    AS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION ON MAY 1, 2003

                                                       REGISTRATION NOS. 33-2081
                                                                       811-04490

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                [_]
PRE-EFFECTIVE AMENDMENT NO.                                            [_]

POST-EFFECTIVE AMENDMENT NO. 37                                        [X]

                                     AND/OR

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940        [_]
AMENDMENT NO. 37                                                       [X]

                     JOHN HANCOCK VARIABLE SERIES TRUST I
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                              JOHN HANCOCK PLACE
               INSURANCE AND SEPARATE ACCOUNTS DEPT. - LAW SECTOR
                                 P.O. BOX 111
                          BOSTON, MASSACHUSETTS 02117
                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                (617) 572-6000
                        (REGISTRANT'S TELEPHONE NUMBER)

                           RONALD J. BOCAGE, ESQUIRE
               INSURANCE AND SEPARATE ACCOUNTS DEPT. - LAW SECTOR
                              JOHN HANCOCK PLACE
                                 P.O. BOX 111
                          BOSTON, MASSACHUSETTS 02117
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                  COPIES TO:

                          THOMAS C. LAUERMAN, ESQUIRE
                                FOLEY & LARDNER
                              3000 K Street N.W.
                            WASHINGTON, D.C. 20007

It is proposed that this filing will become effective (check appropriate box)

     [_] Immediately upon filing pursuant to paragraph (b)

     [X] On May 1, 2003 pursuant to paragraph (b)

     [_] 60 days after filing pursuant to paragraph (a)(1)

     [_] On May 1, 2003 pursuant to paragraph (a)(1)

     [_] 75 days after filing pursuant to paragraph (a)(2)

     [_] On (date) pursuant to paragraph (a)(2) of Rule 485.

     If appropriate check the following box:

     [_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment

As with all mutual funds, the Securities and Exchange Commission has not judged whether the funds of the John Hancock Variable Series Trust I are good investments or whether the information in this prospectus is adequate and accurate. Anyone who tells you otherwise is committing a federal crime.

JOHN HANCOCK
VARIABLE SERIES TRUST I

PROSPECTUS

May 1, 2003

Equity Index Fund
Large Cap Value Fund
Large Cap Value CORE /SM/ Fund
Large Cap Growth Fund
Large Cap Aggressive Growth Fund
Earnings Growth Fund
Growth & Income Fund
Fundamental Value Fund
Fundamental Growth Fund
Mid Cap Value Fund
Small/Mid Cap CORE /SM/ Fund
Small/Mid Cap Growth Fund
Small Cap Value Fund
Small Cap Growth Fund
Small Cap Emerging Growth Fund
International Equity Index Fund
International Opportunities Fund
Overseas Equity Fund
Emerging Markets Equity Fund
Real Estate Equity Fund
Health Sciences Fund
Financial Industries Fund
Managed Fund
Short-Term Bond Fund
Bond Index Fund
Active Bond Fund
Total Return Bond Fund
High Yield Bond Fund
Global Bond Fund
Money Market Fund

                Managed by John Hancock Life Insurance Company
                              John Hancock Place
                               Boston, MA 02117

Contents

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John Hancock Variable Series           Overview                                    1
Trust I ("Trust")

A fund-by-fund summary of goals,       Your Investment Choices                     2
strategies and risks.                  Equity Index Fund                           8
                                       Large Cap Value Fund                       10
                                       Large Cap Value CORE /SM/ Fund             12
                                       Large Cap Growth Fund                      14
                                       Large Cap Aggressive Growth Fund           16
                                       Earnings Growth Fund                       18
                                       Growth & Income Fund                       20
                                       Fundamental Value Fund                     24
                                       Fundamental Growth Fund                    26
                                       Mid Cap Value Fund                         28
                                       Small/Mid Cap CORE /SM/ Fund               30
                                       Small/Mid Cap Growth Fund                  32
                                       Small Cap Value Fund                       34
                                       Small Cap Growth Fund                      38
                                       Small Cap Emerging Growth Fund             40
                                       International Equity Index Fund            42
                                       International Opportunities Fund           44
                                       Overseas Equity Fund                       46
                                       Emerging Markets Equity Fund               48
                                       Real Estate Equity Fund                    50
                                       Health Sciences Fund                       54
                                       Financial Industries Fund                  56
                                       Managed Fund                               58
                                       Short-Term Bond Fund                       62
                                       Bond Index Fund                            64
                                       Active Bond Fund                           66
                                       Total Return Bond Fund                     68
                                       High Yield Bond Fund                       70
                                       Global Bond Fund                           72
                                       Money Market Fund                          74

Policies and instructions for opening, Your Account                               76
maintaining and closing an account in  Investments in shares of the funds         76
any fund                               Share price                                76
                                       Valuation                                  76
                                       Conflicts                                  76

Further information on the funds       Funds' Expenses                            77

                                       Dividends and Taxes                        77
                                       Dividends                                  77
                                       Taxes                                      77

                                       Financial Highlights                       78

Further information on the Trust       Trust Business Structure                   88

Additional subadviser information      Appendix A                                 89

                                       Appendix B                                 91

                                       For more information               back cover

Overview

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FUND INFORMATION KEY
Concise fund-by-fund descriptions begin on page 8. Each description provides the following information:

Goal and Strategy The fund's particular investment goals and the principal strategies it intends to use in pursuing those goals.

Subadviser/Manager The firm and individual(s) providing investment management services to the fund.

Past Performance The fund's total return, measured year-by-year and over time.

Main Risks The significant risk factors associated with the fund. The risks are categorized as "Primary" or "Secondary". The Primary Risks are considered major factors in the fund's performance and are described first. The Secondary Risks are not considered major factors in the fund's performance because the fund would not normally commit a large portion of its assets to the investments involved. However, the Secondary Risks are of such a nature that they could significantly affect the fund's performance, even if the investments are held in relatively small amounts.

Fees and Expenses A table describes the fund's fees and expenses and examples show the costs over time.

THE FUNDS
The Trust offers investment choices, or funds, for the variable annuity and variable life insurance contracts ("variable contracts") of:

.. John Hancock Life Insurance Company ("John Hancock"),

.. John Hancock Variable Life Insurance Company ("JHVLICO"), and

.. certain other insurance companies that may or may not be affiliated with John
  Hancock.

In some variable contract forms, the Trust may be referred to by some other term (such as the "Fund" or "Series Fund") and the investment choices may also be referred to by some other term (such as "Portfolios" or "Series").

RISKS OF FUNDS
These funds, like all mutual funds, are not bank deposits. They are not insured or guaranteed by the FDIC or any other government agency. You could lose money by investing in these funds. So, be sure to read all risk disclosure carefully before investing.

MANAGEMENT
John Hancock is the investment adviser of each fund of the Trust. John Hancock is a Massachusetts stock life insurance company. On February 1, 2000, John Hancock changed its form of organization and its name. Prior to that date, it was John Hancock Mutual Life Insurance Company, a mutual life insurance company that was chartered in 1862. At the end of 2002, John Hancock and its affiliates managed approximately $127.5 billion in assets, of which it owned approximately $67 billion.

All of the funds of the Trust have subadvisers. John Hancock recommends subadvisers for the funds to the Trust, and oversees and evaluates the subadvisers' performance. John Hancock also oversees the allocation of a fund's assets between subadvisers for those funds that are "multi-managed" (Growth & Income, Small Cap Value, Real Estate Equity and Managed Funds), and manages the Trust's joint trading account for various funds' liquidity reserves.

Each subadviser has discretion to purchase and sell securities for the fund, or the portion of a fund, that it manages. While employing their own investment approach in managing a fund, each subadviser must also adhere to the fund's investment goals, strategies and restrictions.

Your Investment Choices

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The Trust offers a number of investment choices, or funds, to suit a variety of objectives under variable contracts. 30 of these funds are available under your variable contract. Each fund has its own strategy and its own risk/reward profile. The funds can be broadly categorized as equity funds, sector funds, balanced funds, bond funds, and international/global funds. Within these broad categories, the funds can be further categorized as follows:

EQUITY FUNDS
Equity funds can be categorized in two ways--by capitalization and by investment style.

Capitalization                     Equity funds can be categorized by market capitalization, which is defined as the market value of all shares of a company's stock. Capitalization requirements for each equity fund are described in the "Goal and Strategy" discussion for the fund and will differ from fund to fund within each capitalization category. For more information on these capitalization requirements, turn to page 5. In volatile market environments, a fund's market cap ex-
                                   posure may be allowed to shift temporarily outside of the normal range in order to avoid unnecessary transaction costs.

                                   Large Cap Funds:
.. Equity Index Fund                These funds invest primarily in large, well-established companies that typically are very actively traded and provide more stable investment returns over time. Large cap funds are
.. Large Cap Value Fund             appropriate for investors who want the least volatile investment returns within the overall equity markets.
.. Large Cap Value CORE/ SM/ Fund

.. Large Cap Growth Fund

.. Large Cap Aggressive Growth Fund

.. Earnings Growth

                                   Large/Mid Cap Funds:
.. Growth & Income Fund             These funds invest primarily in large cap and mid cap companies. The capitalization of these funds can shift over time from primarily large cap to primarily mid cap or vice versa
.. Fundamental Value Fund           depending on where the manager identifies investment opportunities. These funds are gen-
                                   erally more volatile than pure large cap funds, but generally less volatile than pure mid cap
.. Fundamental Growth Fund          funds.

                                   Mid Cap Funds:
.. Mid Cap Value Fund               These funds invest primarily in medium-sized, less established companies that are less ac-
                                   tively traded and provide more share price volatility over time than large cap stocks. Mid cap funds are appropriate for investors who are willing to accept more volatile investment returns within the overall equity markets for the potential reward of higher long-term returns.

                                   Small/Mid Cap Funds:
.. Small/Mid Cap CORE/ SM/ Fund     These funds invest primarily in mid cap and small cap companies. The capitalization of these funds can shift over time from primarily mid cap to primarily small cap or vice versa
.. Small/Mid Cap Growth Fund        depending on where the manager identifies investment opportunities. These funds are gen-
                                   erally more volatile than pure mid cap funds, but generally less volatile than pure small cap funds.

                                   Small Cap Funds:
.. Small Cap Value Fund             These funds invest primarily in small newly established companies that are less actively traded and have a high level of share price volatility over time. Small cap funds are appro-
.. Small Cap Growth Fund            priate for investors who are willing to accept the most volatile investment returns within the overall equity markets for the potential reward of higher long-term returns.
.. Small Cap Emerging Growth Fund


Investment Style

                                   Value Funds:
.. Large Cap Value Fund             Value funds invest in companies that
                                   are attractively priced, considering
.. Large Cap Value CORE/ SM/ Fund   their asset and earnings history. These
                                   stocks typically pay above average
.. Fundamental Value Fund           dividends and have low stock prices
                                   relative to measures of earnings and
.. Mid Cap Value Fund               book value. Value funds are appropriate
                                   for in-vestors who want some dividend
.. Small Cap Value Fund             income and the potential for capital
                                   gains, but are less tol-erant of
                                   share-price fluctuations.

                                   Growth Funds:
.. Large Cap Growth Fund            Growth funds invest in companies
                                   believed to have above-average
.. Large Cap Aggressive Growth Fund prospects for capital growth due to their strong earnings and revenue
.. Earnings Growth Fund             potential. Growth stocks typically have
                                   high stock prices relative to measures
.. Fundamental Growth Fund          of earnings and book value. Growth
                                   funds are appro-priate for investors
.. Small Mid/Cap Growth Fund        who are willing to accept more
                                   share-price volatility for the
.. Small Cap Growth Fund            potential reward of higher long-term
                                   returns.
.. Small Cap Emerging Growth Fund

                                   Blend Funds:
.. Equity Index Fund                Blend funds invest in both value and
                                   growth companies. Blend funds are
.. Growth & Income Fund             appropriate for investors who seek both
                                   dividend and capital appreciation
.. Small/Mid Cap CORE /SM/ Fund     characteristics.

SECTOR FUNDS
Sector funds invest primarily in a single sector of the stock market and may be affected by economic factors and other factors specific tothat sector. Sector funds are appropriate for investors who are willing to accept more volatile investment returns relative to the overallequity market.

.. Real Estate Equity Fund

.. Health Sciences Fund

.. Financial Industries Fund

BALANCED FUNDS
Balanced funds invest in a combination of stocks and bonds and actively manage the mix of stocks and bonds within a target range.Domestic balanced funds invest in U.S. stocks and bonds.

.. Managed Fund

BOND FUNDS
Bond funds can be categorized in two ways--by average maturity and by credit quality:

Average Maturity                   Bond maturity is a key measure of
                                   interest rate risk. A bond's maturity
                                   measures the time remaining until the
                                   bond matures, or until the repayment of
                                   the bond's principal comes due. The
                                   longer a bond's maturity, the more
                                   sensitive the bond's price is to
                                   changes in interest rates.

                                   Short:
.. Money Market Fund                These funds invest primarily in bonds
                                   with short maturities, and maintain a
.. Short-Term Bond Fund             weighted aver-age effective maturity
                                   which is typically between one and
                                   three years. These funds have less
                                   interest rate risk than
                                   intermediate-term bond funds.

                                   Intermediate:
.. Bond Index Fund                  These funds invest in bonds of all
                                   maturities and maintain a weighted
.. Active Bond Fund                 average effective maturity which is
                                   typically between three and ten years.
.. Total Return Bond Fund           These funds have more interest rate
                                   risk than short-term bond funds.
.. High Yield Bond Fund

.. Global Bond Fund

Credit Quality                     Credit quality is a measure of the
                                   ability of a bond issuer to meet its
                                   financial obligations and repay
                                   principal and interest. High quality
                                   bonds have less credit risk than lower
                                   quality bonds. Investment grade bonds
                                   typically have "high" or "medium"
                                   credit quality ratings (as defined
                                   below), while high-yield bonds have
                                   "low" credit quality ratings.

                                   High:
.. Money Market Fund                These funds focus on the highest-rated,
                                   most creditworthy bonds or money market
.. Bond Index Fund                  instruments and typically maintain an
                                   average credit quality rating of
                                   AAA/Aaa (A-1/P-1 for money market
                                   funds).

                                   Medium:
.. Global Bond Fund                 These funds invest in bonds of all
                                   credit quality levels with a focus on
.. Short-Term Bond Fund             investment grade bonds. These funds
                                   typically maintain an average credit
.. Active Bond Fund                 quality rating of AA/Aa, A or BBB/Baa.

.. Total Return Bond Fund

                                   Low:
.. High Yield Bond Fund             These funds invest primarily in lower
                                   rated bonds--known as high yield or
                                   "junk" bonds. These funds typically
                                   maintain a below investment-grade
                                   average credit quality rating of BB/Ba
                                   or B.

INTERNATIONAL EQUITY FUNDS
International funds invest primarily in securities markets outside the United States. These funds can be categorized by the types of marketsthey invest in.

                                   Developed Markets:
.. International Equity Index Fund  These funds invest primarily in the larger, well-established developed or
.. International Opportunities Fund industrialized markets around the world. These funds have a lower level
.. Overseas Equity Fund             of foreign securities risk than
                                   emerging market funds.

                                   Emerging Markets:
.. Emerging Markets Equity Fund     These funds invest primarily in
                                   developing or emerging markets and have
                                   a higher level of foreign securities
                                   risk than funds that invest primarily
                                   in developed markets. These funds have
                                   more return volatility than the overall
                                   international/global equity markets.

MARKET CAPITALIZATION DATA
In the following pages of this prospectus, some of the equity funds describe their market capitalization requirements by referring to one or more indexes that are widely recognized as a source of market capitalization data. Publishers of an equity index typically define constituents at least annually. The range of market capitalizations for each index changes with daily changes in the overall equity market levels.

Market capitalization ranges for the following indexes are based on statistics at year-end 2002:

                             Smallest      Largest      Weighted Average      Used with the following
          Index               Stock         Stock     Market Capitalization          Fund(s):
S&P 500                    $279 million $ 280 billion $77.3 billion         Managed
                                                                            Growth & Income
Russell(R) 1000            $194 million $ 280 billion $69.7 billion         Growth & Income
                                                                            Managed
                                                                            Large Cap Value
                                                                            Large Cap Value CORE/SM/
                                                                            Fundamental Value
                                                                            Large Cap Growth
                                                                            Large Cap Aggressive Growth
                                                                            Earnings Growth
Russell 1000(R) Value      $194 million $ 237 billion $53.0 billion         Large Cap Value
                                                                            Large Cap Value CORE/SM/
                                                                            Fundamental Value
Russell 1000(R) Growth     $194 million $ 280 billion $85.9 billion         Large Cap Growth
                                                                            Large Cap Aggressive Growth
                                                                            Earnings Growth
Russell Mid Cap(TM)        $194 million $13.2 billion $ 4.6 billion         Mid Cap Value
                                                                            Fundamental Growth
Russell Mid Cap(TM) Value  $194 million $10.2 billion $ 4.4 billion         Mid Cap Value
Russell Mid Cap(TM) Growth $194 million $13.2 billion $ 4.9 billion         Fundamental Growth
Russell 2500(TM)           $  8 million $ 4.8 billion $ 1.4 billion         Small / Mid Cap CORE
                                                                            Small / Mid Cap Growth
Russell 2500(TM) Growth    $  8 million $ 3.6 billion $ 1.3 billion         Small / Mid Cap Growth
Russell 2000(R)            $  8 million $ 2.4 billion $ 640 million         Small Cap Value
                                                                            Small Cap Growth
                                                                            Small Cap Emerging Growth
Russell 2000(R) Value      $ 11 million $ 2.0 billion $ 620 million         Small Cap Value
Russell 2000(R) Growth     $  8 million $ 2.4 billion $ 660 million         Small Cap Growth
                                                                            Small Cap Emerging Growth

The Russell 1000(R) Index, Russell 1000(R) Value Index, Russell 1000(R) Growth Index, Russell Mid Cap(TM) Index, Russell Mid Cap(TM) Value Index, Russell Mid Cap(TM) Growth Index, Russell 2500(TM) Index, Russell 2500(TM) Growth Index, Russell 2000(R) Index, Russell 2000(R) Value Index and Russell 2000(R) Growth Index are service marks or trademarks of Frank Russell Company, which does not sponsor and is not in any way affiliated with the Trust. Inclusion of a security in the index in no way implies an opinion on the part of Frank Russell Company as to its attractiveness or appropriateness as an investment.

"S&P 500 Index" means the Standard & Poor's 500 Composite Stock Price Index. "Standard & Poor's," "S&P" and "S&P 500" are trademarks of McGraw Hill, Inc. and have been licensed for use by the Trust.

ADDITIONAL INFORMATION

Manager of Managers Arrangement

A "manager of managers" arrangement is now quite common among mutual funds that employ subadvisers to manage investment portfolios. This type of arrangement allows a fund, its overall investment manager and the fund's subadviser to enter into various new or amended sub-investment management agreements without the need to obtain additional shareholder and contract owner approval.

The Trust and John Hancock have applied for an exemptive order from the Securities and Exchange Commission for a manager of managers arrangement. John Hancock and the Funds intend to rely upon the arrangement if the Securities and Exchange Commission approves the application and issues the requested order. This would permit John Hancock and the Trust, under certain circumstances, to select or change subadvisers, enter into new agreements with subadvisers or amend existing agreements with subadvisers, without first obtaining shareholder approval. (The Funds must still obtain shareholder approval of any agreement with a subadviser that is an affiliate of John Hancock.) John Hancock believes that the arrangement permits changes in subadvisory arrangements faster and at lower cost, since the need for the Funds to seek additional shareholder approval for such changes will be reduced. Shareholders for each of the Funds previously approved the arrangement.

Shareholders of a Fund will be notified of any changes in the subadviser to that Fund.

General Information

In the following pages, any fund investment strategy that is stated as a percentage of a fund's assets applies at all times, not just at the time the fund buys or sells an investment security. However, when markets are unusually volatile or when a fund experiences unusually large cash flows, a fund may be allowed to temporarily deviate from its normal strategy to avoid unnecessary transaction costs. A fund may not achieve its investment objectives when taking these measures. The trustees of the Trust can change the investment goals and strategy of any fund without shareholder (i.e., contractowner) approval.

All of the funds (except bond funds and equity index funds) may participate in initial public offerings (IPOs). Under certain market conditions, such participation could significantly improve a fund's total investment return. There is no assurance that such market conditions will continue and provide the same favorable impact on future investment returns.

If the total investment return for any fund for any given year appears unusually high, the return may be attributable to unusually favorable market conditions which will probably not be sustainable. For instance, a high total investment return may reflect participation in IPOs, "hot" industries (e.g., internet-related companies), private placements and/or leveraging investment techniques during the period indicated. There is no assurance that any of those methods, or any other investment technique, will continue to have the same impact on the fund's total investment returns.

In this prospectus, the term "stock" is used as a shorthand reference for equity investments generally and the term "bond" is used as a shorthand reference for debt obligations generally.

                      This page intentionally left blank

Equity Index Fund


GOAL AND STRATEGY

This is a stock fund that seeks to track the performance of the S&P 500 Index, which emphasizes the stocks of large U.S. companies.

The manager employs a passive management strategy by normally investing in all stocks included in the Index. The manager normally invests in each stock in roughly the same proportion as represented in the Index.

The manager seeks to replicate as closely as possible the aggregate risk characteristics and sector diversification of the Index.

The Fund normally invests in all 500 stocks in the Index, and more then 80% of its assets in securities listed in the Index, but the Fund has no predetermined number of stocks that it must hold. S&P may change the composition of the Index from time to time. The manager will reflect those changes as soon as practical.

The Fund is normally fully invested. The manager may invest in stock index futures to maintain market exposure and manage cash flow.

The Fund may purchase other types of securities that are not primary investment vehicles, for example: certain Exchange Traded Funds (ETFs), U.S. dollar denominated foreign securities, cash equivalents, and certain derivatives (investments whose value is based on indices or other securities).

In abnormal market conditions, the Fund may take temporary defensive measures--such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those measures, the Fund may not achieve its investment goal.

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SUBADVISER

SSgA Funds Management, Inc.
(formerly State Street Global Advisors, a division of State Street Bank and Trust Company)
Two International Place
Boston, Massachusetts 02110

Managing, with predecessor, since 1978
Managing Fund since May, 1997
Managed approximately $61 billion in assets at the end of 2002

FUND MANAGERS

John A. Tucker
---------------------
Principal of subadviser
Joined subadviser in 1988

James B. May
---------------------
Principal of subadviser
Joined subadviser in 1989
PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may also help provide an indication of the fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

 Year-by-year total returns -- calendar years

            [CHART]

 1997     1998     1999     2000     2001      2002
------   ------   ------   ------   -------  -------
32.79%   28.45%   21.08%   -9.15%   -11.98%  -22.31%


Best quarter: up 21.27%, fourth quarter 1998 Worst quarter: down 17.39%, third quarter 2002

 Average annual total return -- for periods ending 12/31/2002*
                                                                Fund    Index
                         1 year                                -22.31% -22.11%
                         5 years                                -0.68%  -0.58%
                         Life of Fund                            5.90%   6.16%

Index: S&P 500 Index

*  Began operations on May 1, 1996.

MAIN RISKS

Primary

Index Management Risk: Certain factors such as the following may cause the Fund to track the Index less closely:

.. The securities selected by the manager may not be fully representative of the Index.

.. Transaction expenses of the Fund may result in the Fund's performance being different than that of the Index.

.. The size and timing of the Fund's cash flows may result in the Fund's performance being different than that of the Index.

Also, index funds like this one will have more difficulty in taking defensive positions in abnormal market conditions.

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concentrated in certain sectors, the Fund's performance could be worse than the overall market.

Manager Risk: The manager and its strategy may fail to produce the intended results.

Investment Category Risk: The returns of the Fund's specific equity investment category may lag the returns of the overall stock market. For example, the Fund's "large cap" approach carries the risk that in certain markets large cap stocks will underperform mid cap and small cap stocks.

Secondary

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally considered more risky than direct investments. Also, in a down market, derivatives could become harder to value or sell at a fair price.

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FEES AND EXPENSES OF THE FUND
These tables describe the fees and expenses you may pay if you buy and hold shares of the Fund and do not reflect the expenses and charges of the applicable separate accounts and variable contracts. Those expenses and charges vary considerably from contract to contract and are described in the variable contract prospectus to which this prospectus is attached.

Shareholder Fees (fees paid directly from your investment)                  None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                                        Total Annual
   Investment Distribution and              Fund                    Net Fund
   Management     Service       Other    Operating      Expense     Operating
      Fee       (12b-1) Fee    Expenses   Expenses   Reimbursements Expenses
      ---       -----------    --------   --------   -------------- --------
     0.13%          N/A         0.10%      0.23%          0.0%        0.23%

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 directly in the shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund's operating expenses remain the same. Although actual Fund costs may be higher or lower, the Examples show what the Fund costs would be based on these assumptions.

                          Year 1 Year 3 Year 5 Year 10
                           $24    $74    $130   $293

Large Cap Value Fund


GOAL AND STRATEGY

This is a large cap stock fund with a value emphasis that seeks long-term capital appreciation and substantial dividend income.

The Fund invests primarily in a diversified mix of common stocks of large established U.S. companies paying above-average dividends.

The manager employs a value approach in selecting stocks using proprietary equity research. Stocks are purchased that are undervalued by various measures such as the stock's current price relative to its earnings potential.

The manager looks for companies with:

.. established operating history;

.. above-average dividend yield relative to the S&P 500 Index;

.. low price/earnings ratio relative to the S&P 500 Index;

.. sound balance sheet and other positive financial characteristics; and

.. low stock price relative to the company's underlying value.

The Fund's sector exposures are broadly diversified but are primarily a result of stock selection and therefore may vary significantly from its benchmark. The Fund normally invests in 100 to 175 stocks, and at least 80% of its assets in large cap companies. For the purpose of this Fund, "large cap companies" are those with market capitalizations that are within the range of capitalization of companies represented in the Russell 1000(R) Value Index. The Fund normally has 10% or less (usually lower) of its assets in cash and cash equivalents. The Fund may invest in initial public offerings (IPOs).

The Fund may purchase other types of securities that are not primary investment vehicles, for example: foreign securities denominated in U.S. dollars or any other currency, high and medium quality debt securities, certain Exchange Traded Funds (ETFs), and certain derivatives (investments whose value is based on indices or other securities).

In abnormal market conditions, the Fund may take temporary defensive measures--such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those measures, the Fund may not achieve its investment goal.

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SUBADVISER

T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, Maryland 21202

Managing since 1937
Managing Fund since May, 1996
Managed approximately $141 billion in assets at the end of 2002

FUND MANAGERS

Management by Investment Advisory Committee

Brian C. Rogers, CFA, CIC
---------------------
Vice President of subadviser
Joined subadviser in 1982

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may also help provide an indication of the fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

Year-by-year total returns -- calendar years
                   [CHART]

 1997    1998    1999     2000    2001      2002
------   -----   -----   ------   -----   -------
28.56%   9.26%   3.28%   12.97%   1.25%   -13.24%

Best quarter: up 12.86%, fourth quarter 1999
 Worst quarter: down 17.36%, third quarter 2002

Average annual total return -- for periods ending 12/31/2002*

                                        Fund    Index
                          1 year       -13.24% -15.52%
                          5 years        2.29%   1.16%
                          Life of fund   7.69%   7.73%

Index: Russell 1000(R) Value Index

*  Began operations on May 1, 1996.

MAIN RISKS

Primary


Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concentrated in certain sectors, the Fund's performance could be worse than the overall market.

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Investment Category Risk: The returns of the Fund's specific equity investment category may lag the returns of the overall stock market. For example, the Fund's "value" approach carries the risk that in certain markets "value" stocks will underperform "growth" stocks. Also, the Fund's "large cap" approach carries the risk that in certain markets large cap stocks will underperform small cap and mid cap stocks.

Secondary

Foreign Risk: The Fund's foreign securities will pose special risks, due to limited government regulation, lack of public information, economic, political and social instability and foreign currency rate fluctuations. Factors such as lack of liquidity, foreign ownership limits and restrictions on removing currency also pose special risks.

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally considered more risky than direct investments. Also, in a down market, derivatives could become harder to value or sell at a fair price.

Initial Public Offering Risk: The Fund has the ability to invest in initial public offerings (IPOs) and a significant portion of the Fund's return may at times be attributable to its investment in IPOs. IPOs could have a substantial impact on performance, either positive or negative, particularly on a fund with a small asset base. Also, the Fund's investments in IPOs may be subject to more erratic price movements than the overall equity market.

--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUND
These tables describe the fees and expenses you may pay if you buy and hold shares of the Fund and do not reflect the expenses and charges of the applicable separate accounts and variable contracts. Those expenses and charges vary considerably from contract to contract and are described in the variable contract prospectus to which this prospectus is attached.

Shareholder Fees (fees paid directly from your investment)                  None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                                        Total Annual
   Investment Distribution and              Fund                    Net Fund
   Management     Service       Other    Operating      Expense     Operating
      Fee       (12b-1) Fee    Expenses   Expenses   Reimbursements Expenses
      ---       -----------    --------   --------   -------------- --------
     0.75%          N/A         0.08%      0.83%          0.0%        0.83%


Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 directly in the shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund's operating expenses remain the same. Although actual Fund costs may be higher or lower, the Examples show what the Fund costs would be based on these assumptions.

                          Year 1 Year 3 Year 5 Year 10
                           $85    $265   $460  $1,025

Large Cap Value CORE SM Fund



GOAL AND STRATEGY

This is a large cap stock fund with a value emphasis that seeks long-term capital appreciation and dividend income.

The Fund invests primarily in a diversified mix of common stocks of large established U.S. companies that are believed to offer favorable prospects for increasing dividends and growth in capital.

The manager selects stocks using a combination of quantitative techniques and fundamental equity research. The manager employs an investment process known as CORE, "Computer Optimized, Research-Enhanced," that employs a proprietary quantitative model. "CORE /SM/" is a service mark of Goldman, Sachs & Co. The manager identifies stocks that have strong expected earnings growth and momentum and better valuation and risk characteristics than the Russell 1000(R) Value Index.

Stocks are purchased that have:
.. Low to modest valuation characteristics relative to general market measures, such as price/earnings ratio, book value and other fundamental accounting measures, and

.. favorable prospects for capital appreciation and/or dividend paying ability.

The Fund is managed using risk control techniques to maintain risk, style, capitalization and sector characteristics similar to the Russell 1000(R) Value Index. The Fund is broadly diversified by sector.

The Fund normally invests in 100 to 350 stocks, and at least 80% of its assets in large cap companies. For the purpose of this Fund, "large-cap companies" are those with market capitalizations that are within the range of capitalization of companies represented in the Russell 1000(R) Value Index. The Fund normally has 10% or less (usually lower) of its assets in cash and cash equivalents. The Fund may invest in initial public offerings (IPOs).

The Fund may purchase other types of securities that are not primary investment vehicles, for example: U.S. dollar denominated foreign securities, certain Exchange Traded Funds (ETFs), and certain derivatives (investments whose value is based on indices or other securities).

In abnormal market conditions, the Fund may take temporary defensive measures--such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those measures, the Fund may not achieve its investment goal.

--------------------------------------------------------------------------------

SUBADVISER

Goldman Sachs Asset Management, L.P.
(formerly, Goldman Sachs Asset Management, a unit of the Investment Management Division of Goldman, Sachs & Co.)
32 Old Slip
New York, New York 10005

Managing since 1988
Managing Fund since August, 1999
Managed approximately $330 billion
in assets at the end of 2002

FUND MANAGERS
Management by investment team overseen by:

Robert C. Jones
---------------------
Managing Director of subadviser
Joined subadviser in 1989

Melissa R. Brown
---------------------
Managing Director of subadviser
Joined subadviser in 1998
Director of Quantitative Equity Research at Prudential Securities (1983-1998)

Victor H. Pinter
---------------------
Vice President of subadviser
Joined subadviser in 1989

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

 Year-by-year total returns -- calendar year

    [CHART]

 2000   2001     2002
-----  ------   -------
5.12%  -4.75%   -18.21%

Best quarter: up 8.62%, third quarter 2000 Worst quarter: down 17.35%, third quarter 2002

Average annual total returns -- for periods ending 12/31/2002*
                          Fund               Index
1 year                   -18.21%            -15.52%
Life of fund              -4.81%             -4.14%

Index: Russell 1000(R) Value Index

*  Began operations on August 31, 1999.

MAIN RISKS

Primary

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concentrated in certain sectors, the Fund's performance could be worse than the overall market.

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Investment Category Risk: The returns of the Fund's specific equity investment category may lag the returns of the overall stock market. For example, the Fund's "value" approach carries the risk that in certain markets "value" stocks will underperform "growth" stocks. Also, the Fund's "large cap" approach carries the risk that in certain markets large cap stocks will underperform small and mid cap stocks.

Secondary

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally considered more risky than direct investments. Also, in a down market, derivatives could become harder to value or sell at a fair price.

Initial Public Offering Risk: The Fund has the ability to invest in initial public offerings (IPOs) and a significant portion of the Fund's return may at times be attributable to its investment in IPOs. IPOs could have a substantial impact on performance, either positive or negative, particularly on a fund with a small asset base. Also, the Fund's investments in IPOs may be subject to more erratic price movements than the overall equity market.

--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUND
These tables describe the fees and expenses you may pay if you buy and hold shares of the Fund and do not reflect the expenses and charges of the applicable separate accounts and variable contracts. Those expenses and charges vary considerably from contract to contract and are described in the variable contract prospectus to which this prospectus is attached.

Shareholder Fees (fees paid directly from your investment)                  None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                                      Total Annual
 Investment Distribution and              Fund                       Net Fund
 Management     Service       Other    Operating        Expense      Operating
    Fee       (12b-1) Fee    Expenses   Expenses   Reimbursements(1) Expenses
    ---       -----------    --------   --------   ----------------- --------
   0.74%          N/A         0.23%      0.97%           0.13%         0.84%


(1) Under its current investment management agreement with the Trust, John Hancock reimburses the Fund when the Fund's "other fund expenses" exceed 0.10% of the Fund's average daily net assets. The agreement will remain in effect until May 1, 2004, and may be renewed each year thereafter by the Trust.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 directly in the shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund's operating expenses remain the same. Although actual Fund costs may be higher or lower, the Examples show what the Fund costs would be based on these assumptions.

                          Year 1 Year 3 Year 5 Year 10
                           $86    $296   $524  $1,178

Large Cap Growth Fund


GOAL AND STRATEGY

This is a non-diversified large cap stock fund with a growth emphasis that seeks capital appreciation.

The Fund invests primarily in a diversified mix of common stocks of large established U.S. companies that are believed to offer above-average potential for growth in revenues and earnings.

The manager selects stocks using a combination of proprietary equity research and quantitative tools. Stocks are purchased that are undervalued relative to the stock's history and have improving earnings growth prospects. The manager seeks to maintain risk and sector characteristics similar to the Russell 1000(R) Growth Index.

The Fund is "non-diversified" which means it can take larger positions in individual issuers. The Fund normally invests in 75 to 160 stocks, and at least 80% of its assets in large cap companies. For the purpose of this Fund, "large cap companies" are those with market capitalizations that are within the range of capitalization of companies represented in the Russell 1000(R) Growth Index. The Fund normally has 10% or less (usually lower) of its assets in cash and cash equivalents. The Fund may invest in initial public offerings (IPOs).

The Fund may purchase other types of securities that are not primary investment vehicles, for example: U.S. dollar denominated foreign securities, certain Exchange Traded Funds (ETFs), and certain derivatives (investments whose value is based on indices or other securities).

In abnormal market conditions, the Fund may take temporary defensive measures--such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those measures, the Fund may not achieve its investment goal.

--------------------------------------------------------------------------------


SUBADVISER

Independence Investment LLC
53 State Street
Boston, Massachusetts 02109

Owned by John Hancock
Managing since 1982
Managing Fund and its predecessor since March, 1986
Managed approximately $19 billion in assets at the end of 2002

FUND MANAGERS

Management by investment team overseen by:

Mark C. Lapman
---------------------
President and CEO of subadviser
Joined subadviser in 1982

John C. Forelli
---------------------
Senior Vice President of subadviser
Joined subadviser in 1990

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

 Year-by-year total returns -- calendar years


                                    [CHART]

  1993   1994   1995   1996    1997  1998   1999    2000    2001     2002
------ ------  ------ ------  ------ ----- ------ -------  -------  -------
13.80% -0.98%  31.64% 18.27%  30.89% 39.51% 24.07% -17.89% -17.54%  -27.82%


Best quarter: up 27.79%, fourth quarter 1998 Worst quarter: down 21.05%, first quarter 2001

                            Average annual total returns -- for periods ending 12/31/2002
                                                   Fund                Index
                            1 year                -27.82%             -27.89%
                            5 years                -3.29%              -3.84%
                            10 years                6.87%               6.71%

Index: Russell 1000(R) Growth Index

MAIN RISKS

Primary

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concentrated in certain sectors, the Fund's performance could be worse than the overall market.

Non-Diversified Fund Risk: The Fund's larger position in individual issuers could produce more volatile performance relative to more diversified funds. The less diversified a fund's holdings are, the more likely it is that a specific security's poor performance will hurt the fund significantly.

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Investment Category Risk: The returns of the Fund's specific equity investment category may lag the returns of the overall stock market. For example, the Fund's "growth" approach carries the risk that in certain markets "growth" stocks will underperform "value" stocks. Also, the Fund's "large cap" approach carries the risk that in certain markets large cap stocks will underperform small cap and mid cap stocks.

Concentration Risk: The Fund's investment in securities of a smaller number of issuers could produce more volatile performance relative to funds that invest in a larger number of issuers. The more concentrated a fund's holdings are, the more likely it is a specific security's poor performance will hurt the fund significantly.

Secondary

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally considered more risky than direct investments. Also, in a down market, derivatives could become harder to value or sell at a fair price.

Initial Public Offering Risk: The Fund has the ability to invest in initial public offerings (IPOs) and a significant portion of the Fund's return may at times be attributable to its investment in IPOs. IPOs could have a substantial impact on performance, either positive or negative, particularly on a fund with a small asset base. Also, the Fund's investments in IPOs may be subject to more erratic price movements than the overall equity market.

--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUND
These tables describe the fees and expenses you may pay if you buy and hold shares of the Fund and do not reflect the expenses and charges of the applicable separate accounts and variable contracts. Those expenses and charges vary considerably from contract to contract and are described in the variable contract prospectus to which this prospectus is attached.

Shareholder Fees (fees paid directly from your investment)                  None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                                        Total Annual
   Investment Distribution and              Fund                    Net Fund
   Management     Service       Other    Operating      Expense     Operating
      Fee       (12b-1) Fee    Expenses   Expenses   Reimbursements Expenses
      ---       -----------    --------   --------   -------------- --------
     0.79%          N/A         0.08%      0.87%          0.0%        0.87%

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 directly in the shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund's operating expenses remain the same. Although actual Fund costs may be higher or lower, the Examples show what the Fund costs would be based on these assumptions.

                          Year 1 Year 3 Year 5 Year 10
                           $89    $278   $482  $1,073

Large Cap Aggressive Growth Fund

GOAL AND STRATEGY

This is a non-diversified large cap stock fund with a growth emphasis that seeks long-term capital appreciation.

The Fund invests primarily in the common stocks of large established U.S. companies that are believed to offer above-average potential for long-term growth in revenues and earnings.

The manager selects stocks using proprietary equity research. Stocks are purchased that are expected to have earnings growth potential that may not be recognized by the investment community.

The manager looks for companies with:

.. Above-average earnings growth relative to their peers and the general economy.

.. Positive change due to new product developments, improved regulatory environment or strong management team.

.. Superior management focusing on building shareholder value and generating strong free cash flow.

.. Dominant and differentiated industry franchise.

The Fund's sector exposures are broadly diversified but are primarily a result of stock selection and therefore may vary significantly from its benchmark.

The Fund is "non-diversified", which means it can take larger positions in individual issuers. The Fund normally invests in 70 to 120 stocks, and at least 80% of its assets in large cap companies. For the purpose of this Fund, "large cap companies" are those with market capitalizations that are within the range of capitalization of companies represented in the Russell 1000(R) Growth Index. The Fund normally has 10% or less (usually lower) of its assets in cash and cash equivalents. The Fund may invest in initial public offerings (IPOs).

The Fund may purchase other types of securities that are not primary investment vehicles, for example: foreign securities denominated in U.S. dollars or any other currency, certain Exchange Traded Funds (ETFs), and certain derivatives (investments whose value is based on indices or other securities).

In abnormal market conditions, the Fund may take temporary defensive measures--such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those measures, the Fund may not achieve its investment goal.

--------------------------------------------------------------------------------

SUBADVISER

Janus Capital Management LLC
100 Fillmore Street
Denver, Colorado 80206

Managing since 1969
Managing Fund since May, 2003
Managed approximately $138 billion
in assets at end of 2002

FUND MANAGER

Blaine P. Rollins, CFA
----------------
Vice President of subadviser
Joined subadviser in 1990
PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year under a different subadviser, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

 Year-by-year total returns -- calendar year
     [CHART]

  2000      2001      2002
-------   -------   -------
-18.77%   -14.69%   -31.36%


Best quarter: up 14.88%, fourth quarter 2001 Worst quarter: down 17.87%, first quarter 2001

 Average annual total returns -- for periods ending 12/31/2002*
                                                                 Fund    Index
                          1 year                                -31.36% -27.89%
                          Life of fund                          -15.42% -16.63%

Index: Russell 1000(R) Growth Index

*  Began operations on August 31, 1999.

MAIN RISKS

Primary

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concentrated in certain sectors, the Fund's performance could be worse than the overall market.

Non-Diversified Fund Risk: The Fund's larger position in individual issuers could produce more volatile performance relative to more diversified funds. The less diversified a fund's holdings are, the more likely it is that a specific security's poor performance will hurt the fund significantly.

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Investment Category Risk: The returns of the Fund's specific equity investment category may lag the returns of the overall stock market. For example, the Fund's "growth" approach carries the risk that in certain markets "growth" stocks will underperform "value" stocks. Also, the Fund's "large cap" approach carries the risk that large cap stocks will underperform small cap and mid cap stocks.

Concentration Risk: The Fund's investment in securities of a smaller number of issuers could produce more volatile performance relative to funds that invest in a larger number of issuers. The more concentrated a fund's holdings are, the more likely it is a specific security's poor performance will hurt the fund significantly.


Initial Public Offering Risk: The Fund has the ability to invest in initial public offerings (IPOs) and a significant portion of the Fund's return may at times be attributable to its investment in IPOs. IPOs could have a substantial impact on performance, either positive or negative, particularly on a fund with a small asset base. Also, the Fund's investments in IPOs may be subject to more erratic price movements than the overall equity market.

Secondary

Foreign Risk: The Fund's foreign securities will pose special risks, due to limited government regulation, lack of public information, economic, political and social instability and foreign currency rate fluctuations. Factors such as lack of liquidity, foreign ownership limits and restrictions on removing currency also pose special risks.

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally considered more risky than direct investments. Also, in a down market, derivatives could become harder to value or sell at a fair price.

--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUND
These tables describe the fees and expenses you may pay if you buy and hold shares of the Fund and do not reflect the expenses and charges of the applicable separate accounts and variable contracts. Those expenses and charges vary considerably from contract to contract and are described in the variable contract prospectus to which this prospectus is attached.

Shareholder Fees (fees paid directly from your investment)                  None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                                      Total Annual
 Investment Distribution and              Fund                       Net Fund
 Management     Service       Other    Operating        Expense      Operating
    Fee       (12b-1) Fee    Expenses   Expenses   Reimbursements(1) Expenses
    ---       -----------    --------   --------   ----------------- --------
   0.87%          N/A         0.11%      0.98%           0.01%         0.97%

(1) Under the current investment management agreement with the Trust, John Hancock reimburses the Fund when the Fund's "other fund expenses" exceed 0.10% of the Fund's average daily net assets. The agreement will remain in effect until May 1, 2004, and may be renewed each year thereafter by the Trust.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 directly in the shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund's operating expenses remain the same. Although actual Fund costs may be higher or lower, the Examples show what the Fund costs would be based on these assumptions.

                          Year 1 Year 3 Year 5 Year 10
                           $99    $311   $541  $1,200

Earnings Growth Fund
(formerly Multi Cap Growth Fund)

GOAL AND STRATEGY

This is a large cap stock fund with a growth emphasis that seeks long-term capital appreciation.

The Fund invests primarily in a mix of common stocks of large U.S. companies that are believed to offer above-average potential for long-term growth, which may be measured by factors such as revenues or earnings.

The manager selects stocks using fundamental equity research. Stocks are purchased that are expected to have above average earnings growth potential. Companies with high growth potential tend to be companies with higher than average price/earnings (P/E) or price/book (P/B) ratios. Companies with strong growth potential often have new products, technologies, distribution channels, or other opportunities, or have a strong industry or market position. The stocks of these companies are often called "growth" stocks.

In buying and selling securities for the Fund, the manager uses fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include:

.. growth potential.
.. earnings estimates, and
.. management.

The Fund's sector exposures are a result of stock selection and therefore may vary significantly from the Fund's performance benchmark (Russell 1000 Growth Index).

The Fund normally invests in 75 to 200 stocks and at least 80% of its assets in common stocks of companies with large market capitalizations. For the purposes of this Fund, large capitalization companies are those with market capitalizations within the range of market capitalizations of companies in the Russell 1000 Growth Index or the Russell 1000 Index.

The Fund normally has 15% or less (usually lower) of its assets in cash and cash equivalents. The Fund may invest in initial public offerings (IPOs) but will typically have very limited exposure to these investments.

The Fund may purchase other types of securities that are not primary investment vehicles, for example: securities of foreign issuers, certain Exchange Traded Funds (ETFs), and certain derivatives (investments whose value is based on indices or other securities).

In abnormal market conditions, the Fund may take temporary defensive measures--such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those measures, the Fund may not achieve its investment goal.

--------------------------------------------------------------------------------

SUBADVISER

Fidelity Management & Research Company ("FMR")
82 Devonshire Street
Boston, Massachusetts 02109

Managing since 1946
Managing Fund since March, 2003
Managed approximately $557.4 billion in assets at the end of 2002

FMR Co, Inc. ("FMRC") serves as a sub-subadviser for the Fund. FMRC has day-to-day responsibility for choosing investments for the Fund. FMRC is a wholly-owned subsidiary of Fidelity Management & Research Company.

Past Performance information set forth herein does not reflect FMR and FMRC services to the Fund.

FUND MANAGER

Joseph Day
---------------------
Vice President of subadviser
Joined subadviser in 1985

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

 Year-by-year total returns -- calendar years

                   [CHART]

 1997    1998    1999     2000     2001      2002
------  ------  -------  -------  -------  --------
16.66%  39.07%  118.31%  -35.86%  -36.93%   -32.39%

Best quarter: up 59.33%, fourth quarter 1999 Worst quarter: down 33.10%, first quarter 2001


Average annual total returns -- for periods ending 12/31/2002*
                    Fund         Index 1       Index 2**
1 year             -32.39%       -27.89%        -25.01%
5 years             -3.65%        -3.84%         -1.18%
Life of fund        -0.08%         3.05%          2.97%

Index 1: Russell 1000 Growth Index
Index 2: A composite index combining the performance of the following indices over the periods indicated: Russell Mid CapTM Growth Index (from inception through April, 2002) and Russell 1000(R) Growth Index (after April, 2002).

*  Began operations on May 1, 1996.
** John Hancock believes that Index 3 is a more suitable index against which to measure the Fund's performance because it more closely matches the Fund's changes in investment strategy since inception.

MAIN RISKS

Primary

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concentrated in certain sectors, the Fund's performance could be worse than the overall market.

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Investment Category Risk: The returns of the Fund's specific equity investment category may lag the returns of the overall stock market. For example, the Fund's "growth" approach carries the risk that in certain markets "growth" stocks will underperform "value" stocks. Also, the Fund's "mid cap" approach carries the risk that in certain markets mid cap stocks will underperform small cap and large cap stocks.


Turnover Risk: In general, the greater the volume of buying and selling by a fund (i.e., the higher its "turnover rate"), the greater the impact that brokerage commissions and other transaction costs will have on the fund's performance. Any turnover rate in excess of 100% is considered relatively high. Normally, the Fund's turnover rate will be greater than 100%.

Secondary

Foreign Risk: The Fund's foreign securities will pose special risks, due to limited government regulation, lack of public information, economic, political and social instability and foreign currency rate fluctuations. Factors such as lack of liquidity, foreign ownership limits and restrictions on removing currency also pose special risks.

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally considered more risky than direct investments. Also, in a down market, derivatives could become harder to value or sell at a fair price.

Initial Public Offering Risk: The Fund has the ability to invest in initial public offerings (IPOs) and a significant portion of the Fund's return may at times be attributable to its investment in IPOs. IPOs could have a substantial impact on performance, either positive or negative, particularly on a fund with a small asset base. Also, the Fund's investments in IPOs may be subject to more erratic price movements than the overall equity market.

--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUND
These tables describe the fees and expenses you may pay if you buy and hold shares of the Fund and do not reflect the expenses and charges of the applicable separate accounts and variable contracts. Those expenses and charges vary considerably from contract to contract and are described in the variable contract prospectus to which this prospectus is attached.

Shareholder Fees (fees paid directly from your investment)                  None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                                      Total Annual
 Investment Distribution and              Fund                       Net Fund
 Management     Service       Other    Operating        Expense      Operating
    Fee       (12b-1) Fee    Expenses   Expenses   Reimbursements(1) Expenses
    ---       -----------    --------   --------   ----------------- --------
   0.95%          N/A         0.09%      1.04%           0.0%          1.04%

(1) Under its current investment management agreement with the Trust, John Hancock reimburses the Fund when the Fund's "other fund expenses" exceed 0.10% of the Fund's average daily net assets. This agreement will remain in effect until May 1, 2004, and may be renewed each year thereafter by the Trust.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 directly in the shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund's operating expenses remain the same. Although actual Fund costs may be higher or lower, the Examples show what the Fund costs would be based on these assumptions.

                          Year 1 Year 3 Year 5 Year 10
                           $106   $331   $574  $1,271

Growth & Income Fund


GOAL AND STRATEGY

This is a non-diversified large and mid-cap stock fund that seeks income and long-term capital appreciation.

The Fund invests primarily in a diversified mix of common stocks of large and mid-sized U.S. companies.

The Fund employs a multi-style and multi-manager approach with two sub-advisers, each of which employs its own investment approach and independently manages its portion or portions of the Fund. The Fund uses three distinct investment styles intended to complement each other: growth, value and blend. The allocation across styles as of year-end 2002 is approximately: growth portion 18%, value portion 19% and blend portion 63%. All investments in the Fund will be allocated equally between the two subadvisers, while redemptions will be allocated on an asset-weighted basis. Moreover, the allocation between the value and blend portions will be managed so that the value portion will be approximately equal to the growth portion over time. All of these allocation methodologies may change in the future.

Independence Investment LLC ("Independence") manages two portions of the Fund--the value style portion and the blend style portion. Independence selects stocks using a combination of proprietary equity research and quantitative tools.

Stocks are purchased that are undervalued relative to the stock's history and have improving earnings growth prospects.

Independence seeks to maintain risk and sector characteristics similar to the market benchmark for its portion of the Fund. Independence normally invests its portion of the Fund in 75 to 160 stocks with: (a) at least 80% (usually higher) of the assets in the value portion in companies with market capitalizations that are within the range of capitalizations of companies in the Russell 1000(R) Value Index or the Russell 1000(R) Index, and (b) at least 80% (usually higher) of the assets in the blend portion in companies with market capitalizations that are within the range of capitalizations of companies in the Russell 1000(R) Index or the S&P 500 Index.

Putnam Investment Management, LLC ("Putnam") manages the growth style portion of the Fund. Putnam selects stocks using a combination of:

.. a systematic screening approach to rank stocks based on: fundamental catalyst
  (such as earnings surprise and momentum); valuation (such as price-to-sales ratio); and financial strength (such as superior cash flow); and

.. proprietary fundamental equity research to identify companies with strong and innovative management teams, opportunities for above average growth within their industry and strong competitive positioning relative to peers and suppliers.

Putnam seeks broad diversification by security and sector and uses risk management tools and qualitative judgment to determine sector and stock-specific weightings. Putnam normally invests its portion of the Fund in 65 to 120 stocks with at least 80% (usually higher) of the assets in the value portion in companies with market capitalizations that are within the range of capitalizations of companies in the Russell 1000(R) Growth Index or the Russell 1000(R) Index.

The Fund is "non-diversified", which means that it can take larger positions in individual issuers.

Each portion of the Fund normally has 10% or less (usually lower) of its assets in cash and cash equivalents. Each portion of the Fund may invest in initial public offerings (IPOs). Each portion of the Fund may purchase other types of securities that are not primary investment vehicles, for example: U.S. dollar denominated foreign securities, certain Exchange Traded Funds (ETFs), and certain derivatives (investments whose value is based on indices or other securities).

In abnormal market conditions, each portion of the Fund may take temporary defensive measures--such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In

--------------------------------------------------------------------------------

SUBADVISER

Independence Investment LLC
53 State Street
Boston, Massachusetts 02109

Owned by John Hancock
Managing since 1982
Managing Fund and its predecessor since March, 1986
Managed approximately $19 billion in assets at end of 2002

FUND MANAGERS

Management by investment team overseen by:

Paul F. McManus
---------------------
Senior Vice President of subadviser
Joined subadviser in 1982

Thomas D. Spicer
---------------------
Senior Vice President of subadviser
Joined subadviser in 1991
SUBADVISER

Putnam Investment Management, LLC
One Post Office Square
Boston, Massachusetts 02109

Managing since 1937
Managing Fund since November, 2000
Managed approximately $251 billion in assets at the end of 2002

FUND MANAGERS

Management by investment team overseen by:

Brian O'Toole
---------------------
Managing Director and Chief Investment Officer of subadviser
Joined subadviser in 2002
Managing Director and Head of U.S. Growth Equities, Citigroup Asset Management 1998-2002
See Appendix B for more details
taking those measures, the Fund may not achieve its investment goal.

MAIN RISKS

Primary

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concentrated in certain sectors, the Fund's performance could be worse than the overall market.

Non-Diversified Fund Risk: The Fund's larger position in individual issuers could produce more volatile performance relative to more diversified funds. The less diversified a fund's holdings are, the more likely it is that a specific security's poor performance will hurt the fund significantly.

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Investment Category Risk: The returns of the Fund's specific equity investment category may lag the returns of the overall stock market. For example, the Fund's "large/mid cap" approach carries the risk that in certain markets large/mid cap stocks will underperform small cap stocks.

Small/Mid Cap Stock Risk: The Fund's investment in smaller or mid-sized companies may be subject to more erratic price movements than investment in large established companies.

Concentration Risk: The Fund's investment in securities of a smaller number of issuers could produce more volatile performance relative to funds that invest in a larger number of issuers. The more concentrated a fund's holdings are, the more likely it is a specific security's poor performance will hurt the fund significantly.

Turnover Risk: In general, the greater the volume of buying and selling by a fund (i.e., the higher its "turnover rate"), the greater the impact that brokerage commissions and other transaction costs will have on the fund's performance. Any turnover rate in excess of 100% is considered relatively high. Normally, the Fund's turnover rate will be greater than 100%.

Initial Public Offering Risk: The fund has the ability to invest in initial public offerings (IPOs) and a significant portion of the Fund's return may at times be attributable to its investment in IPOs. IPOs could have a substantial impact on performance, either positive or negative, particularly on a fund with a small asset base. Also, the Fund's investments in IPOs may be subject to more erratic price movements than the overall equity market.

Secondary

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally considered more risky than direct investments. Also, in a down market, derivatives could become harder to value or sell at a fair price.
--------------------------------------------------------------------------------

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may also help provide an indication of the fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.



 Year-by-year total returns -- calendar years

                              [CHART]

 1993   1994   1995   1996   1997   1998   1999   2000    2001     2002
------ ------ ------ ------ ------ ------ ------ ------- -------  -------
13.33% -0.56% 34.21% 20.10% 29.79% 30.25% 16.23% -13.10% -15.44%  -22.18%

Best quarter: up 24.07%, fourth quarter 1998 Worst quarter: down 17.16%, third quarter 2002


Average annual total return -- for
periods ending 12/31/2002
                                          Fund   Index 1 Index 2*
1 year                                   -22.18% -21.65% -22.29%
5 years                                   -2.85%  -0.58%  -0.63%
10 years                                   7.39%   9.18%   9.31%

Index 1: Russell 1000 Index
Index 2: S&P 500 Index (from inception through April, 2002) and Russell 1000 Index (after April, 2002)

* John Hancock believes Index 3 is a more suitable index against which to measure the fund's performance because it more closely matches the fund's changes in investment strategy since inception.

FEES AND EXPENSES OF THE FUND

These tables describe the fees and expenses you may pay if you buy and hold shares of the Fund and do not reflect the expenses and charges of the applicable separate accounts and variable contracts. Those expenses and charges vary considerably from contract to contract and are described in the variable contract prospectus to which this prospectus is attached.



Shareholder Fees (fees paid directly from your investment)                  None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                                        Total Annual
   Investment Distribution and              Fund                    Net Fund
   Management     Service       Other    Operating      Expense     Operating
      Fee       (12b-1) Fee    Expenses   Expenses   Reimbursements Expenses
      ---       -----------    --------   --------   -------------- --------
     0.67%          N/A         0.08%      0.75%          0.0%        0.75%

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 directly in the shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund's operating expenses remain the same. Although actual Fund costs may be higher or lower, the Examples show what the Fund costs would be based on these assumptions.

                          Year 1 Year 3 Year 5 Year 10
                           $77    $240   $417   $930

Fundamental Value Fund

GOAL AND STRATEGY

This is a large/mid cap stock fund with a value emphasis that seeks long-term capital appreciation.

The Fund invests primarily in a diversified mix of common stocks of large- and mid-sized U.S. companies that are believed to offer favorable prospects for increasing dividends and growth in capital.

The manager employs a value approach in selecting stocks, using proprietary equity research to identify stocks having distinct value characteristics based on industry-specific valuation criteria.

The manager screens the investable universe for:

.. stocks in the Russell 1000(R) Value Index, or

.. stocks with dividend yields greater than the Russell 1000(R) Index, or

.. stocks with price/book ratios lower than the Russell 1000(R) Index.

The Fund's assets are allocated to industry-specific sub-portfolios that are managed by each industry analyst. The manager oversees the Fund to maintain capitalization and sector weights similar to the Russell 1000(R) Value Index.

The Fund normally invests in 90 to 130 stocks with at least 80% (usually higher) of its assets in companies with market capitalizations that are within the range of capitalizations of companies in the Russell 1000(R) Value Index or the Russell 1000(R) Index. The Fund normally has 10% or less (usually lower) of its assets in cash and cash equivalents. The Fund may invest in initial public offerings (IPOs).

The Fund may purchase other types of securities that are not primary investment vehicles, for example: U.S. dollar denominated foreign securities, certain Exchange Traded Funds (ETFs), and certain derivatives (investments whose value is based on indices or other securities).

In abnormal market conditions, the Fund may take temporary defensive measures--such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those measures, the Fund may not achieve its investment goal.

--------------------------------------------------------------------------------

SUBADVISER

Wellington Management Company, LLP
75 State Street
Boston, Massachusetts 02109

Managing, with predecessors, since 1928
Managing Fund since August, 1999
Managed approximately $302 billion
in assets at the end of 2002

FUND MANAGERS

Management by Global Research Team overseen by:

Doris Dwyer Chu
---------------------
Vice President of subadviser
Joined subadviser in 1998

Laurie A. Gabriel
---------------------
Managing Partner of subadviser
Joined subadviser in 1976

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

 Year-by-year total returns -- calendar year

          [CHART]

 2000     2001     2002
------   ------   -------
13.41%   -6.99%   -17.40%

Best quarter: up 11.62%, third quarter 2000 Worst quarter: down 17.44%, third quarter 2002

Average annual total returns -- for periods ending 12/31/2002*
                          Fund               Index
1 year                   -17.40%            -15.52%
Life of fund              -2.71%             -4.14%

Index: Russell 1000(R) Value Index

*  Began operations on August 31, 1999.

MAIN RISKS

Primary

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concentrated in certain sectors, the Fund's performance could be worse than the overall market.

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.


Investment Category Risk: The returns of the Fund's specific equity investment category may lag the returns of the overall stock market. For example, the Fund's "value" approach carries the risk that in certain markets "value" stocks will underperform "growth" stocks. Also, the Fund's "large/mid cap" approach carries the risk that large/mid cap stocks will underperform small cap stocks.

Small /Mid Cap Stock Risk: The Fund's investment in smaller or mid-sized companies may be subject to more erratic price movements than investment in large established companies.

Secondary

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally considered more risky than direct investments. Also, in a down market, derivatives could become harder to value or sell at a fair price.

Initial Public Offering Risk: The Fund has the ability to invest in initial public offerings (IPOs) and a significant portion of the Fund's return may at times be attributable to its investment in IPOs. IPOs could have a substantial impact on performance, either positive or negative, particularly on a fund with a small asset base. Also, the Fund's investments in IPOs may be subject to more erratic price movements than the overall equity market.

--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUND
These tables describe the fees and expenses you may pay if you buy and hold shares of the Fund and do not reflect the expenses and charges of the applicable separate accounts and variable contracts. Those expenses and charges vary considerably from contract to contract and are described in the variable contract prospectus to which this prospectus is attached.

Shareholder Fees (fees paid directly from your investment)                  None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                                      Total Annual
 Investment Distribution and              Fund                       Net Fund
 Management     Service       Other    Operating        Expense      Operating
    Fee       (12b-1) Fee    Expenses   Expenses   Reimbursements(1) Expenses
    ---       -----------    --------   --------   ----------------- --------
   0.77%          N/A         0.08%      0.85%           0.0%          0.85%

(1) Under its current investment management agreement with the Trust, John Hancock reimburses the Fund when the Fund's "other fund expenses" exceed 0.10% of the Fund's average daily net assets. The agreement will remain in effect until May 1, 2004, and may be renewed each year thereafter by the Trust.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 directly in the shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund's operating expenses remain the same. Although actual Fund costs may be higher or lower, the Examples show what the Fund costs would be based on these assumptions.

                          Year 1 Year 3 Year 5 Year 10
                           $87    $271   $471  $1,049

Fundamental Growth Fund

GOAL AND STRATEGY

This is a stock fund with a growth emphasis that seeks long-term capital appreciation.

The Fund invests primarily in the common stocks of large-sized and mid-sized U.S. companies that are believed to offer above-average potential for growth in revenues and earnings.

The manager selects stocks using a combination of a systematic screening approach and proprietary fundamental equity research. The manager screens the universe for stocks that meet minimum size and earnings growth criteria. The manager employs a proprietary quantitative model to rank stocks based on:

.. fundamental catalyst (such as earnings surprise and momentum);

.. valuation (such as price-to sales ratio); and

.. financial strength (such as superior cash flow).

The manager uses fundamental equity research with a global equity research team to identify companies with characteristics such as:

.. strong and innovative management teams;

.. opportunities for above average growth within its industry;

.. strong competitive positioning relative to peers and suppliers;

.. sufficient financial strength to grow the business; and

.. reasonable valuations relative to earnings expectations.

The manager uses risk management tools and qualitative judgement to determine the Fund's sector and stock-specific weightings. The Fund is broadly diversified by sector. The Fund normally invests in 80 to 150 stocks with at least 80% (usually higher) of its assets in companies with market capitalizations that are within the range of capitalizations of companies in the Russell Mid Cap/TM/ Growth Index or the Russell Mid Cap/TM/ Index. The Fund normally has 10% or less (usually lower) of its assets in cash and cash equivalents. The Fund may invest in initial public offerings (IPOs).

The Fund may purchase other types of securities that are not primary investment vehicles, for example: U.S. dollar denominated foreign securities, certain Exchange Traded Funds (ETFs), and certain derivatives (investments whose value is based on indices or other securities).

In abnormal market conditions, the Fund may take temporary defensive measures--such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those measures, the Fund may not achieve its investment goal.

--------------------------------------------------------------------------------

SUBADVISER

Putnam Investment Management, LLC
One Post Office Square
Boston, Massachusetts 02119

Managing since 1937
Managing Fund since August, 2000
Managed approximately $251 billion
in assets at the end of 2002

FUND MANAGERS

Management by investment team overseen by:

Eric M. Wetlaufer, CFA
---------------------
Managing Director and Chief Investment Officer of subadviser
Joined subadviser in 1997

Dana F. Clark
---------------------
Senior Vice President and Senior Portfolio Manager of subadviser
Joined subadviser in 1987

Kenneth J. Doerr
---------------------
Senior Vice President and Portfolio Manager of subadviser
Joined subadviser in 2000
MidCap Portfolio Manager, Equinox Capital Management 1995-2000

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

 Year-by-year total returns -- calendar year
       [CHART]

 2000    2001     2002
------  -------  -------
-3.03%  -32.23%  -30.28%

Best quarter: up 25.12%, fourth quarter 2001 Worst quarter: down 31.27%, third quarter 2001

Average annual total returns -- for periods ending 12/31/2002*
                          Fund               Index
1 year                   -30.28%            -27.41%
Life of fund              -9.82%             -9.87%

Index:  Russell Mid Cap(TM) Growth Index

*  Began operations on August 31, 1999.

MAIN RISKS

Primary

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concentrated in certain sectors, the Fund's performance could be worse than the overall market.

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Investment Category Risk: The returns of the Fund's specific equity investment category may lag the returns of the overall stock market. For example, the Fund's "growth" approach carries the risk that in certain markets "growth" stocks will under perform "value" stocks. Also, the Fund's "large/mid cap" approach carries the risk that large/mid cap stocks will underperform small cap stocks.

Small /Mid Cap Stock Risk: The Fund's investment in smaller or mid-sized companies may be subject to more erratic price movements than investment in large established companies.

Turnover Risk: In general, the greater the volume of buying and selling by a fund (i.e., the higher its "turnover rate"), the greater the impact that brokerage commissions and other transaction costs will have on the fund's performance. Any turnover rate in excess of 100% is considered relatively high. Normally, the Fund's turnover rate will be greater than 100%.

Initial Public Offering Risk: The Fund has the ability to invest in initial public offerings (IPOs) and a significant portion of the Fund's return may at times be attributable substantial impact on performance, either positive or negative, particularly on a fund with a small asset base. Also, the Fund's investments in IPOs may be subject to more erratic price movements than the overall equity market.
to its investment in IPOs. IPOs could have a

Secondary

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally considered more risky than direct investments. Also, in a down market, derivatives could become harder to value or sell at a fair price.

Foreign Risk: The Fund's foreign securities will pose special risks, due to limited government regulation, lack of public information, economic, political and social instability and foreign currency rate fluctuations. Factors such as lack of liquidity, foreign ownership limits and restrictions on removing currency also pose special risks.

--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUND
These tables describe the fees and expenses you may pay if you buy and hold shares of the Fund and do not reflect the expenses and charges of the applicable separate accounts and variable contracts. Those expenses and charges vary considerably from contract to contract and are described in the variable contract prospectus to which this prospectus is attached.

Shareholder Fees (fees paid directly from your investment)                  None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                                      Total Annual
 Investment Distribution and              Fund                       Net Fund
 Management     Service       Other    Operating        Expense      Operating
    Fee       (12b-1) Fee    Expenses   Expenses   Reimbursements(1) Expenses
    ---       -----------    --------   --------   ----------------- --------
   0.90%          N/A         0.26%      1.16%           0.16%         1.00%

(1) Under its current investment management agreement with the Trust, John Hancock reimburses the Fund when the Fund's "other fund expenses" exceed 0.10% of the Fund's average daily net assets. The agreement will remain in effect until May 1, 2004, and may be renewed each year thereafter by the Trust.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 directly in the shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund's operating expenses remain the same. Although actual Fund costs may be higher or lower, the Examples show what the Fund costs would be based on these assumptions.

                          Year 1 Year 3 Year 5 Year 10
                           $102   $353   $623  $1,395

Mid Cap Value Fund


GOAL AND STRATEGY

This is a mid cap stock fund with a value emphasis that seeks long-term capital appreciation.

The Fund invests primarily in a diversified mix of common stocks of mid-sized U.S. companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.

The manager employs a value approach in selecting stocks using proprietary fundamental equity research. The manager generally looks for companies with:

.. Low stock price relative to assets, earnings, cash flow or business franchise value.

.. Attractive operating margins and significant cash flow generation.

.. Sound balance sheet and other positive financial characteristics.

.. Significant stock ownership by management.

The Fund's sector exposures are broadly diversified but are primarily a result of stock selection and therefore may vary significantly from its benchmark. The Fund normally invests in 75 to 140 stocks with at least 80% (usually higher) of its assets in companies with market capitalizations that are within the range of capitalizations of companies in the Russell Mid Cap/TM/ Value Index or the Russell Mid Cap/TM/ Index.

The Fund normally has 10% or less (usually lower) of its assets in cash or cash equivalents. The Fund may invest in initial public offerings (IPOs).

The Fund may purchase other types of securities that are not primary investment vehicles, for example: U.S. dollar denominated foreign securities, certain Exchange Traded Funds (ETFs), and certain derivatives (investments whose value is based on indices or other securities).

In abnormal market conditions, the Fund may take temporary defensive measures--such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those measures, the Fund may not achieve its investment goal.

--------------------------------------------------------------------------------

SUBADVISER

T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, Maryland 21202

Managing since 1937
Managing Fund since May, 2003
Managed approximately $141 billion
in assets at the end of 2002

FUND MANAGERS

Management by Investment
Advisory Committee

David J. Wallack
---------------------
Vice President of subadviser
Joined subadviser in 1990

PAST PERFORMANCE

This is a new Fund. It was not in operation as of December 31, 2002. The Fund intends to compare its performance with the Russell MidCap(TM) Value Index.

MAIN RISKS

Primary

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concentrated in certain sectors, the Fund's performance could be worse than the overall market.

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Investment Category Risk: The returns of the Fund's specific equity investment category may lag the returns of the overall stock market. For example, the Fund's "value" approach carries the risk that in certain markets "value" stocks will underperform "growth" stocks. Also, the Fund's "mid cap" approach carries the risk that in certain markets mid cap stocks will underperform small cap or large cap stocks.

Small/MidCap Stock Risk: The Fund's investment in smaller or mid-sized companies may be subject to more erratic price movements than investment in large established companies.

Concentration Risk: The Fund's investment in securities of a smaller number of issuers could produce more volatile performance relative to funds that invest in a larger number of issuers. The more concentrated a fund's holdings are, the more likely it is a specific security's poor performance will hurt the fund significantly.

Secondary

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally considered more risky than direct investments. Also, in a down market, derivatives could become harder to value or sell at a fair price.

Initial Public Offering Risk: The Fund has the ability to invest in initial public offerings (IPOs) and a significant portion of the Fund's return may at times be attributable to its investment in IPOs. IPOs could have a substantial impact on performance, either positive or negative, particularly on a fund with a small asset base. Also, the Fund's investments in IPOs may be subject to more erratic price movements than the overall equity market.

--------------------------------------------------------------------------------


FEES AND EXPENSES OF THE FUND
These tables describe the fees and expenses you may pay if you buy and hold shares of the Fund and do not reflect the expenses and charges of the applicable separate accounts and variable contracts. Those expenses and charges vary considerably from contract to contract and are described in the variable contract prospectus to which this prospectus is attached.

Shareholder Fees (fees paid directly from your investment)                  None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)/(1)/

                                     Total Annual
Investment Distribution and              Fund                         Net Fund
Management     Service       Other    Operating        Expense        Operating
   Fee       (12b-1) Fee    Expenses   Expenses   Reimbursements/(2)/ Expenses
   ---       -----------    --------   --------   ------------------- --------
  1.10%          N/A         0.10%      1.20%            0.0%           1.20%

(1) Percentages shown for the Fund are estimates because the Fund was not in operation in 2002.
(2) Under its current investment management agreement with the Trust, John Hancock reimburses the Fund when the Fund's "other fund expenses" exceed 0.10% of the Fund's average daily net assets. The agreement will remain in effect until May 1, 2004, and may be renewed each year thereafter by the Trust.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 directly in the shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund's operating expenses remain the same. Although actual Fund costs may be higher or lower, the Examples show what the Fund costs would be based on these assumptions.

                          Year 1 Year 3 Year 5 Year 10
                           $122   $381   $660  $1,455

Small/Mid Cap CORE SM Fund


GOAL AND STRATEGY

This is a small/mid cap stock fund that seeks long-term capital appreciation.

The Fund invests primarily in a diversified mix of the common stocks of small and mid-sized U.S. companies that are believed to offer:

.. favorable prospects for increasing dividends and capital appreciation (i.e., "value" companies); and

.. above-average potential for growth in revenues and earnings (i.e. "growth" companies).

The manager selects stocks using a combination of quantitative techniques and equity research. The manager employs an investment process known as CORE, "Computer Optimized, Research-Enhanced," that employs a proprietary quantitative model. "CORE SM" is a service mark of Goldman, Sachs & Co. Stocks are purchased that have strong expected earnings growth and momentum and better valuation and risk characteristics than the Russell 2500(TM) Index.

The Fund is managed using risk control techniques to maintain risk, style, capitalization and sector characteristics similar to the Russell 2500(TM) Index. The Fund is broadly diversified by sector.

The Fund normally invests in 250 to 500 stocks, and at least 80% of the Fund's assets in small-cap and mid cap companies. For the purpose of this Fund, "small-cap and mid cap companies" are those with market capitalizations that are within the range of capitalization of companies represented in the Russell 2500(TM) Index. The Fund normally has 10% or less (usually lower) of its assets in cash and cash equivalents. The Fund may invest in initial public offerings
(IPOs).

The Fund may purchase other types of securities that are not primary investment vehicles, for example: U.S. dollar denominated foreign securities, certain Exchange Traded Funds (ETFs), and certain derivatives (investments whose value is based on indices or other securities).

In abnormal market conditions, the Fund may take temporary defensive measures--such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those measures, the Fund may not achieve its investment goal.

--------------------------------------------------------------------------------

SUBADVISER

Goldman Sachs Asset Management, L.P.
(formerly, Goldman Sachs Asset Management, a unit of the Investment Management Division of Goldman, Sachs & Co.)
32 Old Slip
New York, New York 10005

Managing since 1988
Managing Fund since May, 1998
Managed approximately $330 billion in assets at the end of 2002

FUND MANAGERS

Management by investment team overseen by:

Robert C. Jones
---------------------
Managing Director of subadviser
Joined subadviser in 1989

Melissa R. Brown
---------------------
Managing Director of subadviser
Joined subadviser in 1998
Director of Quantitative Equity
Research at Prudential Securities (1983-1998)

Victor H. Pinter
---------------------
Vice President of subadviser
Joined subadviser in 1989

PAST PERFORMANCE

The graph shows the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

Year-by-year total returns -- calendar years

          [CHART]

 1999    2000   2001     2002
------  -----  -----   -------
20.54%  4.63%  0.53%   -15.19%
Best quarter: up 19.47%, fourth quarter 2001 Worst quarter: down 18.19%, third quarter 1998

Average annual total returns -- for periods ending 12/31/2002*

                                        Fund    Index
                          1 year       -15.19% -17.78%
                          Life of fund  -0.65%  -0.50%

Index:  Russell 2500(TM) Index

*  Began operations on May 1, 1998.

MAIN RISKS

Primary

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concentrated in certain sectors, the Fund's performance could be worse than the overall market.

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Investment Category Risk:  The returns of the Fund's specific equity investment category may lag the returns of the overall stock market. For example, the Fund's "small/mid cap" approach carries the risk that in certain markets small/mid cap stocks will underperform large cap stocks.

Small/Mid Cap Stock Risk: The Fund's investment in smaller or mid-sized companies may be subject to more erratic price movements than investment in large established companies.

Turnover Risk: In general, the greater the volume of buying and selling by a fund (i.e., the higher its "turnover rate"), the greater the impact that brokerage commissions and other transaction costs will have on the fund's performance. Any turnover rate in excess of 100% is considered relatively high. Normally, the Fund's turnover rate is greater than 100%.

Secondary

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally considered more risky than direct investments. Also, in a down market, derivatives could become harder to value or sell at a fair price.

Initial Public Offering Risk: The Fund has the ability to invest in initial public offerings (IPOs) and a significant portion of the Fund's return may at times be attributable to its investment in IPOs. IPOs could have a substantial impact on performance, either positive or negative, particularly on a fund with a small asset base. Also, the Fund's investments in IPOs may be subject to more erratic price movements than the overall equity market.

--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUND
These tables describe the fees and expenses you may pay if you buy and hold shares of the Fund and do not reflect the expenses and charges of the applicable separate accounts and variable contracts. Those expenses and charges vary considerably from contract to contract and are described in the variable contract prospectus to which this prospectus is attached.

Shareholder Fees (fees paid directly from your investment)                  None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                                      Total Annual
 Investment Distribution and              Fund                       Net Fund
 Management     Service       Other    Operating        Expense      Operating
    Fee       (12b-1) Fee    Expenses   Expenses   Reimbursements(1) Expenses
    ---       -----------    --------   --------   ----------------- --------
   1.05%          N/A         0.25%      1.30%           0.15%         1.15%

(1) Under its current investment management agreement with the Trust, John Hancock reimburses the Fund when the Fund's "other fund expenses" exceed 0.10% of the Fund's average daily net assets. The agreement will remain in effect until May 1, 2004, and may be renewed each year thereafter by the Trust.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 directly in the shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund's operating expenses remain the same. Although actual Fund costs may be higher or lower, the Examples show what the Fund costs would be based on these assumptions.

                          Year 1 Year 3 Year 5 Year 10
                           $117   $397   $699  $1,555

Small/Mid Cap Growth Fund


GOAL AND STRATEGY

This is a small/mid cap stock fund with a growth emphasis that seeks long-term capital appreciation.

The Fund invests primarily in the common stocks of small and mid-sized U.S. companies that are believed to offer above-average potential for growth in revenues and earnings.

The manager selects stocks using a combination of proprietary quantitative and qualitative equity research. Quantitative screening seeks to identify a group of high-quality companies with above-average growth characteristics relative to industry peers. Equity research seeks to identify individual companies from that group with a higher potential for long term earnings growth and capital appreciation.

The manager buys companies that seem attractive based on a combination of criteria, among others:

.. Superior historical earnings growth,

.. Prospects for above-average growth,

.. Attractive valuations,

.. Strong market positions,

.. Favorable new products, and

.. Superior management.

The Fund's sector exposures are broadly diversified but are primarily a result of stock selection and therefore may vary significantly from its benchmark. The Fund normally invests in 60 to 110 stocks, and at least 80% of its assets in small-cap and mid cap companies. For the purpose of this Fund, "small-cap and mid cap companies" are those with market capitalizations that are within the range of capitalization of companies represented in the Russell 2500(TM) Growth Index. The Fund normally has 10% or less (usually lower) of its assets in cash and cash equivalents. The Fund may invest in initial public offerings (IPOs).

The Fund may purchase other types of securities that are not primary investment vehicles, for example: U.S. dollar denominated foreign securities, certain Exchange Traded Funds (ETFs), and certain derivatives (investments whose value is based on indices or other securities).

In abnormal market conditions, the Fund may take temporary defensive measures--such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those measures, the Fund may not achieve its investment goal.

--------------------------------------------------------------------------------

SUBADVISER

Wellington Management Company, LLP
75 State Street
Boston, Massachusetts 02109

Managing, with predecessors, since 1928
Managing Fund since May, 1999
Managed approximately $302 billion in assets at the end of 2002

FUND MANAGERS

Frank J. Boggan, CFA
---------------------
Vice President of subadviser
Joined subadviser in 2001
Managing Director of Palladian Capital
Management (1998-2001)
Portfolio Manager at The Pioneer
Group (1991-1998)

John J. Harrington, CFA
---------------------
Vice President of subadviser
Joined subadviser in 1995

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

 Year-by-year total returns -- calendar years

                       [CHART]

 1995    1996   1997   1998   1999   2000   2001     2002
------  ------  -----  -----  -----  -----  -----   -------
35.96%  30.33%  3.44%  5.61%  5.15%  9.25%  2.83%   -21.13%

Best quarter: up 22.87%, fourth quarter 2001 Worst quarter: down 21.48%, third quarter 1998


Average annual total returns -- for periods ending 12/31/2002*
                          Fund              Index 1            Index 2**
1 year                   -21.13%            -29.10%             -29.10%
5 Years                   -0.32%             -3.19%              -0.33%
Life of fund               7.11%              5.00%               7.82%

Index 1: Russell 2500(TM) Growth Index
Index 2: A composite index combining the performance of the following indices over the periods indicated: Russell Mid Cap(TM) Growth Index (from inception through April, 1999) and Russell 2500(TM) Growth Index (after April, 1999)
*  Began operations on May 1, 1994.
** John Hancock believes Index 2 is a more suitable index against which to measure the fund's performance because it more closely matches the fund's changes in investment strategy since inception.

MAIN RISKS

Primary

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concentrated in certain sectors, the Fund's performance could be worse than the overall market.

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Investment Category Risk: The returns of the Fund's specific equity investment category may lag the returns of the overall stock market. For example, the Fund's "growth" approach carries the risk that in certain markets "growth" stocks will underperform "value" stocks. Also, the Fund's "small/mid cap" approach carries the risk that in certain markets small/mid cap stocks will underperform large cap stocks.

Small/Mid Cap Stock Risk: The Fund's investment in smaller or mid-sized companies may be subject to more erratic price movements than investment in large established companies.

Concentration Risk: The Fund's investment in securities of a smaller number of issuers could produce more volatile performance relative to funds that invest in a larger number of issuers. The more concentrated a fund's holdings are, the more likely it is a specific security's poor performance will hurt the fund significantly.

Turnover Risk: In general, the greater the volume of buying and selling by a fund (i.e., the higher its "turnover rate"), the greater the impact that brokerage commissions and other transaction costs will have on the fund's performance. Any turnover rate in excess of 100% is considered relatively high. Normally, the Fund's turnover rate is greater than 100%.

Secondary

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally considered more risky than direct investments. Also, in a down market, derivatives could become harder to value or sell at a fair price.

Initial Public Offering Risk: The Fund has the ability to invest in initial public offerings (IPOs) and a significant portion of the Fund's return may at times be attributable to its investment in IPOs. IPOs could have a substantial impact on performance, either positive or negative, particularly on a fund with a small asset base. Also, the Fund's investments in IPOs may be subject to more erratic price movements than the overall equity market.

--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUND
These tables describe the fees and expenses you may pay if you buy and hold shares of the Fund and do not reflect the expenses and charges of the applicable separate accounts and variable contracts. Those expenses and charges vary considerably from contract to contract and are described in the variable contract prospectus to which this prospectus is attached.

Shareholder Fees (fees paid directly from your investment)                  None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                                      Total Annual
 Investment Distribution and              Fund                       Net Fund
 Management     Service       Other    Operating        Expense      Operating
    Fee       (12b-1) Fee    Expenses   Expenses   Reimbursements(1) Expenses
    ---       -----------    --------   --------   ----------------- --------
   0.97%          N/A         0.10%      1.07%           0.01%         1.07%

(1) Under its current investment management agreement with the Trust, John Hancock reimburses the Fund when the Fund's "other fund expenses" exceed 0.10% of the Fund's average daily net assets. The agreement will remain in effect until May 1, 2004, and may be renewed each year thereafter by the Trust.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 directly in the shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund's operating expenses remain the same. Although actual Fund costs may be higher or lower, the Examples show what the Fund costs would be based on these assumptions.

                          Year 1 Year 3 Year 5 Year 10
                           $109   $340   $590  $1,306

Small Cap Value Fund

GOAL AND STRATEGY

This is a small cap stock fund with a value emphasis that seeks long-term capital appreciation.

The Fund normally invests at least 80% of its assets in small-cap companies. For the purpose of this Fund, "small cap companies" are those with market capitalizations that are within the range of capitalization of companies represented in the Russell 2000(R) Value Index.

The Fund invests primarily in a diversified mix of common stocks of small U.S. companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.

The Fund employs a multi-manager approach with two subadvisers, each of which employs its own investment approach and independently manages its portion of the Fund. This approach began on November 1, 2002, and, as of year end 2002, T. Rowe Price managed approximately 74% of the Fund's assets and Wellington Management managed approximately 26% of the Fund's assets. All subsequent investments in the Fund will be allocated 25% to the T. Rowe Price portion and 75% to the Wellington Management portion, while redemptions from the Fund will be allocated on an asset-weighted basis. These allocation methodologies may change in the future.

T. Rowe Price Associates, Inc. ("T. Rowe Price") employs a value approach in selecting stocks using proprietary fundamental equity research. The manager generally looks for companies with:

.. Low price/earnings, price/book or price/cash flow ratios relative to small cap stocks, the company's peers, or its own historical norm.

.. Low stock price relative to the company's underlying asset values.

.. Above average dividend yield relative to the company's peers or its own historic norm.

.. A sound balance sheet and other positive financial characteristics.

.. Catalysts with the potential for value realization such as beneficial management change, restructuring, or industry consolidation.

This portion of the Fund's sector exposures are broadly diversified but are primarily a result of stock selection and may therefore vary significantly from its benchmark.
T. Rowe Price normally invests in 75 to 135 stocks.

Wellington Management Company, LLP ("Wellington Management") employs a value approach in selecting stocks, using proprietary fundamental research to identify stocks having distinct value characteristics based on industry-specific valuation criteria. It uses initial quantitative screens to identify high quality conservatively valued companies with above average rates of profitability selling at a discount relative to the overall small cap market. Fundamental research is then used to identify those companies demonstrating:

.. sustainable competitive advantage;

.. profitability/free cash flow;

.. strong market share position and trend;

.. quality of and share ownership by management; and

.. financial structures that are more conservative than the relevant industry average.

This portion of the Fund's sector exposures are broadly diversified but are primarily a result of stock selection and may therefore vary significantly from its benchmark.

Wellington Management will normally invest its portion in 60 to 100 stocks.

Each portion of the Fund normally has 10% or less (usually lower) of its assets in cash or cash equivalents. Each portion of the Fund may invest in initial public offerings (IPOs).

Each portion of the Fund may purchase other types of securities that are not primary investment vehicles, for example: real estate investment trusts or other real estate-related equity securities, U.S. dollar denominated foreign securities, certain Exchange Traded Funds (ETFs), and certain derivatives (investments whose value is based on indices or other securities).

In abnormal market conditions, each portion of the Fund may take temporary defensive measures--such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those measures, the Fund may not achieve its investment goal.

--------------------------------------------------------------------------------
SUBADVISER

T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, Maryland 21202

Managing since 1937
Managing Fund since January, 2001
Managed approximately $141 billion
in assets at the end of 2002

FUND MANAGERS

Management by Investment
Advisory Committee

Preston G. Athey, CFA, CIC
---------------------
Vice President of subadviser
Joined subadviser in 1978

SUBADVISER

Wellington Management Company, LLP
75 State Street
Boston, Massachusetts 02109

Managing, with predecessors, since 1928
Managing Fund since October, 2002
Managed approximately $302 billion
in assets at the end of 2002

FUND MANAGER

Stephen T. O'Brien, CFA
---------------------
Vice President of subadviser
Joined subadviser in 1983

Timothy J. McCormack, CFA
---------------------
Vice President of subadviser
Joined subadviser in 2000
Portfolio Manager at Oppenheimer Capital (1994-2000)

MAIN RISKS

Primary

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concentrated in certain sectors, the Fund's performance could be worse than the overall market.

Manager Risk: The managers and their respective strategies may fail to produce the intended results. The Fund could underperform its peers or lose money if the managers' investment strategies do not perform as expected.

Investment Category Risk: The returns of the Fund's specific equity investment category may lag the returns of the overall stock market. For example, the Fund's "value" approach carries the risk that in certain markets "value" stocks will underperform "growth" stocks. Also, the Fund's "small cap" approach carries the risk that in certain markets small cap stocks will underperform mid cap and large cap stocks.

Small/Mid Cap Stock Risk: The Fund's investment in smaller or mid-sized companies may be subject to more erratic price movements than investment in large established companies.

Secondary

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally considered more risky than direct investments. Also, in a down market, derivatives could become harder to value or sell at a fair price.

Initial Public Offering Risk: The Fund has the ability to invest in initial public offerings (IPOs) and a significant portion of the Fund's return may at times be attributable to its investment in IPOs. IPOs could have a substantial impact on performance, either positive or negative, particularly on a fund with a small asset base. Also, the Fund's investments in IPOs may be subject to more erratic price movements than the overall equity market.

Real Estate Securities Risk: Real estate investment trusts (REITs) or other real estate-related equity securities may be affected by changes in the value of the underlying property owned by the trust. Mortgage REITs may be affected by the quality of any credit extended. Other potential risks include the possibility of a REIT failing to qualify for tax-free pass-through of income under the Internal Revenue Code or failing to maintain exemption under the Investment Company Act of 1940.

--------------------------------------------------------------------------------

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

 Year-by-year total returns -- calendar years
       [CHART]

 2000     2001     2002
------   ------  ------
34.19%   19.10%  -6.43%

Best quarter: up 15.52%, fourth quarter 2001 Worst quarter: down 17.81%, third quarter 2002

 Average annual total returns -- for periods ending 12/31/2002*

                                   Fund  Index 1 Index 2**
                     1 year       -6.43% -11.43%  -11.42%
                     Life of fund 14.51%   6.52%    6.40%

Index 1: Russell 2000(R) Value Index
Index 2: A composite index combining the performance of the following indices over the periods indicated: Russell 2500(R) Value Index (from inception through December, 2000); and Russell 2000(R) Value Index (after December, 2000).

*  Began operations on August 31, 1999.
** John Hancock believes Index 2 is a more suitable index against which to measure the fund's performance because it more closely matches the fund's changes in investment strategy since inception.

FEES AND EXPENSES OF THE FUND
These tables describe the fees and expenses you may pay if you buy and hold shares of the Fund and do not reflect the expenses and charges of the applicable separate accounts and variable contracts. Those expenses and charges vary considerably from contract to contract and are described in the variable contract prospectus to which this prospectus is attached.

Shareholder Fees (fees paid directly from your investment)                  None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

              Distribution          Total Annual
   Investment     and                   Fund                       Net Fund
   Management   Service     Other    Operating        Expense      Operating
      Fee     (12b-1) Fee  Expenses   Expenses   Reimbursements(1) Expenses
      ---     -----------  --------   --------   ----------------- --------
     0.95%        N/A        0.09%      1.04%           0.0%         1.04%

(1) Under its current investment management agreement with the Trust, John Hancock reimburses the Fund when the Fund's "other fund expenses" exceed 0.10% of the Fund's average daily net assets. The agreement will remain in effect until May 1, 2004, and may be renewed each year thereafter by the Trust.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 directly in the shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund's operating expenses remain the same. Although actual Fund costs may be higher or lower, the Examples show what the Fund costs would be based on these assumptions.

                          Year 1 Year 3 Year 5 Year 10
                           $106   $331   $574  $1,271

Small Cap Growth Fund


GOAL AND STRATEGY

This is a small cap stock fund with a growth emphasis that seeks long-term capital appreciation.

The Fund invests primarily in a diversified mix of the common stocks of small U.S. companies that are believed to offer above-average potential for growth in revenues and earnings.

The manager selects stocks using proprietary equity research. Stocks are purchased that are expected to have rapid earnings growth that is not yet widely recognized by the investment community.

The manager looks for companies with:

.. accelerating revenue and earnings growth;

.. dominant market niche or poised to become market leaders; and .. high quality senior management with coherent business strategies.

The Fund's sector weightings are broadly diversified but are primarily a result of stock selection and therefore may vary significantly from the benchmark. The Fund normally invests in 100 to 225 stocks, and at least 80% of its assets in small cap companies. For the purpose of this Fund, "small cap companies" are those with market capitalizations that are within the range of capitalization of companies represented in the Russell 2000(R) Growth Index. The Fund normally has 10% or less (usually lower) of its assets in cash and cash equivalents. The Fund may invest in initial public offerings (IPOs).

The Fund may purchase other types of securities that are not primary investment vehicles, for example: U.S. dollar denominated foreign securities, certain Exchange Traded Funds (ETFs), and certain derivatives (investments whose value is based on indices or other securities).

In abnormal market conditions, the Fund may take temporary defensive measures--such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those measures, the Fund may not achieve its investment goal.

--------------------------------------------------------------------------------


SUBADVISER

John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199

Owned by John Hancock
Managing since 1968
Managing Fund since May, 1996
Managed approximately $24 billion in assets at the end of 2002

FUND MANAGERS
Management by investment team overseen by:

Bernice S. Behar, CFA
---------------------
Senior Vice President of subadviser
Joined subadviser in 1991

Anurag Pandit, CFA
---------------------
Vice President of subadviser
Joined subadviser in 1996


PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

 Year-by-year total returns -- calendar years

                    [CHART]

 1997    1998    1999    2000     2001     2002
------  ------  ------  -------  -------  -------
14.26%  14.49%  70.38%  -21.43%  -12.61%  -29.95%

Best quarter: up 45.57%, fourth quarter 1999 Worst quarter: down 26.28%, third quarter 2001

Average annual total returns -- for periods ending 12/31/2002*
                          Fund               Index
1 year                   -29.95%            -30.27%
5 years                   -1.27%             -6.59%
Life of fund               0.97%             -3.57%

Index: Russell 2000(R) Growth Index

*  Began operations on May 1, 1996.

MAIN RISKS

Primary

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concentrated in certain sectors, the Fund's performance could be worse than the overall market.

Manager Risk: The manager and its strategy may fail to produce the intended results.

The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Investment Category Risk: The returns of the Fund's specific equity investment category may lag the returns of the overall stock market. For example, the Fund's "growth" approach carries the risk that in certain markets "growth" stocks will underperform "value" stocks. Also, the Fund's "small cap" approach carries the risk that in certain markets small cap stocks will underperform mid cap and large cap stocks.

Small/Mid Cap Stock Risk: The Fund's investment in smaller or mid-sized companies may be subject to more erratic price movements than investment in large established companies.

Turnover Risk: In general, the greater the volume of buying and selling by a fund (i.e., the higher its "turnover rate"), the greater the impact that brokerage commissions and other transaction costs will have on the fund's performance. Any turnover rate in excess of 100% is considered relatively high. In future years, the Fund's turnover rate may be greater than 100%.

Initial Public Offering Risk: The Fund has the ability to invest in initial public offerings (IPOs) and a significant portion of the Fund's return may at times be attributable to its investment in IPOs. IPOs could have a substantial impact on performance, either positive or negative, particularly on a fund with a small asset base. Also, the Fund's investments in IPOs may be subject to more erratic price movements than the overall equity market.

Secondary

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally considered more risky than direct investments. Also, in a down market, derivatives could become harder to value or sell at a fair price.

Foreign Risk: The Fund's foreign securities will pose special risks, due to limited government regulation, lack of public information, economic, political and social instability and foreign currency rate fluctuations. Factors such as lack of liquidity, foreign ownership limits and restrictions on removing currency also pose special risks.

--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUND
These tables describe the fees and expenses you may pay if you buy and hold shares of the Fund and do not reflect the expenses and charges of the applicable separate accounts and variable contracts. Those expenses and charges vary considerably from contract to contract and are described in the variable contract prospectus to which this prospectus is attached.

Shareholder Fees (fees paid directly from your investment)                  None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

              Distribution          Total Annual
   Investment     and                   Fund                       Net Fund
   Management   Service     Other    Operating        Expense      Operating
      Fee     (12b-1) Fee  Expenses   Expenses   Reimbursements(1) Expenses
      ---     -----------  --------   --------   ----------------- --------
     1.05%        N/A       0.08%      1.13%           0.0%          1.13%

(1) Under its current investment management agreement with the Trust, John Hancock reimburses the Fund when the Fund's "other fund expenses" exceed 0.10% of the Fund's average daily net assets. The agreement will remain in effect until May 1, 2004, and may be renewed each year thereafter by the Trust.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 directly in the shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund's operating expenses remain the same. Although actual Fund costs may be higher or lower, the Examples show what the Fund costs would be based on these assumptions.

                          Year 1 Year 3 Year 5 Year 10
                           $115   $359   $622  $1,375

Small Cap Emerging Growth Fund
(Formerly, "Small Cap Equity Fund")


GOAL AND STRATEGY

This is a small cap stock fund with a growth emphasis that seeks long-term capital appreciation.

The Fund invests primarily in the common stocks of small U.S. companies that are believed to offer above-average potential for growth in revenues and earnings.

The manager selects stocks using a combination of initial quantitative screens and in-depth proprietary equity research. Quantitative screening seeks to narrow the list of small capitalization companies and to identify a group of companies with strong revenue growth and accelerating earnings. Fundamental equity research seeks to identify individual companies from that group with a higher potential for earnings growth and capital appreciation.

The manager looks for companies based on a combination of criteria including:

.. Above average and sustainable revenue growth;

.. Improving market share and strong financial trends;

.. Superior management with significant equity ownership; and

.. Attractive valuation relative to its earnings growth outlook.

The Fund's sector exposures are broadly diversified but are primarily a result of stock selection and therefore may vary significantly from the benchmark.

The Fund normally invests in 50 to 110 stocks, and at least 80% of its assets in small cap companies. For the purpose of this Fund, "small cap companies" are those with market capitalizations that are within the range of capitalization of companies represented in the Russell 2000(R) Growth Index. The Fund normally has 10% or less (usually lower) of its assets in cash and cash equivalents. The Fund may invest in initial public offerings (IPOs).

The Fund may purchase other types of securities that are not primary investment vehicles, for example: U.S. dollar denominated foreign securities, certain Exchange Traded Funds (ETFs), and certain derivatives (investments whose value is based on indices or other securities).

In abnormal market conditions, the Fund may take temporary defensive measures--such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those measures, the Fund may not achieve its investment goal.

--------------------------------------------------------------------------------

SUBADVISER

Wellington Management Company, LLP
75 State Street
Boston, Massachusetts 02109

Managing, with predecessor, since 1928
Managing Fund since May, 2003
Managed approximately $302 billion
in assets at year-end 2002

FUND MANAGER

Steven C. Angeli, CFA
---------------------
Senior Vice President of subadviser
Joined subadviser in 1994

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

 Year-by-year total returns -- calendar years

                  [CHART]

 1997    1998    1999    2000    2001    2002
------  ------  ------  ------  ------  -------
25.57%  -5.96%  -3.43%  -8.89%  -3.78%  -28.21%

Best quarter: up 26.90%, fourth quarter 2001
 Worst quarter: down 27.11%, third quarter 2001

                 Average annual total returns -- for periods ending 12/31/2002/*/
                                      Fund          Index 1        Index 2        Index 3**
                 1 year              -28.21%        -20.48%        -30.26%         -20.48%
                 5 years             -10.58%         -1.36%         -6.59%          -3.69%
                 Life of fund         -3.43%          2.80%         -3.57%           3.23%

Index 1: Russell 2000(R) Index
Index 2: Russell 2000(R) Growth Index
Index 3: A composite index combining the performance of the following indices over the periods indicated: Russell 2000(R) Value Index (from inception through October, 2000); Russell 2000(R) Index (after October, 2000); and Russell 2000(R) Growth Index (effective May, 2003)

*  Began operations on May 1, 1996.
** John Hancock believes Index 3 is a more suitable index against which to measure the fund's performance because it more closely matches the fund's changes in investment strategy since inception.

MAIN RISKS

Primary

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concentrated in certain sectors, the Fund's performance could be worse than the overall market.

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Investment Category Risk: The returns of the Fund's specific equity investment category may lag the returns of the overall stock market. For example, the Fund's "small cap" approach carries the risk that in certain markets small cap stocks will underperform mid cap and large cap stocks.

Small/Mid Cap Stock Risk: The Fund's investment in smaller or mid-sized companies may be subject to more erratic price movements than investment in large established companies.

Concentration Risk: The Fund's investment in securities of a smaller number of issuers could produce more volatile performance relative to funds that invest in a larger number of issuers. The more concentrated a fund's holdings are, the more likely it is a specific security's poor performance will hurt the fund significantly.

Turnover Risk: In general, the greater the volume of buying and selling by a fund (i.e., the higher its "turnover rate"), the greater the impact that brokerage commissions and other transaction costs will have on the fund's performance. Any turnover in excess of 100% is considered relatively high. In future years, the Fund's turnover rate may be greater than 100%.


Secondary

Foreign Risk: The Fund's foreign securities will pose special risks, due to limited government regulation, lack of public information, economic, political and social instability and foreign currency rate fluctuations. Factors such as lack of liquidity, foreign ownership limits and restrictions on removing currency also pose special risks. All foreign securities have some degree of foreign risk. However, to the extent the Fund invests in emerging market countries, it will have a significantly higher degree of foreign risk than if it invested exclusively in developed or newly-industrialized countries.

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally considered more risky than direct investments. Also, in a down market, derivatives could become harder to value or sell at a fair price.

Initial Public Offering Risk: The Fund has the ability to invest in initial public offerings (IPOs) and a significant portion of the Fund's return may at times be attributable to its investment in IPOs. IPOs could have a substantial impact on performance, either positive or negative, particularly on a fund with a small asset base. Also, the Fund's investments in IPOs may be subject to more erratic price movements than the overall equity market.

--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUND
These tables describe the fees and expenses you may pay if you buy and hold shares of the Fund and do not reflect the expenses and charges of the applicable separate accounts and variable contracts. Those expenses and charges vary considerably from contract to contract and are described in the variable contract prospectus to which this prospectus is attached.

Shareholder Fees (fees paid directly from your investment)                  None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

             Distribution          Total Annual
  Investment     and                   Fund                         Net Fund
  Management   Service     Other    Operating        Expense        Operating
     Fee     (12b-1) Fee  Expenses   Expenses   Reimbursements/(1)/ Expenses
     ---     -----------  --------   --------   ------------------- --------
    1.05%        N/A       0.14%      1.19%           0.04%           1.15%

(1) Under its current investment management agreement with the Trust, John Hancock reimburses the Fund when the Fund's "other fund expenses" exceed 0.10% of the Fund's average daily net assets. The agreement will remain in effect until May 1, 2004, and may be renewed each year thereafter by the Trust.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 directly in the shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund's operating expenses remain the same. Although actual Fund costs may be higher or lower, the Examples show what the Fund costs would be based on these assumptions.

                          Year 1 Year 3 Year 5 Year 10
                           $117   $374   $650  $1,440

International Equity Index Fund


GOAL AND STRATEGY

This is an international stock fund that seeks to track the performance of broad-based equity indices of foreign companies in developed and emerging markets.

The Fund normally invests in 600 to 1,000 stocks, and more than 80% of its assets in securities listed in the Morgan Stanley Capital International Europe, Australasia, Far East ("MSCI EAFE") GDP Index.

The Fund is managed relative to a target mix of the MSCI EAFE GDP Index and, to a lesser extent, the MSCI EMF Index. The EAFE GDP Index includes foreign companies in developed markets, with country index weights based upon a country's Gross Domestic Product (GDP). The MSCI EMF Index (also known as the "Emerging Markets Free Index") is comprised of companies in emerging markets that foreigners are allowed to own. Country index weights are based upon a country's market capitalization.

The manager employs a passive management strategy using quantitative techniques to invest in a representative sample of stocks in the Indexes. The manager selects stocks in an attempt to track, as closely as possible, the characteristics of the Indexes, including country and sector weights.

The Indexes' composition changes from time to time. The manager will reflect those changes as soon as practical.

The Fund is normally fully invested. The manager may invest in stock indexes to maintain market exposure and manage cash flow. Although the Fund may employ foreign currency hedging techniques, the Fund normally maintains the currency exposure of the underlying equity investments.

The Fund may purchase other types of securities that are not primary investment vehicles, for example: American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), European Depositary Receipts (EDRs), certain Exchange Traded Funds (ETFs), cash equivalents, and certain derivatives (investments whose value is based on indices or other securities). As an example of how derivatives may be used, the Fund may invest in stock index futures to manage cash flow.

In abnormal market conditions, the Fund may take temporary defensive measures--such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those measures, the Fund may not achieve its investment goal.

Note: "MSCI EAFE GDP Index" and "MSCI EMF Index" are the exclusive property of Morgan Stanley & Co., Incorporated and are registered service marks of Morgan Stanley Capital International.


--------------------------------------------------------------------------------

SUBADVISER

Independence Investment LLC
53 State Street
Boston, Massachusetts 02109

Owned by John Hancock
Managing since 1986
Managing Fund since May, 1998
Managed approximately $19 billion in assets at the end of 2002

FUND MANAGERS

Managed by investment team overseen by:

Bradford S. Greenleaf, CFA
---------------------
Senior Vice President of subadviser
Joined team in 2000
Joined subadviser in 1994

David P. Nolan, CFA
---------------------
Senior Vice President of subadviser
Joined subadviser in 1996

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

 Year-by-year total returns -- calendar years

                                    [CHART]

 1993    1994   1995   1996    1997    1998    1999    2000     2001    2002
------  ------  -----  -----  ------  ------  ------  ------- -------  -------
32.10%  -6.25%  8.01%  9.19%  -5.03%  20.82%  30.87%  -17.42% -20.30%  -15.18%

Best quarter: up 20.91%, fourth quarter 1998 Worst quarter: down 20.25%, third quarter 2002

Average annual total returns -- for periods ending 12/31/2002
                  Fund          Index 1        Index 2        Index 3*
1 year           -15.18%        -15.57%        -15.66%        -14.61%
5 years           -2.46%         -1.39%         -2.61%         -1.73%
10 years           2.06%          5.65%          4.30%          4.77%

Index 1: MSCI EAFE GDP Index
Index 2: MSCI EAFE Index (effective May, 2003)
Index 3: A composite index combining the performance of the following indices over the periods indicated: MSCI EAFE Index (from inception through April, 1998); MSCI EAFE GDP Index (from May, 1998 through June, 1999); 90% MSCI EAFE GDP Index/10% MSCI EMF Index (after June, 1999); and 90% MSCI EAFE Index/10% MSCI EMF Index (after May, 2003).

* John Hancock believes Index 3 is a more suitable index against which to measure the fund's performance because it more closely matches the fund's changes in investment strategy since inception.

MAIN RISKS

Primary

Foreign Risk: The Fund's foreign securities will pose special risks, due to limited government regulation, lack of public information, economic, political and social instability and foreign currency rate fluctuations. Factors such as lack of liquidity, foreign ownership limits and restrictions on removing currency also pose special risks. All foreign securities have some degree of foreign risk. However, to the extent the Fund invests in emerging market countries, it will have a significantly higher degree of foreign risk than if it invested exclusively in developed or newly-industrialized countries.

Index Management Risk: Certain factors such as the following may cause the Fund to track the Indexes less closely:

.. The securities selected by the manager may not be fully representative of the Indexes.

.. Transaction expenses of the Fund may result in the Fund's performance being different than that of the Indexes.

.. The size and timing of the Fund's cash flows may result in the Fund's performance being different than that of the Indexes.

Also, index funds like this one will have more difficulty in taking defensive positions in abnormal market conditions.

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices.

Stocks tend to go up and down in value more than bonds. If the Fund's investments are concentrated in certain sectors, the Fund's performance could be worse than the overall market.

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Secondary

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally considered more risky than direct investments. Also, in a down market, derivatives could become harder to value or sell at a fair price.

--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUND
These tables describe the fees and expenses you may pay if you buy and hold shares of the Fund and do not reflect the expenses and charges of the applicable separate accounts and variable contracts. Those expenses and charges vary considerably from contract to contract and are described in the variable contract prospectus to which this prospectus is attached.

Shareholder Fees (fees paid directly from your investment)                  None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

              Distribution          Total Annual
   Investment     and                   Fund                       Net Fund
   Management   Service     Other    Operating        Expense      Operating
      Fee     (12b-1) Fee  Expenses   Expenses   Reimbursements(1) Expenses
      ---     -----------  --------   --------   ----------------- --------
     0.18%        N/A       0.28%      0.46%           0.18%         0.28%

(1) Under its current investment management agreement with the Trust, John Hancock reimburses the Fund when the Fund's "other fund expenses" exceed 0.10% of the Fund's average daily net assets. The agreement will remain in effect until May 1, 2004, and may be renewed each year thereafter by the Trust.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 directly in the shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund's operating expenses remain the same. Although actual Fund costs may be higher or lower, the Examples show what the Fund costs would be based on these assumptions.

                          Year 1 Year 3 Year 5 Year 10
                           $29    $129   $240   $562

International Opportunities Fund


GOAL AND STRATEGY

This is an international stock fund that seeks long-term capital appreciation.

The Fund primarily invests in a diversified mix of common stocks of large established and medium-sized foreign companies located outside the U.S., primarily in developed countries and in emerging markets to a lesser extent.

The manager selects stocks using proprietary fundamental research that identifies companies that:

.. are capable of achieving sustainable above-average, long-term earnings growth;

.. are reasonably priced relative to present or anticipated earnings, cash flow, or book value; and

.. have attractive valuations relative to opportunities in large, mid or small cap companies.

The Fund's country and regional exposures are primarily a result of stock selection, although the Fund maintains broad diversification across countries and regions.

The manager selects stocks that have growth characteristics such as:

.. leading market position or technological leadership;

.. attractive business niche;

.. healthy balance sheets with relatively low debt;

.. strong competitive advantage;

.. strength of management; and

.. earnings growth and cash flow sufficient to support growing dividends.

The Fund invests in at least 3 different countries other than the U.S., but normally invests in 15 to 50 countries.

The Fund will invest no more than 20% of its assets in emerging market stocks. The Fund normally invests in 150 to 250 stocks and normally has 10% or less (usually lower) of its assets in cash and cash equivalents. The Fund may invest in initial public offerings (IPOs).

Although the Fund may employ foreign currency hedging techniques, the Fund normally maintains the currency exposure of the underlying equity investments.

The Fund also may purchase other types of securities that are not primary investment vehicles, for example: American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), European Depositary Receipts (EDRs), certain Exchange Traded Funds (ETFs), and certain derivatives (investments whose value is based on indices or other securities).

In abnormal market conditions, the Fund may take temporary defensive measures--such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those measures, the Fund may not achieve its investment goal.

--------------------------------------------------------------------------------

SUBADVISER

T. Rowe Price International, Inc.
100 East Pratt Street
Baltimore, Maryland 21202

Managing since 1979
Managing Fund since May, 1996
Managed approximately $18 billion in assets at the end of 2002

FUND MANAGERS
Management by Investment Advisory Group overseen by:

David J. L. Warren
---------------------
President of subadviser Joined subadvisor in 1983

John R. Ford
---------------------
Chief Investment Officer of subadviser Joined subadvisor in 1982

James B. M. Seddon
---------------------
Vice President of subadviser Joined subadvisor in 1987

Mark Bickford-Smith
---------------------
Vice President of subadvisor Joined subadvisor in 1995

Frances Dydesco
---------------------
Vice President of subadviser
Joined subadviser in 1996

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

 Year-by-year total returns -- calendar years

                   [CHART]

1997    1998    1999    2000     2001     2002
-----  ------  ------  -------  -------  -------
1.95%  15.92%  34.01%  -16.36%  -20.93%  -18.22%

Best quarter: up 24.44%, fourth quarter 1999 Worst quarter: down 22.07%, third quarter 2002

Average annual total returns/(1) /-- for periods ending 12/31/2002*
                           Fund                 Index
1 year                    -18.22%              -14.68%
5 years                    -3.42%               -2.66%
Life of fund               -1.34%               -1.66%

Index:  MSCI All Country World Free Index, Excluding U.S.

*  Began operations on May 1, 1996.

MAIN RISKS

Primary

Foreign Risk: The Fund's foreign securities will pose special risks, due to limited government regulation, lack of public information, economic, political and social instability and foreign currency rate fluctuations. Factors such as lack of liquidity, foreign ownership limits and restrictions on removing currency also pose special risks. All foreign securities have some degree of foreign risk. However, to the extent the Fund invests in emerging market countries, it will have a significantly higher degree of foreign risk than if it invested exclusively in developed or newly-industrialized countries.

Market Risk: The value of the securities in the Fund may go down in response to over- all stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concentrated in certain sectors, the Fund's performance could be worse than the overall market.

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Investment Category Risk: The returns of the Fund's specific equity investment category may lag the returns of the overall stock market. For example, the Fund's "large/mid cap" approach carries the risk that in certain markets large/mid cap stocks will underperform small cap stocks.

Secondary

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally considered more risky than direct investments. Also, in a down market, derivatives could become harder to value or sell at a fair price.

Initial Public Offering Risk: The Fund has the ability to invest in initial public offerings (IPOs) and a significant portion of the Fund's return may at times be attributable to its investment in IPOs. IPOs could have a substantial impact on performance, either positive or negative, particularly on a fund with a small asset base. Also, the Fund's investments in IPOs may be subject to more erratic price movements than the overall equity market.

--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUND
These tables describe the fees and expenses you may pay if you buy and hold shares of the Fund and do not reflect the expenses and charges of the applicable separate accounts and variable contracts. Those expenses and charges vary considerably from contract to contract and are described in the variable contract prospectus to which this prospectus is attached.

Shareholder Fees (fees paid directly from your investment)                  None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

              Distribution          Total Annual
   Investment     and                   Fund                       Net Fund
   Management   Service     Other    Operating        Expense      Operating
      Fee     (12b-1) Fee  Expenses   Expenses   Reimbursements(1) Expenses
      ---     -----------  --------   --------   ----------------- --------
     1.14%        N/A       0.41%      1.55%           0.31%         1.24%

(1) Under its current investment management agreement with the Trust, John Hancock reimburses the Fund when the Fund's "other fund expenses" exceed 0.10% of the Fund's average daily net assets. The agreement will remain in effect until May 1, 2004, and may be renewed each year thereafter by the Trust.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 directly in the shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund's operating expenses remain the same. Although actual Fund costs may be higher or lower, the Examples show what the Fund costs would be based on these assumptions.

                          Year 1 Year 3 Year 5 Year 10
                           $126   $459   $815  $1,819

Overseas Equity Fund
(Formerly "Global Balanced" Fund)


GOAL AND STRATEGY

This is an international stock fund that seeks long-term capital appreciation.

The Fund normally invests at least 80% of its assets in equity securities of companies outside the U.S., in a diversified mix of large established and medium-sized foreign companies located primarily in developed countries and in emerging markets to a lesser extent.

The manager selects stocks using proprietary fundamental research to identify companies that are believed to be:

.. Undervalued (i.e., with current stock price below long-term value); and

.. Asset rich with strong balance sheets and able to generate internal cash flows to meet capital needs.

The manager employs a research intensive approach using extensive field research and direct company contact to determine the fundamental value of a company. A company's future prospects are determined from analyzing a company's management, financial strength, products, markets, competitors, and future earnings and dividends.

The Fund is managed using a multiple portfolio manager system in which the Fund is divided into segments that are each managed by individual portfolio managers and/or research analysts. The Fund is normally broadly diversified since its exposures reflect the aggregate decisions of the multiple portfolio managers and research analysts managing the Fund.

The Fund's country and regional exposures are primarily a result of stock selection and therefore may vary significantly from the benchmark.

The Fund invests in at least 3 different countries other than the U.S., but normally invests in 15 to 50 countries.

The Fund will invest no more than 15% of its assets in emerging market stocks. The Fund normally invests in 150 to 300 stocks and normally has 10% or less (usually lower) of its assets in cash and cash equivalents. The Fund may invest in initial public offerings (IPOs).

The manager may use derivatives, such as futures and forwards, to implement foreign currency management strategies. Currency management strategies are primarily used for hedging purposes and to protect against anticipated changes in foreign currency exchange rates.

The Fund also may purchase other types of securities that are not primary investment vehicles, for example: American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), European Depositary Receipts (EDRs), certain Exchange Traded Funds (ETFs), and certain derivatives (investments whose value is based on indices or other securities).

In abnormal market conditions, the Fund may take temporary defensive measures--such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those measures, the Fund may not achieve its investment goal.

--------------------------------------------------------------------------------

SUBADVISER

Capital Guardian Trust Company
333 South Hope Street
Los Angeles, California 90071

Managing since 1968
Managing Fund since November, 2000
Managed approximately $105 billion in assets at year-end 2002

FUND MANAGERS

Team managed by:
9 Portfolio Managers
---------------------
Average 21 years with Capital Guardian
Average 24 years industry experience

Equity Research Team
---------------------
31 research analysts
Average 8 years with Capital Guardian
Average 13 years industry experience

See Appendix A for more details.

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year under a different subadviser, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

 Year-by-year total returns -- calendar years
                     [CHART]

1997    1998   1999    2000    2001    2002
-----  ------  -----  ------  ------  ------
2.65%  17.99%  5.11%  -9.08%  -6.45%  -6.32%

Best quarter: up 13.03%, fourth quarter 1998 Worst quarter: down 12.05%, third quarter 2002

             Average annual total returns -- for periods ending 12/31/2002*
                             Fund    Index 1   Index 2  Index 3  Index 4**
             1 year         -6.32%   -19.54%   -15.66%  19.49%    -5.02%
             5 Years        -0.24%    -1.76%    -2.61%   5.82%     1.42%
             Life of fund    1.20%     1.94%    -1.62%   5.29%     1.54%

Index 1: MSCI World Index
Index 2: MSCI EAFE Index (effective May, 2003)
Index 3: Salomon Brothers World Government Bond Index, Unhedged
Index 4: A composite index combining the performance of the following indices over the periods indicated: 65% MSCI World Index (Ex US)/35% Salomon Brothers Non-US Government Bond Index, Unhedged (from inception through April, 2000); and 60% MSCI World Index/40% Salomon Brothers World Government Bond Index, Unhedged (after April, 2000)

*  Began operations on May 1, 1996.
** John Hancock believes Index 4 is a more suitable index against which to measure the fund's performance because it more closely matches the fund's changes in investment strategy since inception.

MAIN RISKS

Primary

Foreign Risk: The Fund's foreign securities will pose special risks, due to limited government regulation, lack of public information, economic, political and social instability and foreign currency rate fluctuations. Factors such as lack of liquidity, foreign ownership limits and restrictions on removing currency also pose special risks. All foreign securities have some degree of foreign risk. However, to the extent the Fund invests in emerging market countries, it will have a significantly higher degree of foreign risk than if it invested exclusively in developed or newly-industrialized countries.

Market Risk: The value of the securities in the Fund may go down in response to over all stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concentrated in certain sectors, the Fund's performance could be worse than the overall market.

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Investment Category Risk: The returns of the Fund's specific equity investment category may lag the returns of the overall stock market. For example, the Fund's "large/mid cap" approach carries the risk that in certain markets large/mid cap stocks will underperform small cap stocks.

Secondary

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally considered more risky than direct investments. Also, in a down market, derivatives could become harder to value or sell at a fair price.

Initial Public Offering Risk: The Fund has the ability to invest in initial public offerings (IPOs) and a significant portion of the Fund's return may at times be attributable to its investment in IPOs. IPOs could have a substantial impact on performance, either positive or negative, particularly on a fund with a small asset base. Also, the Fund's investments in IPOs may be subject to more erratic price movements than the overall equity market.

--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUND
These tables describe the fees and expenses you may pay if you buy and hold shares of the Fund and do not reflect the expenses and charges of the applicable separate accounts and variable contracts. Those expenses and charges vary considerably from contract to contract and are described in the variable contract prospectus to which this prospectus is attached.

Shareholder Fees (fees paid directly from your investment)                  None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

             Distribution          Total Annual
  Investment     and                   Fund                         Net Fund
  Management   Service     Other    Operating        Expense        Operating
     Fee     (12b-1) Fee  Expenses   Expenses   Reimbursements/(1)/ Expenses
     ---     -----------  --------   --------   ------------------- --------
    1.05%        N/A       0.40%      1.45%           0.30%           1.15%

(1) Under its current investment management agreement with the Trust, John Hancock reimburses the Fund when the Fund's "other fund expenses" exceed 0.10% of the Fund's average daily net assets. The agreement will remain in effect until May 1, 2004, and may be renewed each year thereafter by the Trust.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 directly in the shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund's operating expenses remain the same. Although actual Fund costs may be higher or lower, the Examples show what the Fund costs would be based on these assumptions.

                          Year 1 Year 3 Year 5 Year 10
                           $117   $429   $764  $1,709

Emerging Markets Equity Fund


GOAL AND STRATEGY

This is an emerging markets stock fund that seeks long-term capital appreciation.

The Fund normally invests at least 80% of its assets in companies economically linked to countries having economies or markets generally considered by the World Bank or United Nations to be emerging or developing. For purposes of this Fund, a company is considered to be "economically linked" to an emerging market country if (i) the company's principal securities trading market is in an emerging market country; (ii) alone or on a consolidated basis, the company derives 50% or more of its annual revenues from either goods produced, sales made or services performed in emerging market countries; (iii) it is organized under the laws of, or has a principal office in, an emerging market country; or
(iv) the subadviser determines that the company's stock price will be significantly impacted or driven by events in emerging market countries.

The manager's investment approach combines top-down country allocation with bottom-up stock selection and therefore the Fund's exposures may vary significantly from its benchmark. In making country allocation decisions, the manager analyzes the global environment and selects countries with:

.. improving macroeconomic, political and social trends, and

.. attractive valuation levels.

The manager selects stocks using fundamental proprietary research to identify companies that have:

.. strong earnings growth potential,

.. reasonable valuations, and

.. shareholder-focused management, dominant products, and well established distribution channels.

The Fund normally invests in 100 to 350 stocks and in 15 to 30 countries. The Fund normally has 15% or less of its assets in cash and cash equivalents. The Fund may invest in initial public offerings (IPOs).

Although the Fund may employ foreign currency hedging techniques, the Fund normally maintains the currency exposure of the underlying equity investments.

The Fund may purchase other types of securities that are not primary investment vehicles, for example: American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), European Depositary Receipts (EDRs), certain Exchange Traded Funds (EFTS), and certain derivatives (investments whose value is based on indices or other securities).

In abnormal market conditions, the Fund may take temporary defensive measures--such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those measures, the Fund may not achieve its investment goal.
--------------------------------------------------------------------------------
SUBADVISER

Van Kampen
1221 Avenue of the Americas
New York, New York 10020

Managing since 1975
Managing Fund since August, 1999
Managed approximately $376 billion in assets at the end of 2002

"Van Kampen" is a registered trade name used by Morgan Stanley Investment Management, Inc. in its role as a subadviser to the Fund.


FUND MANAGERS

Management by investment team overseen by:

Narayan Ramachandran, CFA
---------------------
Managing Director of subadviser
Joined subadviser in 1996


PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

 Year-by-year total returns -- calendar years
             [CHART]

 1999    2000     2001    2002
------  -------  ------  ------
81.37%  -40.11%  -3.63%  -6.73%

Best quarter: up 50.45%, fourth quarter 1999 Worst quarter: down 22.54%, third quarter 2001

Average annual total returns -- for periods ending 12/31/2002*

                                         Fund  Index
                           1 year       -6.73% -6.00%
                           Life of fund -7.50% -5.89%

Index:  MSCI Emerging Markets Free Index

*  Began operations on May 1, 1998.

MAIN RISKS

Primary

Foreign Risk: The Fund's foreign securities will pose special risks, due to limited government regulation, lack of public information, economic, political and social instability and foreign currency rate fluctuations. Factors such as lack of liquidity, foreign ownership limits and restrictions on removing currency also pose special risks. All foreign securities have some degree of foreign risk. However, since the Fund invests primarily in emerging market countries, it will have a significantly higher degree of foreign risk than funds that invest primarily in developed or newly-industrialized countries.

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concentrated in certain sectors, the Fund's performance could be worse than the overall market.

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Investment Category Risk: The returns of the Fund's specific equity investment category may lag the returns of the overall stock market. For example, the Fund's "growth" approach carries the risk that in certain markets "growth" stocks will underperform "value" stocks. Also, the Fund's "large/mid cap" approach carries the risk that large/mid cap stocks will underperform small cap stocks.

Turnover Risk: In general, the greater the volume of buying and selling by a fund (i.e., the higher its "turnover rate"), the greater the impact that brokerage commissions and other transaction costs will have on the funds performance. Any turnover rate in excess of 100% is considered relatively high. In future years, the Fund's turnover rate may be greater than 100% due to the relatively high volatility associated with investing in emerging markets.

Initial Public Offering Risk: The Fund has the ability to invest in initial public offerings (IPOs) and a significant portion of the Fund's return may at times be attributable to its investment in IPOs. IPOs could have a substantial impact on performance, either positive or negative, particularly on a fund with a small asset base. Also, the Fund's investments in IPOs may be subject to more erratic price movements than the overall equity market.

Secondary

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally considered more risky than direct investments. Also, in a down market, derivatives could become harder to value or sell at a fair price.
--------------------------------------------------------------------------------
FEES AND EXPENSES OF THE FUND
These tables describe the fees and expenses you may pay if you buy and hold shares of the Fund and do not reflect the expenses and charges of the applicable separate accounts and variable contracts. Those expenses and charges vary considerably from contract to contract and are described in the variable contract prospectus to which this prospectus is attached.

Shareholder Fees (fees paid directly from your investment)                  None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

              Distribution          Total Annual
   Investment     and                   Fund                       Net Fund
   Management   Service     Other    Operating        Expense      Operating
      Fee     (12b-1) Fee  Expenses   Expenses   Reimbursements(1) Expenses
      ---     -----------  --------   --------   ----------------- --------
     1.50%        N/A        1.95%      3.45%          1.85%         1.60%

(1) Under its current investment management agreement with the Trust, John Hancock reimburses the Fund when the Fund's "other fund expenses" exceed 0.10% of the Fund's average daily net assets. The agreement will remain in effect until May 1, 2004, and may be renewed each year thereafter by the Trust.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 directly in the shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund's operating expenses remain the same. Although actual Fund costs may be higher or lower, the Examples show what the Fund costs would be based on these assumptions.

                         Year 1 Year 3 Year 5  Year 10
                          $163   $887   $1,634 $3,606

Real Estate Equity Fund


GOAL AND STRATEGY

This is a non-diversified real estate stock fund that seeks above-average income and long-term capital appreciation.

The Fund normally invests at least 80% of its assets in equity securities of companies principally engaged in the real estate industry, including real estate operating companies, real estate investment trusts (REITs) and other similar specialized ownership vehicles.

The Fund invests mostly in stocks of U.S. companies but also invests to a limited extent in foreign stocks.

The Fund employs a multi-manager approach with two subadvisers, each of which employs its own investment approach and independently manages its portion of the Fund. At year end 2002, each subadviser managed approximately half of the assets of the Fund. Investments in and redemptions from the Fund are evenly divided between the subadvisers. These allocation methodologies may change in the future.

RREEF America L.L.C. ("RREEF"): The manager selects real estate stocks using a combination of approaches:

.. top-down, market overview to identify property sectors with attractive growth prospects and;

.. fundamental research to identify companies having strong sustainable cash flow growth at reasonable valuations and strong management and balance sheets.

The sector exposures for RREEF's portion of the Fund may vary significantly from the benchmark. RREEF normally invests in 20 to 50 securities in its portion of the Fund.

Van Kampen (a registered trade name used by Morgan Stanley Investment Management, Inc. in its role as a subadviser to the Fund) selects real estate stocks using a combination of:

.. top-down, market overview to identify undervalued property sectors and geographic regions; and

.. proprietary, fundamental value-driven equity research to select companies that are attractively priced relative to the value of their underlying real estate assets.

Van Kampen seeks to maintain broad exposure to key property sectors (i.e., apartments, retail and office/industrial). Van Kampen normally invests in 30 to 60 stocks in its portion of the Fund.

The Fund is "non-diversified", which means that it can take larger positions in individual issuers. Each portion of the Fund normally has 10% or less (usually lower) of its assets in cash and cash equivalents. Each portion of the Fund may invest in initial public offerings (IPOs).

Each portion of the Fund also may purchase other types of securities that are not primary investment vehicles, for example: foreign securities denominated in U.S. dollars or any other currency, equity securities of non-real estate businesses whose real estate holdings are significant in relation to their market capitalization, certain Exchange Traded Funds (ETFs),and certain derivatives (investments whose value is based on indices and other securities).

In abnormal market conditions, each portion of the Fund may take temporary defensive measures--such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those measures, the Fund may not achieve its investment goal.
--------------------------------------------------------------------------------

SUBADVISER

RREEF America L.L.C. (RREEF)
875 North Michigan Avenue
41st Floor
Chicago, IL 60611

Indirect wholly-owned subsidiary of Deutsche Bank AG
Managing since 1993
Managing Fund since May 2003
Managed approximately $22 billion in assets at year-end 2002

FUND MANAGERS

Management by investment team overseen by:

Karen J. Knudson
---------------------
Principal of subadviser
Joined subadviser 1995

John F. Robertson
---------------------
Principal of subadviser
Joined subadviser in 1997



SUBADVISER

Van Kampen
1221 Avenue of the Americas
New York, New York 10020

Managing since 1975
Managing Fund since June, 2000
Managed approximately $376 billion in assets at the end of 2002

"Van Kampen" is a registered trade name used by Morgan Stanley Investment Management, Inc. in its role as a subadviser to the Fund

FUND MANAGERS

Management by investment team overseen by:

Theodore R. Bigman
---------------------
Managing Director, Global Real Estate, of subadviser
Joined subadviser in 1995

Douglas A. Funke
---------------------
Executive Director of subadviser
Joined subadviser in 1995

MAIN RISKS

Primary

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds.

Non-Diversified Fund Risk: The Fund's larger position in individual issuers could produce more volatile performance relative to more diversified funds. The less diversified a fund's holdings are, the more likely it is that a specific security's poor performance will hurt the fund significantly.

Manager Risk: The managers and their respective strategies may fail to produce the intended results. The Fund could underperform its peers or lose money if the managers' investment strategies do not perform as expected.

Sector Fund Risk: The Fund's investments are concentrated in a single sector of the stock market and the Fund's performance could be significantly affected by developments in that particular sector. Because of this concentration, the Fund's performance could be worse than the overall market by a wide margin or for extended periods. Also, the Fund's performance could be more volatile relative to funds that invest broadly across different sectors of the stock market.

Real Estate Securities Risk: Real estate investment trusts (REITs) or other real estate-related equity securities may be affected by changes in the value of the underlying property owned by the trust. Mortgage REITs may be affected by the quality of any credit extended. Other potential risks include the possibility of a REIT failing to qualify for tax-free pass-through of income under the Internal Revenue Code or failing to maintain exemption under the Investment Company Act of 1940.

Concentration Risk: The Fund's investment in securities of a smaller number of issuers could produce more volatile performance relative to funds that invest in a larger number of issuers. The more concentrated a fund's holdings are, the more likely it is a specific security's poor performance will hurt the fund significantly.

Small/Mid Cap Stock Risk: The Fund's investment in smaller or mid-sized companies may be subject to more erratic price movements than investment in large established companies.

Interest Rate Risk: The Fund is subject to interest rate risk, which is the possibility that changes in interest rates could hurt REIT performance. In general, during periods of high interest rates, REITs may lose some of their appeal for investors who may be able to obtain higher yields from other income-producing investments, such as long-term bonds. Higher interest rates also mean that financing for property purchases and improvements is more costly and difficult to obtain.

Initial Public Offering Risk: The Fund has the ability to invest in initial public offerings (IPOs) and a significant portion of the Fund's return may at times be attributable to its investment in IPOs. IPOs could have a substantial impact on performance, either positive or negative, particularly on a fund with a small asset base. Also, the Fund's investments in IPOs may be subject to more erratic price movements than the overall equity market.

Secondary

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally considered more risky than direct investments. Also, in a down market, derivatives could become harder to value or sell at a fair price.

Foreign Risk: The Fund's foreign securities will pose special risks, due to limited government regulation, lack of public information, and economic, political and social instability. Factors such as lack of liquidity, foreign ownership limits and restrictions on removing currency also pose special risks.
--------------------------------------------------------------------------------

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

 Year-by-year total returns -- calendar years

                                    [CHART]

 1993   1994    1995    1996    1997    1998     1999    2000    2001    2002
------  -----  ------  ------  ------  -------  ------  ------  ------  ------
17.29%  2.86%  12.31%  33.07%  17.22%  -16.71%  -1.69%  31.29%  -6.61%   1.36%

Best quarter: up 20.37%, first quarter
1993  Worst quarter: down 10.06%, third quarter 2002

 Average annual total returns -- for periods ending 12/31/2002
                                                                Fund  Index 1 Index 2
                          1 year                                1.36%  2.65%    3.60%
                          5 years                               3.04%  3.46%    4.28%
                          10 years                              9.40%  9.97%   10.37%

Index 1:  Wilshire Real Estate Securities Index
Index 2:  Wilshire REIT Index (effective May, 2003)

FEES AND EXPENSES OF THE FUND
These tables describe the fees and expenses you may pay if you buy and hold shares of the Fund and do not reflect the expenses and charges of the applicable separate accounts and variable contracts. Those expenses and charges vary considerably from contract to contract and are described in the variable contract prospectus to which this prospectus is attached.

Shareholder Fees (fees paid directly from your investment)                  None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                Distribution          Total Annual
     Investment     and                   Fund                    Net Fund
     Management   Service     Other    Operating      Expense     Operating
        Fee     (12b-1) Fee  Expenses   Expenses   Reimbursements Expenses
        ---     -----------  --------   --------   -------------- --------
       0.98%        N/A       0.09%      1.07%          0.0%        1.07%


Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 directly in the shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund's operating expenses remain the same. Although actual Fund costs may be higher or lower, the Examples show what the Fund costs would be based on these assumptions.

                          Year 1 Year 3 Year 5 Year 10
                           $109   $340   $590  $1,306

Health Sciences Fund


GOAL AND STRATEGY

This is a non-diversified health sciences stock fund that seeks long-term capital appreciation.

The Fund normally invests at least 80% of its assets in equity securities of
(a) companies in the health sciences industries, including pharmaceutical, health-care services, applied research and development, biotechnology, and medical technology, equipment and supplies industries or (b) to a more limited extent, companies believed to have the potential for growth as a result of their particular products, technology, patents or other market advantages in the health sciences industries. The Fund invests mostly in stocks of U.S. companies but also invests to a large extent in foreign stocks.

The manager selects health-science and related stocks using a combination of:

.. Top-down industry allocation decisions. The manager seeks industries with favorable supply and demand characteristics and with opportunities to benefit from changing demographics, global consolidation, regulatory changes and technological advances.

.. Bottom-up fundamental equity research. The manager seeks to identify companies with:

 . strong business franchises;

 . attractive new product pipelines;

 . solid corporate strategy and management;

 . strong competitive position; and

 . attractive valuations relative to their growth prospects.

The Fund's industry exposures are broadly diversified but may vary significantly from the benchmark. The Fund's assets are allocated to industry-specific sub-portfolios that are managed by each industry analyst.

The Fund normally invests in 40 to 80 stocks. The Fund normally has 10% or less (usually lower) of its assets in cash and cash equivalents. The Fund may invest in initial public offerings (IPOs).

The Fund may purchase other types of securities that are not primary investment vehicles, for example: foreign securities denominated in U.S. dollars or any other currency, certain Exchange Traded Funds (ETFs), certain derivatives (investments whose value is based on indices or other securities) and companies with the potential for growth as a result of their particular products, technology, patents or other market advantages in the health-sciences industries.

Although the Fund may employ foreign currency hedging techniques, the Fund normally maintains the currency exposure of the underlying equity investments.

In abnormal market conditions, the Fund may take temporary defensive measures--such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those measures, the Fund may not achieve its investment goal.

--------------------------------------------------------------------------------


SUBADVISER

Wellington Management Company, LLP
75 State Street
Boston, Massachusetts 02109

Managing, with predecessors, since 1928
Managing Fund since May, 2003
Managed approximately $302 billion in
assets at the end of 2002

FUND MANAGERS
Management by investment team overseen by:

Ann C. Gallo
---------------------
Senior Vice President of subadviser
Joined subadviser in 1998

See Appendix B for more details.

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

 Year-by-year total returns -- calendar years

                                    [CHART]


    2002
  -------
  -19.99%


Best quarter: up 2.66%, fourth quarter 2002 Worst quarter: down 13.20%, second quarter 2002

Average annual total returns -- for periods ending 12/31/2002*
                     Fund          Index 1       Index 2
1 year              -19.99%        -22.11%       -21.11%
Life of Fund        -13.46%        -17.72%       -12.00%

Index 1:  S&P 500 Index
Index 2:  Goldman Sachs Health Index

*  Began operations on May 1, 2001.

MAIN RISKS

Primary

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds.

Non-Diversified Fund Risk: The Fund's larger position in individual issuers could produce more volatile performance relative to more diversified funds. The less diversified a fund's holdings are, the more likely it is that a specific security's poor performance will hurt the fund significantly.

Manager Risk: The managers and their respective strategies may fail to produce the intended results. The Fund could underperform its peers or lose money if the managers' investment strategies do not perform as expected.

Sector Fund Risk: The Fund's investments are concentrated in a single sector of the stock market and the Fund's performance could be significantly affected by developments in that particular sector. Because of this concentration, the Fund's performance could be worse than the overall market by a wide margin or for extended periods. Also, the Fund's performance could be more volatile relative to funds that invest broadly across different sectors of the stock market.

Health Sciences and Related Securities Risk: Health sciences and related equity securities may be affected by changes in the regulatory and competitive environment for health sciences industries and in state and federal government policies relating to the funding of health care services. Other risks include
(i) the possibility that regulatory approval may not be granted for new drugs or other products, (ii) lawsuits against health care companies related to product or service liability issues, and (iii) technological advances that make existing health care products and services obsolete.

Small/Mid Cap Stock Risk: The Fund's investment in smaller or mid-sized companies may be subject to more erratic price movements than investment in large established companies.

Concentration Risk: The Fund's investment in securities of a smaller number of issuers could produce more volatile performance relative to funds that invest in a larger number of issuers. The more concentrated a fund's holdings are, the more likely it is a specific security's poor performance will hurt the fund significantly.

Foreign Risk: The Fund's foreign securities will pose special risks, due to limited government regulation, lack of public information, and economic, political and social instability. Factors such as lack of liquidity, foreign ownership limits and restrictions on removing currency also pose special risks.

Turnover risk: In general, the greater the volume of buying and selling by a fund (i.e., the higher its "turnover rate"), the greater the impact that brokerage commissions and other transaction costs will have on the fund's performance. Any turnover rate in excess of 100% is considered relatively high. In the future, the Fund's turnover rate may be greater than 100%.

Secondary

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally considered more risky than direct investments. Also, in a down market, derivatives could become harder to value or sell at a fair price.

Initial Public Offering Risk: The Fund has the ability to invest in initial public offerings (IPOs) and a significant portion of the Fund's return may at times be attributable to its investment in IPOs. IPOs could have a substantial impact on performance, either positive or negative, particularly on a fund with a small asset base. Also, the Fund's investments in IPOs may be subject to more erratic price movements than the overall equity markets.
--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUND
These tables describe the fees and expenses you may pay if you buy and hold shares of the Fund and do not reflect the expenses and charges of the applicable separate accounts and variable contracts. Those expenses and charges vary considerably from contract to contract and are described in the variable contract prospectus to which this prospectus is attached.

Shareholder Fees (fees paid directly from your investment)                  None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

             Distribution          Total Annual
  Investment     and                   Fund                         Net Fund
  Management   Service     Other    Operating        Expense        Operating
     Fee     (12b-1) Fee  Expenses   Expenses   Reimbursements/(1)/ Expenses
     ---     -----------  --------   --------   ------------------- --------
    1.00%        N/A       0.35%      1.35%           0.25%           1.10%

(1) Under its current investment management agreement with the Trust, John Hancock reimburses the Fund when the Fund's "other fund expenses" exceed 0.10% of the Fund's average daily net assets. The agreement will remain in effect until May 1, 2004, and may be renewed each year thereafter by the Trust.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 directly in the shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund's operating expenses remain the same. Although actual Fund costs may be higher or lower, the Examples show what the Fund costs would be based on these assumptions.

                          Year 1 Year 3 Year 5 Year 10
                           $112   $403   $715  $1,602

Financial Industries Fund


GOAL AND STRATEGY

This is a non-diversified financial industries stock fund that seeks long-term capital appreciation.

The Fund normally invests at least 80% of its assets in equity securities of companies in the financial services industry including banks, thrifts, credit and finance companies, brokerage and advisory firms, asset management companies, insurance companies, leasing companies, real estate-related firms, financial holding companies and similar entities. The Fund invests mostly in stocks of U.S. companies but also invests, to a limited extent, in foreign stocks.

The manager selects financial industry stocks using proprietary fundamental equity research and quantitative screening. The manager uses fundamental equity research to identify companies that:
.. are positioned to benefit from industry-wide trends such as consolidation and regulatory changes; and

.. are comparatively undervalued relative to balance sheet and earnings.

The manager also uses quantitative tools focusing on valuation, earnings/momentum and fundamentals/capital use to evaluate stocks and to manage overall risk.

The Fund's industry weightings are primarily a result of stock selection and therefore may differ significantly from its benchmark. The manager normally invests in 40 to 100 stocks of companies of any size. The Fund normally has 10% or less (usually lower) of its assets in cash and cash equivalents. The Fund may invest in initial public offerings (IPOs).

The Fund may purchase other types of securities that are not primary investment vehicles, for example: foreign securities denominated in U.S dollars or any other currency, certain Exchange Traded Funds (ETFs) certain derivatives (investments whose value is based on indices or other securities), and securities of non-financial industry companies expected to benefit from products or other market advantages in the financial service industries.

In abnormal market conditions, the Fund may take temporary defensive measures--such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those measures, the Fund may not achieve its investment goal.

--------------------------------------------------------------------------------

SUBADVISER

John Hancock Advisors, LLC
101 Huntington Avenue
Boston, Massachusetts 02199

Owned by John Hancock
Managing since 1968
Managing Fund since May, 2003
Managed approximately $26 billion in
assets at the end of 2002

FUND MANAGERS
Management by investment team overseen by:

James K. Schmidt, CFA
---------------------
Executive Vice President of
Joined subadviser in 1985

Thomas C. Goggins
---------------------
Senior Vice President of subadviser
Joined subadviser in 1995

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad based market index for reference). This information may help provide an indication of the fund's risks and potential rewards. Year-by-year and average annual figures for the period prior to April 30, 2003 reflect the actual performance of the V.A. Financial Industries Fund, the fund's predecessor, which was a series of the John Hancock Declaration Trust. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

Year-by-Year Total Returns -- Calendar Year



                                    [CHART]

 1998       1999      2000       2001       2002
-------    -------   -------    -------    -------
 8.55%      1.23%    27.16%     -17.51%    -19.46%



Best quarter: up 19.95%, third quarter 2000   Worst quarter: down 16.75%, third
quarter 1998

Average annual total returns -- for periods ending 12/31/02*

              Fund   Index 1 Index 2
1 year       -19.46% -22.11% -14.64%
5 years        1.48%  -0.59%   2.53%
Life of Fund   4.07%   3.12%   7.38%

Index 1: S&P 500 Index
Index 2: Standard & Poor's Financial Index, an unmanaged index of financial sector stocks in the S&P's 500 Index

*Predecessor fund began operations on April 30, 1997

MAIN RISKS

Primary

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds.

Non-Diversified Fund Risk: The Fund's larger position in individual issuers could produce more volatile performance relative to more diversified funds. The less diversified a fund's holdings are, the more likely it is that a specific security's poor performance will hurt the fund significantly.

Manager Risk: The managers and their respective strategies may fail to produce the intended results. The Fund could underperform its peers or lose money if the managers' investment strategies do not perform as expected.

Sector Fund Risk: The Fund's investments are concentrated in a single sector of the stock market and the Fund's performance could be significantly affected by developments in that particular sector. Because of this concentration, the Fund's performance could be worse than the overall market by a wide margin or for extended periods. Also, the Fund's performance could be more volatile relative to funds that invest broadly across different sectors of the stock market.

Financial Industries and Related Securities Risk: Financial industries and related equity securities may be affected by changes in the regulatory and competitive environment, by inter-industry consolidation, and by changes in interest rates and economic conditions. Profitability can be largely dependent on the availability and cost of capital and can fluctuate significantly when interest rates change. For example, when interest rates fall or economic conditions deteriorate, the stocks of banks and financials industries companies could suffer losses. Rising interest rates can reduce profits by narrowing the difference between these companies' borrowing and lending rates. Losses resulting from financial difficulties of borrowers, and downgrades of their creditworthiness, can also negatively affect lending institutions.

Small/Mid Cap Stock Risk: The Fund's investment in smaller or mid-sized companies may be subject to more erratic price movements than investments in large established companies.

Concentration Risk: The Fund's investment in securities of a smaller number of issuers could produce more volatile performance relative to funds that invest in a larger number of issuers. The more concentrated a fund's holdings are, the more likely it is a specific security's poor performance will hurt the fund significantly.

Turnover Risk: In general, the greater the volume of buying and selling by a fund (i.e., the higher its "turnover rate"), the greater the impact that brokerage commissions and other transaction costs will have on the fund's performance. Any turnover rate in excess of 100% is considered relatively high. In future years, the Fund's turnover rate may be higher than 100%.

Secondary

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally considered more risky than direct investments. Also, in a down market, derivatives could become harder to value or sell at a fair price.

Foreign Risk: The Fund's foreign securities will pose special risks, due to limited government regulation, lack of public information, and economic, political and social instability. Factors such as lack of liquidity, foreign ownership limits and restrictions on removing currency also pose special risks. However, to the extent the Fund invests in emerging market countries, it will have a significantly higher degree of foreign risk than if it invested exclusively in developed or newly industrialized countries.

Initial Public Offering Risk: The Fund has the ability to invest in initial public offerings (IPOs) and a significant portion of the Fund's return may at times be attributable to its investment in IPOs. IPOs could have a substantial impact on performance, either positive or negative, particularly on a fund with a small asset base. Also, the Fund's investments in IPOs may be subject to more erratic price movements than the overall equity markets.
--------------------------------------------------------------------------------
FEES AND EXPENSES OF THE FUND

These tables describe the fees and expenses you may pay if you buy and hold shares of the Fund and do not reflect the expenses and charges of the applicable separate accounts and variable contracts. Those expenses and charges vary considerably from contract to contract and are described in the variable contract prospectus to which this prospectus is attached.

Shareholder Fees (fees paid directly from your investment)                  None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

              Distribution          Total Annual
   Investment     and                   Fund                       Net Fund
   Management   Service     Other    Operating        Expense      Operating
      Fee     (12b-1) Fee  Expenses   Expenses   Reimbursements(2) Expenses
      ---     -----------  --------   --------   ----------------- --------
     0.80%        N/A       0.10%      0.90%           0.0%          0.90%

(1) Percentages shown for the Fund are estimates because the Fund was not in operation in 2002.
(2) Under its current investment management agreement with the Trust, John Hancock reimburses the Fund when the Fund's "other fund expenses" exceed 0.10% of the Fund's average daily net assets. The agreement will remain in effect until May 1, 2004, and may be renewed each year thereafter by the Trust.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 directly in the shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund's operating expenses remain the same. Although actual Fund costs may be higher or lower, the Examples show what the Fund costs would be based on these assumptions.

                          Year 1 Year 3 Year 5 Year 10
                           $92    $287   $498  $1,108

Managed Fund


GOAL AND STRATEGY

This is a non-diversified balanced stock and bond fund that seeks income and long-term capital appreciation.

The Fund invests primarily in a diversified mix of:

.. common stocks of large and mid sized U.S. companies, and

.. bonds with an overall intermediate term average maturity.

The Fund employs a multi-manager approach with two subadvisers, each of which employs its own investment approach and independently manages its portion of the Fund. At year-end 2002, Independence managed approximately 82% of the assets of the Fund and Capital Guardian managed the remainder. All investments in the Fund will be allocated equally between the two subadvisers, while redemptions will be allocated on an asset-weighted basis. These allocation methodologies may change in the future.

Independence Investment LLC ("Independence") selects stocks and bonds using a combination of proprietary research and quantitative tools. Stocks are purchased that are undervalued relative to the stock's history and have improving earnings growth prospects. Independence seeks to maintain the equity risk and sector characteristics of its portion of the Fund similar to those of the overall equity market. Independence invests in bonds and bond sectors that are attractively priced based on market fundamentals and technical factors. The manager opportunistically emphasizes bonds with yields in excess of Treasury securities.

Independence's portion of the Fund has a target mix of 60% equities and 40% bonds, but Independence actively manages the mix within +/- 10 percentage points of the target mix. Independence normally invests its equity portion in 75 to 160 stocks, Independence normally invests its equity portion in 75 to 160 stocks with at least 80% (usually higher) in companies with market capitalizations that are within the range of capitalizations of companies in the S&P 500 Index or the Russell 1000(R) Index. Independence may invest up to 30% of its bond assets in high yield and foreign bonds (denominated in foreign currencies).

Capital Guardian Trust Company ("Capital Guardian") selects stocks and bonds using proprietary fundamental research that focuses on identifying securities that are believed to be undervalued (i.e., with current prices below long-term value).

Capital Guardian's portion of the Fund has a target mix of 70% equities and 30% bonds, but Capital Guardian actively manages the mix within +/- 15 percentage points of the target mix.

Capital Guardian uses a multiple portfolio manager system in which the stock and bond portions of the Fund are divided into segments that are each managed by individual portfolio managers and/or research analysts. Capital Guardian's strategy is normally broadly diversified since its exposures reflect the aggregate decisions of the multiple portfolio managers and research analysts. Capital Guardian's equity sector exposures are a result of stock selection as opposed to predetermined allocations. Capital Guardian normally invests its equity portion in 75 to 150 stocks. Capital Guardian normally invests its equity portion in 75 to 160 stocks with at least 80% (usually higher) in companies with market capitalizations that are within the range of capitalizations of companies in the S&P 500 Index or the Russell 1000(R) Index. Capital Guardian may invest up to 30% of its bond assets in high yield and foreign bonds (denominated in foreign currencies).

The Fund is "non-diversified," which means that it can take larger positions in individual issuers.

Each portion of the Fund normally has 10% or less (usually lower) of its assets in cash and cash equivalents. Each portion of the Fund may invest in initial public offerings (IPOs). Each portion of the Fund may purchase other types of securities that are not primary investment vehicles, for example: U.S. dollar denominated foreign securities, certain Exchange Traded Funds (ETFs), and certain derivatives (investments whose value is based on indices or other securities).

In abnormal market conditions, each portion of the Fund may take temporary defensive measures--such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those measures, the Fund may not achieve its investment goal.

--------------------------------------------------------------------------------

SUBADVISER

Independence Investment LLC
53 State Street
Boston, Massachusetts 02109

Owned by John Hancock
Managing since 1982
Managing Fund and its predecessor since March, 1986
Managed approximately $19 billion in assets at the end of 2002

FUND MANAGERS

Management by investment team overseen by:

John C. Forelli (equity)
---------------------
Senior Vice President of subadviser
Joined subadviser in 1990

James E. Shallcross (fixed income)
---------------------
Senior Vice President of subadviser
Joined subadvisor in 1991

SUBADVISER

Capital Guardian Trust Company
333 South Hope Street
Los Angeles, California 90071

Managing since 1968
Managing Fund since November, 2000
Managed approximately $105 billion in assets at the end of 2002

FUND MANAGERS

Equity
Managed by team of 25 research analysts
Average of 11 years with Capital Guardian
Average of 14 years industry experience

Fixed Income
Team managed by 3 portfolio managers
Average of 12 years with Capital Guardian
Average of 17 years industry experience

See Appendix A for more details

MAIN RISKS

Primary

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concentrated in certain sectors, the Fund's performance could be worse than the overall market.

Non-Diversified Fund Risk: The Fund's larger position in individual issuers could produce more volatile performance relative to more diversified funds. The less diversified a fund's holdings are, the more likely it is that a specific security's poor performance will hurt the fund significantly.

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Market Allocation Risk: The allocation of the Fund's assets among major asset classes (i.e., stocks, bonds, and short-term debt securities) may (1) reduce the Fund's holdings in a class whose value then increases unexpectedly, or (2) increase the Fund's holdings in a class just prior to its experiencing a loss of value.

Investment Category Risk: The returns of the Fund's specific equity investment category may lag the returns of the overall stock market. For example, the Fund's "large/mid cap" approach carries the risk that in certain markets large/mid cap stocks will underperform small cap stocks.

Interest Rate Risk: When interest rates rise, the Fund's bond yields will generally rise and the Fund's bond prices will generally fall. When interest rates fall, the reverse will generally occur. The longer the average remaining maturity of bonds held by the Fund, the more sensitive the Fund is to interest rate risk. This Fund has more interest rate risk than a short-term bond fund, but less interest rate risk than a long-term bond fund.

Credit Risk: An issuer of a bond held by the Fund may default on its obligation to pay interest and repay principal. Also, the credit rating of a bond held by the Fund may be downgraded. In either case, the value of the bond held by the Fund would fall. All bonds have some credit risk, but in general lower-rated bonds have higher credit risk.

Small/Mid Cap Stock Risk: The Fund's investment in smaller or mid-sized companies may be subject to more erratic price movements than investment in large established companies.

High Yield Bond Risk: Junk bonds, defined as bond securities rated below BBB-or below Baa3, may be subject to more volatile or erratic price movements due to investor sentiment. In a down market, these high yield securities become harder to value or to sell at a fair price.

Prepayment/Call Risk: The Fund's share price or yield could be hurt if interest rate movements cause the Fund's mortgage-related and callable securities to be paid off substantially earlier than expected.

Concentration Risk: The Fund's investment in securities of a smaller number of issuers could produce more volatile performance relative to funds that invest in a larger number of issuers. The more concentrated a fund's holdings are, the more likely it is a specific security's poor performance will hurt the fund significantly.

Turnover Risk: In general, the greater the volume of buying and selling by a fund (i.e., the higher its "turnover rate"), the greater the impact that brokerage commissions and other transaction costs will have on the fund's performance. Any turnover rate in excess of 100% is considered relatively high. Normally, the Fund's turnover rate will be greater than 100%.

Secondary

Foreign Risk: The Fund's foreign securities will pose special risks, due to limited government regulation, lack of public information, economic, political and social instability and foreign currency rate fluctuations. Factors such as lack of liquidity, foreign ownership limits and restrictions on removing currency also pose special risks. However, to the extent the Fund invests in emerging market countries, it will have a significantly higher degree of foreign risk than if it invested exclusively in developed or newly-industrialized countries.

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally considered more risky than direct investments. Also, in a down market, derivatives could become harder to value or sell at a fair price.

Initial Public Offering Risk: The Fund has the ability to invest in initial public offerings (IPOs) and a significant portion of the Fund's return may at times be attributable to its investment in IPOs. IPOs could have a substantial impact on performance, either positive or negative, particularly on a fund with a small asset base. Also, the Fund's investments in IPOs may be subject to more erratic price movements than the overall equity market.

--------------------------------------------------------------------------------

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may also help provide an indication of the fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

 Year-by-year total returns -- calendar years
                                    [CHART]

 1993   1994   1995   1996   1997   1998  1999   2000   2001    2002
------ ------ ------ ------ ------ ------ ----- -----  ------  -------
11.60% -2.23% 27.09% 10.72% 18.72% 20.42% 9.10% 0.03%  -2.84%  -13.23%

Best quarter: up 14.77%, fourth quarter 1998 Worst quarter: down 11.03%, third quarter 2002

                   Average annual total return -- for periods ending 12/31/2002
                                 Fund       Index 1     Index 2     Index 3*
                   1 year       -13.23%     -22.11%     10.27%       -9.81%
                   5 years        2.07%      -0.59%      7.54%        3.10%
                   10 years       7.28%       9.33%      7.51%        8.33%

Index 1: S&P 500 Index
Index 2: Lehman Brothers Aggregate Bond Index
Index 3: A composite index combining the performance of the following indices over the periods indicated: 50% S&P 500 Index/50% Lehman Brothers Aggregate Bond Index (from inception through December, 1997) and 60% S&P 500 Index/40% Lehman Brothers Aggregate Bond Index (after December, 1997)

* John Hancock believes Index 3 is a more suitable index against which to measure the fund's performance because it more closely matches the fund's changes in investment strategy since inception.

FEES AND EXPENSES OF THE FUND
These tables describe the fees and expenses you may pay if you buy and hold shares of the Fund and do not reflect the expenses and charges of the applicable separate accounts and variable contracts. Those expenses and charges vary considerably from contract to contract and are described in the variable contract prospectus to which this prospectus is attached.

Shareholder Fees (fees paid directly from your investment)                  None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                Distribution          Total Annual
     Investment     and                   Fund                    Net Fund
     Management   Service     Other    Operating      Expense     Operating
        Fee     (12b-1) Fee  Expenses   Expenses   Reimbursements Expenses
        ---     -----------  --------   --------   -------------- --------
       0.68%        N/A       0.08%      0.76%          0.0%        0.76%

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 directly in the shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund's operating expenses remain the same. Although actual Fund costs may be higher or lower, the Examples show what the Fund costs would be based on these assumptions.

                          Year 1 Year 3 Year 5 Year 10
                           $78    $243   $422   $942

Short-Term Bond Fund


GOAL AND STRATEGY

This is a short-term bond fund of medium credit quality that seeks income and capital appreciation.

The Fund normally invests at least 80% of its assets in a diversified mix of debt securities, including but not limited to:

.. U.S. Treasury and Agency securities;

.. asset-backed securities and mortgage-backed securities including mortgage pass-through securities, commercial mortgage backed securities ("CMBS") and collateralized mortgage offerings ("CMOs");

.. corporate bonds, both U.S. and foreign (if dollar-denominated); and

.. foreign government and agency securities (if dollar denominated).

The manager evaluates specific bonds and bond sectors using a combination of proprietary research and quantitative tools. The manager invests in bonds and bond sectors that are attractively priced based upon market fundamentals and technical factors. The manager opportunistically emphasizes bonds with yields in excess of U.S. Treasury securities.

The Fund normally has:

.. an average credit quality rating of "A" or higher; and

.. a weighted average effective maturity between one and three years;

.. no more than 15% of its assets in high yield bonds;

.. 10% or less of its assets in cash and cash equivalents.

The Fund may purchase other types of securities that are not primary investment vehicles, for example: certain derivatives (investments whose value is based on indexes or other securities).

In abnormal market conditions, the Fund may take temporary defensive measures--such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those measures, the Fund may not achieve its investment goal.

--------------------------------------------------------------------------------

SUBADVISER

Independence Investment LLC
53 State Street
Boston, Massachusetts 02109

Owned by John Hancock
Managing since 1982
Managing Fund since May, 1994
Managed approximately $19 billion in assets at the end of 2002

FUND MANAGER

James E. Shallcross
---------------------
Senior Vice President of subadviser
Joined subadviser in 1991

Peter Farley, CFA
---------------------
Vice president of subadviser
Joined subadviser in 1996


PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

 Year-by-year total returns -- calendar years

                     [CHART]

 1995   1996   1997   1998   1999   2000   2001    2002
------  -----  -----  -----  -----  -----  -----  -----
11.49%  3.61%  6.41%  5.82%  2.96%  7.98%  8.09%  5.67%

Best quarter: up 3.87%, second quarter 1995 Worst quarter: down 0.39%, first quarter 1996

Average annual total returns -- for periods ending 12/31/2002*
                 Fund      Index 1     Index 2    Index 3**
1 year           5.67%      6.28%       6.24%       6.08%
5 years          6.09%      6.64%       6.63%       6.71%
Life of fund     6.00%      6.60%          --       6.78%

Index 1: Lehman Brothers 1-3 Year Government/Credit Bond Index
Index 2: Lehman Brothers 1-3 Year Aggregate Bond Index (effective May, 2002) Index 3: A composite index combining the performance of the following indices over the periods indicated: Merrill Lynch 1-5 Year U.S. Government Bond Index (from inception through April, 1998) and 65% Lehman Brothers 1-3 Year Credit Bond Index/35% Lehman Brothers 1-3 Year Government Bond Index (May, 1998 through April, 2002); Lehman Brothers 1-3 Year Aggregate Bond Index (after April, 2002)
*  Began operations on May 1, 1994.
** John Hancock believes Index 3 is a more suitable index against which to measure the fund's performance because it more closely matches the fund's changes in investment strategy since inception.

MAIN RISKS

Primary

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concentrated in certain sectors, the Fund's performance could be worse than the overall market.

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Interest Rate Risk: When interest rates rise, the Fund's bond yields will generally rise and the Fund's bond prices will generally fall. When interest rates fall, the reverse will generally occur. The longer the average remaining maturity of bonds held by the Fund, the more sensitive the Fund is to interest rate risk. This Fund has less interest rate risk than an intermediate-term or long-term bond fund.

Credit Risk: An issuer of a bond held by the Fund may default on its obligation to pay interest and repay principal. Also, the credit rating of a bond held by the fund may be downgraded. In either case, the value of the bond held by the Trust would fall. All bonds have some credit risk, but in general lower-rated bonds have higher credit risk.

Concentration Risk: The Fund's investment in securities of a smaller number of issuers could produce more volatile performance relative to funds that invest in a larger number of issuers. The more concentrated a fund's holdings are, the more likely it is a specific security's poor performance will hurt the fund significantly.

High Yield Bond Risk: Junk bonds, defined as bond securities rated below BBB-/or below Baa3, may be subject to more volatile or erratic price movements due to investor sentiment. In a down market, these high yield securities become harder to value or to sell at a fair price.

Prepayment/Call Risk: The Fund's share price or yield could be hurt if interest rate movements cause the Fund's mortgage-related and callable securities to be paid off substantially earlier than expected.

Turnover Risk: In general, the greater the volume of buying and selling by a fund (i.e., the higher its "turnover rate"), the greater the impact that brokerage commissions and other transaction costs will have on the fund's performance. Any turnover rate in excess of 100% is considered relatively high. In future years, the Fund's turnover rate may be greater than 100%.

Secondary

Foreign Risk: The Fund's foreign securities will pose special risks, due to limited government regulation, lack of public information, and economic, political and social instability. Factors such as lack of liquidity, foreign ownership limits and restrictions on removing currency also pose special risks.

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally considered more risky than direct investments. Also, in a down market, derivatives could become harder to value or sell at a fair price.

--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUND
These tables describe the fees and expenses you may pay if you buy and hold shares of the Fund and do not reflect the expenses and charges of the applicable separate accounts and variable contracts. Those expenses and charges vary considerably from contract to contract and are described in the variable contract prospectus to which this prospectus is attached.

Shareholder Fees (fees paid directly from your investment)                  None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                Distribution          Total Annual
     Investment     and                   Fund                    Net Fund
     Management   Service     Other    Operating      Expense     Operating
        Fee     (12b-1) Fee  Expenses   Expenses   Reimbursements Expenses
        ---     ------------ --------   --------   -------------- --------
       0.60%        N/A       0.08%      0.68%          0.0%        0.68%

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 directly in the shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund's operating expenses remain the same. Although actual Fund costs may be higher or lower, the Examples show what the Fund costs would be based on these assumptions.

                          Year 1 Year 3 Year 5 Year 10
                           $69    $218   $379   $847

Bond Index Fund


GOAL AND STRATEGY

This is an intermediate term bond fund of high and medium credit quality that seeks to track the performance of the Lehman Brothers Aggregate Bond Index, which broadly represents the U.S. investment grade bond market.

The manager employs a passive management strategy using quantitative techniques to select individual securities that provide a representative sample of the securities in the Index.

The Index consists of dollar denominated, fixed rate, investment grade debt securities with maturities generally greater than one year and outstanding par values of at least $150 million including:

.. U.S. Treasury and agency securities;

.. asset-backed and mortgage-backed securities, including mortgage pass-through securities and commercial mortgage-backed securities ("CMBS");

.. corporate bonds, both U.S. and foreign (if dollar denominated); and

..foreign government and agency securities (if dollar denominated).

The Fund normally invests more than 80% of its assets in securities listed in the Lehman Brothers Aggregate Bond Index.

The manager selects securities to match, as closely as practicable, the Index's duration, cash flow, sector, credit quality, callability, and other key performance characteristics.

The Index composition may change from time to time. The manager will reflect those changes as soon as practicable. The Fund may hold some cash and cash equivalents, but is normally fully invested.

The Fund may purchase other types of securities that are not primary investment vehicles, for example: certain derivatives (investments whose value is based on indexes or other securities).

In abnormal market conditions, the Fund may take temporary defensive measures--such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those measures, the Fund may not achieve its investment goal.
--------------------------------------------------------------------------------
SUBADVISER

Standish Mellon Asset Management Company LLC
One Mellon Center
Pittsburgh, Pennsylvania 15258

Managing since 1986
Managing Fund since May, 1998
Managed approximately $39.6 billion in assets at the end of 2002

FUND MANAGERS

Management by investment team overseen by:

Gregory D. Curran, CFA
---------------------
Senior Vice President of subadviser
Joined subadviser in 1995

PAST PERFORMANCE

The graph shows how the fund's total return varies from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

 Year-by-year total returns -- calendar years

           [CHART]

 1999    2000   2001    2002
------  ------  -----  -----
-2.57%  11.81%  7.76%  9.95%

Best quarter: up 4.81%, third quarter 2002 Worst quarter: down 1.27%, second quarter 1999

                      Average annual total returns -- for periods ending 12/31/2002*
                                          Fund         Index 1       Index 2**
                      1 year              9.95%         10.27%         10.27%
                      Life of fund        7.20%          7.63%          7.55%

Index 1: Lehman Brothers Aggregate Bond Index
Index 2: A composite index combining the performance of the following indices over the periods indicated: Lehman Brothers Government/Credit Bond Index (from inception through January, 2001); and Lehman Brothers Aggregate Bond Index (after January, 2001).

*  Began operations on May 1, 1998.
** John Hancock believes Index 2 is a more suitable index against which to measure the fund's performance because it more closely matches the fund's changes in investment strategy since inception.

MAIN RISKS

Primary

Index Management Risk:   Certain factors such as the following may cause the
Fund to track the Index less closely:

.. The securities selected by the manager may not be fully representative of the Index.

.. Transaction expenses of the Fund may result in the Fund's performance being different than that of the Index.

.. The size and timing of the Fund's cash flows may result in the Fund's performance being different than that of the Index.

Also, index funds like this one will have more difficulty in taking defensive positions in abnormal market conditions.

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concentrated in certain sectors, the Fund's performance could be worse than the overall market.

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Interest Rate Risk: When interest rates rise, the Fund's bond yields will generally rise and the Fund's bond prices will generally fall. When interest rates fall, the reverse will generally occur. The longer the average remaining maturity of bonds held by the Fund, the more sensitive the Fund is to interest rate risk. This Fund has more interest rate risk than a short-term bond fund, but less interest rate risk than a long-term bond fund.

Credit Risk: An issuer of a bond held by the Fund may default on its obligation to pay interest and repay principal. Also, the credit rating of a bond held by the fund may be downgraded. In either case, the value of the bond held by the Trust would fall. All bonds have some credit risk, but in general lower-rated bonds have higher credit risk.

Prepayment/Call Risk: The Fund's share price or yield could be hurt if interest rate movements cause the Fund's mortgage-related and callable securities to be paid off substantially earlier than expected.

Secondary

Foreign Risk: The Fund's foreign securities will pose special risks, due to limited government regulation, lack of public information, and economic, political and social instability. Factors such as lack of liquidity, foreign ownership limits and restrictions on removing currency also pose special risks. All foreign securities have some degree of foreign risk. However, to the extent the Fund invests in emerging market countries, it will have a significantly higher degree of foreign risk than if it invested exclusively in developed or newly-industrialized countries.

--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUND
These tables describe the fees and expenses you may pay if you buy and hold shares of the Fund and do not reflect the expenses and charges of the applicable separate accounts and variable contracts. Those expenses and charges vary considerably from contract to contract and are described in the variable contract prospectus to which this prospectus is attached.

Shareholder Fees (fees paid directly from your investment)                  None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                Distribution          Total Annual
     Investment     and                   Fund                    Net Fund
     Management   Service     Other    Operating      Expense     Operating
        Fee     (12b-1) Fee  Expenses   Expenses   Reimbursements Expenses
        ---     -----------  --------   --------   -------------- --------
       0.14%        N/A        0.11%      0.25%         0.01%       0.24%

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 directly in the shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund's operating expenses remain the same. Although actual Fund costs may be higher or lower, the Examples show what the Fund costs would be based on these assumptions.

                          Year 1 Year 3 Year 5 Year 10
                           $25    $79    $140   $317

Active Bond Fund


GOAL AND STRATEGY

This is an intermediate term bond fund of medium credit quality that seeks income and capital appreciation.

The Fund normally invests at least 80% of its assets in a diversified mix of debt securities including but not limited to:

.. U.S. Treasury and agency securities;

.. asset-backed securities and mortgage-backed securities including mortgage pass-through securities, commercial mortgage backed securities ("CMBS") and collateralized mortgage offerings ("CMOs");

.. corporate bonds, both U.S. and foreign (if dollar-denominated); and

.. foreign government and agency securities (if dollar-denominated).

The manager seeks to identify specific bond sectors, industries and specific bonds that are attractively priced. The manager tries to anticipate shifts in the business cycle, using economic and industry analysis to determine which sectors and industries might benefit over the next 12 months. The manager uses proprietary research to identify securities that are undervalued.

The manager evaluates bonds of all quality levels and maturities from many different issuers. The Fund normally has:

.. an average credit rating of "A" or higher;

.. no more than 25% of its assets in high yield bonds; and

.. 10% or less of its asset in cash and cash equivalents.


The Fund may purchase other types of securities that are not primary investment vehicles, for example: emerging market debt securities, and certain derivatives (investments whose value is based on indices or other securities). The manager actively uses derivatives, such as futures, to adjust the Fund's average maturity and seeks to keep the Fund's interest rate sensitivity in line with the overall market.

In abnormal market conditions, the Fund may take temporary defensive measures--such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those measures, the Fund may not achieve its investment goal.

--------------------------------------------------------------------------------

SUBADVISER

John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199

Owned by John Hancock
Managing since 1968
Managing Fund since May, 1995
Managed approximately $24 billion in assets at the end of 2002

FUND MANAGERS

Howard C. Greene, CFA
---------------------
Senior Vice President of subadviser
Joined subadviser in 2002
Vice President of Sun Life Financial Services Company of Canada (1987-2002)

Benjamin A. Matthews, CFA
---------------------
Vice President of subadviser
Joined subadviser in 1995

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

 Year-by-year total returns -- calendar years

                                    [CHART]

 1993    1994    1995   1996    1997   1998    1999    2000   2001    2002
------  ------  ------  -----  ------  -----  ------  ------  -----  ------
10.80%  -2.57%  19.55%  4.10%  10.11%  8.23%  -0.94%  10.45%  7.48%   7.25%

Best quarter: up 4.48%, first quarter 1993 Worst quarter: down 2.51%, first quarter 1994

                             Average annual total returns -- for periods ending 12/31/2002*
                                                    Fund                Index
                             1 year                 7.25%               10.27%
                             5 years                6.42%                7.54%
                             10 years               7.28%                7.51%

Index:  Lehman Brothers Aggregate Bond Index

MAIN RISKS

Primary

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concentrated in certain sectors, the Fund's performance could be worse than the overall market.

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Interest Rate Risk: When interest rates rise, the Fund's bond yields will generally rise and the Fund's bond prices will generally fall. When interest rates fall, the reverse will generally occur. The longer the average remaining maturity of bonds held by the Fund, the more sensitive the Fund is to interest rate risk. This Fund has more interest rate risk than a short-term bond fund, but less interest rate risk than a long-term bond fund.

Credit Risk: An issuer of a bond held by the Fund may default on its obligation to pay interest and repay principal. Also, the credit rating of a bond held by the fund may be downgraded. In either case, the value of the bond held by the Fund would fall. All bonds have some credit risk, but in general lower-rated bonds have higher credit risk.

High Yield Bond Risk: Junk bonds, defined as bond securities rated below BBB-/or below Baa3, may be subject to more volatile or erratic price movements due to investor sentiment. In a down market, these high yield securities become harder to value or to sell at a fair price.

Prepayment/Call Risk: The Fund's share price or yield could be hurt if interest rate movements cause the Fund's mortgage-related and callable securities to be paid off substantially earlier than expected.

Turnover Risk: In general, the greater the volume of buying and selling by a fund (i.e., the higher its "turnover rate"), the greater the impact that brokerage commissions and other transaction costs will have on the fund's performance. Any turnover rate in excess of 100% is considered relatively high. Normally, the Fund's turnover rate will be greater than 100%.

Secondary

Foreign Risk: The Fund's foreign securities will pose special risks, due to limited government regulation, lack of public information, and economic, political and social instability. Factors such as lack of liquidity, foreign ownership limits and restrictions on removing currency also pose special risks. All foreign securities have some degree of foreign risk. However, to the extent the Fund invests in emerging market countries, it will have a significantly higher degree of foreign risk than if it invested exclusively in developed or newly-industrialized countries.

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally considered more risky than direct investments. Also, in a down market, derivatives could become harder to value or sell at a fair price.



--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUND
These tables describe the fees and expenses you may pay if you buy and hold shares of the Fund and do not reflect the expenses and charges of the applicable separate accounts and variable contracts. Those expenses and charges vary considerably from contract to contract and are described in the variable contract prospectus to which this prospectus is attached.

Shareholder Fees (fees paid directly from your investment)                  None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                Distribution          Total Annual
     Investment     and                   Fund                    Net Fund
     Management   Service     Other    Operating      Expense     Operating
        Fee     (12b-1) Fee  Expenses   Expenses   Reimbursements Expenses
        ---     -----------  --------   --------   -------------- --------
       0.61%        N/A       0.08%      0.69%          0.0%        0.69%

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 directly in the shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund's operating expenses remain the same. Although actual Fund costs may be higher or lower, the Examples show what the Fund costs would be based on these assumptions.

                          Year 1 Year 3 Year 5 Year 10
                           $70    $221   $384   $859

Total Return Bond Fund


GOAL AND STRATEGY

This is an intermediate term bond fund of medium credit quality that seeks income and capital appreciation.

The Fund normally invests at least 80% of its assets in a diversified mix of debt securities and instruments including but not limited to:

.. U.S. Treasury and agency securities;

.. Asset-backed and mortgage-backed securities including mortgage pass-through securities, commercial mortgage backed securities ("CMBS") and collateralized mortgage offerings ("CMOs");

.. Corporate bonds, both U.S. and foreign; and

.. Foreign government and agency securities.

The manager makes ongoing decisions regarding the Fund's maturity, sector and security exposures. The manager uses proprietary fundamental research, economic analysis and quantitative tools to:

.. Determine the appropriate interest rate sensitivity and maturity exposures of the Fund based on secular and cyclical trends in the economy and financial markets; and

.. Identify attractively priced bond markets, sectors and securities that will benefit from these trends.

The manager evaluates bonds of all quality and maturity levels and the Fund normally has:

.. an average credit rating of "A" or higher;

.. no more than 20% of its assets in high yield bonds

.. no more than 30% of it's assets in foreign developed and emerging markets bonds (denominated in foreign currencies); and

.. 10% or less of it's assets in cash and cash equivalents.

The manager actively uses derivatives (investments whose value is based on indices or other securities), such as forwards, futures, options and swaps, to manage the Fund's average maturity and interest rate sensitivity, to achieve exposure to a specific market sector and/or to implement foreign currency strategies. Currency management strategies are primarily used for hedging purposes and to protect against changes in foreign currency exchange rates.

In abnormal market conditions, the Fund may take temporary defensive measures--such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those measures, the Fund may not achieve its investment goal.

--------------------------------------------------------------------------------

SUBADVISER

Pacific Investment Management Company LLC
840 Newport Center Drive,
Newport Beach, California 92660

Managing since 1971
Managing Fund since May, 2003
Managed approximately $305 billion in
assets at the end of 2002

FUND MANAGERS

Management by investment team overseen by:

William H. Gross, CFA
---------------------
Managing Director and Chief Investment Officer of subadviser
Joined subadviser in 1971

PAST PERFORMANCE

This is a new Fund. It was not in operation as of December 31, 2002. The Fund intends to compare its performance with the Lehman Brothers Aggregate
Bond Index.

MAIN RISKS

Primary

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concentrated in certain sectors, the Fund's performance could be worse than the overall market.

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Interest Rate Risk: When interest rates rise, the Fund's bond yields will generally rise and the Fund's bond prices will generally fall. When interest rates fall, the reverse will generally occur. The longer the average remaining maturity of bonds held by the Fund, the more sensitive the Fund is to interest rate risk. This Fund has more interest rate risk than a short-term bond fund, but less interest rate risk than a long-term bond fund.

Credit Risk: An issuer of a bond held by the Fund may default on its obligation to pay interest and repay principal. Also, the credit rating of a bond held by the fund may be downgraded. In either case, the value of the bond held by the Fund would fall. All bonds have some credit risk, but in general lower-rated bonds have higher credit risk.

High Yield Bond Risk: Junk bonds, defined as bond securities rated below BBB-/or below Baa3, may be subject to more volatile or erratic price movements due to investor sentiment. In a down market, these high yield securities become harder to value or to sell at a fair price.

Foreign Risk: The Fund's foreign securities will pose special risks, due to limited government regulation, lack of public information, and economic, political and social instability. Factors such as lack of liquidity, foreign ownership limits and restrictions on removing currency also pose special risks. All foreign securities have some degree of foreign risk. However, to the extent the Fund invests in emerging market countries, it will have a significantly higher degree of foreign risk than if it invested exclusively in developed or newly-industrialized countries.

Prepayment/Call Risk: The Fund's share price or yield could be hurt if interest rate movements cause the Fund's mortgage-related and callable securities to be paid off substantially earlier than expected.

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally considered more risky than direct investments. Also, in a down market, derivatives could become harder to value or sell at a fair price.

Turnover Risk: In general, the greater the volume of buying and selling by a fund (i.e., the higher its "turnover rate"), the greater the impact that brokerage commissions and other transaction costs will have on the fund's performance. Any turnover rate in excess of 100% is considered relatively high. Normally, the Fund's turnover rate will be greater than 100%.

--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUND
These tables describe the fees and expenses you may pay if you buy and hold shares of the Fund and do not reflect the expenses and charges of the applicable separate accounts and variable contracts. Those expenses and charges vary considerably from contract to contract and are described in the variable contract prospectus to which this prospectus is attached.

Shareholder Fees (fees paid directly from your investment)                  None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)/(1)/

             Distribution          Total Annual
  Investment     and                   Fund                         Net Fund
  Management   Service     Other    Operating        Expense        Operating
     Fee     (12b-1) Fee  Expenses   Expenses   Reimbursements/(2)/ Expenses
     ---     -----------  --------   --------   ------------------- --------
    1.10%        N/A       0.10%      1.20%            0.0%           1.20%

(1) Percentages shown for the Fund are estimates because the Fund was not in operation in 2002.
(2) Under its current investment management agreement with the Trust, John Hancock reimburses the Fund when the Fund's "other fund expenses" exceed 0.10% of the Fund's average daily net assets. The agreement will remain in effect until May 1, 2005, and may be renewed each year thereafter by the Trust.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 directly in the shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund's operating expenses remain the same. Although actual Fund costs may be higher or lower, the Examples show what the Fund costs would be based on these assumptions.

                          Year 1 Year 3 Year 5 Year 10
                           $122   $381   $660  $1,455

High Yield Bond Fund


GOAL AND STRATEGY

This is a high yield bond fund that seeks high income and capital appreciation.

The Fund normally invests at least 80% of its assets in a diversified mix of high yield debt securities commonly referred to as "junk bonds" (securities rated below BBB or Baa and unrated equivalents), including but not limited to:

.. corporate bonds, both U.S. and foreign;

.. foreign government and agency securities;

.. preferred stocks; and

.. convertible securities (convertible into common stocks or other equity interests).

The manager normally invests no more than 20% of the Fund's assets in emerging market countries. The Fund normally has 10% or less of its assets in cash and cash equivalents.

The manager seeks to purchase bonds with stable or improving credit quality before the market widely perceives the improvement. Purchase and sale decisions are primarily based upon the investment merits of the particular security.

The manager selects bonds using proprietary research, including:

.. quantitative analysis of historical financial data;

.. qualitative analysis of a company's future prospects; and

.. economic and industry analysis.

The Fund's average maturity generally depends on security selection decisions rather than interest rate decisions.

The Fund may purchase other types of securities that are not primary investment vehicles, for example: equity securities, high quality debt securities (short-term and otherwise), foreign debt securities denominated in U.S. dollars or any other currency, and certain derivatives (investments whose value is based on indices or other securities).

In abnormal market conditions, the Fund may take temporary defensive measures--such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those measures, the Fund may not achieve its investment goal.
--------------------------------------------------------------------------------

SUBADVISER

Wellington Management Company, LLP
75 State Street
Boston, Massachusetts 02109

Managing, with predecessors, since 1928
Managing Fund since May, 1998
Managed approximately $302 billion in assets at the end of 2002

FUND MANAGER

Earl E. McEvoy
---------------------
Senior Vice President and partner of subadviser
Joined subadviser in 1978

PAST PERFORMANCE

The graph shows how the fund's total return varies from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

 Year-by-year total returns -- calendar year

           [CHART]

1999    2000    2001    2002
-----  -------  -----  ------
5.13%  -10.81%  2.13%  -4.51%

Best quarter: up 8.46%, first quarter 2001 Worst quarter: down 8.80%, fourth quarter 2000

                           Average annual total returns -- for periods ending 12/31/2002*
                                                     Fund              Index
                           1 year                   -4.51%             -1.37%
                           Life of fund             -2.53%             -0.38%

Index: Lehman Brothers High-yield Bond Index

*  Began operations on May 1, 1998.

MAIN RISKS

Primary

High Yield Bond Risk: High yield or junk bonds, defined as bond securities rated below BBB-/or below Baa3, may be subject to more volatile or erratic price movements due to investor sentiment. In a down market, these high yield securities may become harder to value or to sell at a fair price.

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concentrated in certain sectors, the Fund's performance could be worse than the overall market.

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Interest Rate Risk: When interest rates rise, the Fund's bond yields will generally rise and the Fund's bond prices will generally fall. When interest rates fall, the reverse will generally occur. The longer the average remaining maturity of bonds held by the Fund, the more sensitive the Fund is to interest rate risk. This Fund has more interest rate risk than a short-term bond fund, but less interest rate risk than a long-term bond fund.

Credit Risk: An issuer of a bond held by the Fund may default on its obligation to pay interest and repay principal. Also, the credit rating of a bond held by the fund may be downgraded. In either case, the value of the bond held by the Fund would fall. All bonds have some credit risk, but in general lower-rated bonds have higher credit risk.

Secondary

Foreign Risk: The Fund's foreign securities will pose special risks, due to limited government regulation, lack of public information, and economic, political and social instability. Factors such as lack of liquidity, foreign ownership limits and restrictions on removing currency also pose special risks. All foreign securities have some degree of foreign risk. However, to the extent the Fund invests in emerging market countries, it will have a significantly higher degree of foreign risk than if it invested exclusively in developed or newly industrialized countries.

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally considered more risky than direct investments. Also, in a down market, derivatives could become harder to value or sell at a fair price.

Prepayment/Call Risk: The Fund's share price or yield could be hurt if interest rate movements cause the Fund's mortgage-related and callable securities to be paid off substantially earlier than expected.

--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUND
These tables describe the fees and expenses you may pay if you buy and hold shares of the Fund and do not reflect the expenses and charges of the applicable separate accounts and variable contracts. Those expenses and charges vary considerably from contract to contract and are described in the variable contract prospectus to which this prospectus is attached.

Shareholder Fees (fees paid directly from your investment)                  None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

             Distribution          Total Annual
  Investment     and                   Fund                         Net Fund
  Management   Service     Other    Operating        Expense        Operating
     Fee     (12b-1) Fee  Expenses   Expenses   Reimbursements/(1)/ Expenses
     ---     -----------  --------   --------   ------------------- --------
    0.80%        N/A       0.16%      0.96%           0.06%           0.90%

(1) Under its current investment management agreement with the Trust, John Hancock reimburses the Fund when the Fund's "other fund expenses" exceed 0.10% of the Fund's average daily net assets. The agreement will remain in effect until May 1, 2004, and may be renewed each year thereafter by the Trust.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 directly in the shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund's operating expenses remain the same. Although actual Fund costs may be higher or lower, the Examples show what the Fund costs would be based on these assumptions.

                          Year 1 Year 3 Year 5 Year 10
                           $92    $304   $537  $1,231

Global Bond Fund


GOAL AND STRATEGY

This is an intermediate term, non-diversified global bond fund of medium credit quality that seeks income and capital appreciation.

The Fund normally invests at least 80% of its assets in a diversified mix of debt securities of issuers throughout the world, including but not limited to:

.. U.S. Treasury and agency securities;

.. asset-backed and mortgage-backed securities, including commercial mortgage-backed securities;

.. corporate bonds, both U.S. and foreign;

.. foreign government and agency securities; and

.. supranational securities (such as the World Bank).

The Fund has a target mix of 25% U.S. bonds and 75% non-U.S. bonds (denominated in foreign currencies), but the manager actively manages the mix within (+/-) 15 percentage points of the target mix.

The Fund is managed using a multiple portfolio manager system in which the Fund is divided into segments that are managed by individual portfolio managers and/or research analysts. Therefore, the Fund normally has broad country, currency, sector and individual security exposures, reflecting the aggregate decisions of the multiple portfolio managers and research analysts managing the Fund.

The managers make ongoing decisions regarding the Fund's average maturity and the Fund's country, sector and foreign currency exposures. The manager uses proprietary research and economic analysis to identify attractive markets and currencies and undervalued sectors and securities.

The Fund normally:

.. invests in at least 3 countries, but normally in 10 to 35 countries;

.. has an average credit quality rating of "A" or higher;

.. invests up to 15% in emerging market and high yield debt securities; and


.. has 10% or less of its assets in cash and cash equivalents.

The Fund is "non-diversified", which means that it can take larger positions in individual issuers.

The Fund may purchase other types of securities that are not primary investment vehicles, for example: certain derivatives (investments whose value is based on indices or other securities). The Fund may use derivatives, such as futures and forwards, to manage the Fund's average maturity relative to the benchmark and to implement foreign currency strategies. Currency management strategies are primarily used for hedging purposes and to protect against anticipated changes in foreign currency exchange rates.

In abnormal market conditions, the Fund may take temporary defensive measures--such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those measures, the Fund may not achieve its investment goal.

--------------------------------------------------------------------------------

SUBADVISER

Capital Guardian Trust Company
333 South Hope Street
Los Angeles, California 90071

Managing since 1968
Managing Fund since November, 2000
Managed approximately $105 billion in assets at the end of 2002

FUND MANAGERS

Team managed by 4 Portfolio Managers
Average 14 years with Capital Guardian
Average 22 years industry experience
See Appendix A for more details

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

 Year-by-year total returns -- calendar years

                   [CHART]

1997   1998    1999    2000    2001    2002
-----  -----  ------  ------  ------  ------
9.05%  9.15%  -2.16%  12.00%  -1.45%  18.85%

Best quarter: up 10.75%, second quarter 2002 Worst quarter: down 3.18%, fourth quarter 2001

                     Average annual total returns -- for periods ending 12/31/2002*
                                          Fund        Index 1       Index 2**
                     1 year              18.85%        19.49%         19.49%
                     5 Years              6.98%         5.82%          7.96%
                     Life of fund         7.60%         5.29%          8.56%

Index 1:  Salomon Brothers World Government Bond Index, Unhedged
Index 2: A composite index combining the performance of the following indices over the periods indicated: 75% Lehman Brothers Aggregate Bond Index / 25% JP Morgan Non-US Government Bond Index, US Dollar Hedged (from inception through April, 1999); JP Morgan Global Government Bond Index, US Dollar Hedged (from May, 1999 through October, 2000); and Salomon Brothers World Government Bond Index, Unhedged (after October, 2000)

*  Began operations on May 1, 1996.
** John Hancock believes Index 2 is a more suitable index against which to measure the fund's performance because it more closely matches the fund's changes in investment strategy since inception.

MAIN RISKS

Primary

Foreign Risk: The Fund's foreign securities will pose special risks, due to limited government regulation, lack of public information, economic, political and social instability and foreign currency rate fluctuations. Factors such as lack of liquidity, foreign ownership limits and restrictions on removing currency also pose special risks. All foreign securities have some degree of foreign risk. However, the Fund's investments in emerging market countries have a significantly higher degree of foreign risk than investments in developed or newly-industrialized countries.

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concentrated in certain sectors, the Fund's performance could be worse than the overall market.

Non-Diversified Fund Risk: The Fund's larger position in foreign government securities could produce more volatile performance relative to funds with smaller positions. The less diversified a fund's holdings are, the more likely it is that a specific security's poor performance will hurt the fund significantly.

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Interest Rate Risk: When interest rates rise, the Fund's bond yields will generally rise and the Fund's bond prices will generally fall. When interest rates fall, the reverse will generally occur. The longer the average remaining maturity of bonds held by the Fund, the more sensitive the Fund is to interest rate risk. This Fund has more interest rate risk than a short-term bond fund, but less interest rate risk than a long-term bond fund.

Credit Risk: An issuer of a bond held by the Fund may default on its obligation to pay interest and repay principal. Also, the credit rating of a bond held by the fund may be downgraded. In either case, the value of the bond held by the Trust would fall. All bonds have some credit risk, but in general lower-rated bonds have higher credit risk.

Concentration Risk. The Fund's investment in securities of a smaller number of issuers could produce more volatile performance relative to funds that invest in a larger number of issuers. The more concentrated a fund's holdings are, the more likely it is a specific security's poor performance will hurt the fund significantly.

Secondary

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally considered more risky than direct investments. Also, in a down market, derivatives could become harder to value or sell at a fair price.

Prepayment/Call Risk: The Fund's share price or yield could be hurt if interest rate movements cause the Fund's mortgage-related and callable securities to be paid off substantially earlier than expected.

--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUND
These tables describe the fees and expenses you may pay if you buy and hold shares of the Fund and do not reflect the expenses and charges of the applicable separate accounts and variable contracts. Those expenses and charges vary considerably from contract to contract and are described in the variable contract prospectus to which this prospectus is attached.

Shareholder Fees (fees paid directly from your investment)                  None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                Distribution          Total Annual
     Investment     and                   Fund                    Net Fund
     Management   Service     Other    Operating      Expense     Operating
        Fee     (12b-1) Fee  Expenses   Expenses   Reimbursements Expenses
        ---     -----------  --------   --------   -------------- --------
       0.85%        N/A        0.16%      1.01%         0.06%       0.95%

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 directly in the shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund's operating expenses remain the same. Although actual Fund costs may be higher or lower, the Examples show what the Fund costs would be based on these assumptions.

                          Year 1 Year 3 Year 5 Year 10
                           $97    $316   $552  $1,231

Money Market Fund


GOAL AND STRATEGY

This is a money market fund that seeks to preserve capital and liquidity while also seeking to achieve a competitive yield. The Fund intends to maintain a stable net asset value of $1.00 per share.

The Fund invests in U.S. dollar denominated money market instruments rated in one of the two highest short-term credit rating categories, primarily including:

.. commercial paper and other short-term obligations of U.S. and foreign issuers
  (including asset-backed securities);

.. certificates of deposit, bank notes and other obligations of U.S. and foreign banks and other lending institutions;

.. debt securities issued by foreign governments and agencies;

.. U.S. Treasury, agency and state and local government obligations; and,

.. repurchase agreements.

The manager's investment approach combines top-down analysis with fundamental bottom-up security selection. The manager considers factors such as the anticipated level of interest rates and the maturity of individual securities to determine the Fund's overall weighted average maturity. The manager seeks securities;

.. with an acceptable maturity;

.. issued by issuers on a sound financial footing;

.. that are marketable and liquid; and

.. that offer competitive yields.

The Fund only invests in individual securities with a maximum remaining maturity of 397 days (13 months). The overall weighted average maturity of the Fund's investments is 90 days or less. The Fund may invest:

.. up to 5% of assets in securities rated in the second-highest short-term category (or unrated equivalents); and

.. up to 1% of assets or $1 million (whichever is greater) in securities of a single issuer rated in the second-highest short-term category (or unrated equivalents).

--------------------------------------------------------------------------------

SUBADVISER

Wellington Management Company, LLP
75 State Street
Boston, Massachusetts 02109

Managing, with predecessors, since 1928
Managing Fund since May, 2001
Managed approximately $302 billion in assets at the end of 2002

FUND MANAGERS

Management by investment team overseen by:

John Keogh
---------------------
Senior Vice President and Partner of subadviser
Joined subadviser in 1983

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time. This information may also help provide an indication of the fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

 Year-by-year total returns -- calendar years

                           [CHART]

1993   1994   1995   1996   1997   1998   1999   2000   2001   2002
-----  -----  -----  -----  -----  -----  -----  -----  -----  -----
3.41%  4.03%  5.78%  5.32%  5.38%  5.40%  5.05%  6.29%  3.93%  1.48%

Best quarter: up 1.62%, third quarter 2000 Worst quarter: up 0.33%, fourth quarter 2002

Average annual total return -- for periods ending 12/31/2002
                                Fund
1 year                          1.48%
5 years                         4.42%
10 years                        4.57%

MAIN RISKS

Primary

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Interest Rate Risk: When interest rates rise, yields on the Fund's investments will generally rise and prices on the Fund's investments will generally fall. When interest rates fall, the reverse will generally occur. The longer the average remaining maturity of instruments held by the Fund, the more sensitive the Fund is to interest rate risk. This Fund has less interest rate risk than an intermediate-term or long-term bond fund.

Credit Risk: An issuer of an instrument held by the Fund may default on its obligation to pay interest and repay principal. Also, the credit rating of an instrument held by the Fund may be downgraded. In either case, the value of the instrument held by the Fund would fall. All money market instruments have some credit risk, but in general lower-rated instruments have higher credit risk.

Principal Risk: An investment in the Fund is not a bank deposit and is not guaranteed as to principal and interest. Although the Fund seeks to maintain a stable net asset value of $1.00 per share, investors may lose money by investing in the Fund.

Foreign Risk: The Fund's foreign securities will pose special risks, due to limited government regulation, lack of public information, and economic, political and social instability. Factors such as lack of liquidity, foreign ownership limits and restrictions on removing currency also pose special risks. All foreign securities have some degree of foreign risk. However, to the extent the Fund invests in emerging market countries, it will have a significantly higher degree of foreign risk than if it invested exclusively in developed or newly-industrialized countries.

Secondary

None

--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUND
These tables describe the fees and expenses you may pay if you buy and hold shares of the Fund and do not reflect the expenses and charges of the applicable separate accounts and variable contracts. Those expenses and charges vary considerably from contract to contract and are described in the variable contract prospectus to which this prospectus is attached.

Shareholder Fees (fees paid directly from your investment)                  None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                Distribution          Total Annual
     Investment     and                   Fund                    Net Fund
     Management   Service     Other    Operating      Expense     Operating
        Fee     (12b-1) Fee  Expenses   Expenses   Reimbursements Expenses
        ---     -----------  --------   --------   -------------- --------
       0.25%        N/A       0.07%      0.32%          0.0%        0.32%

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 directly in the shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund's operating expenses remain the same. Although Fund actual costs may be higher or lower, the Examples show what the Fund costs would be based on these assumptions.

                          Year 1 Year 3 Year 5 Year 10
                           $33    $103   $180   $406

Your Account

Investments in shares of the funds

Each fund sells its shares directly to separate accounts of John Hancock, JHVLICO and other insurance companies to fund variable contracts. Each fund also buys back its shares on redemption by the separate accounts.

Under the variable contracts, a separate account buys or redeems a fund's shares based on:

.. instructions by you and other contractowners to invest or receive back monies under a contract (such as making a premium payment or surrendering a contract), and

.. the operation of a contract (such as deduction of fees and charges).

The Trust, as law permits, may:

.. refuse a buy order if the adviser believes it would disrupt management

.. suspend a fund's offer of shares, or

.. suspend a fund's redemption obligation or postpone a fund's payment of redemption proceeds for more than seven days.

Share price

Each fund sells and buys back its shares at the net asset value per share ("NAV") next computed after receipt by a separate account of a contractowner's instructions.

Each fund calculates its NAV:

.. by dividing its net assets by the number of its outstanding shares,

.. once daily as of the close of regular trading on the New York Stock Exchange
  (generally at 4 p.m. New York time) on each day the Exchange is open.

Valuation

The Money Market Fund values its securities at amortized cost. Each of the other funds values securities based on:

.. market quotations,

.. amortized cost,

.. valuations of independent pricing services, or

.. fair value determined in accordance with procedures approved by the Trust's trustees.

A fund may value securities at fair value where, for example:

.. market quotations are not readily available, or

.. the value of securities has been materially affected after the closing of a foreign market.

Certain funds may hold securities primarily listed on foreign exchanges that trade on weekends or other days when the Trust does not calculate NAV. Consequently, NAV may change on days when contractowners will not be able to instruct a separate account to buy or redeem fund shares.

Conflicts

The Trust's trustees monitor for possible material irreconcilable conflicts among separate accounts buying shares of the funds. The Trust's net asset value could decrease, if the Trust had to sell investment securities to pay redemption proceeds to a separate account withdrawing because of a conflict.

Funds' Expenses

The advisory fee paid by each fund to the adviser in 2002 was:

                Funds                            % of net assets
                Equity Index Fund                     0.13%
                Large Cap Value Fund                  0.75%
                Large Cap Value CORESM Fund           0.74%
                Large Cap Growth Fund                 0.47%
                Large Cap Aggressive Growth Fund      0.87%
                Earnings Growth Fund*                 0.95%
                Growth & Income Fund                  0.67%
                Fundamental Value Fund                0.77%
                Fundamental Growth Fund               0.90%
                Small/Mid Cap CORESM Fund             0.86%
                Small/Mid Cap Growth Fund             0.97%
                Small Cap Emerging Growth Fund**      0.90%
                Small Cap Value Fund                  0.95%
                Small Cap Growth Fund                 1.05%
                International Equity Index Fund       0.18%
                International Opportunities Fund      1.14%
                Overseas Equity Fund***               1.05%
                Emerging Markets Equity Fund          1.50%
                Real Estate Equity Fund               0.98%
                Health Sciences Fund                  1.00%
                Managed Fund                          0.68%
                Short-Term Bond Fund                  0.60%
                Bond Index Fund                       0.14%
                Active Bond Fund                      0.61%
                High Yield Bond Fund                  0.80%
                Global Bond Fund                      0.85%
                Money Market Fund                     0.25%

  * Formerly Multi Cap Growth
 ** Formerly Small Cap Equity
*** Formerly Global Balanced

The Mid Cap Value Fund, Financial Industries Fund and Total Return Bond Fund were not in operation in 2002. The Mid Cap Value Fund pays fees to the adviser (as a percentage of net assets of that Fund) equal to 1.10% of the first $50 million, 1.00% of the next $50 million and 0.95% above $100 million. The Financial Industries Fund pays fees to the adviser equal to 0.80% of all net assets of that Fund. The Total Return Bond Fund pays fees to the adviser (as a percentage of net assets of that Fund) equal to 0.70% of the first $250 million, 0.68% of the next $250 million and 0.65% above $500 million.

The adviser pays subadvisory fees out of its own assets. No fund pays a fee to its subadviser(s). The adviser has agreed to limit each fund's annual expenses (excluding advisory fees and certain other expenses such as brokerage and taxes) to not more than 0.10 percent of the fund's average daily net assets.

Dividends and Taxes

Dividends

Each fund automatically reinvests its dividends and distributions in additional shares of the fund at NAV.

Each fund declares and pays dividends monthly, except that the Small/Mid Cap Growth Fund does so annually and the Money Market Fund does so daily.

Funds generally declare capital gains distributions annually.

Taxes

Each fund must meet investment diversification and other requirements under the Internal Revenue Code, in order to:

.. avoid federal income tax and excise tax, and

.. assure the tax-deferred treatment of variable contracts under the Code.

You should read the prospectus for your variable contract for the federal income tax consequences for contractowners, including the consequences of a fund's failure to meet Code requirements.

FINANCIAL HIGHLIGHTS

The financial highlights on the following pages detail the historical performance of each fund in operation at December 31, 2002, including total return information for the past 5 years (or such shorter period as the fund has been in operation). The "total returns" shown represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions). Certain information reflects financial results for a single fund share. The "total investment return" shown for each fund does not reflect the expenses and charges of the applicable separate accounts and variable contracts. Those expenses and charges vary considerably from contract to contract and are described in the variable contract prospectus to which this prospectus is attached. Had these been included, the "Total Investment Return" shown in the Table would be lower. The financial highlights have been audited by Ernst & Young LLP, whose report (along with the Trust's financial statements) are included in the Trust's annual report, which is available upon request.

--------------------------------------------------------------------------------

                                                      Income from Investment Operations
                                                   ---------------------------------------
                                                                 Net Realized
                                         Net Asset     Net            and          Total
                                         Value at  Investment     Unrealized        From
                                         Beginning   Income       Gain (Loss)    Investment
                                         of Period Gain (Loss) on Investments(a) Operations
                                         --------- ----------- ----------------- ----------
Equity Index Fund
-----------------
 Year Ended December 31,
  2002..................................  $14.85     $ 0.16         $(3.48)        $(3.32)
  2001..................................   17.64       0.19          (2.30)         (2.11)
  2000..................................   20.46       0.22          (2.09)         (1.87)
  1999..................................   17.70       0.27           3.41           3.68
  1998..................................   14.21       0.25           3.76           4.01

-------------------------------------------------------------------------------------------
Large Cap Value Fund
--------------------
 Year Ended December 31,
  2002..................................   14.15       0.22          (2.07)         (1.85)
  2001..................................   14.38       0.22          (0.05)          0.17
  2000..................................   13.49       0.27           1.45           1.72
  1999..................................   14.02       0.27           0.18           0.45
  1998..................................   13.57       0.28           0.96           1.24

-------------------------------------------------------------------------------------------
Large Cap Value CORE Fund
-------------------------
 Year Ended December 31,
  2002..................................    9.83       0.11          (1.88)         (1.77)
  2001..................................   10.42       0.09          (0.58)         (0.49)
  2000..................................   10.16       0.15           0.36           0.51
 Period from August 31, to December 31,
  1999 (commencement of investment
  operations)...........................   10.00       0.04           0.31           0.35

-------------------------------------------------------------------------------------------
Large Cap Growth Fund
---------------------
 Year Ended December 31,
  2002..................................   15.54       0.04          (4.36)         (4.32)
  2001..................................   18.89       0.04          (3.36)         (3.32)
  2000..................................   27.33       0.03          (4.89)         (4.86)
  1999..................................   26.19       0.09           6.03           6.12
  1998..................................   20.82       0.14           8.05           8.19

-------------------------------------------------------------------------------------------
Large Cap Aggressive Growth Fund
--------------------------------
 Year Ended December 31,
  2002..................................    8.12      (0.01)         (2.54)         (2.55)
  2001..................................    9.52       0.01          (1.41)         (1.40)
  2000..................................   11.94      (0.03)         (2.21)         (2.24)
 Period from August 31, to December 31,
  1999 (commencement of investment
  operations)...........................   10.00      (0.01)          2.03           2.02

-------------------------------------------------------------------------------------------

(a) The amount shown at this caption for each fund share outstanding throughout the year may not accord with the change in the aggregate gains and losses in the portfolio securities for the year because of the timing of the purchases and withdrawals of the fund shares in relation to the fluctuating market values of the portfolio.

--------------------------------------------------------------------------------

                                 Less Distributions
------------------------------------------------------------------------------------                       --------------
               Distribution
Distribution     From Net   Distribution in Distribution                             Net Assets
  From Net       Realized      Excess of        From                                  Value at    Total      Net Assets
 Investment      Gains on   Net Investment    Capital        Total        Capital       End     Investment End of Period
   Income      Investments   Income/Gains     Paid-in    Distributions Contributions of Period  Return(b)  (000s Omitted)
------------   ------------ --------------- ------------ ------------- ------------- ---------- ---------- --------------
   $(0.11)        $(0.06)       $   --         $   --       $(0.17)        $  --       $11.36     (22.31)%   $  466,258
   (0.19)          (0.49)           --             --        (0.68)           --        14.85     (11.98)%      538,791
   (0.22)          (0.72)           --          (0.01)       (0.95)           --        17.64      (9.15)%      525,659
   (0.26)          (0.66)           --             --        (0.92)           --        20.46      21.08%       451,296
   (0.24)          (0.28)           --             --        (0.52)           --        17.70      28.45%       232,578

--------------------------------------------------------------------------------------------------------------------------
   (0.22)          (0.17)           --             --        (0.39)           --        11.91     (13.24)%      260,141
   (0.22)          (0.18)           --             --        (0.40)           --        14.15       1.25%       260,646
   (0.28)          (0.53)        (0.01)         (0.01)       (0.83)           --        14.38      12.97%       204,535
   (0.27)          (0.71)           --             --        (0.98)           --        13.49       3.28%       155,849
   (0.28)          (0.51)           --             --        (0.79)           --        14.02       9.26%       123,365
--------------------------------------------------------------------------------------------------------------------------
   (0.11)             --            --             --        (0.11)           --         7.95     (18.21)%       40,765
   (0.09)             --            --             --        (0.09)           --         9.83      (4.75)%       60,832
   (0.15)          (0.06)        (0.03)         (0.01)       (0.25)           --        10.42       5.12%        18,164
   (0.03)          (0.14)        (0.01)         (0.01)       (0.19)           --        10.16       3.58%*        6,371

--------------------------------------------------------------------------------------------------------------------------
   (0.04)             --            --             --        (0.04)           --        11.18     (27.82)%      496,628
   (0.03)             --            --             --        (0.03)           --        15.54     (17.54)%      770,915
   (0.04)          (2.69)        (0.78)         (0.07)       (3.58)           --        18.89     (17.89)%    1,146,787
   (0.09)          (4.89)           --             --        (4.98)           --        27.33      24.07%     1,382,473
   (0.14)          (2.68)           --             --        (2.82)           --        26.19      39.51%     1,126,764

--------------------------------------------------------------------------------------------------------------------------

      --              --            --             --           --            --         5.57     (31.36)%       24,249
      --              --            --             --           --            --         8.12     (14.69)%       39,738
      --           (0.01)        (0.06)         (0.11)       (0.18)           --         9.52     (18.77)%       26,244

      --           (0.08)           --             --        (0.08)           --        11.94      20.18%*       15,074

--------------------------------------------------------------------------------------------------------------------------



                   Net
 Operating     Investment
Expenses to   Income (Loss) Portfolio
  Average      to Average   Turnover
Net Assets     Net Assets     Rate
-----------   ------------- ---------
   0.23%           1.39%      10.63%
   0.20%           1.20%      17.61%(c)
   0.19%           1.12%      34.11%
   0.00%(d)        1.42%      55.24%
   0.00%(d)        1.59%      43.31%

---------------------------------------
   0.83%           1.67%      16.04%
   0.82%           1.54%      18.19%
   0.78%           2.04%      42.12%
   0.85%           1.88%      32.62%
   0.92%           2.08%      18.46%
---------------------------------------
   0.84%(e)        1.18%      89.43%
   0.85%(e)        0.98%      74.91%(c)
   0.85%(e)        1.54%      59.15%
   0.85%**(e)      1.13%**    30.90%*

---------------------------------------
   0.55%           0.33%      95.04%
   0.41%           0.23%      63.96%
   0.46%           0.10%      89.30%
   0.39%           0.33%      37.42%
   0.41%           0.59%      56.41%

---------------------------------------

   0.97%(f)       (0.14)%     61.67%
   0.97%(f)       (0.06)%     87.90%
   1.00%(f)       (0.37)%     75.97%

   1.08%**(f)     (0.39)%**   18.97%*

---------------------------------------

*  Not Annualized.
** Annualized.
(b) The performance of the Funds shown on this page does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.
(c) Excludes merger activity.
(d) Expense ratio is net of expense reimbursements. Had such reimbursements not been made, the annual expense ratio would have been .22% and .34% for the years ended December 31, 1999 and 1998, respectively.
(e) Expense ratio is net of expense reimbursements. Had such reimbursements not been made, the annual expense ratio would have been .97%, .88%, 1.09% and 1.17% for the years ended December 31, 2002, 2001, 2000 and 1999, respectively.
(f) Expense ratio is net of expense reimbursements. Had such reimbursements not been made, the annual expense ratio would have been .98%, 1.06%, 1.05% and 1.17% for the years ended December 31, 2002, 2001, 2000 and 1999, respectively.

--------------------------------------------------------------------------------


                                                                            Income from Investment Operations
                                                                         ---------------------------------------
                                                                                       Net Realized
                                                               Net Asset     Net            and          Total
                                                               Value at  Investment     Unrealized        From
                                                               Beginning   Income       Gain (Loss)    Investment
                                                               of Period Gain (Loss) on Investments(a) Operations
                                                               --------- ----------- ----------------- ----------
Growth & Income Fund
--------------------
 Year Ended December 31,
   2002.......................................................  $11.93     $ 0.08         $ (2.71)      $ (2.63)
   2001.......................................................   14.18       0.06           (2.25)        (2.19)
   2000.......................................................   20.01       0.17           (2.77)        (2.60)
   1999.......................................................   19.49       0.20            2.88          3.08
   1998.......................................................   16.61       0.23            4.75          4.98
The Fund entered into a new sub-advisory agreement with Putnam Investment Management, LLC during the year 2000.

-----------------------------------------------------------------------------------------------------------------
Fundamental Value Fund
----------------------
 Year Ended December 31,
   2002.......................................................   10.66       0.12           (1.96)        (1.84)
   2001.......................................................   11.57       0.10           (0.91)        (0.81)
   2000.......................................................   10.42       0.09            1.30          1.39
 Period from August 31,
  to December 31, 1999 (commencement of investment operations)   10.00       0.03            0.45          0.48

-----------------------------------------------------------------------------------------------------------------
Earnings Growth Fund (formerly "Multi Cap Growth Fund")
-------------------------------------------------------
 Year Ended December 31,
   2002.......................................................    9.84      (0.04)          (3.15)        (3.19)
   2001.......................................................   15.60      (0.06)          (5.70)        (5.76)
   2000.......................................................   29.22      (0.05)         (10.49)       (10.54)
   1999.......................................................   15.12      (0.19)          17.70         17.51
   1998.......................................................   11.93      (0.09)           4.75          4.66

-----------------------------------------------------------------------------------------------------------------
Fundamental Growth Fund
-----------------------
 Year Ended December 31,
   2002.......................................................    8.48      (0.06)          (2.51)        (2.57)
   2001.......................................................   12.52      (0.03)          (4.01)        (4.04)
   2000.......................................................   14.42      (0.02)          (0.44)        (0.46)
 Period from August 31, to
  December 31, 1999 (commencement of investment operations)...   10.00      (0.02)           5.34          5.32
The Fund entered into a new sub-advisory agreement with Putnam Investment Management, LLC during the year 2000.

-----------------------------------------------------------------------------------------------------------------
Small/Mid Cap CORE Fund
-----------------------
 Year Ended December 31,
   2002.......................................................    9.82       0.04           (1.54)        (1.50)
   2001.......................................................    9.82       0.05              --          0.05
   2000.......................................................    9.82       0.05            0.39          0.44
   1999.......................................................    9.02       0.02            1.77          1.79
 Period from May 1, to
  December 31, 1998 (commencement of investment operations)...   10.00         --           (0.98)        (0.98)

-----------------------------------------------------------------------------------------------------------------
Small/Mid Cap Growth Fund
-------------------------
 Year Ended December 31,
   2002.......................................................   14.09      (0.09)          (2.88)        (2.97)
   2001.......................................................   13.70      (0.06)           0.45          0.39
   2000.......................................................   14.03      (0.02)           1.27          1.25
   1999.......................................................   15.94      (0.07)           0.74          0.67
   1998.......................................................   15.39      (0.02)           0.88          0.86

-----------------------------------------------------------------------------------------------------------------

(a) The amount shown at this caption for each fund share outstanding throughout the year may not accord with the change in the aggregate gains and losses in the portfolio securities for the year because of the timing of the purchases and withdrawals of the fund shares in relation to the fluctuating market values of the portfolio.

--------------------------------------------------------------------------------

                                Less Distributions
----------------------------------------------------------------------------------                        --------------
             Distribution
Distribution   From Net   Distribution in Distribution                             Net Assets
  From Net     Realized      Excess of        From                                  Value at    Total       Net Assets
 Investment    Gains on   Net Investment    Capital        Total        Capital       End     Investment  End of Period
   Income    Investments   Income/Gains     Paid-in    Distributions Contributions of Period  Return(b)   (000s Omitted)
------------ ------------ --------------- ------------ ------------- ------------- ---------- ----------  --------------
   $(0.08)      $   --        $   --         $   --       $(0.08)        $  --       $ 9.22     (22.18)%   $ 1,762,203
    (0.06)          --            --             --        (0.06)           --        11.93     (15.44)%     2,476,319
    (0.17)       (2.69)        (0.14)         (0.23)       (3.23)           --        14.18     (13.10)%     3,324,988
    (0.20)       (2.36)           --             --        (2.56)           --        20.01      16.23%      4,218,841
    (0.23)       (1.87)           --             --        (2.10)           --        19.49      30.25%      3,670,785

-------------------------------------------------------------------------------------------------------------------------
    (0.12)          --            --             --        (0.12)           --         8.70     (17.40)%       121,102
    (0.10)          --            --             --        (0.10)           --        10.66      (6.99)%       161,710
    (0.10)       (0.08)        (0.06)            --        (0.24)           --        11.57      13.41%         15,728

    (0.03)       (0.02)        (0.01)            --        (0.06)           --        10.42       4.72%*         6,101

-------------------------------------------------------------------------------------------------------------------------
      --            --            --             --           --            --         6.65     (32.39)%       159,859
       --           --            --             --           --            --         9.84     (36.93)%       245,899
       --        (0.41)        (1.61)         (1.06)       (3.08)           --        15.60     (35.86)%       393,988
       --        (3.41)           --             --        (3.41)           --        29.22     118.31%        452,937
       --        (1.32)           --          (0.15)       (1.47)           --        15.12      39.07%         94,085

-------------------------------------------------------------------------------------------------------------------------
       --           --            --             --           --            --         5.91     (30.28)%        20,065
       --           --            --             --           --            --         8.48     (32.23)%        37,897
       --        (0.76)        (0.65)         (0.03)       (1.44)           --        12.52      (3.03)%        46,114

       --        (0.90)           --             --        (0.90)           --        14.42      54.57%*         9,175

-------------------------------------------------------------------------------------------------------------------------
    (0.04)          --            --             --        (0.04)           --         8.28     (15.19)%        48,143
    (0.05)          --            --             --        (0.05)           --         9.82       0.53%         46,446
    (0.05)       (0.32)        (0.05)         (0.02)       (0.44)           --         9.82       4.63%         21,636
    (0.03)       (0.96)           --             --        (0.99)           --         9.82      20.54%          8,248

       --           --            --             --           --            --         9.02      (9.81)%*        5,015

-------------------------------------------------------------------------------------------------------------------------
       --        (0.14)           --             --        (0.14)           --        10.98     (21.13)%       140,958
       --           --            --             --           --            --        14.09       2.83%        185,232
       --        (1.43)        (0.15)            --        (1.58)           --        13.70       9.25%        190,010
       --        (2.41)           --          (0.17)       (2.58)           --        14.03       5.15%        181,931
       --        (0.31)           --             --        (0.31)           --        15.94       5.61%        193,332

-------------------------------------------------------------------------------------------------------------------------


                   Net
 Operating     Investment
Expenses to   Income (Loss) Portfolio
  Average      to Average   Turnover
Net Assets     Net Assets     Rate
-----------   ------------- ---------
   0.75%           0.73%      73.60%
   0.72%           0.49%     104.47%(c)
   0.40%           0.84%     112.94%
   0.28%           0.98%      70.16%
   0.27%           1.24%      48.45%

---------------------------------------
   0.85%           1.26%      82.22%
   0.99%(g)        0.91%      85.20%(c)
   1.05%(g)        0.97%      86.97%

   1.05%**(g)      0.94%**    23.03%*

---------------------------------------
   1.04%          (0.42)%    192.54%
   0.94%          (0.49)%    111.69%
   0.85%          (0.43)%    140.94%
   0.93%          (0.68)%    106.06%
   1.10%(h)       (0.64)%    137.01%

---------------------------------------
   1.00%(i)       (0.52)%     93.77%
   1.00%(i)       (0.46)%    118.01%(c)
   0.96%(i)       (0.38)%    250.46%

   0.95%**(i)     (0.55%)**   61.66%*

---------------------------------------
   0.96%(j)        0.50%     125.11%
   0.90%(j)        0.52%      96.88%
   0.90%(j)        0.56%      94.78%
   0.94%(j)        0.30%     109.12%

   1.05%**(j)     (0.01)%**    60.1%*

---------------------------------------
   1.07%(k)       (0.72)%    130.01%
   0.91%(k)       (0.40)%    113.73%
   0.85%          (0.20)%    103.19%
   0.85%          (0.27)%    172.58%
   0.89%          (0.11)%    162.21%

---------------------------------------

*  Not annualized.
** Annualized.
(b) The performance of the Funds shown on this page does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.
(c) Excludes merger activity.
(g) Expense ratio is net of expense reimbursements. Had such reimbursements not been made, the annual expense ratio would have been 1.20%, 1.36% and 1.42% for the years ended December 31, 2001, 2000 and 1999, respectively.
(h) Expense ratio is net of expense reimbursements. Had such reimbursements not been made, the annual expense ratio would have been 1.13% for the year ended December 31, 1998.
(i) Expense ratio is net of expense reimbursements. Had such reimbursements not been made, the annual expense ratio would have been 1.16%, 1.19%, 1.00% and 1.09% for the years ended December 31, 2002, 2001, 2000 and 1999, respectively.
(j) Expense ratio is net of expense reimbursements. Had such reimbursements not been made, the annual expense ratio would have been 1.12%, 1.15%, 1.23%, 2.24% and 4.55% for the years ended December 31, 2002, 2001, 2000, 1999 and
    1998, respectively.
(k) Expense ratio is net of expense reimbursements. Had such reimbursements not been made, the annual expense ratio would have been 1.07% and .91% for the years ended December 31, 2002 and 2001.

--------------------------------------------------------------------------------


                                                                                    Income from Investment Operations
                                                                                 ---------------------------------------
                                                                                               Net Realized
                                                                       Net Asset     Net            and          Total
                                                                       Value at  Investment     Unrealized        From
                                                                       Beginning   Income       Gain (Loss)    Investment
                                                                       of Period Gain (Loss) on Investments(a) Operations
                                                                       --------- ----------- ----------------- ----------
Small Cap Emerging Growth Fund (formerly "Small Cap Equity Fund")
-----------------------------------------------------------------
 Year Ended December 31,
   2002............................................................     $ 8.79     $ 0.01         $(2.49)        $(2.48)
   2001............................................................       9.14       0.01          (0.35)         (0.34)
   2000............................................................      10.92       0.14          (1.13)         (0.99)
   1999............................................................      11.59       0.09          (0.50)         (0.41)
   1998............................................................      12.40       0.07          (0.81)         (0.74)
The Fund entered into a new sub-advisory agreement with Capital Guardian Trust Company during the year 2000.

-------------------------------------------------------------------------------------------------------------------------
Small Cap Value Fund
--------------------
 Year Ended December 31,
   2002............................................................      13.76       0.08          (0.96)         (0.88)
   2001............................................................      11.70       0.09           2.14           2.23
   2000............................................................      10.13       0.01           3.37           3.38
 Period from August 31, to
  December 31, 1999 (commencement of investment operations)..........    10.00         --           0.49           0.49
The Fund entered into a new sub-advisory agreement with Wellington Management Company, LLP during the year 2002. The Fund entered into a new sub-advisory agreement with T.Rowe Price Associates during the year 2001.

-------------------------------------------------------------------------------------------------------------------------
Small Cap Growth Fund
---------------------
 Year Ended December 31,
   2002...............................................................   11.77      (0.11)         (3.41)         (3.52)
   2001...............................................................   13.47      (0.08)         (1.62)         (1.70)
   2000...............................................................   19.12      (0.02)         (4.16)         (4.18)
   1999...............................................................   12.99      (0.21)          9.06           8.85
   1998...............................................................   11.34      (0.05)          1.70           1.65

-------------------------------------------------------------------------------------------------------------------------
International Equity Index Fund
-------------------------------
 Year Ended December 31,
   2002...............................................................   12.07       0.21          (2.02)         (1.81)
   2001...............................................................   15.39       0.22          (3.32)         (3.10)
   2000...............................................................   19.64       0.23          (3.64)         (3.41)
   1999...............................................................   15.56       0.21           4.51           4.72
   1998...............................................................   15.20       0.23           2.91           3.14

-------------------------------------------------------------------------------------------------------------------------
International Opportunities Fund
--------------------------------
 Year Ended December 31,
   2002...............................................................    9.30       0.07          (1.75)         (1.68)
   2001...............................................................   11.85       0.06          (2.53)         (2.47)
   2000...............................................................   15.17       0.07          (2.57)         (2.50)
   1999...............................................................   12.21       0.10           3.95           4.05
   1998...............................................................   10.63       0.11           1.57           1.68
The Fund entered into a new sub-advisory agreement with T. Rowe Price International, Inc. during the year 2000.

-------------------------------------------------------------------------------------------------------------------------
Overseas Equity Fund (formerly "Global Balanced Fund")
------------------------------------------------------
 Year Ended December 31,
   2002...............................................................    8.57       0.10          (0.65)         (0.55)
   2001...............................................................    9.27       0.11          (0.70)         (0.59)
   2000...............................................................   10.71       0.23          (1.20)         (0.97)
   1999...............................................................   11.12       0.29           0.25           0.54
   1998...............................................................   10.11       0.34           1.44           1.78
The Fund entered into a new sub-advisory contract with Capital Guardian Trust Company during the year 2000.

-------------------------------------------------------------------------------------------------------------------------

(a) The amount shown at this caption for each fund share outstanding throughout the year may not accord with the change in the aggregate gains and losses in the portfolio securities for the year because of the timing of the purchases and withdrawals of the fund shares in relation to the fluctuating market values of the portfolio.

--------------------------------------------------------------------------------

                                Less Distributions
----------------------------------------------------------------------------------                          --------------
             Distribution
Distribution   From Net   Distribution in Distribution                             Net Assets
  From Net     Realized      Excess of        From                                  Value at    Total         Net Assets
 Investment    Gains on   Net Investment    Capital        Total        Capital       End     Investment    End of Period
   Income    Investments   Income/Gains     Paid-in    Distributions Contributions of Period  Return(b)     (000s Omitted)
------------ ------------ --------------- ------------ ------------- ------------- ---------- ----------    --------------
   $(0.01)      $   --        $   --         $   --       $(0.01)        $ --        $ 6.30     (28.21)%       $ 50,327
    (0.01)          --            --             --        (0.01)          --          8.79      (3.78)%         71,193
    (0.15)       (0.14)        (0.20)         (0.30)       (0.79)          --          9.14      (8.89)%         70,031
    (0.07)       (0.01)        (0.18)            --        (0.26)          --         10.92      (3.43)%         68,900
    (0.07)          --            --             --        (0.07)          --         11.59       5.96%          64,095

---------------------------------------------------------------------------------------------------------------------------

  (0.09)         (0.24)           --             --        (0.33)          --         12.55      (6.43)%        120,070
    (0.09)       (0.08)           --             --        (0.17)          --         13.76      19.10%         103,224
    (0.01)       (1.80)           --             --        (1.81)          --         11.70      34.19%          29,436

       --        (0.36)           --             --        (0.36)          --         10.13       5.08%*          5,570

---------------------------------------------------------------------------------------------------------------------------
       --           --            --             --           --           --          8.25     (29.95)%        120,723
       --           --            --             --           --           --         11.77     (12.61)%        189,401
       --        (0.12)           --          (1.35)       (1.47)          --         13.47     (21.43)%        234,542
       --        (2.72)           --             --        (2.72)          --         19.12      70.38%         179,570
       --           --            --             --           --           --         12.99      14.49%          74,849

---------------------------------------------------------------------------------------------------------------------------

    (0.21)          --            --             --        (0.21)          --         10.05     (15.18)%         98,917
    (0.17)          --            --          (0.05)       (0.22)          --         12.07     (20.30)%        122,020
    (0.18)       (0.59)           --          (0.07)       (0.84)          --         15.39     (17.42)%        195,012
    (0.21)       (0.38)        (0.05)            --        (0.64)          --         19.64      30.87%         244,017
    (0.23)       (2.55)           --             --        (2.78)          --         15.56      20.82%         173,137

---------------------------------------------------------------------------------------------------------------------------

  (0.06)            --            --             --        (0.06)          --          7.56     (18.22)%         87,278
    (0.05)          --            --          (0.03)       (0.08)          --          9.30     (20.93)%         83,591
    (0.06)       (0.62)        (0.05)         (0.09)       (0.82)          --         11.85     (16.36)%(c)     120,034
    (0.11)       (0.94)        (0.04)            --        (1.09)          --         15.17      34.01%          79,794
    (0.10)          --            --             --        (0.10)          --         12.21      15.92%          64,250

---------------------------------------------------------------------------------------------------------------------------

   (0.10)           --            --             --        (0.10)          --          7.92      (6.32)%         29,936
       --           --            --          (0.11)       (0.11)          --          8.57      (6.45)%         31,290
    (0.24)       (0.01)        (0.10)         (0.12)       (0.47)          --          9.27      (9.08)%         28,527
    (0.29)       (0.44)        (0.16)         (0.06)       (0.95)          --         10.71       5.11%          31,577
    (0.34)       (0.42)           --          (0.01)       (0.77)          --         11.12      17.99%          30,416

---------------------------------------------------------------------------------------------------------------------------


                    Net
 Operating      Investment
Expenses to    Income (Loss) Portfolio
  Average       to Average   Turnover
Net Assets      Net Assets     Rate
-----------    ------------- ---------
    1.00%(l)        0.19%      45.03%
    1.00%(l)        0.06%      60.73%
    0.92%(l)        1.25%     189.57%
    0.95%(l)        0.78%     117.33%
    1.05%(l)        0.63%     100.83%

----------------------------------------

    1.04%(m)        0.62%      41.46%
    1.05%(m)        0.87%      60.36%
    1.05%(m)        0.13%     220.80%

    1.05%**(m)     (0.12)%**   51.97%*

----------------------------------------
    1.13%          (0.83)%     77.38%
    0.91%(n)       (0.55)%     91.48%(c)
    0.82%          (0.50)%     97.73%
    0.89%          (0.70)%    113.11%
    1.00%(n)       (0.65)%    101.16%

----------------------------------------

    0.28%(o)        1.85%      17.55%
    0.27%(o)        1.66%       8.31%
    0.28%(o)        1.40%      14.86%
    0.31%(o)        1.26%      19.01%
    0.56%(o)        1.45%     158.63%

----------------------------------------

    1.24%(p)        0.69%      78.14%(c)
    1.00%(p)        0.64%      33.31%
    0.93%(p)        0.47%      37.92%(c)
    1.02%(p)        0.77%      34.02%
   G1.16%(p)        0.89%      18.67%

----------------------------------------

    1.15%(q)        1.28%      71.20%
    1.15%(q)        1.30%(r)   53.11%
    0.98%(q)        2.32%     204.98%
    1.00%(q)        2.73%     131.21%
    1.10%(q)        3.20%     103.55%

----------------------------------------

*  Not Annualized.
** Annualized.
(b) The performance of the Funds shown on this page does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in you product's prospectus.
(c) Excludes merger activity.
(l) Expense ratio is net of expense reimbursements. Had such reimbursements not been made, the annual expense ratio would have been 1.04%, 1.02%, .95%, .96% and 1.08% for the years ended December 31, 2002, 2001, 2000, 1999 and
    1998, respectively.
(m) Expense ratio is net of expense reimbursements. Had such reimbursements not been made, the annual expense ratio would have been 1.04%, 1.08%, 1.29% and 1.61% for the years ended December 31, 2002, 2001, 2000 and 1999, respectively.
(n) Expense ratio is net of expense reimbursements. Had such reimbursements not been made, the annual expense ratio would have been .94% and 1.05% for the years ended December 31, 2001 and 1998, respectively.
(o) Expense ratio is net of expense reimbursements. Had such reimbursements not been made, the annual expense ratio would have been .46%, .40%, .37%, .38% and .63% for the years ended December 31, 2002, 2001, 2000, 1999 and 1998, respectively.
(p) Expense ratio is net of expense reimbursements. Had such reimbursements not been made, the annual expense ratio would have been 1.55%, 1.16%, 1.09%, 1.15% and 1.46% for the years ended December 31, 2002, 2001, 2000, 1999 and
    1998, respectively.
(q) Expense ratio is net of expense reimbursements. Had such reimbursements not been made, the annual expense ratio would have been 1.45%, 1.36%, 1.27%, 1.31% and 1.82% for the years ended December 31, 2002, 2001, 2000, 1999 and
    1998, respectively.
(r) Had the Fund not amortized premiums and accreted discounts on debt securities, the annual ratio of net investment income to average net assets would have been 1.38% for the year ended December 31, 2001.

--------------------------------------------------------------------------------


                                                           Income from Investment Operations
                                                        ---------------------------------------
                                                                      Net Realized
                                              Net Asset     Net            and          Total
                                              Value at  Investment     Unrealized        From
                                              Beginning   Income       Gain (Loss)    Investment
                                              of Period Gain (Loss) on Investments(a) Operations
                                              --------- ----------- ----------------- ----------
Emerging Markets Equity Fund
----------------------------
 Year Ended December 31,
  2002.......................................  $  6.44    $  0.02        $(0.45)        $(0.43)
  2001.......................................     6.70       0.05         (0.29)         (0.24)
  2000.......................................    12.26      (0.02)        (4.91)         (4.93)
  1999.......................................     7.09       0.03          5.35           5.38
 Period from May 1, to December 31, 1988
  (commencement of investment operations)....    10.00       0.03         (2.91)         (2.88)
The Fund entered into a new sub-advisory contract with Morgan Stanley Investment Management
Inc. during the year 1999.

------------------------------------------------------------------------------------------------
Real Estate Equity Fund
-----------------------
 Year Ended December 31,
  2002.......................................    13.55       0.62         (0.43)          0.19
  2001.......................................    13.67       0.67          0.21           0.88
  2000.......................................    11.47       0.76          2.73           3.49
  1999.......................................    12.46       0.78         (0.99)         (0.21)
  1998.......................................    15.91       0.77         (3.38)         (2.61)
The Fund entered into a new sub-advisory contract with Morgan Stanley Investment Management
Inc. during the year 2000.

------------------------------------------------------------------------------------------------
Health Sciences Fund
--------------------
 Year Ended December 31,
  2002.......................................     9.81       0.01         (1.98)         (1.97)
 Period from May 1, to December 31, 2001
  (commencement of investment operations)....    10.00      (0.00)        (0.18)         (0.18)

------------------------------------------------------------------------------------------------
Financial Industries Fund
-------------------------
 Year Ended December 31,
  2002.......................................    14.56       0.12         (2.95)         (2.83)
  2001.......................................    18.34       0.11         (3.33)         (3.22)
  2000.......................................    14.46       0.06          3.87           3.93
  1999.......................................    14.45       0.11          0.06           0.17
  1998.......................................    13.44       0.18          0.97           1.15
Values shown for the Financial Industries Fund represent the historical performance of the
Fund's predecessor, the V.A. Financial Industries Fund, including total return information showing how much an investment in the predecessor fund has increased or decreased each year.
The information has been audited by Ernst & Young LLP, independent auditors. Their report and the predecessor fund's annual statements are included in the predecessor fund's Annual Report, which is available upon request.

------------------------------------------------------------------------------------------------
Managed Fund
------------
 Year Ended December 31,
  2002.......................................    13.08       0.21         (1.93)         (1.72)
  2001.......................................    13.82       0.28         (0.67)         (0.39)
  2000.......................................    15.45       0.44         (0.45)         (0.01)
  1999.......................................    15.64       0.44          0.94           1.38
  1998.......................................    14.35       0.46          2.43           2.89
The Fund entered into a new sub-advisory agreement with Capital Guardian Trust Company during the year 2000.

------------------------------------------------------------------------------------------------

(a) The amount shown at this caption for each fund share outstanding throughout the year may not accord with the change in the aggregate gains and losses in the portfolio securities for the year because of the timing of the purchases and withdrawals of the fund shares in relation to the fluctuating market values of the portfolio.

--------------------------------------------------------------------------------

                                Less Distributions
----------------------------------------------------------------------------------                         --------------
             Distribution
Distribution   From Net   Distribution in Distribution                             Net Assets
  From Net     Realized      Excess of        From                                  Value at    Total        Net Assets
 Investment    Gains on   Net Investment    Capital        Total        Capital       End     Investment   End of Period
   Income    Investments   Income/Gains     Paid-in    Distributions Contributions of Period  Return(b)    (000s Omitted)
------------ ------------ --------------- ------------ ------------- ------------- ---------- ----------   --------------
  $(0.02)       $   --        $   --         $   --       $(0.02)        $  --       $ 5.99      (6.73)%     $   34,506
       --           --            --          (0.02)       (0.02)           --         6.44      (3.63)%         28,956
       --        (0.62)           --          (0.01)       (0.63)           --         6.70     (40.11)%         31,010
   (0.01)        (0.10)        (0.42)            --        (0.53)         0.32        12.26      81.37%(t)       32,596
   (0.02)           --            --          (0.01)       (0.03)           --         7.09     (28.87)%*         7,310

--------------------------------------------------------------------------------------------------------------------------

   (0.65)        (0.30)           --             --        (0.95)           --        12.79       1.36%         177.926
   (0.58)        (0.42)           --             --        (1.00)           --        13.55      (6.61)%        163,653
   (0.76)        (0.06)        (0.17)         (0.30)       (1.29)           --        13.67      31.29%         158,811
   (0.78)           --            --             --        (0.78)           --        11.47      (1.69)%        126,214
   (0.70)        (0.14)           --             --        (0.84)           --        12.46     (16.71)%        152,789

--------------------------------------------------------------------------------------------------------------------------
   (0.02)           --            --             --        (0.02)           --         7.82     (19.99)%         22,670
    (0.11)          --            --          (0.01)       (0.01)           --         9.81      (1.85)%*        29,873

--------------------------------------------------------------------------------------------------------------------------

   (0.13)           --            --             --        (0.13)           --        11.60     (19.46)%         57,375
 (0.09)          (0.47)           --             --        (0.56)           --        14.56     (17.51)%         88,920
 (0.05)             --            --             --        (0.05)           --        18.34      27.16%          71,367
 (0.10)          (0.05)        (0.01)            --        (0.16)           --        14.46       1.23%          49,312
 (0.14)             --            --             --        (0.14)           --        14.45       8.55%          54,569


--------------------------------------------------------------------------------------------------------------------------

 (0.21)             --            --             --        (0.21)           --        11.15     (13.23)%      1,936,864
 (0.28)          (0.07)           --             --        (0.35)           --        13.08      (2.84)%      2,526,703
 (0.44)          (1.18)           --             --        (1.62)           --        13.82       0.03%       2,995,794
 (0.43)          (1.14)           --             --        (1.57)           --        15.45       9.10%       3,430,919
 (0.46)          (1.09)           --          (0.05)       (1.60)           --        15.64      20.42%       3,301,910

--------------------------------------------------------------------------------------------------------------------------


                   Net
 Operating     Investment
Expenses to   Income (Loss) Portfolio
  Average      to Average   Turnover
Net Assets     Net Assets     Rate
-----------   ------------- ---------
   1.60%(s)        0.27%      88.40%
   1.40%(s)        0.77%     120.72%
   1.32%(s)       (0.28)%    103.90%
   1.39%(s)        0.19%     196.32%
   1.55%**(s)      0.51%**    53.95%*

---------------------------------------

   1.07%           4.60%      22.74%
   1.07%           4.97%      29.07%
   0.76%           5.99%      58.81%
   0.70%           6.38%      12.95%
   0.69%           5.48%      22.69%

---------------------------------------
   1.07%(u)        0.10%      98.91%
   1.10%**(u)     (0.16)%**   37.76%*

---------------------------------------

   0.90%           0.87%       2.00%
   0.89%           0.71%      97.00%(c)
   0.90%           0.36%      41.00%
   0.90%           0.77%      72.00%
   0.92%           1.25%      38.00%


---------------------------------------

   0.76%           1.77%     234.62%
   0.73%           2.10%     190.73%(c)
   0.46%           2.86%     210.35%
   0.36%           2.75%     203.86%
   0.36%           2.99%     160.57%

---------------------------------------

*  Not annualized.
** Annualized
(b) The performance of the Funds shown on this page does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's, prospectus.
(c) Excludes merger activity.
(s) Expense ratio is net of expense reimbursements. Had such reimbursements not been made, the annual expense ratio would have been 3.45%, 4.02%, 2.49%, 3.44% and 3.69% for the years ended December 31, 2002, 2001, 2000, 1999 and
    1998, respectively.
(t) The total investment return includes the effect of the capital contribution of $.32 per share. The total investment return without the capital contribution would have been 79.02%.
(u) Expense ratio is net of expense reimbursements. Had such reimbursements not been made, the annual expense ratio would have been 1.35% and 1.19% for the years ended December 31, 2002 and 2001.
(v) Had the Fund not amortized premiums and accreted discounts on debt securities, the annual ratio of net investment income to average net assets would have been 2.29% for the year ended December 31, 2001.

--------------------------------------------------------------------------------


                                                                                     Income from Investment Operations
                                                                                  ---------------------------------------
                                                                                                Net Realized
                                                                       Net Asset      Net            and          Total
                                                                       Value at   Investment     Unrealized        From
                                                                       Beginning    Income       Gain (Loss)    Investment
                                                                       of Period  Gain (Loss) on Investments(a) Operations
                                                                       ---------  ----------- ----------------- ----------
Short-Term Bond Fund
--------------------
 Year Ended December 31,
  2002................................................................   10.11        0.44           0.12           0.56
  2001................................................................    9.86        0.52           0.26           0.78
  2000................................................................    9.72        0.61           0.14           0.75
  1999................................................................   10.05        0.61          (0.33)          0.28
  1998................................................................   10.08        0.61          (0.03)          0.58

--------------------------------------------------------------------------------------------------------------------------
Bond Index Fund
---------------
 Year Ended December 31,
  2002................................................................  $ 9.89       $0.54         $ 0.42         $ 0.96
  2001................................................................    9.74        0.57           0.17           0.74
  2000................................................................    9.32        0.62           0.43           1.05
  1999................................................................   10.19        0.63          (0.89)         (0.26)
 Period from May 1, to December 31, 1998 (commencement of investment
  operations).........................................................   10.00        0.42           0.29           0.71

--------------------------------------------------------------------------------------------------------------------------
Active Bond Fund
----------------
 Year Ended December 31,
  2002................................................................    9.55        0.50           0.18           0.68
  2001................................................................    9.44        0.58           0.11           0.69
  2000................................................................    9.12        0.64           0.28           0.92
  1999................................................................    9.92        0.67          (0.76)         (0.09)
  1998................................................................    9.95        0.69           0.11           0.80

--------------------------------------------------------------------------------------------------------------------------
High Yield Bond Fund
--------------------
 Year Ended December 31,
  2002................................................................    6.83        0.57          (0.87)         (0.30)
  2001................................................................    7.33        0.73          (0.55)          0.18
  2000................................................................    8.99        0.73          (1.65)         (0.92)
  1999................................................................    9.23        0.72          (0.26)          0.46
 Period from May 1, to December 31, 1998 (commencement of investment
  operations).........................................................   10.00        0.46          (0.76)         (0.30)

--------------------------------------------------------------------------------------------------------------------------
Global Bond Fund
----------------
 Year Ended December 31,
  2002................................................................    9.74        0.40           1.43           1.83
  2001................................................................   10.34        0.38          (0.53)         (0.15)
  2000................................................................    9.82        0.48           0.67           1.15
  1999................................................................   10.60        0.48          (0.70)         (0.22)
  1998................................................................   10.24        0.54           0.38           0.92
The Fund entered into a new sub-advisory agreement with Capital Guardian Trust Company during the year 2000.

--------------------------------------------------------------------------------------------------------------------------
Money Market Fund
-----------------
 Year Ended December 31,
  2002................................................................    1.00        0.01             --           0.01
  2001................................................................    1.00        0.04             --           0.04
  2000................................................................    1.00        0.06             --           0.06
  1999................................................................    1.00        0.04             --           0.04
  1998................................................................    1.00        0.05             --           0.05
Per share amounts for the Money Market Fund have been restated to reflect a 10-for-1 stock split effective May 1, 2001.
The Fund entered into new sub-advisory agreement with Wellington Management Company, LLP during the year 2002.

--------------------------------------------------------------------------------------------------------------------------

*  Not Annualized.
** Annualized.
(a) The amount shown at this caption for each fund share outstanding throughout the year may not accord with the change in the aggregate gains and losses in the portfolio securities for the year because of the timing of the purchases and withdrawals of the fund shares in relation to the fluctuating market values of the portfolio.
(b) The performance of the Funds shown on this page does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.
(c) Excludes merger activity.
(w) Had the Fund not amortized premiums and accreted discounts on debt securities, the annual ratio of net investment income to average net assets would have been 5.32% for the year ended December 31, 2001.
(x) Had the Fund not amortized premiums and accreted discounts on debt securities, the annual ratio of net investment income to average net assets would have been 6.37% for the year ended December 31, 2001.

--------------------------------------------------------------------------------

                                Less Distributions
----------------------------------------------------------------------------------                          --------------
             Distribution
Distribution   From Net   Distribution in Distribution                             Net Assets
  From Net     Realized      Excess of        From                                  Value at    Total         Net Assets
 Investment    Gains on   Net Investment    Capital        Total        Capital       End     Investment    End of Period
   Income    Investments   Income/Gains     Paid-in    Distributions Contributions of Period  Return(b)     (000s Omitted)
------------ ------------ --------------- ------------ ------------- ------------- ---------- ----------    --------------

   (0.41)        (0.03)          --              --        (0.44)          --         10.23       5.67%         241,117
 (0.53)             --           --              --        (0.53)          --         10.11       8.09%         149,450
 (0.61)             --           --              --        (0.61)          --          9.86       7.98%          80,109
 (0.61)             --           --              --        (0.61)          --          9.72       2.96%          68,844
 (0.61)             --           --              --        (0.61)          --         10.05       5.82%          77,194

---------------------------------------------------------------------------------------------------------------------------
  $(0.51)       $(0.04)        $ --          $   --       $(0.55)        $ --        $10.30       9.95%        $208,095
   (0.58)        (0.01)          --              --        (0.59)          --          9.89       7.76%         129,358
   (0.63)           --           --              --        (0.63)          --          9.74      11.81%          64,768
   (0.61)           --           --              --        (0.61)          --          9.32      (2.57)%         38,436

   (0.42)        (0.10)          --              --        (0.52)          --         10.19       7.20%*         28,001

---------------------------------------------------------------------------------------------------------------------------

 (0.53)             --           --              --        (0.53)          --          9.70       7.25%         987,454
 (0.58)             --           --              --        (0.58)          --          9.55       7.48%         947,514
 (0.60)             --           --              --        (0.60)          --          9.44      10.45%         842,299
 (0.71)             --           --              --        (0.71)          --          9.12      (0.94)%        850,286
 (0.69)          (0.14)          --              --        (0.83)          --          9.92       8.23%         907,121

---------------------------------------------------------------------------------------------------------------------------

   (0.62)           --           --              --        (0.62)          --          5.91      (4.51)%         60,781
   (0.68)           --           --              --        (0.68)          --          6.83       2.13%          51,274
   (0.74)           --           --              --        (0.74)          --          7.33     (10.81)%         25,978
   (0.70)           --           --              --        (0.70)          --          8.99       5.13%          19,921

   (0.46)        (0.01)          --              --        (0.47)          --          9.23      (2.98)%*        14,789

---------------------------------------------------------------------------------------------------------------------------

  (0.46)         (0.05)          --              --        (0.51)          --         11.06      18.85%          78,471
   (0.45)           --           --              --        (0.45)          --          9.74      (1.45)%         47,646
   (0.63)           --           --              --        (0.63)          --         10.34      12.00%          68,473
   (0.56)           --           --              --        (0.56)          --          9.82      (2.16)%         70,991
   (0.29)        (0.09)          --           (0.18)       (0.56)          --         10.60       9.15%          66,791


---------------------------------------------------------------------------------------------------------------------------

    (0.01)          --           --              --        (0.01)          --          1.00       1.48%         918,116
    (0.04)          --           --              --        (0.04)          --          1.00       3.93%         745,516
    (0.06)          --           --              --        (0.06)          --          1.00       6.29%(ff)     496,853
    (0.04)          --           --              --        (0.04)          --          1.00       5.05%         451,235
    (0.05)          --           --              --        (0.05)          --          1.00       5.40%         395,195

---------------------------------------------------------------------------------------------------------------------------


                    Net
 Operating      Investment
Expenses to    Income (Loss)  Portfolio
  Average       to Average    Turnover
Net Assets      Net Assets      Rate
-----------    -------------  ---------

   0.68%            4.29%       97.00%
   0.48%            5.20%(w)    86.39%
   0.36%            6.27%       52.68%
   0.43%            6.25%      100.04%
   0.53%            6.17%      184.50%

-----------------------------------------
   0.22%(y)         5.30%       57.31%
   0.24%            5.77%(x)    68.70%
   0.25%(y)         6.80%       40.46%
   0.29%(y)         6.56%       17.06%

   0.40%**(y)       6.17%**     21.09%*

-----------------------------------------

   0.69%            5.24%      290,73%
   0.67%            5.97%(z)   206.80%(c)
   0.41%(aa)        6.98%      224.24%
   0.28%            6.97%      182.90%
   0.29%            6.84%      228.74%

-----------------------------------------

   0.90%(bb)        9.84%       89.30%
   0.80%(bb)       10.39%(cc)   32.50%
   0.75%(bb)        8.88%       21.94%
   0.80%(bb)        7.94%       38.62%

   0.90%**(bb)      7.43%**     17.67%*

-----------------------------------------

   0.95%(dd)        3.53%       64.15%
   0.95%(dd)        3.73%(ee)   41.75%
   0.81%(dd)        4.71%      259.60%
   0.83%(dd)        4.70%      332.06%
   0.95%(dd)        5.27%      186.70%


-----------------------------------------

   0.32%            1.46%         n/a
   0.32%            3.72%         n/a
   0.29%            6.05%         n/a
   0.31%            4.95%         n/a
   0.31%            5.29%         n/a

-----------------------------------------

(y) Expense ratio is net of expense reimbursements. Had such reimbursements not been made, the annual expense ratio would have been .25%, .27%, .35% and .71% for the years ending December 31, 2002, 2000, 1999 and 1998, respectively.
(z) Had the Fund not amortized premiums and accreted discounts on debt securities, the annual ratio of net investment income to average net assets would have been 6.28% for the year ended December 31, 2001.
(aa) Expense ratio is net of expense reimbursements. Had such reimbursements not been made, the annual expense ratio would have been .44% for the year ending December 31, 2000.
(bb) Expense ratio is net of expense reimbursements. Had such reimbursements not been made, the annual expense ratio would have been .96%, .90%, .87%, 1.04% and 2.03% for the years ending December 31, 2002, 2001, 2000, 1999 and 1998, respectively.
(cc) Had the Fund not amortized premiums and accreted discounts on debt securities, the annual ratio of net investment income to average net assets would have been 9.35% for the year ended December 31, 2001.
(dd) Expense ratio is net of reimbursements. Had such reimbursements not been made, the annual expense ratio would have been 1.01%, .95%, .91%, .84% and 1.02% for the years ended December 31, 2002, 2001, 2000, 1999 and 1998, respectively.
(ee) Had the Fund not amortized premiums on debt securities, the annual ratio of net investment income to average net assets would have been 3.96% for the year ended December 31, 2001.
(ff) The total investment return includes the effect of the capital contribution of $0.01 per share. The total investment return without the capital contribution would have been 6.18%.

Trust Business Structure

The diagram below shows the basic business structure of the Trust. The Trust's trustees oversee the Trust's investment and business activities and hire various service providers to carry out the Trust's operations.

                                  [FLOW CHART]

APPENDIX A

Capital Guardian Trust Company uses a multiple portfolio manager system in which each Fund it subadvises is divided into segments that are managed by individual portfolio managers and/or research analysts. This multiple manager approach seeks to deliver the best ideas of individual portfolio managers and analysts within each Fund. Each portfolio manager and research analyst decides how their respective segment will be invested within the limits provided by the Fund's goal and strategy and investment policies. Capital Guardian's Investment Committee determines the specific allocation to individual portfolio managers and the research analyst team. The equity portion of the Managed Fund and a segment of the Overseas Equity Fund are managed directly by the equity research analysts, led by the Research Portfolio Coordinator, each of whom has investment discretion over a segment of the total Portfolio. The size of each analyst's segment will vary over time and may be based upon: (1) the level of conviction of specific research analysts as to their designated sectors; (2) industry weights within the relevant benchmark for the Fund; and (3) the judgment of the Research Portfolio Coordinator in assessing the level of conviction of research analysts compared to industry weights within the relevant benchmark. Set forth below are details regarding the multiple portfolio managers of Capital Guardian who are involved in the management of the Funds indicated:

MANAGED FUND

Equity Investments:

The Equity Research team consists of the following 25 research analysts with an average of 11 years experience with Capital Guardian and 14 years of industry experience:

Gene Barron                                      John A. Longhurst
Andrew F. Barth (Research Portfolio Coordinator) Reed H. Lowenstein
Terry Berkemeier                                 Karen A. Miller
Eugene Cheah                                     Jason M. Pilalas
Steven Connell                                   Lars Reierson
Caroline E. Ford                                 Carlos A. Schonfeld
Irfan M. Furniturewala                           Lawrence R. Solomon
Zachary E. Guevara                               Eric H. Stern
Mark Hickey                                      Suzanne Stewart
Todd S. James                                    Eva Sudol
James S. Kang                                    Steven R. Wanek
Karin L. Larson                                  Alan J. Wilson
Jin Lee

Fixed Income Investments:

Christine Cronin                                 James R. Mulally
----------------                                 ----------------
Vice President of subadviser                     Senior Vice President of subadviser
Joined subadviser in 1997                        Joined subadviser in 1980

Michael Locke                                    -
-------------
Vice President of subadviser
Joined subadviser in 1996

OVERSEAS EQUITY FUND

Non-U.S. Equity Investments:

David I. Fisher                     Christopher A. Reed
---------------                     -------------------
Chairman of subadviser              Vice President of subadviser
Joined subadviser in 1969           Joined subadviser in 1994

Harmut Giesecke                     Lionel M. Sauvage
---------------                     -----------------
Joined subadviser in 1971           Senior Vice President of subadviser
                                    Joined subadviser in 1987

Arthur J. Gromadzki                 Nilly Sikorsky
-------------------                 --------------
Joined subadviser in 1987           President of subadviser
                                    Joined subadviser in 1962

Richard N. Havas                    Rudolf M. Staehelin
----------------                    -------------------
Senior Vice President of subadviser Senior Vice President of subadviser
Joined subadviser in 1986           Joined subadviser in 1981

Nancy I. Kyle                       Non-U.S. Equity Research Team
-------------                       -----------------------------
Senior Vice President of subadviser 31 Research Analysts
Joined subadviser in 1991           Average 8 Years with Capital Guardian
                                    Average 13 Years with industry experience
Gerald du Manoir
----------------
Research Team Coordinator
Joined subadviser in 1990


GLOBAL BOND FUND

Mark A. Brett                       James R. Mulally
-------------                       ----------------
Senior Vice President of subadviser Senior Vice President of subadviser
Joined subadviser in 1993           Joined subadviser in 1980

Mark Dalzell
------------
Vice President of subadviser
Joined subadviser in 1988

Laurentius Harrer
-----------------
Vice President
Joined subadviser in 1993

APPENDIX B

HEALTH SCIENCES FUND

Wellington Management Company, LLP uses a Health Sciences Sector Team to provide day to day investment management services to the Health Sciences Fund. Set forth below are the members of that team:


Ann C. Gallo                        Joseph H. Schwartz
------------                        ------------------
Senior Vice President of subadviser Senior Vice President of subadviser
Joined subadviser in 1998           Joined subadviser in 1983

Jean M. Hynes                       Robert L. Deresiewicz
-------------                       ---------------------
Senior Vice President of subadviser Assistant Vice President of subadviser
Joined subadviser in 1991           Joined subadviser in 2000
Kirk J. Mayer                       Assistant Professor of Medicine, Harvard Medical School, and
-------------                       Associate Physician, Brigham and Women's Hospital 1987-1998
Vice President of subadviser
Joined subadviser in 1998

GROWTH & INCOME FUND

Putnam Investment Management, LLC uses a portfolio team to provide day to day investment management services to the Growth & Income Fund. Set forth below are members of that team:

Portfolio leader:

Brian O'Toole
-------------
Managing Director and Chief Investment
Officer of subadviser
Joined subadviser in 2002
Managing Director and Head of U.S. Growth
Equities, Citigroup Asset Management 1998-2002

Portfolio members:

Tony H. Elavia, Ph.D.
---------------------
Managing Director and Portfolio
Manager of subadviser
Joined subadviser in 1999
President, TES Partners 1998-1999

David J. Santos
---------------
Senior Vice President and Senior
Portfolio Manager of subadviser
Joined subadviser in 1986

Walton D. Pearson
-----------------
Senior Vice President and Senior
Portfolio Manager of subadviser
Joined subadviser in 2003
Senior Vice President and Portfolio
Manager, Alliance Capital Management 1993-2003

For more information



This prospectus should be used only with a variable contract prospectus.

John Hancock Variable
Series Trust I
John Hancock Place
Boston, Massachusetts 02117

Two documents are available that offer further information on John Hancock Variable Series Trust I:

Annual/Semiannual Report to shareholders

Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, and the auditors' report (in the annual report only).

Statement of Additional Information (SAI)

The SAI contains more detailed information on all aspects of the funds.

A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into (i.e., is legally a part of) this prospectus.

To request a free copy of the current annual/semiannual report or the SAI, or to make shareholder inquiries, please contact:

By mail:

John Hancock Variable Series Trust I
John Hancock Place
Boston, MA 02117

By phone:  1-800-732-5543

Or you may view or obtain these documents from the SEC:

In person:  at the SEC's Public Reference Room in Washington, DC

By phone:  1-202-942-8090

By mail: Office of Public Reference Securities and Exchange Commission 450 5th Street, N.W., Room 1300
Washington, DC 20549-0102
(duplicating fee required)

By e-mail:  publicinfo@SEC.gov

On the Internet:  www.sec.gov

SEC File Number:  811-4490


VSTPRO-1

                                  JOHN HANCOCK
                             VARIABLE SERIES TRUST I

                       STATEMENT OF ADDITIONAL INFORMATION

                                   May 1, 2003

         This Statement of Additional Information (sometimes referred to herein as the "SAI") is not a prospectus. It is intended that this Statement of Additional Information be read in conjunction with the Prospectus of John Hancock Variable Series Trust I, dated May 1, 2003. A copy of the Prospectus may be obtained from John Hancock Variable Series Trust I, John Hancock Place, P.O. Box 111, Boston, Massachusetts 02117, telephone number 1-800-REAL LIFE.

         This Statement of Additional Information relates to thirty of the Trust's current "Funds."

              The Trust's Financial Statements and Investment Performance Information

         The Trust's financial statements appearing in its Annual Report to contract holders and the report of Ernst & Young LLP, independent auditors of the Trust, which appears therein, are incorporated by reference into this Statement of Additional Information. The information about the total investment returns achieved by the Trust's various Funds, is also incorporated herein by reference. No other portions of the Annual Report are incorporated by reference. A free copy of the Annual Report to contract holders may be obtained by writing to the address or calling the number above.

                                TABLE OF CONTENTS

                                                                                            Page in this
                                                                                            Statement of
                                                                                              Additional
                                                                                             Information
                                                                                             -----------
A.  What Is the Trust?                                                                            4

B.  The Trust's Business History                                                                  4

C.  The Funds' Investment Activities and Their Risks                                              5
         1.  Investing in Money Market Instruments                                                5
         2.  Investing in Other Fixed Income Obligations                                          5
         3.  Investing in Equity Securities                                                       7
         4.  Investing in Real Estate Securities                                                  9
         5.  Investing in Foreign Securities                                                      9
         6.  Techniques and Instruments for Managing Currency                                    11
                 Exposure
         7.  Reallocating a Fund's Assets Among Asset Classes                                    13
         8.  Adopting a Temporary Defensive Strategy                                             13
         9.  Investing With an Index-Based Objective                                             14
        10.  Investing on a Non-Diversified Basis                                                16
        11.  Using Options                                                                       16
        12.  Using Options on Securities                                                         18
        13.  Using Financial Futures Contracts, Options on Such Contracts
                 and Options on Stock Indexes                                                    19
        14.  Using "Swaps, "Caps," "Floors" and "Collars"                                        23
        15.  Investing In Other Investment Companies                                             24
        16.  Purchasing "When Issued" Securities and Forward
                 Commitments                                                                     25
        17.  Short-Term Trading                                                                  26
        18.  Entering Into Repurchase Agreements                                                 26
        19.  Participating in Joint Trading Accounts                                             26
        20.  Lending of Fund Securities                                                          27
        21.  Using Reverse Repurchase Agreements and Mortgages
                 "Dollar Rolls"                                                                  27
        22.  Investing in Rule 144A and Illiquid Securities                                      28
        23.  Investing in Preferred Stock, Convertible Securities and Warrants                   28
        24.  Investing in Initial Public Offerings ("IPOs")                                      28

D.  The Funds' Fundamental Investment Restrictions                                               29

E.  Board of Trustees and Officers of the Trust                                                  30

F.  Investment Advisory Arrangements                                                             34
         1. The Trust's Investment Advisory Arrangements With
                 John Hancock                                                                    34
         2.  The Trust's Arrangements With Subadvisers                                           36
         3.  Dollar Amounts of Advisory Fees, Subadvisory Fees, and
                 Expense Reimbursements                                                          40
         4.  Basis of Trustee Approval of Continuance of Advisory Agreements                     41

                                                                                    Page in this
                                                                                    Statement of
                                                                                      Additional
                                                                                     Information
                                                                                     -----------
G.  Arrangements With Other Service Providers                                            46
         1.  Underwriting and Indemnity Agreement                                        46
         2.  Custody of the Trust's Assets                                               46
         3.  Subadministration Agreement With State Street Bank                          47
         4.  Independent Auditors                                                        47

H.  Portfolio Transactions and Brokerage Allocation                                      48

I.  Codes of Ethics                                                                      51

J.  Features of the Trust's Shares                                                       52

K.  Shareholder Meetings and Voting Rights                                               53

L.  Sales and Redemptions of Fund Shares                                                 53

M.  Computing the Funds' Net Asset Value                                                 54

N.  Taxes                                                                                56

O.  Information About Fund Performance                                                   56

P.  Legal Matters                                                                        57

Q.  Reports to Contractholders                                                           57

Appendix A - Corporate Bond Ratings                                                      58

A.  WHAT IS THE TRUST?

         John Hancock Variable Series Trust I (the "Trust"), and each of the Funds of the Trust, is an open-end management investment company. With the exception of the Managed, Growth & Income, Large Cap Growth, Large Cap Aggressive Growth, Real Estate Equity, Health Sciences and Global Bond Funds, each of the Funds is a "diversified" Fund within the meaning of the Investment Company Act of 1940 (the "Investment Company Act").

         Shares of the Trust are currently sold to John Hancock Variable Life Accounts U, V, and S to support variable life insurance policies issued by John Hancock Variable Life Insurance Company ("JHVLICO"); John Hancock Variable Annuity Accounts H, U, and V to support variable annuity contracts issued by John Hancock Life Insurance Company ("John Hancock"); John Hancock Variable Annuity Accounts I and JF to support variable annuity contracts issued by JHVLICO; and John Hancock Variable Life Account UV to support variable life insurance policies issued by John Hancock. It is anticipated that, in the future, Trust shares may be sold to other separate investment accounts of JHVLICO and John Hancock and to separate investment accounts of other insurance companies (which may or may not be affiliated with John Hancock). Each of these separate investment accounts is hereinafter referred to as a "Separate Account."

         Because the Separate Accounts currently own all of the Trust's shares, those Separate Accounts (or John Hancock and JHVLICO) may be deemed to control the Trust. John Hancock and JHVLICO, in turn, are both directly or indirectly controlled by John Hancock Financial Services, Inc., a publicly-traded holding company. The Trust issues a separate series of shares of beneficial interest for each Fund. Each share issued with respect to a Fund has a pro rata interest in the net assets of that Fund. The assets of each Fund are charged with the liabilities of that Fund and a proportionate share of the general liabilities of the Trust.

B.  THE TRUST'S BUSINESS HISTORY

         The Trust is, in part, a successor to three Separate Accounts of JHVLICO, as well as the six Separate Accounts of John Hancock described below. On March 28, 1986, all of the investment assets and related liabilities of the Variable Life Stock, Bond, and Money Market Accounts were transferred to what are now the Growth & Income, Active Bond and Money Market Funds of the Trust, respectively, in exchange for shares of those Funds.

         On February 20, 1987, all of the investment assets and related liabilities of six Variable Annuity Stock, Bond and Money Market Accounts were transferred to what are now the Growth & Income, Active Bond and Money Market Funds of the Trust, respectively, in exchange for shares of these Funds. The Trust itself was incorporated on September 23, 1985, under the laws of the State of Maryland and was reorganized as a Massachusetts business trust effective April 29, 1988.

         Over the years, several Funds have been re-named as follows:

                                                                                  Year of
               Current Fund Name                         Prior Name(s)            Change
               -----------------                         ------------             ------
Active Bond                                Sovereign Bond                           2000
                                           Bond                                     1996

Earnings Growth                            Multi Cap Growth                         2003
                                           Mid Cap Growth                           2002

Fundamental Growth                         Fundamental Mid Cap Growth               2000

Fundamental Value                          Large/Mid Cap Value                      2002

Global Bond                                Strategic Bond                           1999

                                                                                       Year of
       Current Fund Name - continued               Prior Name(s) - continued           Change
       -----------------------------               -------------------------           ------
Growth & Income                              Stock                                        1996

International Equity Index                   International Equities                       1998
                                             International                                1995
                                             Global                                       1994

Large Cap Growth                             Select Stock                                 1996
                                             Aggressive Stock                             1994

Managed                                      Total Return                                 1994


Overseas Equity                              Global Balanced                              2003
                                             International Balanced                       2000

Short-Term Bond                              Short-Term U.S. Government                   1998

Small/Mid Cap Growth                         Diversified Mid Cap Growth                   1999
                                             Special Opportunities                        1998

Small Cap Emerging Growth                    Small Cap Equity                             2003
                                             Small Cap Value                              2000

Small Cap Value                              Small/Mid Cap Value                          2001


C.  THE FUNDS' INVESTMENT ACTIVITIES AND THEIR RISKS

1.       Investing in Money Market Instruments

         The Money Market Fund invests exclusively in "money market" instruments; all the other Funds may invest in these instruments to some extent. These are high quality, short-term fixed income obligations. Because of their nature, money market instruments generally do not carry significant risks of loss, but do have some credit and interest rate risk. The principal risk is that a Fund's return on money market instruments will be less than it would have earned on a riskier investment.

2.       Investing in Other Fixed Income Obligations

         a. Overview: The following Funds invest primarily in non-money market fixed income (i.e., "debt") securities: the Short-Term Bond, Bond Index, Total Return Bond, Active Bond, High Yield Bond and Global Bond Funds. The Managed Fund can vary its holdings of these securities within a broad range and the Financial Industries Fund may have a modest exposure in these securities from time to time. The other Funds may also invest in non-money market debt to a limited extent from time to time.

         Various types of risk associated with these securities are discussed in the balance of this Section 2.

         b. Interest rate risk: In general, debt securities with longer maturities than money market instruments have exposure to interest rate risk. Changes in generally prevailing market interest rates alter a debt security's market value and introduce volatility into the rate of return of a Fund that invests in such securities. When prevailing interest rates go up, the market value of debt securities tends to go down and vice versa. This sensitivity of the market value of a debt security to changes in interest rates is generally related to the "duration" of the instrument. The market value of a shorter-term fixed income security is generally less sensitive to interest rate moves than that of a longer-term security. For example, the interest rate risk of the Short-Term Bond Fund, although moderate, is below that of traditional intermediate or long-term bond portfolios.

     c. Credit risk: The value of a fixed income security may also change as a result of market perceptions regarding its credit risk: i.e., the ability of the borrower to repay its debts. The market value of a fixed income security can fall when the market perceives the borrower to be less credit worthy. Conversely, the market value of a fixed income security can increase due to its borrower being perceived as financially stronger. All Funds that invest in debt securities, including money market securities, may have some exposure to credit risk.

     Even some U.S. Government obligations have a degree of credit risk. "U.S. Government obligations" are bills, certificates of indebtedness, notes and bonds issued or guaranteed as to principal or interest by the United States or by agencies or authorities controlled or supervised by and acting as instrumentalities of the U.S. Government and established under the authority granted by Congress. Some obligations of U.S. Government agencies, authorities, and other instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; and others only by the credit of the issuing agency, authority, or other instrumentality. These latter types of obligations, therefore, do have a degree of credit risk. U.S. Government obligations are used most in the Bond Index, Active Bond, and Global Bond Funds. All of the other Funds may also invest in U.S. Government obligations to some extent.

     Securities having one of the four highest rating categories for debt securities as defined by Moody's Investors Services, Inc. (Aaa, Aa, A, or Baa) or Standard and Poor's Corporation (AAA, AA, A, or BBB) or, if unrated, determined to be of comparable quality by the subadviser, are referred to as "investment grade." The meanings of such ratings are set forth in Appendix A to this Statement of Additional Information. Lower-rated bonds have more credit risk than higher rated bonds.

     d. Risk of lower-quality instruments: High-yield bonds (or "junk" bonds) are debt securities rated below "investment grade" as defined above. The value of these lower rated securities generally is more subject to credit risk than is the case for higher rated securities, and their values tend to respond more to changes in interest rates or changes in market perceptions regarding their credit risk.

     Investments in companies issuing high yield securities are considered to be more speculative than higher quality instruments. As such, these securities typically pay a higher interest rate than investment grade securities.

     Issuers of high yield securities are typically in weak financial health, and their ability to pay back principal and interest on the bonds they issue is uncertain. Some of these issuers may be in default or bankruptcy. Compared with issuers of investment-grade bonds, they are more likely to encounter financial difficulties and to be materially affected by these difficulties when they do encounter them.

     High yield bond markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectations of adverse news. These debt securities may also have less liquid markets than higher rated securities.

     Judgment plays a greater role in valuing high yield securities than in the case of other securities for which more extensive quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services used by a Fund to value its portfolio securities, and the ability of the Fund to dispose of its lower-rated bonds.

     Past experience may not provide an accurate indication of future performance of high yield securities, especially during periods of economic recession. The market prices of high yield securities may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. During an economic downturn, the ability of issuers of lower-rated debt to service their payment obligations, meet projected goals, or obtain additional financing may be impaired. In some cases, a Fund may find it necessary, at its own expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interests of security holders, if it determines this to be in the interest of Fund investors.

     All Funds that invest in debt securities (other than the Money Market Fund) may at times have some exposure to high yield securities. The High Yield Bond Fund invests primarily in these securities. The only other Fund most likely to invest a significant portion of its assets in high yield securities is the Active Bond Fund. The Managed, Total Return Bond, Short-Term Bond and Global Bond Funds may also invest in high yield securities to some extent. In contrast, the Bond Index Fund will not invest in debt securities that are not at least investment grade at the time of purchase, but could end up holding high yield securities if downgraded to below investment graded after already having been purchased for the Fund.

     Although not customarily referred to as "high yield" securities or "junk bonds," debt securities that fall in the lowest rating within the investment grade category are considered medium grade securities that have some speculative characteristics. Accordingly, to a lesser degree, they may present the same risks discussed above with respect to high yield securities.

     The considerations discussed above for lower-rated debt securities also are applicable to lower quality unrated debt instruments of all types, including loans and other direct indebtedness of businesses with poor credit standing. Unrated debt instruments are not necessarily of lower quality than rated securities, but they may not be attractive to as many buyers.

     e. Prepayment/Call risk: Prepayment risk is the risk that the obligor on a debt security may repay or "call" the debt before it is due. Most mortgage backed securities, asset backed securities, other public bond debt securities and 144A securities that a Fund might own are exposed to this risk. U.S. Government securities typically have minimal exposure to this risk. Prepayment/call is most likely to occur when interest rates have declined and a borrower can refinance the debt at a lower interest rate level. Generally, a Fund reinvests the proceeds resulting from prepayments in a lower yielding instrument. This results in a decrease in the Fund's current yield. The values of securities that are subject to prepayment/call risk also tend to increase less in response to declining interest rates and decrease more in response to increasing interest rates than would the value of otherwise similar securities that do not have prepayment or "call" features.

     All Funds that invest in debt securities may at times have some exposure to prepayment/call risk. The Funds most likely to invest a significant portion of their assets in debt securities with prepayment/call features are the Managed, Total Return Bond, Short-Term Bond, Bond Index, Active Bond, High Yield Bond and Global Bond Funds.

     f. Risks of "zero coupon" instruments: All of the Funds may, in varying degrees, invest in debt instruments that provide for payment of interest at the maturity date of the instrument (or payment of interest in the form of additional securities), rather than payment of interest in cash periodically over the life of the instrument. The values of such instruments tend to respond more to changes in interest rates than do otherwise comparable debt obligations that provide for periodic interest payments. The Funds most likely to invest a significant amount of their assets in instruments that are subject to this volatility risk are the Managed, Total Return Bond, Short-Term Bond, Bond Index, Active Bond, High Yield Bond and Global Bond Funds. However, all Funds that invest in debt securities may at times have some exposure to this risk.

3.   Investing in Equity Securities

     a. Overview: All of the Funds intend to invest to some degree in common stock or other equity securities, except for the Short-Term Bond, Bond Index, and Money Market Funds. All Equity, Sector and International/Global Equity Funds may invest in equity securities and are expected to make such securities their primary investment. The Managed Fund invests a substantial portion of its assets in equity securities, but also invest a substantial amount of its assets in debt obligations. The Active Bond, Total Return Bond, Global Bond and High Yield Bond Funds will invest in equity securities only to a limited extent and will invest primarily in debt obligations.

     General risks of investing in equity securities are discussed in the balance of this Section 3.

     b. Equity risk: Investments in common stock or other equity securities historically have offered a higher rate of return than money market instruments or longer term debt securities. However, the risk associated with equity securities also tend to be higher, because the investment performance of equity securities depends upon factors which are difficult to predict. The fundamental risk associated with any equity portfolio is the risk that the value of the investments it holds might decrease in value. Equity security values may fluctuate in response to the activities of an individual company or in response to general market, interest rate, and/or economic conditions.

     c. Market capitalization risk: One indication of the relative risk of a common stock investment is the size of the company, which is typically defined by reference to its "market capitalization." Market capitalization is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding.

     Investing in larger capitalization companies generally involves a lesser degree of risk than investing in smaller capitalization companies. Conversely, investing in the equity securities of smaller companies generally involves greater risks and potential rewards than investing in larger, more established companies. Small capitalization companies, in particular, often have limited product lines, markets or financial resources, and they may depend upon a small group of relatively inexperienced managers. Investments in such companies can be both more volatile and more speculative. These securities may have limited marketability and are subject to more abrupt or erratic market movements than securities of larger companies or the market in general.

     The U.S. equity securities of the Equity Index, Large Cap Value, Large Cap Value CORE, Large Cap Growth, Large Cap Aggressive Growth, and Earnings Growth Funds are generally expected to represent primarily companies that qualify as large cap issuers. These Funds also may invest in the equity securities of companies that qualify as small and mid cap issuers.

     The U.S. equity securities of the Growth & Income, Fundamental Value, Fundamental Growth, Managed, and Overseas Equity Funds are generally expected to represent primarily large and mid cap issuers. These Funds also may invest in the equity securities of companies that qualify as small cap issuers.

     The U.S. equity securities of the Mid Cap Value Fund is generally expected to represent primarily mid cap issuers. The Fund also may invest in the equity securities of companies that qualify as small cap issuers and, to a lesser extent, in the equity securities of companies that qualify as large cap issuers.

     The U.S. equity securities of the Small/Mid Cap Growth and Small/Mid Cap CORE Funds are generally expected to represent companies that qualify as small cap and mid cap issuers. These Funds also may invest in the equity securities of companies that qualify as large cap issuers.

     The U.S. equity securities of the Small Cap Emerging Growth, Small Cap Value and Small Cap Growth Funds are generally expected to represent primarily companies that qualify as small cap issuers. Although these Funds also may invest significant amounts in the equity securities of companies that qualify as mid cap issuers, it is expected that they would rarely invest in the equity securities of companies that qualify only as large cap issuers.

     The Real Estate Equity and Health Sciences Funds have broad latitude to invest in companies of any size, depending on the market capitalization of the respective sectors covered by those Funds. The Financial Industries Fund also has broad latitude to invest in companies of any size, depending on the market capitalization of the sectors it covers, but is generally expected to represent companies that qualify as small and mid cap issuers (although it may also invest in companies that qualify as large cap issuers).

         Three capitalization levels are currently used by the Trust for non-U.S. equities: large, medium ("mid"), and small.

      . Large cap: Companies having a capitalization greater than $5 billion . Mid cap: Companies having a capitalization between $1 billion and $5 billion
      .  Small cap: Companies having a capitalization less than $1 billion

     The non-U.S. equity securities of the International Equity Index Fund are generally expected to represent primarily non-U.S. companies that qualify as large cap issuers. This Fund also may invest in the equity securities of non-U.S. companies that qualify as small and mid cap issuers.

     The non-U.S. equity securities of the International Opportunities, International Opportunities B and Overseas Equity Funds are generally expected to represent primarily non-U.S. companies that qualify as large and mid cap issuers. These Funds also may invest in the equity securities of non-U.S. companies that qualify as small cap issuers.

     The Emerging Markets Equity has broad latitude to invest in companies of any size.

4.   Investing in Real Estate Securities

     a. Overview: The Real Estate Equity Fund invests primarily in companies with activities related to the real estate industry, such as real estate investment trusts ("REITs") that own commercial and multifamily residential real estate, real estate operating companies ("REOCs") that derive the majority of their revenue, income or asset value from real estate and other companies engaged in non-real estate businesses but whose real estate holdings are significant in relation to the market value of their common stock.

     The securities purchased will be principally common stock (and securities convertible into or with rights to purchase common stock) but a portion of the Fund may be invested in preferred stock. The Fund may also invest in commercial mortgage securities (debt obligations secured by commercial property), collateralized mortgage obligations (mortgage pass through securities secured by commercial mortgage pools) and master limited partnerships from time to time, but does not do so on the date of this Statement of Additional Information.

     In addition to the Real Estate Equity Fund, all of the other Funds may have some exposure to real estate risks through investments in companies engaged in real estate related businesses or investments in debt instruments secured by real estate or interests in real estate.

     b. Risks of real estate securities: Generally speaking, real estate securities may be affected by risks similar to those resulting from the direct ownership of real estate, as well as by market risks due to changes in interest rates and by the overall volatility of the equity markets. The market value of shares in equity real estate investment trusts and commercial property companies, in particular, is heavily dependent upon the value of their underlying properties. Overbuilding, declines in local or regional economic conditions, financial difficulties on the part of major tenants and increases in real estate taxes and operating expenses all could decrease the value of the real estate investments.

5.   Investing in Foreign Securities

     a. Overview: Investments in foreign securities may be made in a foreign-denominated security, or in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") or other U.S. dollar denominated securities representing underlying shares of foreign securities. ADRs, EDRs, GDRs and other securities representing underlying shares of foreign securities may not necessarily be denominated in the same currency as the securities into which they may be converted, but rather in the currency of the market in which they are traded. ADRs are receipts, typically issued by an American bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe by banks or depositories which evidence a similar ownership arrangement. GDRs are receipts issued in two or more markets by banks or depositaries which evidence a similar ownership arrangement. Generally, ADRs are designed for use in U.S. securities markets, EDRs for use in European securities markets, and GDRs for use in multiple securities markets.

     Investments in debt securities issued by foreign issuers may be made in foreign-denominated debt instruments or in the form of U.S. dollar denominated debt securities issued by foreign issuers and publicly traded in the United States ("Yankees") or in Europe ("Eurobonds").

     The International Equity Index, International Opportunities, and Emerging Markets Equity Funds invest primarily in foreign securities, including foreign-denominated securities. The Health Sciences, Overseas Equity and Global Bond Funds invest a significant portion of their assets in foreign securities, including foreign-denominated securities. To a lesser extent, the Large Cap Value, Earnings Growth, Small Cap Emerging Growth, Real Estate Equity, Financial Industries, Managed, and High Yield Bond Funds may also invest in foreign securities, and all of these Funds excluding Earnings Growth may invest in foreign-denominated securities.

     Funds investing in equity securities may also invest in ADRs and other U.S. dollar denominated foreign securities. Funds investing in debt securities may also invest in foreign debt securities denominated in U.S. dollars (i.e., Yankees and Eurobonds).

     The Emerging Markets Equity Fund invests primarily in developing countries commonly known as "emerging markets." To a lesser extent, other Funds may also invest in emerging markets securities denominated in U.S. dollars or any other currency.

     Risks of investing in foreign securities are discussed in the paragraphs that follow:

     b. Currency risks: When a Fund buys foreign-issued securities, it usually must pay for those securities in the local currency. Therefore, the Fund must convert funds into the local currency to the extent necessary for this purpose. Similarly, when a Fund sells a foreign security, it may receive payment in the local currency. Therefore, if the Fund does not wish to continue to hold that currency, it must enter into a transaction disposing of it.

     In these ways, therefore, a Fund may temporarily hold foreign currency in order to facilitate the purchase and sale of foreign securities. This exposes the fund to the risk that the foreign currency's value could, while the Fund was temporarily holding that currency, decline relative to the U.S. dollar. This could result in a loss to the Fund, because the Fund's assets and shares are valued in U.S. dollars. On the other hand, the Fund could experience gains if the foreign currency's value, relative to the U.S. dollar, increases during the period when the Fund holds that currency.

     More fundamentally, however, because the Fund values its assets and shares in U.S. dollars, the Fund's gains and/or losses on investments that are denominated or traded in foreign currencies will depend in part on changes in the value of that currency relative to the U.S. dollar. This exposes the Fund to the risk of loss if that foreign currency loses value, as well as the possibility of gains if that currency gains value, relative to the U.S. dollar.

     The Funds may (but are not required to) employ certain strategies to limit their risks or otherwise manage their exposure to foreign currencies. Such currency management techniques, as well as the risks that those techniques themselves present, are discussed in Section 6. below.

     Also, a risk exists that a foreign country may have or implement restrictions on transactions in its currency that prevent a Fund from effectively managing or reducing its exposure to that currency, even after the Fund has disposed of any securities denominated or traded in that currency.

     c. Political and economic risk: Foreign securities often are subject to heightened political and economic risks, particularly in emerging markets or other underdeveloped or developing countries, which may have relatively unstable governments and economies based on only a few industries. Foreign governments may take over the assets or operations of a company, may impose additional taxes, or may place limits on the removal of the Fund's assets from that country. However, investments in foreign securities also offer the opportunity to diversify holdings and to invest in economies whose growth may outpace that of the United States.

     d. Regulatory risk: Generally, there is less government supervision of foreign markets. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers. There may be less publicly available information about foreign issuers than domestic issuers. These risks may be greater in emerging markets or other underdeveloped or developing countries.

     e. Market risk: Foreign securities markets, particularly those of emerging markets or other underdeveloped or developing countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities a Fund purchases before delivery of these securities to the Fund, and delays may be encountered in settling securities transactions. In some foreign markets, there may be limited protection against failures by other parties to complete their transactions with a Fund. There may be limited legal recourse against an issuer in the event of a default on a debt instrument held by a Fund.

     f. Transaction costs: Transaction costs of buying and selling foreign securities, including brokerage, tax, and custody costs, are generally higher than those involved in domestic transactions. This is particularly likely for investments in emerging markets, or other underdeveloped or developing countries.

6.   Techniques and Instruments for Managing Currency Exposure

     a. General considerations and risks: The Funds are not obligated to try to hedge against any change in the value of any currency. Even if a Fund wished to do so, there is no assurance that market conditions would be such as to make such hedging possible. In general, however, the more foreign securities a given Fund invests in, the greater its currency management activities are likely to be. The foreign currency management techniques and instruments discussed below do not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. A Fund may use certain types of these instruments in currency management strategies that expose that Fund to currencies other than the U.S. dollar. Although this would not be done for the purpose of "leveraging" the Fund's overall exposure to fluctuations in currency values, such strategies could expose the Fund to greater risks of loss and greater volatility than it otherwise would experience. Moreover, even where a Fund establishes positions designed to manage its foreign currency exposure, there is no assurance that this will be beneficial to the Fund. Such positions may cause a Fund to forego gains that it otherwise could have achieved or incur costs and losses that it would not otherwise have incurred. (In general the cost to the Funds of engaging in foreign currency management transactions varies with such factors as the currency involved, the type and duration of the instrument being used for this purpose, and the market conditions then prevailing.) It is entirely possible, therefore, that any effort to manage a Fund's currency exposure could have a negative effect on the Fund's investment performance.

     b. Techniques for managing currency exposure: The Funds may employ one or more of the following techniques for managing currency exposure:

           (i) Transaction hedging: When a Fund anticipates having to purchase or sell a foreign currency to facilitate a foreign securities transaction, it may wish to "lock in" the current exchange rate for that currency (vis-a-vis the U.S. dollar) and thus avoid (in whole or in part) exposure to further changes in that rate that could occur prior to when the purchase or sale proceeds are actually paid. This is called "transaction hedging."

               A Fund can do transaction hedging by purchasing or selling foreign currencies in the "spot" (i.e., cash) market. Alternatively, a Fund may use one or more of the instruments described in Section 6.c. below for transaction hedging.

               (ii) Portfolio hedging: A Fund may use one or more of the instruments described below to reduce its exposure to changes (relative to the U.S. dollar) in the value of a foreign currency during a period of time when the Fund owns securities that are denominated in, exposed to or traded in that currency. This is called "portfolio hedging." A Fund generally will not engage in portfolio hedging with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of establishing the hedge) of securities held by that Fund which are denominated in, exposed to or traded primarily in that particular foreign currency but may do so for purposes of transactions involving "proxy" currency or "cross hedging."

               (iii) "Proxy" currency: For purposes of transaction hedging or portfolio hedging, the Funds may use instruments on a "proxy" currency, instead of the currency being hedged. A proxy currency is one that the subadviser believes will bear a close relationship to the currency being hedged and believes will approximately equal the performance of such currency relative to the U.S. dollar. Nevertheless, changes in the value of the currency being hedged may not correspond to changes in the value of the proxy currency as expected, which could result in the currency hedge being more favorable or less favorable to the Fund than the subadviser had expected.

               (iv) Cross hedging: The Funds may use additional techniques when their subadvisers believe that the currency of a particular country may suffer a significant decline against the U.S. dollar or against another currency. In that case, a Fund may use an instrument that, in effect, simultaneously establishes for the Fund (1) a "short" position in an amount of foreign currency approximating the value of some or all of that Fund's securities denominated in, traded in, or exposed to such foreign currency and (2) a corresponding "long" position in U.S. dollars or another currency. The "long" position might be a currency other than U.S. dollars, for example, if such other currency is believed to be undervalued or necessary to bring the Fund's overall exposure to various currencies into a more desirable balance. This is called "cross hedging".

               (v) Other: To otherwise adjust the currency exposure of their portfolios, the Funds may also enter into contracts that, in effect, simultaneously establish for the Fund (1) a "short" position in an amount of U.S. dollars, or other appropriate currency, and (2) a corresponding "long" position in an amount of foreign currency corresponding to the value of some of the Fund's securities.

      c. Instruments for managing currency exposure: In furtherance of the above-described techniques for managing currency exposure, the Funds may use one or more of the following instruments:

               (i) Forward exchange contracts (and related asset segregation requirements): In a forward exchange contract, a Fund purchases or sells a specific amount of foreign currency, at a price and time (which may be any fixed number of days in the future) set in the contract. A Fund's obligation to deliver an amount of a currency under a forward contract must at all times be "covered" by the Fund's (a) owning at least that amount of investments denominated or primarily traded in such currency that are not segregated to support any other Fund obligation or (b) having a contractual right to acquire that amount of such investments or such amount of currency at a price no greater than the amount the Fund will receive on settlement of the forward contract; or, alternatively, the Fund's subadviser must (c) cause the Fund's custodian to segregate cash or other liquid assets of the Fund that are not segregated to support any other Fund obligation and that, together with any margin the Fund has on deposit for that forward contract, at all times at least equals the amount of the Fund's obligation under that contract; provided that, as to any forward contract on any currency that settles on a "net" basis, a Fund may, for purposes of clause (c), consider its "obligation" to be the net amount it owes under that contract that is not covered as provided in clauses (a) and (b) of this sentence.

               (ii) Options on currencies (and related asset segregation requirements): A Fund may purchase and write put and call options on foreign currencies. This could include options traded on

      U.S. and foreign exchanges, as well as those traded in "over-the-counter" markets. The characteristics and risks of these currency option transactions are similar to those discussed in Sections 11. and 12. below with respect to put and call options on securities.

               A Fund's obligation to deliver an amount of currency upon exercise of a call option written by the Fund must at all times be "covered" by the Fund's (a) owning at least that amount of investments denominated or primarily traded in such currency that are not segregated to support any other Fund obligation or (b) having a contractual right to acquire such investments or such amount of currency at a price no greater than the amount the Fund will receive upon exercise of the option; or, alternatively, the Fund's subadvisersubadviser must cause the Fund's custodian at all times to have segregated cash or other liquid assets of the Fund that are not segregated to support any other Fund obligation and that, together with any margin the Fund has on deposit with respect to that option, at all times at least equals the value of the currency that the Fund is obligated to deliver under the option and that is not covered as provided in clause (a) or (b) of this sentence.

               In connection with any currency put option written by a Fund, the Fund's subadviser will cause the Fund's custodian at all times to have segregated cash or other liquid assets of the Fund that are not segregated to support any other obligation of the Fund and that, together with any margin the Fund has on deposit with respect to such option, at all times at least equals the amount the Fund is obligated to pay upon exercise of the option.

               (iii) Currency futures contracts (and options thereon): A Fund may use currency futures contracts and options thereon to manage currency exposure. The characteristics and risks of such futures and options transactions are similar to those discussed in Sections 11, 12, and 13. below for other transactions in futures contracts and options thereon. All transactions in currency futures and options thereon also would be subject to the applicable limitations in Section 13.c.(ix) below.

               (iv) Other derivative instruments: A Fund may use certain "swaps," "caps," "floors," and "collars" to manage currency exposure. The characteristics and risks of such "derivative" transactions, as discussed in Section 14 below, are generally also applicable when such instruments are used for currency management purposes.

7.       Reallocating a Fund's Assets Among Asset Classes

         The continual reallocation of assets among the major asset classes (e.g., stocks, bonds, and cash) involves the risk that the subadviser may reduce the Fund's holdings in an asset class whose value increases unexpectedly, or may increase the Fund's holdings in an asset class just prior to that asset class experiencing a loss of value. The Managed Fund tends to exercise broad discretion in reallocating assets across asset classes. The Global Bond Fund intends to exercise discretion to reallocate assets across domestic and international asset classes.

         All of the other Funds, with the exception of the Money Market Fund, generally allow the subadviser some latitude to allocate across asset classes. Nevertheless, this latitude is expected to be exercised to a lesser degree than in the Balanced funds.

8.       Adopting a Temporary Defensive Strategy

         All of the Funds, except the Money Market Fund, may (but are not required to) adopt a defensive investment posture if the subadviser believes the investment environment for the Fund is negative. For example, the Earnings Growth Fund reserves the right to invest without limitation in preferred stock and investment-grade debt instruments for temporary, defensive purposes. Such a defensive posture would involve reallocating some or all of a Fund's assets in a manner different from that contemplated by its primary investment objective and strategies and normal level of assets, cash and cash equivalents. For most "actively managed" funds, (i.e., Funds that do not invest with an index-based objective), this level is 10% or less, except in abnormal market conditions, when the level can be higher.

         The Funds are limited only by their fundamental investment restrictions as to the types of investments they could use temporarily for defensive purposes. Thus, for example, a small cap equity Fund might temporarily invest in stocks of larger cap companies or in high quality, short term debt securities. A bond Fund might shorten maturities or tighten its investment quality parameters. An international Fund might, for example, limit the countries it would invest in or temporarily invest only in high quality, short-term debt securities in the United States.

         There can be no assurance that the transaction costs and lost investment opportunities will not outweigh any benefits to a Fund that attempts to adopt a defensive strategy.

9.       Investing With an Index-Based Objective

         The Equity Index, International Equity Index, and Bond Index Funds expect to invest substantially all of their assets in equity or debt securities within their investment objectives and policies at all times. Accordingly, these Funds may carry more risk in times of declining markets than "actively managed" Funds that during normal market conditions, maintain a higher level of cash or cash equivalents and, during periods of abnormal market conditions, are more likely to adopt a defensive investment posture by reallocating their assets in a manner different from that contemplated by their primary investment objective and strategies.

         Investments in the Equity Index, International Equity Index, and Bond Index Funds each involve the risk that the Fund will be unable to match the performance of its corresponding target index. Each Fund's ability to do so is affected by (a) the size and timing of cash flows into and out of that Fund, (b) the level of the Fund's expenses, including commissions and "spreads," on its portfolio transactions, other portfolio management expenses, and other operating expenses, and (c) the degree of success of the techniques employed by the Fund's subadviser. Further, if the size of a Fund limits the number of issues that the Fund can purchase, or that size is relatively small in relation to cash flows, there is a greater possibility that the Fund may be unable to match the performance of the corresponding target index.

         The S&P 500 Index: The S&P 500 is an index that is constructed by the Standard & Poor's Corporation ("Standard & Poor's" or "S&P"), which chooses stocks on the basis of market values and industry diversification. Most of the largest 500 companies listed on U.S. stock exchanges are included in the index. Additional stocks that are not among the 500 largest stocks, by market value, may be included in the S&P 500 for diversification purposes. The index is capitalization weighted -- that is, stocks with a larger capitalization (shares outstanding times current price) have a greater weight in the index. Selection of a stock for inclusion in the S&P 500 Index in no way implies an opinion by S&P as to its attractiveness as an investment.

         The Trust and the insurance products supported by the Trust are not sponsored, endorsed, sold or promoted by Standard & Poor's. Standard & Poor's makes no representation or warranty, express or implied, to the owners of the insurance products supported by the Trust or to any member of the public regarding the advisability of investing in the Trust or such insurance products. Standard & Poor's only relationship to the Trust is the licensing of Standard & Poor's "marks" and the S&P 500 Index, which is determined, composed and calculated by Standard & Poor's without regard to the Fund or the Trust. "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of McGraw-Hill, Inc. and have been licensed for use by the Trust. In determining, composing, or calculating the S&P 500 Index, S&P has no obligation to take into consideration the needs of the Trust or those of the owners of the insurance products supported by the Trust. S&P is not responsible for and has not participated in the determination of the prices and amount of the insurance products supported by the Trust or the timing of the issuance or sale of such products or in the determination or calculation of the equations by which such products are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing, or trading of such products.

         S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO

WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST, OWNERS OF THE PRODUCTS SUPPORTED BY THE TRUST, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

      The Lehman Brothers Aggregate Bond Indexes: The Lehman Brothers Aggregate Bond Index (the "Aggregate Bond Index") is intended to measure the performance of the domestic, investment grade, fixed-rate investment grade debt market including government and corporate securities, agency mortgage pass-through securities, commercial mortgage-backed securities and asset-backed securities.

      The Aggregate Bond Index covers those securities in the Lehman Brothers Government/Credit Index (the "Government/Credit Index"), plus those covered by the Lehman Mortgage-Backed Securities Index ("MBS Index"), the Lehman Commercial Mortgage-Backed Securities (ERISA Eligible) Index ("CMBS (ERISA Eligible) Index"), and the Lehman Asset-Backed Securities Index ("ABS Index"). The Government/Credit Index is composed of (1) all public obligations of the U.S. Government, its agencies and instrumentalities (excluding "flower" bonds and pass-through issues, such as GNMA certificates) and (2) all publicly issued, fixed-rate, non-convertible, investment grade, U.S. dollar-denominated, SEC-registered obligations of domestic corporations, foreign governments and supranational organizations.

         The MBS Index covers fixed-rate securities backed by mortgage pools of the Government National Mortgage Association, the Federal Home Loan Mortgage Association, and the Federal National Mortgage Association. The CMBS (ERISA Eligible) Index covers ERISA-Eligible CMBS securities. The ABS Index covers several subsectors -- including credit and charge cards, auto, utilities and home equity loans -- and includes pass-through, "bullet," and controlled amortization structures.

         All securities in the index generally have at least $150 million par amount outstanding and at least 1 year remaining to maturity.

         All non-government issues in the Aggregate Bond Index are rated at least Baa by Moody's Investors Service, Inc. ("Moody's") or, if unrated by Moody's, BBB by Standard & Poor's Ratings Group ("Standard & Poor's").

         All securities in the Aggregate Bond Index issued by non-U.S. entities are denominated in U.S. dollars.

         Lehman Brothers, Inc. is neither a sponsor of nor in any other way affiliated with the Trust or the insurance products supported by the Trust. Inclusion of a security in the Aggregate Bond Index in no way implies an opinion of Lehman Brothers, Inc. as to its attractiveness or appropriateness as an investment.

      The MSCI EAFE GDP Index and MSCI Emerging Markets Free ("EMF") Index: The MSCI EAFE GDP Index weights countries such that a country with a larger GDP will have a greater weight in the index. Stocks within those countries are capitalization weighted; that is, stocks with a larger capitalization have a greater weight in the index. The MSCI EMF Index is a market capitalization weighted index composed primarily of companies representative of the market structure of Emerging Market countries in Europe, Latin America, and the Pacific Basin. The MSCI EMF Index excludes closed markets and those shares in otherwise free markets that are not purchasable by foreigners.

         The Trust and the insurance products supported by the Trust are not sponsored, endorsed, sold or promoted by Morgan Stanley Capital International ("MSCI"). MSCI makes no representation or warranty, express or implied, to the owners of the Trust, or any member of the public regarding the advisability of investing in funds generally or in the Trust or any Fund particularly, or the ability of the MSCI EAFE GDP or MSCI EMF Indexes to track general stock market performance. MSCI is the licensor of certain trademarks, service marks and trade names of MSCI and of the MSCI EAFE GDP Index, which is determined, composed and calculated by MSCI without regard to the Trust. "Morgan Stanley Capital International" is a service mark of Morgan Stanley & Co., Incorporated, that has been licensed for use by the Trust.

         MSCI has no obligation to take the needs of the Trust or the owners of insurance products supported by the Trust into consideration in determining, composing or calculating the MSCI EAFE GDP or MSCI EMF Indexes. MSCI is not responsible for and has not participated in the determination of the prices or amounts of insurance products supported by the Trust or the timing of the issuance and sale of such products, or in the determination or calculation of the equations by which such products are convertible into cash. MSCI has no obligation or liability to owners of the Trust or of the insurance products supported by the Trust in connection with the administration, marketing or trading of any Fund of the Trust.

         ALTHOUGH MSCI OBTAINS INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDEX FROM SOURCES WHICH MSCI CONSIDERS RELIABLE, NEITHER MSCI NOR ANY OTHER PARTY GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY OWNERS OF THE TRUST, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND MSCI HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MSCI OR ANY OTHER PARTY HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

10.      Investing on a Non-Diversified Basis

         The Large Cap Growth, Large Cap Aggressive Growth, Growth & Income, Real Estate Equity, Health Sciences, Managed, Overseas Equity, and Global Bond Funds are "non-diversified Funds." Non-diversified Funds are less restricted in the extent to which they may invest more than 5% of their assets in any issuer or purchase more than 10% of the voting securities of any issuer. Because a relatively high percentage of a non-diversified Fund's assets may be invested in the obligations of a single issuer or a limited number of issuers, the value of that Fund's shares may be more volatile and more susceptible to any single economic, political, or regulatory event, or to credit and market risks associated with a single issuer, than would the shares of a diversified Fund.

11.      Using Options

         a. Overview: The Funds may, in varying degrees, use options on the following (which, for simplicity, may be referred to as the "subject" of an option): currencies, securities, equity indexes, interest rate indexes, and financial futures contracts. This Section 11. discusses certain characteristics and risks that are generally common to all of these types of options. The Funds' use of specific types is further discussed in Section 6. above and 12. below, including characteristics and risks peculiar to those types of options.

         b. Purchasing "call" options: If a Fund (or anyone else) "purchases" a "call" option, it pays a purchase price (often called a "premium") plus, in most cases, a commission to the broker through whom the purchase was made. In return the Fund (or other purchaser) has the right (but not the obligation), at or before a specified future time (called the "expiration date"), to acquire a specified amount of the option's subject (or the economic equivalent thereof) at a specified price (called the "strike price" or "exercise price"). If the purchaser of an option decides to exercise this right, we say the option has been "exercised." If an option is never exercised before its expiration date, it expires unexercised.

         A Fund (or other purchasers of a call option) may profit in one of two ways. First, the Fund may be able to exercise the call option at a date when the value of the option's subject exceeds the purchase price of the option (including any brokerage commission) plus the exercise price. Whether the Fund will be able to do this depends on how favorable those prices were and how the value of the option's subject has changed since the option was purchased.

         Secondly, a Fund may profit from purchasing an option if the Fund is able to sell the option (unexercised) at a profit sometime before its expiration date. (As a practical matter, such a sale would generally be accomplished by having the Fund sell (i.e., "write") an option identical to the option it owns, thereby "netting out" the Fund's exposure to the position.) Whether such a profit will be possible, of course depends on whether the then market price for the option (less any commission payable on the sale) exceeds the option's purchase price (including any related commission). In this regard, one of the general risks of purchasing options is that, for a variety of reasons, the market price of an option usually does not vary in the same way or to the same extent as the value of the option's subject varies. Therefore, a Fund can lose money purchasing a call option, even if the value of the option's subject increases.

         The basic risk in purchasing an option is that, if the Fund never exercises or sells the option at a profit, the Fund will lose the entire purchase price of the option (plus any related commissions). That is the maximum amount the Fund could lose, however.

         c. Selling or "writing" call options: Selling an option is commonly referred to as "writing" an option. If the Fund (or anyone else) sells ("writes") a call option, it receives the premium (less any commission) paid by the option's purchaser and has the obligation to sell the option's subject to the purchaser at the exercise price if the purchaser exercises the option before it expires.

         The Fund can make a profit writing a call option if the purchaser fails to exercise the option (which usually would happen only if the value of the option's subject were below the exercise price). In this case, the option's purchase price (net of any commissions) would be a profit to the Fund.

         Alternatively, a Fund could profit from writing a call option if it is able to subsequently purchase an identical option that would close out the Fund's position at a profit. This could be done only if the market price of the option then exceeded the Fund's purchase price by an amount greater than any commissions payable by the Fund on the purchase and sale transactions. There is a risk, however, that a Fund may be unable to do this, even if the value of the call option's subject has declined. This is because, as noted above, the value of an option does not vary in identical fashion to the value of the option's subject.

         The risk of writing a call option is that, if the value of the option's subject exceeds the option's exercise price, the option is almost sure to be exercised. In that case, the Fund will suffer a loss to the extent that the premium it received for writing the option (net of any commissions), plus the exercise price it receives are less than the value of the option's subject at the time of exercise. Therefore, the higher the value of the option's subject rises, the greater the Fund's potential loss on an option it has written. A Fund could cut off its further exposure in such a case by purchasing an identical call option that would close out its position. The Fund would, however, probably realize a loss on the transaction, because the purchase price it would have to pay for that call option would probably have increased to reflect the increasing value of the option's subject.

         d. Writing call options on a "covered" basis. One way for a Fund to limit its risk exposure on call options it has written is to "cover." A call option may be considered "covered" if, as long as the option is outstanding, the writer (seller) of the option owns assets that are identical to, or have the same or similar investment characteristics to, the option's subject. In such a case, if the value of the option's subject increases, the losses that the Fund will incur on the call option it has written will tend to be offset by gains that Fund earns on the assets it is holding to "cover" the option.

         Naturally, the more similar the assets held by the fund are to the option's subject, the more assurance the Fund will have that its losses on call options it has written will be "covered."

         Call options written by Funds can also be considered to be "covered" to the extent that the Fund's liabilities under these options are fully offset by its rights under call options on the same subject owned by the Fund.

         e. Purchasing and selling (writing) "put" options: A "put" option is the same as a call option, except that a Fund (or any other person) that purchases a put option, by paying the purchase price ("premium") has the right to sell (rather than buy) the option's subject for a stated exercise ("strike") price. Conversely, the seller (writer) of a put option receives the premium (net of any commissions) but has the obligation to purchase the option's subject at its exercise price if the option is exercised.

         Thus, if a Fund purchases a put option, its maximum potential loss would equal the purchase price (plus any commissions thereon). If the Fund actually owns at least the amount of whatever assets are the subject of the option, the option is sometimes referred to as a "protective" put option. If the market value of such underlying securities remains above the option's exercise price, the Fund will, in effect, lose the premium it has paid for the option. The Fund, however, avoids the risk of loss on the underlying securities, to the extent that the market value of the underlying securities falls below the exercise price of the put option.

         On the other hand, if a Fund sells (writes) a put option, the Fund could experience continuing losses while the option is outstanding, to the extent that the value of the subject of the option continues to decline. If the subject lost its value entirely, the Fund's maximum loss would equal the exercise price less the premium (net of any commissions) that the Fund received initially for writing the option. Because of this risk exposure, a Fund that writes a put option may seek to "cover" that option with other assets that it owns

         f. Accounting for options: The value of any option that the Fund has purchased, and the amount of the Fund's obligation under any outstanding option it has written, will vary as market prices change. These variations are reflected daily in the Fund's calculation of its net asset value, so that such value always reflects the estimated impact of current market conditions on all of the Fund's option positions.

         g. Liquidity risk: The Funds intend to write and purchase options only if the subadviser believes that adequate liquidity exists. If for any reason a Fund cannot, however, close out its open option position when deemed advisable, the Fund's investment performance could be adversely affected.

         h. Using options traded over-the-counter or on foreign exchanges: A Fund may use options on securities and options on indexes that are traded "over-the-counter" or on foreign exchanges, in any manner and to the same extent that they would be permitted to use such options that were traded on domestic exchanges. The Funds will engage in over-the-counter options only with member banks of the Federal Reserve System and primary dealers in U.S. Government securities. The Funds will treat over-the-counter options they have purchased and assets used to cover over-the-counter options they have written as illiquid securities. However, with respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the formula price.

12. Using Options on Securities (and related asset segregation requirements)

         A Fund may purchase or write (sell) put and call options on securities of a type that the Fund could invest in directly.

         If a Fund writes a call option, it will at all times while that option is outstanding, own an amount of securities subject to the option that are not segregated to support any other obligation of the Fund and/or a call option on the same securities at an exercise price that is not higher than that of the call option written by the Fund; or, alternatively, the Fund's subadviser will cause the Fund's custodian at all times to have segregated cash or other liquid assets of the Fund that are not segregated to support any other Fund obligation and that, together with any margin the Fund has on deposit with respect to the option it has written, at all times at least equals the value of the securities subject to the option that are not "covered" by the means set out in the first clause of this sentence.

         A Fund's obligation to make a payment upon the exercise of a put option on securities written by the Fund will at all times be fully covered by the Fund's owning a put option on the same securities at an exercise price that is no less than the amount the Fund must pay upon exercise of the put it has written; or, alternatively, the Fund's subadviser will cause the Fund's custodian at all times to have segregated cash or other liquid assets of the Fund that are not segregated to support any other Fund obligation and that, together with any margin the Fund has on deposit with respect to the put option it has written, at all times at least equals the amount of the Fund's obligation upon exercise of the put option that is not covered as provided in the first clause of this sentence.

13. Using Financial Futures Contracts, Options on Such Contracts and Options on Stock Indexes

         a. Overview: The Funds may, in varying degrees, use financial futures contracts, options on such futures and options on stock indexes. This Section 13 discusses certain characteristics and risks that generally pertain to these instruments, as well as the Funds' specific uses of these instruments and specific risks related to those uses.

         b. General characteristics and risks: The general characteristics and risks of financial futures, options on such contracts and options on stock indexes are discussed in the following subsections.

                  (i) Financial futures contracts: Financial futures contracts consist of interest rate futures contracts, stock index futures contracts, and currency futures contracts.

                  An interest rate futures contract is a contract to buy or sell specified debt securities at a future time for a fixed price. A public market currently exists for interest rate futures contracts on United States Treasury Bills, United States Treasury Notes, bank certificates of deposit, and various other domestic or foreign instruments and indexes.

                  Stock index futures contracts bind purchaser and seller to delivery at a future date specified in the contract of a cash amount equal to a multiple of the difference between the value of a specified stock index on that date and settlement price specified by the contract. That is, the seller of the futures contract must pay and the purchaser would receive a multiple of any excess of the value of the index over the settlement price, and the purchaser must pay and the seller would receive a multiple of any excess of the settlement price over the value of the index. A public market currently exists for stock index futures contracts based on the Standard & Poor's 500 Stock Index, the Standard & Poor's Midcap Index, the New York Stock Exchange Composite Index, the Value Line Stock Index, and various other domestic or foreign indexes.

                  A currency futures contract is a contract to buy or sell a specified amount of another currency at a future time for a fixed price.

                  (ii) Options on financial futures contracts: The writer of an option on a financial futures contract agrees to assume a position in such financial futures contract having a specified price, if the purchaser exercises the option and thereby assumes the opposite position in the financial futures contract. If the option purchaser would assume the sale side of the futures contract upon exercise of the option, the option is commonly called a "put" option. If the option writer would assume the purchase side, it is commonly called a "call" option. As with other types of options, the party that writes the option receives a premium for doing so, and the party that purchases an option pays a premium therefor. However, there is no exercise (or strike) price, as such. Rather, if the value of the futures contract moves against the writer of the option, so that the option is (or is likely to be) exercised, the option writer, in effect, has the obligation to pay those losses.

                  More specifically, an option written by a Fund on a financial futures contract requires the Fund to pay any amount by which the fluctuating price of the underlying debt instrument or index exceeds (in the case of a call option) or is less than (in the case of a put option) the price specified in the futures contract to which the option relates. Therefore, if the price of the debt instrument or stock index on which the futures contract is based increases (in the case of a call option written by a Fund) or decreases (in the case of a put option written by a Fund), the Fund may incur losses that exceed the amount of the premium received by the Fund for writing the option.

                  (iii) Stock index options: After payment of a specified premium at the time a stock index option is entered into, the purchaser of a stock index call option obtains the right to receive a sum of money upon exercise of the option equal to a multiple of the excess of a specified stock index on the exercise date over the exercise or "strike" price specified by the option. The purchaser of a put option obtains the right to receive a sum of money upon exercise of the option equal to a multiple of any excess of the strike price over the stock index. The writer of a call or put stock index option receives a premium, but has the obligation, upon exercise of the option, to pay a multiple of the difference between the index and the strike price. Thus, if the price of the stock index on which an index option is based increases (in the case of a call option written by a Fund) or decreases (in the case of a put option written by a Fund), the Fund may incur losses that exceed the premium it received for writing the option.

                  Stock indexes for which options are currently traded include the Standard & Poor's 100 and Standard & Poor's 500 Indexes.

                  (iv) Margin requirements for futures and options: When futures contracts are traded, both buyer and seller are required to post an initial margin of cash or U.S. Treasury Bills equaling as much as 5 to 10 percent or more of the contract settlement price. The nature of the margin requirements in futures transactions differs from traditional margin payments made in securities transactions in that margins for futures contracts do not involve the borrowing of funds by the customer to finance the transaction. Instead, a customer's margin on a futures contract represents a good faith deposit securing the customer's contractual obligations under the futures contract. If the market moves against the Trust, so that a Fund has a net loss on its outstanding futures contracts for a given day, the Fund generally will be required to post additional margin to that extent. The margin deposit is returned, assuming the Trust's obligations have been met, when the futures contract is terminated.

                  Similar margin requirements will apply in connection with any transactions in which a Fund writes any options. This includes options on indexes and futures contracts, as well as other types of options.

                  (v) Certain risks: Financial futures, options thereon, and stock index options, if used by a Fund, will in most cases be based on securities or stock indexes the components of which are not identical to the portfolio securities owned or intended to be acquired by the Fund and in connection with which such instruments are used. Furthermore, due to supply and demand imbalances and other market factors, the price movements of financial futures, options thereon, and stock index options do not necessarily correspond exactly to the price movements of the securities, currencies, or stock index on which such instruments are based. These factors increase the difficulty of implementing a successful strategy using futures and options contracts.

                  The Funds generally will not take delivery of debt instruments pursuant to purchasing an interest rate futures contract, nor make a delivery of debt instruments pursuant to selling an interest rate futures contract. Nor will the Funds necessarily take delivery of or deliver currencies in connection with currency futures contracts. Instead, a Fund will more typically close out such futures positions by entering into closing futures contract transactions. Similarly, a Fund may wish to close out an option on a futures contract or an option on an index by entering into an offsetting position in those instruments.

                  Generally speaking, entering into closing transactions such as described immediately above would not affect gains and losses of the Fund resulting from market action prior to such closing transactions. Moreover, there is a risk that, at the time a Fund wishes to enter into such a closing transaction, trading in futures or options could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers. The futures and options exchanges also may suspend trading after the price has risen or fallen more than the maximum amount specified by the exchange. Exercise of options could also be restricted or delayed because of regulatory restrictions or other factors. Although the subadvisers will seek to avoid situations where these factors would be likely to cause a problem for the Trust, in some cases they could adversely affect particular Fund transactions in these instruments.

                  (vi) Asset segregation requirement for certain futures and options positions: A Fund will maintain at all times in a segregated account with its custodian cash or liquid securities that are not segregated to support any other obligations of the Fund and that at all times at least equals (a) the sum of the purchase prices of all of the Fund's open futures purchase positions, plus (b) the current value of the securities underlying all of the Fund's open futures sales positions that are maintained for purposes other than bona fide hedging, plus (c) the exercise price of all outstanding put options on futures contracts written by the Fund, minus (d) the amount of margin deposits with respect to all of such contracts.

         (c) Specific uses of financial futures, options thereon, and stock index options: All Funds, except the Money Market Fund, may use exchange-traded financial futures contracts, options thereon, and exchange-traded put or call options on stock indexes, for the purposes discussed below. It should be emphasized that none of the Funds is required to use any of these strategies, and doing so is not a principal investment strategy of any of their investment portfolios. Therefore, it should not be assumed that any particular Fund will ever necessarily use any of these strategies to a significant extent.

                  (i) Hedging with financial futures contracts against market changes, and risks thereon: A Fund may use financial futures contracts, and options thereon, as a hedge to protect against possible changes in interest rates and security prices.

                  Thus, for example, to hedge against the possibility that interest rates or other factors may result in a general decline in prices of equity securities of a type it owns, a Fund may sell stock index futures contracts. Similarly, to hedge against the possibility that increases in interest rates may adversely affect the market values of debt securities it holds, a Fund may enter into interest rate futures sale contracts.

                  (ii) Establishing market exposure and managing cash flow with financial futures contracts and options thereon: A Fund may purchase and sell stock index and interest rate futures, and options thereon, to maintain market exposure and manage cash flows. Purchasing futures contracts, and options thereon, could enable a Fund to take the approximate economic equivalent of a substantial position in bonds or equity securities, although there is no assurance that this goal can be achieved.

                  (iii) Managing foreign currency exposure with foreign currency futures contracts: A Fund may use foreign currency futures contracts, and options thereon, to the same extent and in the same manner as it is authorized to use forward foreign exchange contracts in
         Section 6. above.

                  (iv) Risks of hedging type strategies: If, after a Fund establishes a hedge position, the value of the securities or currency being hedged moves in the opposite direction from that anticipated, the Fund as a whole will perform less well than it would have had it not entered into the futures or option transaction.

                  The success of the Funds in using hedging-type techniques depends, among other things, on the subadviser's ability to predict the direction and volatility of price movements in the futures or options markets, as well as the securities markets and, in some cases, currency markets, and on the subadviser's ability to select the proper type, time and duration of option or futures contracts. Certain of the subadvisers have limited experience in utilizing these hedging-type techniques, and there can be no assurance that these techniques will produce their intended result.

                  The prices of the futures and options contracts used for hedging-type strategies may not vary as contemplated in relation to changes in the price of the securities or currencies being hedged. Accordingly, there is a risk that transactions in these instruments, if used by a Fund, may not in fact offset the impact of adverse market developments in the manner or to the extent contemplated or that such transactions may result in losses to the Fund which would not be offset by gains with respect to corresponding portfolio securities owned or to be purchased by that Fund. Hedging-type transactions also may be more, rather than less, favorable to a Fund than originally anticipated.

                  (v) Writing "covered" index options (and related asset segregation requirements): A Fund may write put and call options on indexes composed of securities in which the Fund may invest. A Fund's obligation to make a payment upon the exercise of a put or call option on an index written by the Fund will at all times be fully covered by
         (a) in the case of a put option, the Fund's owning a put option on the same index at an exercise price not lower than that of the option written by the Fund, or (b) in the case of a call option, the Fund's owning a call option on the same index at an exercise price not higher than that of the option written by the Fund; or, alternatively, the Fund's subadviser will cause the Fund's custodian at all times to have segregated cash of other liquid assets of the Fund that are not segregated to support any other Fund obligation and that, together with any margin the Fund has on deposit with respect to the option it has written, at all times at least equals the amount of the Fund's obligation upon exercise of the option it has written that is not covered as provided in clause (a) or (b) of this sentence.

                  (vi) Purchasing index options. A Fund may purchase put and call options on indexes composed of securities in which the Fund may invest, without specific restriction on the circumstances of such purchases. Option purchases of this type, however, would have to be consistent with the Fund's investment objective. Also, each Fund is subject to the limitation on certain futures and options transactions described in Section 13.c.(ix).

                  (vii) Using futures contracts and options on futures contracts: A Fund may use futures contracts on securities or on market indexes, and options on such futures contracts, without specific restriction on the purposes of such transactions. Nevertheless, such transactions would have to be consistent with the Fund's investment objective.

                  There is no specific overall limit on the amount of the assets a Fund may devote to financial futures contracts and options thereon, even if such contracts are not limited to hedging-type transactions. Nevertheless (except through the purchase of options, as discussed below) the Funds will not use these techniques for purpose of "leveraging" the Fund's exposure to the securities underlying any futures contract or option thereon or its exposure to foreign currencies. Although this limitation does not apply to options on futures contracts that are purchased by a Fund, the total amount of assets on deposit as margin to secure options on futures contracts that are not used for bona fide hedging purposes plus the amount of premiums paid by a Fund for such options is (pursuant to the limitations set forth below) limited to 5% of the Fund's net assets.

                  (viii) Risks of potentially more aggressive options and futures strategies: To the extent that a Fund exercises its broad authority to enter into options and futures transactions for purposes that are not solely for hedging-type purposes or that otherwise may be for more speculative purposes, it may incur greater risks than another Fund that limits its strategy to hedging-type transactions.

                  (ix) Limitations on the Funds' exposure to certain futures and option transactions: No Fund may purchase, sell or write futures contracts or options thereon other than for "bona fide" hedging purposes (as defined by the U.S. Commodity Futures Trading Commission) if immediately thereafter the Fund's initial margin deposits on such outstanding non-hedging futures and options positions, plus the amount of premiums paid by the Fund for such outstanding non-hedging options on futures contracts, exceeds 5% of the market value of the Fund's net assets. For the purpose of this calculation, any amount by which an option is "in the money" at the time of its purchase is excluded from the premium paid therefor.

                  Nor will any Fund consider as "hedging" any transaction that is intended to leverage the Fund's investment exposure to the type of security being hedged or to leverage the Fund's currency exposure.

14.      Using "Swaps," "Caps," "Floors," and "Collars"

         a. Overview: The nature and risks of these types of transactions are discussed in the paragraphs that follow.

         b. Interest rate swaps: In a typical interest rate swap agreement, one party agrees to make payments equal to a floating interest rate on a specified amount (the "notional amount") in return for payments equal to a fixed interest rate on the same amount for a specified period. If a swap agreement provides for payments in different currencies, the parties might agree to exchange the notional amount as well.

         Provided the contract so permits, a Fund will usually enter into swaps on a "net" basis: that is, the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.

         c. Interest rate caps, floors and collars: The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates.

         d. Currency, index and equity swaps, caps, floors and collars:
Currency, index, and equity swaps, caps, floors, and collars are similar to those for interest rates described in the two preceding paragraphs above, except that, rather than being determined by variations in specified interest rates, the obligations of the parties are determined by variations in a specified currency, interest rate index, or equity index, as the case may be.

         e. Certain risks: The amount of a Fund's potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on the Fund's potential loss if it sells a cap, floor or collar. If a Fund buys a cap, floor or collar, however, the Fund's potential loss is limited to the amount of the fee that it has paid.

         Swaps, caps, floors and collars tend to be more volatile than many other types of investments. Nevertheless, a Fund will use these techniques only as a risk management tool and not for purposes of leveraging the Fund's market exposure or its exposure to changing interest rates, security values or currency values. Rather, a Fund will use these transactions only to preserve a return or spread on a particular investment or portion of its investments, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible. Nor will a Fund sell interest rate caps, floors or collars if it does not own securities providing the interest that the Fund may be required to pay under such derivative instruments. Finally, of course, a Fund may use these derivative instruments only in ways that are consistent with its investment objective.

         The use of swaps, caps, floors and collars involves investment techniques and risks different from those associated with other portfolio security transactions. If the subadviser is incorrect in its forecasts of market values, interest rates, currency rates and other applicable factors, the investment performance of a Fund might be less favorable than if these techniques had not been used.

         These instruments are typically not traded on exchanges. Accordingly, there is a heightened risk that the other party to certain of these instruments will not perform its obligations to the Fund. None of the Funds will enter into any swap, cap, floor, or collar, unless the other party to the transaction is deemed creditworthy by the subadviser.

         There also is a risk that a Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its investment under certain of these instruments when it wishes to do so. Such occurrences could result in losses to the Fund. In recent years, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, for that reason, they are less liquid than swaps.

         The liquidity of swaps, caps, floors and collars will be determined by the subadviser based on various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the instrument (including any demand or tender features) and (5) the nature of the marketplace for trades (including the ability to assign or offset a Fund's rights and obligations relating to the investment). Such determinations will govern whether the instrument will be deemed within the Fund's 15% restriction on investments in securities that are not readily marketable.

         f. Segregation requirements for these derivatives:

Each Fund's subadviser will cause the Fund's custodian to segregate cash or liquid assets of the Fund that are not then segregated to cover any other obligation of the Fund and that, together with any margin the Fund has deposited in connection with its outstanding swaps, caps, floors, and collars, at all times at least equals the amount of the Fund's obligations under these instruments. If a swap is on a net basis, the Fund's obligation for this purpose is deemed to be the net amount, if any, that the Fund owes on the swap. In all other cases, the full amount of the Fund's accrued obligation will be segregated.

15.      Investing in Other Investment Companies

         a. Overview: Each Fund may invest up to 10% of its total assets in shares of other investment companies investing exclusively in securities in which that Fund may otherwise invest. Such investments may involve the payment of substantial premiums above the net asset value of those investment companies' portfolio securities and are subject to limitations under the Investment Company Act of 1940. As a shareholder in an investment company, a Fund would bear its ratable share of that investment company's expenses, including advisory and administration fees, except as specifically stated otherwise in the paragraphs that follow.

         b. Investing in passive foreign investment companies: Because of restrictions on direct investment by U.S. entities in certain countries, other investment companies may provide the most practical (or only) way for a Fund to invest in certain markets. A Fund may incur tax liability to the extent it invests in the stock of a foreign issuer that is a "passive foreign investment company," regardless of whether such "passive foreign investment company" makes distributions to the Fund.

         The International Equity Index Fund is more likely than other Funds to invest in closed-end investment companies known as "country funds" or passive foreign investment companies. (A "closed end" company is one whose shares can generally be disposed of only in market transactions, as opposed to redemptions. An "open end" company is one whose shares are freely redeemable.)

         c. Investing in exchange traded funds: All Funds (other than the Money Market Fund) may invest in certain forms of Exchange Traded Funds ("ETFs"), provided such investment is consistent with the Fund's investment objectives. ETFs are registered open-end investment companies whose shares can be bought and sold on various exchanges in the same way as stocks. ETFs may be used for several reasons, including but not limited to: facilitating the handling of cash flows or trading, or reducing transaction costs. There are various forms of ETFs, but the ones that are most commonly used at the current time are iShares (formerly called World Equity Benchmark Shares or "WEBS") and SPDRs (Standard and Poor's Depository Receipts).

                  (i) Investing in iShares: iShares(SM) are shares of an open-end investment company that invests substantially all of its assets in securities included in various indices. iShares(SM) are listed on the AMEX and were initially offered to the public in 1996. The market prices of iShares(SM) are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and supply and demand of iShares(SM) on the AMEX. To date, iShares(SM) have traded at relatively modest discounts and premiums to the NAVs. However, iShares have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iShares(SM) for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of iShares(SM) will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares(SM) should occur in the future, the liquidity and value of a Fund's shares could also be substantially and adversely affected. If such disruptions were to occur, a Fund could be required to reconsider the use of iShares(SM) as part of its investment strategy.

                  (ii) Investing in SPDRs: SPDRs are American Stock Exchange-traded securities that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500. This trust is a regulated investment company that is sponsored by a subsidiary of the American Stock Exchange.

         d. Investing in money market fund shares: A Fund may also invest in money market funds managed by its subadviser in reliance upon an exemptive order received by its subadviser from the SEC. Such exemptive orders may permit funds managed by the subadviser to invest in money market funds managed by it, to an extent in excess of amounts otherwise permitted by the Investment Company Act. Nor are the Large Cap Value, Small Cap Value, and International Opportunities Funds charged any investment management fees for investments in money market funds managed by their subadvisers.

16.      Purchasing "When Issued" Securities and Forward Commitments

         a. Overview: All Funds may purchase securities on a when issued or delayed delivery basis. When such transactions are negotiated, the price of such securities is fixed at the time of commitment, but delivery and payment for the securities may take place a month or more after the date of the commitment to purchase. The securities so purchased are subject to market fluctuations, and no interest accrues to the purchaser during this period.

         In addition, these Funds may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments"), because new issues of securities are typically offered to investors on that basis. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. This risk is in addition to the risk of decline in value of the Fund's other assets. Although a Fund will enter into such contracts with the intention of acquiring the securities, the Fund may dispose of a commitment prior to settlement if its subadviser deems it appropriate to do so.

         b. Asset segregation requirement for these transactions. The Fund's adviser will cause the Fund's custodian to segregate cash or other liquid assets of the Fund that are not then segregated to cover any other obligation to the Fund and that, together with any margin the Fund has deposited in connection with when-issued securities and forward commitments, at all times at least equals the aggregate amount of the Fund's when-issued and forward commitments.

17.   Short-Term Trading

      All Funds can use short-term trading of securities as a means of managing their portfolios to achieve their investment objectives. As used herein, "short-term trading" means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. A Fund may engage in short-term trading to the extent that the subadviser believes the transactions, net of costs (including commissions, if any), will benefit the Fund. Generally speaking, short-term trading can be expected to generate expenses for a Fund that would not be incurred by a Fund that did not engage in that practice.

18.   Entering Into Repurchase Agreements

      All of the Funds may enter into repurchase agreements.

      A repurchase agreement is a contract under which a Fund would acquire a security for a relatively short period (e.g., 7 days), subject to the seller's obligation to repurchase the security at a fixed time and price (representing the Fund's cost plus interest). Repurchase agreements will be entered into only with member banks of the Federal Reserve System, with "primary dealers" in U.S. Government securities or with other dealers and banks who meet a subadviser's credit standards.

      No Fund will invest in repurchase agreements maturing in more than 7 days if that investment, together with any other investments deemed "illiquid," would exceed 15% (10% in the case of the Money Market Fund) of the Fund's net assets.

      Each Fund has a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian, co-custodian, or sub-custodian, either physically or in book-entry form, and that the collateral must be marked-to-market daily to ensure that each repurchase agreement is fully "collateralized" at all times. In the event of a bankruptcy or other default by a seller of a repurchase agreement, however, the Fund could experience delays in liquidating the underlying securities and could experience losses (including the possible decline in the value of the underlying securities during the period while the Fund seeks to enforce its rights thereto, possible subnormal levels of income and lack of access to income during this period, and expenses of enforcing its rights).

19.   Participating in Joint Trading Accounts

      John Hancock has established a "joint trading account" that all Funds, in the discretion of their subadvisers, can use to invest relatively small amounts of cash on a more favorable basis than they could do individually. John Hancock is responsible for investing the aggregate cash balances in the joint trading account into one or more repurchase agreements, as described in Section 18. above, or in other money market instruments. The joint trading account was established pursuant to an order of the SEC and all of the Funds (except the Large Cap Value CORE, Large Cap Growth, Earnings Growth, Small/Mid Cap CORE, Small Cap Growth, International Opportunities, and Money Market Funds) regularly participate in it.

      Each Fund is also free to participate in any similar joint trading account that its subadviser operates for mutual fund assets managed by it. These other joint trading accounts would be operated pursuant to their own SEC exemptive orders, and the following Funds regularly participate in such other joint trading accounts: the Large Cap Value CORE, Small/Mid Cap CORE and International Opportunities Funds.

      In each case, the subadviser that operates one of these joint trading accounts is responsible for ensuring that all repurchase agreements acquired through these accounts are at all times fully collateralized.

20.   Lending of Fund Securities

      In order to generate additional income, all Funds may, and most do, lend securities from their portfolios to brokers, dealers and financial institutions such as banks and trust companies. Such loans will be secured by collateral consisting of cash or U.S. Government securities, which will be maintained in an amount equal to at least 100% of the current market value of the loaned securities. During the period of the loan, the Fund receives the income (if any) on the loaned securities, as well as additional compensation for making the loan. Cash collateral may be invested in short-term securities, which will increase the current income of the Fund. Such loans will be terminable by the Fund at any time. The Fund will have the right to regain record ownership of loaned securities in order to exercise rights of a holder thereof including receiving interest or other distributions or exercising voting rights. The Fund may pay reasonable fees to persons unaffiliated with the Fund for services in arranging such loans.

      Lending of portfolio securities involves a risk of failure by the borrower to return the loaned securities, in which event the Fund may incur a loss. However, most of the Funds' loans of securities are pursuant to an arrangement with State Street Bank & Trust Company, the Trust's primary custodian. Under these arrangements, State Street Bank & Trust Company guarantees the Trust against any loss or damages that any Fund incurs as a result of the borrower failing to return the Fund's securities in accordance with the terms of the loan. No Fund will lend portfolio securities having a total value in excess of 33 1/3% of its total assets.

21.   Using Reverse Repurchase Agreements and Mortgage "Dollar Rolls"

      a. Overview: A Fund may enter into reverse repurchase agreements to facilitate portfolio liquidity, or in arbitrage transactions (discussed below). In a reverse repurchase agreement, the Fund sells a security and enters into an agreement to repurchase the security at a specified future date, but at a lower price. The Fund generally retains the right to interest and principal payments on the security, as well as use of the proceeds while the repurchase agreement is outstanding.

      A Fund may enter into mortgage dollar rolls, in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities at a specified future date and price. While the Fund foregoes principal and interest paid on the mortgage-backed securities during the "roll" period, the Fund is compensated by the difference between the current sale price and the lower price for the future purchase as well as by any return earned on the proceeds of the initial sale.

      The mortgage dollar rolls and reverse repurchase agreements entered into by a Fund may be used as arbitrage transactions in which the Fund will maintain an offsetting position in investment-grade debt obligations or repurchase agreements that mature on or before the settlement date of the related mortgage dollar roll or reverse repurchase agreement. Since the Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions could be considered to involve financial leverage. However, since such securities or repurchase agreements will be high quality and will mature on or before the settlement date of the mortgage dollar roll or reverse repurchase agreement, the Trust does not believe that such arbitrage transactions present the risks to the Fund that are generally associated with financial leverage.

      b. Asset segregation requirements for reverse repurchase agreements and mortgage dollar rolls: The Fund's subadviser will cause the Fund's custodian to have segregated cash or other liquid assets of the Fund that are not segregated to support any other Fund obligation and that at all times at least equals the amount of the Fund's obligations under outstanding mortgage dollar rolls and reverse repurchase agreements.

22.   Investing in Rule 144A and Illiquid Securities

      A Fund may purchase unregistered securities that are eligible for resale to "qualified institutional buyers" pursuant to Rule 144A under the Securities Act of 1933. Case-by-case determinations are made whether each issue of Rule 144A securities owned by the Fund is an illiquid security.

      Each Fund may purchase illiquid Rule 144A securities, or other illiquid assets if, and only if, the total of all the Fund's illiquid assets would not thereby be made to exceed 15% (10% in the case of the Money Market Fund) of the Fund's net assets.

23.   Investing in Preferred Stock, Convertible Securities and Warrants

      Investments may be made in debt or preferred equity securities and those convertible into, or exchangeable for, equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years).

24.   Investing in Initial Public Offerings ("IPOs")

      Almost all Funds of the Trust have the ability to invest in IPOs. IPO investments may be more volatile than other types of investments and a Fund's investments in IPOs may be subject to more erratic price movements than the overall equity market. IPOs could have a substantial impact on performance, either positive or negative, particularly on a fund with a small asset base. The actual effect of IPOs on performance depends on a variety of factors, including the number of IPOs the Fund invests in, whether and to what extent a security purchased in an IPO appreciates in value, and the asset base of the Fund. There is no guarantee that a Fund's investments in IPOs, if any, will continue to have a similar impact on the Fund's performance in the future.

D. THE FUNDS' FUNDAMENTAL INVESTMENT RESTRICTIONS

      The Funds' investment objectives and strategies may, in general, be changed without the approval of shareholders.

      In a few cases, however, the Investment Company Act requires such approval. In addition, the Trust has adopted as "fundamental" the below-listed restrictions relating to the investment of each Fund's assets. That these restrictions are "fundamental" policies means that they may not be changed for any Fund without the approval of a majority of the outstanding voting shares of each affected Fund. (The term "majority of the outstanding voting shares" means the lesser of (1) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (2) more than 50% of the outstanding shares.)

      To the extent the Trust's prospectus or this Statement of Additional Information anywhere sets forth investment restrictions more restrictive than the fundamental restrictions described below, the more restrictive limitation controls; but any such more restrictive limitation may be changed without any shareholder approval, subject to the below fundamental restrictions.

      The Trust's current fundamental investment restrictions are as follows:

1. REAL ESTATE. No Fund will purchase or sell real estate. This restriction does not prevent (a) a Fund from acquiring real estate as a result of ownership of those securities or other instruments in which the Fund is permitted to invest;
(b) a Fund from investing in securities that are secured by real estate or interests therein; (c) a Fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein; or (d) the Real Estate Equity Fund from making any type of investment that it is otherwise permitted to make.

2. LOANS. No Fund will make loans, except that this restriction does not prevent a Fund from (a) making loans through the acquisition of obligations in which the Fund may invest consistent with its objective and investment policies; (b) lending portfolio securities; or (c) making loans to other Funds or investment companies managed or sponsored by an investment adviser to the Fund or by any company controlling, controlled by, or under common control with such investment adviser.

3. COMMODITIES. No Fund will purchase or sell physical commodities, except that a Fund may sell physical commodities acquired as a result of ownership of those securities or other instruments in which a Fund is permitted to invest.

4. UNDERWRITING. No Fund will engage in the underwriting of securities of other issuers. This restriction will not prevent a Fund from disposing of its portfolio securities regardless of its status as an underwriter under any federal or state securities laws.

5. BORROWING. No Fund will borrow money, except that this restriction will not prevent a Fund from borrowing (a) from banks for any purpose, provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings of the Fund as required under Section 18(f)(1) of the Investment Company Act (subject to any amendments to, regulations under, or exemptions from Section 18(f)(1) of the Investment Company Act); (b) for temporary purposes only, provided that loans for temporary purposes do not exceed 5% of the value of the total assets of the Fund as of the time when each such loan is made; or (c) from another fund, or from a related entity of another fund, pursuant to any amendments to, regulations under, exemptions from or interpretations of the Investment Company Act./1/

-------------------

      /1/ All of the funds also operate under a non-fundamental policy that, if borrowings by a Fund ever exceed 5% of its total assets, that Fund will make no new investments until it has paid down its borrowings to below 5%.

6. SENIOR SECURITIES. No Fund will issue senior securities, except as permitted under Section 18(f) of the Investment Company Act, any amendments thereto, any regulations thereunder, or any applicable exceptions therefrom.

7. INDUSTRY CONCENTRATION. The Equity Index, Large Cap Value, Large Cap Value CORE, Large Cap Aggressive Growth, Earnings Growth, Fundamental Value, Fundamental Growth, Mid Cap Value, Small/Mid Cap CORE, Small/Mid Cap Growth, Small Cap Value, Small Cap Growth, Small Cap Emerging Growth, International Equity Index, International Opportunities, Overseas Equity, Emerging Markets Equity, Short-Term Bond, Bond Index, Active Bond, Total Return Bond, High Yield Bond, and Global Bond Funds will not purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after such purchase, the value of the Fund's investments in such industry would exceed 25% of its total assets taken at market value. This restriction does not limit the Money Market Fund's investments in instruments issued by domestic banks (or by a foreign branch of a domestic bank, but only if the domestic bank is unconditionally liable in the event that the foreign branch fails to honor the instrument). For the purpose of determining industry concentration, telephone, water, gas and electric public utilities are each regarded as separate industries, and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parent. In conformity with its understanding of current interpretations of the Investment Company Act by the staff of the SEC, the Trust, as a non-fundamental policy, interprets this limitation not to apply to securities issued by the Federal government, or state and local governments within the U.S., or political subdivisions thereof; but this exception does not apply to securities of foreign government entities. If these interpretations change, however, the Trust may modify its practices to conform to such changes.

E. BOARD OF TRUSTEES AND OFFICERS OF THE TRUST

      The Board of Trustees of the Trust is responsible for overall management of the Trust. The Board may exercise all powers of the Trust, except those powers which are conferred solely upon or reserved to the shareholders. The Board has three standing committees, which are discussed below.

      The Governance Committee of the Board consists of the Trust's four independent Trustees: Ms. Cook, Ms. Kessler, Mr. Verdonck and Mr. McClellan. The Governance Committee assists the Board of Trustees by considering and making recommendations on such matters as the Board's structure, composition, manner of operations, and effectiveness; and the compensation and continuing education of independent Trustees. This committee also gives particular consideration to certain matters that involve actual or potential conflicts of interest between the Trust and its service providers. The terms of the Trust's advisory agreements are one important example of this. This committee met four times in 2002.

      The Nominating Committee of the Board also consists of the Trust's four independent Trustees. This committee is responsible for the selection and nomination of candidates to be independent Trustees. Although the Nominating Committee may receive input from John Hancock in this regard, the committee controls the selection and nominating process. The extent of this committee's activities in a given year will vary somewhat, depending on how many vacancies for the office of independent trustee need to be filled. The Nominating Committee did not meet during 2002.

      The Audit Committee of the Board consists of the following independent
Trustees: Ms. Cook, Mr. McClellan and Mr. Verdonck. The Audit Committee assists the Board in fulfilling its oversight responsibilities relating to the quality and objectivity of financial reporting, the effectiveness and efficiency of operations (including internal controls), and compliance with applicable laws and regulations. Among other things, the Audit Committee seeks to maintain good communication among the Trustees, the Trust's independent auditors and the Trust's management. Each year, the committee evaluates and makes a recommendation to the Board of Trustees as to the independent auditors to be retained by the Trust to audit the Trust's financial statements. The committee also reviews with such auditors the scope of the audit to be performed and the results of such audit. The Audit Committee met three times during 2002.

      Each of the above-described committees has authority to retain, at the Trust's expense, legal counsel and such other experts as the committee deems advisable to help discharge its functions.

      The following table provides information about the members of the Board of Trustees and the officers of the Trust:

 Name, Address and        Position with      Term of              Principal Occupation        Number            Other
        Age                   Trust          Office               During Past 5 Years         of the        Directorships
        ---                   -----          ------               -------------------         Trust's          Held by
                                                                                               Funds           Trustees
                                                                                              Overseen         --------
                                                                                                 by
                                                                                              Trustees
                                                                                              --------
Interested Trustees*:

Michele G. Van Leer       Chairman and      Indefinite            Senior Vice President,         30              None
(age 45)                  Trustee           (Commenced            Product Management,
John Hancock Place                          September 1998)       John Hancock Life
Boston,                                                           Insurance Company;
Massachusetts 02117                                               President and Director
                                                                  John Hancock Variable
                                                                  Life Insurance Company

Kathleen F. Driscoll      Vice Chairman,    Indefinite            Senior Vice President,         30              None
(age 46)                  President and     (Commenced June,      Signator Brokerage
John Hancock Place        Trustee           2001)                 Development, John
Boston,                                                           Hancock Life Insurance
Massachusetts 02117                                               Company, Vice President,
                                                                  Corporate Communications,
                                                                  John Hancock Life Insurance
                                                                  Company

Independent
Trustees:

Elizabeth G. Cook         Trustee           Indefinite            Expressive Arts Therapist,     30              None
(age 65)                                    (Commenced            Dana Farber Cancer
c/o John Hancock                            April 1993)           Institute; President, The
Variable Series Trust                                             Advertising Club of
I, John Hancock                                                   Greater Boston
Place, Boston,
Massachusetts 02117

Diane C. Kessler          Trustee           Indefinite            Executive Director,            30              None
(age 56)                                    (Commenced April      Massachusetts Council of
c/o John Hancock                            1999)                 Churches
Variable Series Trust
I, John Hancock
Place, Boston,
Massachusetts 02117

--------------------
* Ms. Van Leer and Ms. Driscoll are the only Trustees who are "interested persons" as defined in the Investment Company Act.

Robert F. Verdonck        Trustee           Indefinite            President and Chief            30         None
(age 57)                                    (Commenced            Executive Officer, East
c/o John Hancock                            April 1999)           Boston Savings Bank
Variable Series Trust
I, John Hancock
Place, Boston,
Massachusetts 02117

Hassell H. McClellan      Trustee           Indefinite            Associate Professor and        30         None
(age 57)                                    (Commenced            Graduate Dean, The
c/o John Hancock                            February, 2001)       Graduate School of the
Variable Series Trust                                             Wallace E. Carroll School
I, John Hancock                                                   of Management, Boston
Place, Boston,                                                    College
Massachusetts 02117

Other Officers

Jude A. Curtis (age 44)   Compliance        Indefinite            Second Vice President          N/A        N/A
John Hancock Place        Officer           (Commenced            and Chief Investment
Boston,                                     June, 2000)           Compliance Officer, John
Massachusetts 02117                                               Hancock Life Insurance
                                                                  Company; formerly
                                                                  Second Vice President
                                                                  and Counsel, Office of
                                                                  Business Conduct; John
                                                                  Hancock Life Insurance
                                                                  Company; formerly a
                                                                  Partner at Hale and Dorr
                                                                  LLP (law firm)

Raymond F. Skiba          Treasurer         Indefinite            Director of Fund               N/A        N/A
(age 57)                                    (Commenced            Operations, John Hancock
John Hancock Place                          February, 1986)       Life Insurance Company
Boston,
Massachusetts 02117

Gladys C. Millan          Assistant         Indefinite            Manager of Fund                N/A        N/A
(age 56)                  Treasurer         (Commenced            Operations, John
John Hancock Place                          March, 2003           Hancock Life Insurance
Boston,                                                           Company
Massachusetts 02117

Karen Q. Visconti         Secretary         Indefinite            Director, Product &            N/A        N/A
(age 49)                                    (Commenced August,    Market Management,
John Hancock Place                          1999)                 John Hancock Life
Boston,                                                           Insurance Company
Massachusetts 02117

Arnold R. Bergman (age    Assistant         Indefinite            Senior Counsel, Law            N/A        N/A
52) John Hancock Place,   Secretary         (Commenced            Department, John
Boston, Massachusetts                       December, 1999)       Hancock Life Insurance
02117                                                             company; formerly Vice
                                                                  President, General
                                                                  Counsel and Secretary,
                                                                  First Variable Life
                                                                  Insurance Company

      Certain members of the Trust's Board of Trustees may own either variable annuity contracts or variable life insurance policies that are supported by one of the Separate Accounts and, in that sense, have an interest in shares of the Trust.

      The names and range of each Trustee's interest in any Fund as of December 31, 2002 are set forth in the table below

   Name of Trustee                   Dollar Range of Interest in       Dollar Range of Interest in
                                              Any Fund                         All Funds
   Interested Trustees:
   Michele G. Van Leer                            0                                 0
   Kathleen F. Driscoll                           0                                 0

   Independent Trustees:
   Elizabeth G. Cook                      $50,000-$100,000                  $50,000-$100,000
   Diane C. Kessler                        $10,000-$50,000                   $10,000-$50,000
   Robert F. Verdonck                      $1,000-$10,000                    $1,000-$10,000
   Hassell H. McClellan                           0                                 0

      Compensation paid by the Trust to its current disinterested Trustees during 2002 was as follows:

                           Ms. Cook              $61,000
                           Ms. Kessler           $53,000
                           Mr. Verdonck          $59,000
                           Mr. McClellan         $57,000

     The Trust paid no compensation to any other officer or Trustee. The Trustees' fees are allocated among the Trust's Funds in proportion to their relative net assets. The average aggregate net assets for all of the Funds totaled approximately $9.4 billion for the year 2002.

F. INVESTMENT ADVISORY ARRANGEMENTS

1.   The Trust's Investment Advisory Arrangements With John Hancock

     John Hancock, the Trust's investment adviser, is a Massachusetts corporation. Until February 1, 2000, John Hancock was a mutual life insurance company. Now, it is a subsidiary of John Hancock Financial Services, Inc., a publicly-traded holding company. John Hancock provides advisory services to the Funds pursuant to several investment advisory agreements. The Trust is party to each of these investment advisory agreements with John Hancock.

     The Trust currently pays John Hancock investment advisory fees at the following rates:

                                                             John Hancock's Investment Advisory Fee
                                                             as an Annual Percentage of Each Portion
Fund                                                         of the Fund's Average Daily Net Assets
----                                                         ----------------------------------------
Equity Index                                .15% of first $75 million; .14% of next $50 million; .13% above $125 million

Large Cap Value                             .75%

Large Cap Value CORE                        .75% of first $50 million; .65% of next $150 million; .60% above $200 million

Large Cap Growth                            .80% of first $500 million; .75% of next $500 million; .70% above $1 billion

Earnings Growth                             1.00% of first $100 million; .90% above $100 million

Large Cap Aggressive Growth                 1.00% of first $10 million; .875% of next $10 million; .75% above $20 million

Growth & Income                             .71% of first $150 million; .69% of next $150 million; .67% above $300 million

Fundamental Value                           .95% of first $25 million; .85% of next $25 million; .75%  of next $50 million; 65% above $100 million

Fundamental Growth                          .90% of first $250 million; .85% above $250 million

Mid Cap Value                               1.10% of first $50 million; 1.00% of next $50 million; and .95% above
                                            $100 million

Small/Mid Cap CORE                          1.05% of first $100 million; 1.00% above $100 million

Small/Mid Cap Growth                        1.00% of first $50 million; .95% of next $150 million; .90% above $200 million

Small Cap Value                             .95%

                                                             John Hancock's Investment Advisory Fee
                                                             as an Annual Percentage of Each Portion
Fund                                                         of the Fund's Average Daily Net Assets
----                                                         ----------------------------------------
Small Cap Growth                            1.05%

Small Cap Emerging Growth                   1.05% of first $100 million; and 1.00% above $100 million

International Equity Index                  .18% of first $100 million; .15% of next $100 million; .11% above $200 million

International Opportunities                 1.30% of first $20 million; 1.15% of next $30 million; 1.05% above $50 million

Overseas Equity                             1.05% of first $150 million; .95% of next $150 million; .80% of next
                                            $200 million; and .75% above $500 million

Emerging Markets Equity                     1.65% of first $10 million; 1.45% of next $140 million; 1.35% above $150 million

Real Estate Equity                          1.10% of first $50 million; 1.00% of the next $50 million; .90% of the next $100 million; .80% above $200 million

Health Sciences                             1.00% of first $250 million; .95% above $250 million

Financial Industries                        0.80%

Managed                                     .74% of first $500 million; .68% of next $500 million; .65% above $1 billion

Short-Term Bond                             .60%

Bond Index                                  .15% of first $100 million; .13% of next $150 million; .11% above $250 million

Active Bond                                 .70% of first $100 million; .65% of next $150 million; .61% of next $250 million; .58% of next $500 million; .55% above $1 billion

Total Return Bond                           .70% of first $250 million; .68% of next $250 million; and .65% above
                                            $500 million

High Yield Bond                             .80% of first $100 million; .70% above $100 million

Global Bond                                 .85% of first $150 million; .80% of next $150 million; .75 of next $200 million; .70% above $500 million

Money Market                                .25%

     Under its investment advisory agreements with the Trust, John Hancock advises the Trust in connection with policy and strategy decisions; provides administration of much of the Trust's day-to-day operations; serves as the Trust's transfer agent and dividend disbursing agent; prepares the Trust's financial statements; maintains records required by the Investment Company Act of 1940; and supervises activities of the subadvisers (discussed below) and of other service providers to the Trust. John Hancock also provides the Trust with office space, supplies and other facilities required for the business of the Trust. John Hancock pays the compensation of Trust officers and employees and the expenses of clerical services relating to the administration of the Trust. To the extent that any administrative or legal services for the

Trust are provided by John Hancock's Law Department, however, John Hancock charges the Trust separately, and the Trust pays such charges in accordance with the terms of the investment advisory agreements.

     All other expenses not expressly assumed by John Hancock under the investment advisory agreements are paid by the Trust. These include, but are not limited to, the Trust's taxes (if any); custodian fees; auditing fees; brokerage commissions; advisory fees; the compensation of Trustees who are not affiliated with John Hancock; the Trust's fidelity bond coverage; the costs of printing and distributing annual and semi-annual reports and voting materials to holders of variable annuity contracts and variable life insurance policies that participate in the Trust; tabulating votes; fees for certain accounting, valuation, and compliance services; legal fees; SEC registration costs; proxy costs; costs of organizing any new Funds; and other expenses related to the Trust's operations.

2.   The Trust's Arrangements With Subadvisers

     Set forth below are the names to the Funds' subadvisers and certain persons who may control them.

                Subadviser                Subadviser's                                       General Nature
               and the Funds               Controlling                                              of
                It Manages                   Person                Basis of Control      Control Person's Business
                ----------                   ------                ----------------      -------------------------
1.    Independence Investment LLC         John Hancock             Indirectly owns       Financial services holding
      (Managed, Growth & Income,          Financial                100% of the           company
      Large Cap Growth, Short-Term        Services Inc.            subadviser
      Bond, and International Equity
      Index Funds)                        John Hancock             Indirectly owns       Life insurance and other
                                          Life Insurance           100% of the           financial services provided
                                          Company                  subadviser            directly or through subsidiaries

2.    John Hancock Advisers, LLC          Same as 1. above.
      (Small Cap Growth, Financial
      Industries and Active Bond)

3.    SSgA Funds Management, Inc.         State Street             Owns 100% of the      Financial services holding
      (Equity Index Fund)                 Corporation              subadviser            company

4.    T. Rowe Price Associates, Inc.      T. Rowe Price            Owns 100% of the      Publicly traded financial
      (Large Cap Value, Mid Cap           Group, Inc.              subadviser            services holding company
      Value and Small Cap Value
      Funds)

5.    Janus Capital Management,           Janus Capital            Subadviser is a       Publicly traded financial
      LLC (Large Cap Aggressive           Group, Inc. ("JCGI")     direct subsidiary     services asset management
      Growth Fund)                                                 of JCGI, which owns   company
                                                                   approximately 95% of
                                                                   the subadviser, with
                                                                   the remaining 5%
                                                                   held by Janus
                                                                   Management Holdings
                                                                   Corporation

6.    Goldman Sachs Asset                 The Goldman              Sole General Partner  Publicly traded financial
      Management  L.P. (Small/Mid         Sachs Group Inc.                               investment banking and
      Cap CORE, and Large Cap                                                            securities firm
      Value CORE.

7.    T. Rowe Price International,        T. Rowe Price            Indirectly owns       Publicly traded financial
      Inc. (International                 Group, Inc.              100% of the           services holding
      Opportunities  Fund)                                         subadviser

8.    Morgan Stanley Investment        Morgan Stanley      Directly owns 100% of   Publicly traded financial
      Management Inc.* (Emerging                           voting stock            services company
      Markets Equity and Real
      Estate Equity Funds)

9.    Standish Mellon Asset            Mellon Financial    Indirectly owns         Bank holding company
      Management Company LLC           Corporation         100% of the
      (Bond Index Fund)                                    subadviser through
                                                           Standish Mellon
                                                           Asset Management
                                                           Holdings LLC (sole
                                                           owner of subadviser)
                                                           Executive Committee     Ivestment management

10.   Wellington Management            Executive
      Company, LLP (High Yield         Committee
      Bond, Small/Mid Cap Growth,      consisting of
      Fundamental Value, Small         nine of the
      Cap Value, Small Cap             firm's partners
      Emerging Growth, Health
      Sciences and Money Market
      Funds)

11.   Capital Guardian Trust           The Capital         The subadviser is an    Financial services holding
      Company                          Guardian Group      indirect wholly         company
      (Managed, Overseas Equity        Companies, Inc.     owned subsidiary of
      and Global Bond Funds)           ("CGCI")            CGCI

12.   Putnam Investment                Marsh &             The subadviser is a     Publicly owned holding
      Management, LLC                  McLennan            majority owned          company whose principal
      (Growth & Income and             Companies, Inc      subsidiary of Marsh     businesses are international
      Fundamental Growth Funds)        ("Marsh")                                   insurance and reinsurance
                                                                                   brokerage, employment
                                                                                   benefit counseling and
                                                                                   investment management

13.   Pacific Investment               Allianz A.G.        Subadviser is a subsidiary of Allianz Dresdner Asset
      Management Company LLC                               Management of America L.P., formerly PIMCO Advisors
      (Total Return Bond Fund)         Pacific Mutual      L.P. ("ADAM LP"). ADAM LP'S sole general partner is
                                       Holding             Allianz-PacLife Partners LLC. Allianz-PacLife
                                       Company             Partners LLC has two members, ADAM U.S. Holding LLC
                                                           and Pacific Asset Management LLC. ADAM U.S. Holding
                                                           LLC's sole member is Allianz Dresdner Asset
                                                           Management of America LLC, which is a wholly-owned
                                                           subsidiary of Allianz of America, Inc., which is
                                                           wholly-owned by Allianz AG. Pacific Asset Management
                                                           LLC is a wholly-owned subsidiary of Pacific Life
                                                           Insurance Company, which is a wholly-owned
                                                           subsidiary of Pacific Mutual Holding Company.
                                                           Allianz A.G. indirectly holds a controlling interest
                                                           in Allianz Dresdner Asset Management of America L.P.
                                                           Pacific Life Insurance Company owns an indirect
                                                           minority equity interest in Alllianz Dresdner Asset
                                                           Management of America L.P. Pacific Life Insurance
                                                           Company is a California-based insurance company.
                                                           Allianz AG is a European-based, multinational
                                                           insurance and financial services holding company.

14.   RREEF America LLC             Deutsche Bank       The subadviser is a     European-based, multinational
      (Real Estate Equity Fund)     AG                  wholly owned            insurance and financial
                                                        subsidiary              services holding company.

15.   Fidelity Management &         FMR Corp.           FMR has entered into a sub-subadvisory agreement
      Research Company ("FMR")                          with FMR Co., Inc. (FMRC) pursuant to which FMRC
      (Earnings Growth Fund)                            has primary responsibility for choosing investments
                                                        for the Earnings Growth Fund. FMR Corp., organized
                                                        in 1972, is the ultimate parent company of FMR and
                                                        FMRC. The voting common stock of FMR Corp. is
                                                        divided into two classes. Class B is held
                                                        predominantly by members of the Edward C. Johnson 3d
                                                        family and is entitled to 49% of the vote on any
                                                        matter acted upon by the voting common stock. The
                                                        Johnson family group and all other Class B
                                                        shareholders have entered into a shareholders'
                                                        voting agreement under which all Class B shares will
                                                        be voted in accordance with the majority vote of
                                                        Class B shares. Under the Investment Company Act of
                                                        1940, control of a company is presumed where one
                                                        individual or group of individuals owns more than
                                                        25% of the voting stock of that company. Therefore,
                                                        through their ownership of voting common stock and
                                                        the execution of the shareholders' voting agreement,
                                                        members of the Johnson family may be deemed, under
                                                        the 1940 Act, to form a controlling group with
                                                        respect to FMR Corp.

-------------------------------------

*Morgan Stanley Investment Management Inc. does business in certain instances (including in its role as Subadviser to the Funds) under the name "Van Kampen."

Set forth below are the sub-advisory fees that John Hancock pays the subadvisers for each Fund. The below fees are paid by John Hancock and not by the Funds.

                                                   Subadvisory Fees Payable by John Hancock,
          Fund                             as a Percentage of Each Fund's Average Daily Net Assets
          ----                             -------------------------------------------------------
Equity Index                 .05% of first $50 million; .04% of next $50 million; .02% of next $300 million; and
                             .01% above $400 million

Large Cap Value              .40% of first $500 million; and .35% above $500 million

Large Cap Value CORE         .40% of first $50 million; .30% of next $150 million; .25% of next $800 million; and
                             .20% above $1 billion

Large Cap Growth             .30% of first $500 million; .2625% of next $500 million; and .225% above $1 billion

Earnings Growth              .45% of first $250 million; .42% of the next $500 million; and .38% above $750 million

Large Cap Aggressive         .55% of first $100 million; .50% of next $400 million; and .45% above $500 million
Growth

Growth & Income              Assets managed by Independence Investment, LLC: .1875%
                             Assets managed by Putnam Investment Management, LLC; .50% of first $150 million;
                             .45% of next $150 million; and .35% above $300 million

Fundamental Value            .50% of first $50 million; .40% of next $50 million; and .30% above $100 million

Fundamental Growth           .50% of first $250 million; and .45% above $250 million

Mid Cap Value                .60% of first $50 million; and .50% above $50 million

Small/Mid Cap CORE           .60% of first $50 million; and .50% above $50 million

Small/Mid Cap Growth         .50% of first $50 million; .45% of next $150 million; and .40% above $200 million

Small Cap Value              .60% of the first $500 million; and .55% above $500 million

Small Cap Growth             .50%

Small Cap Emerging           .65% of first $100 million; and .60% above $100 million
Growth

International Equity Index   .125% of first $100 million; .10% of next $100 million; and .06% above $200 million

International                .75% of first $20 million; .60% of next $30 million; .50% of next $150 million; .50%
Opportunities                of all assets when the Fund is more than $200 million but less than $500 million; .45%
                             of all assets above $500 million

Overseas Equity              .65% of first $150 million; .55% of next $150 million; .45 of next $200 million; and
                             .40% above $500 million

Emerging Markets Equity      1.10% of first $10 million; .90% of next $140 million; and .80% above $150 million.

Real Estate Equity           Assets managed by RREEF America L.L.C.: .45%

                             Assets managed by Van Kampen: .70% of first $50 million; .60% of next $50 million;
                             .50% of next $100 million; and .40% above $200 million

Health Sciences              .65% of first $50 million; .55% of next $50 million; and .45% above $100 million

Financial Industries         .70% of first $50 million; .60% of next $50 million; .50% of next $100 million; and
                             .40% above $200 million

Managed                      Assets managed by Independence Investment LLC: .30% of first $500 million; .2625%
                             of next $500 million; and .2250% above $1 billion
                             Assets managed by Capital Guardian Trust Company: .50% of first $150 million; .45%
                             of next $150 million; .30% of next $200 million; and .25% above $500 million

Short-Term Bond              .19% of first $250 million; .17% of next $250 million; and .15% above $500 million

Bond Index                   .07% of first $100 million; .06% of next $150 million; .03% of next $250 million; and
                             .01% above $500 million

Active Bond                  .25% of first $100 million; .20% of next $150 million; .16% of next $250 million;
                             .125% of next $500 million; and .10% above $1 billion

Total Return Bond            .25%

High Yield Bond              .45%

Global Bond                  .40% of first $150 million; .35% of next $150 million; .30% of next $200 million; and
                             .25% above $500 million

Money Market                 0.075% of first $500 million;  and .02% above $500 million

3.   Dollar Amounts of Advisory Fees, Subadvisory Fees, and Expense
     Reimbursements

     Set out below are the dollar amounts of advisory fees that the Trust paid to John Hancock and the subadvisory fees that John Hancock paid to subadvisers for the past three years:

Fund                                     Investment Adviser                     Subadvisers*
----                                     ------------------                     ------------
                                    2002        2001        2000        2002        2001       2000
                                    ----        ----        ----        ----        ----       ----
Managed .....................    15,022,416  18,129,438  12,069,024   6,384,611   7,509,704  7,988,141
Growth & Income .............    14,166,639  18,378,237  12,188,384   4,940,873   6,378,814  7,674,810
Equity Index ................       670,965     638,853     682,347     115,079     184,656    252,856
Large Cap Value .............     1,958,804   1,654,981   1,222,357   1,044,702     892,337    811,804
Large Cap Value CORE ........       366,083     278,769      81,748     193,677     148,487     43,874
Large Cap Growth ............     2,906,241   3,319,872   4,955,653   1,810,686   2,489,889  3,756,913
Large Cap Aggressive
 Growth .....................       278,349     272,132     214,471     198,066     193,921    156,294
Fundamental Value ...........     1,098,084     342,746      87,948     588,303     208,657     55,933
Earnings Growth .............     1,797,191   2,410,233   4,303,524     992,875   1,535,019  3,001,588
Real Estate Equity ..........     1,796,693   1,556,143     946,388     880,122     758,395    473,629
Health Sciences .............       276,778     163,858          --     152,224      90,120         --
Small/Mid Cap Growth ........     1,516,336   1,403,338   1,382,046     731,448     848,219    939,041
Fundamental Growth ..........       252,723     327,064     249,227     140,403     181,703    144,847
Small/Mid Cap CORE ..........       393,262     218,743     131.301     274,096     164,053     99,006
Small Cap Emerging Growth ...       539,384     619,083     602,274     389,543     459,131    409,844
Small Cap Value .............     1,179,436     559,231     126,890     744,902     353,196     87,204

Small Cap Growth ..............   1,548,512   1,533,746   1,965,285     737,409     937,017  1,319,650
Overseas Equity ...............     305,288     291,727     261,293     188,986     187,638    149,889
International Equity Index ....     197,047     261,569     354,066     136,337     179,380    240,625
International Opportunities ...     988,252     844,115     819,520     512,504     547,558    589,537
Emerging Markets Equity .......     557,164     364,553     523,867     353,418     272,023    408,779
Short-Term Bond ...............   1,151,717     468,356     220,826     364,685     225,303    114,279
Bond Index ....................     248,866     135,751      72,662     115,631      66,937     39,093
Active Bond ...................   5,841,345   5,236,730   2,573,480   1,519,340   1,389,019  1,534,969
Global Bond ...................     492,904     518,629     467,803     231,954     239,893    290,135
High Yield Bond ...............     463,989     260,006     159,282     260,997     175,704    123,619
Money Market ..................   1,966,939   1,319,703   1,038,533     454,983     650,891  1,038,533

-------------------------------

   Paying these fees to the subadvisers is solely the responsibility of John Hancock and not the Trust.

     Under the investment advisory agreements, for any fiscal year in which the normal operating costs and expenses of any Fund, exclusive of the investment advisory fee, interest, brokerage commissions, taxes and extraordinary expenses outside the control of John Hancock exceed 0.10% of that Fund's average daily net assets, John Hancock will reimburse that Fund in an amount equal to such excess. These reimbursements have been as follows for the past three years.

Fund                                             2002         2001         2000
----                                             ----         ----         ----

Equity Index ................................       --           --           --
Large Cap Value CORE ........................   63,635       10,830       26,638
Large Cap Aggressive Growth .................    5,454       29,164       11,479
Fundamental Value ...........................       --       79,742       28,895
Small/Mid Cap Growth ........................   13,182        4,000           --
Small Cap Emerging Growth ...................   23,494        7,794       23,198
Small Cap Value .............................    1,730       16,492       32,214
Small Cap Growth ............................       --       50,542           --
Overseas Equity .............................   87,685       58,591       85,676
International Equity Index ..................  201,707      202,794      195,833
International Opportunities .................   37,417      143,444      154,310
Global Bond .................................   45,456        2,284       63,735
Fundamental Growth ..........................   70,763       67,599       10,455
Small/Mid Cap CORE ..........................  684,568       68,521       53,769
Emerging Markets Equity .....................   52,752      733,661      499,569
Bond Index ..................................   32,972           --       11,335
High Yield Bond .............................       --       38,330       29,620
Active Bond .................................       NA           --      201,827

4.    Basis of Trustee Approval of Advisory Arrangements

     The Trust's Board of Trustees ("Board"), at a meeting on February 6, 2002, approved the continuance of the Trust's investment management agreements ("advisory agreements") with John Hancock, the continuance of and the Trust's sub-investment management agreements ("sub-advisory agreements") with continuing subadvisers and sub-advisor fees and new arrangements regarding the Real Estate Equity Fund, the Small Cap Equity fund, the Large Cap Aggressive Growth Fund, the Health Sciences Fund and the Global Balanced Fund. The Board, at a meeting on march 12, 2003, approved new sub-advisory arrandgemetns for the Bond Index Fund and the Multi-Cap Growth Fund. In the process, the Board evaluated, among other things, written and oral information provided by John Hancock in response to a request of the Trustees. In addition, the Board's Trust Governance Committee, composed exclusively of the Board's independent Trustees, met prior to the Board meeting on February 6, 2003 and evaluated written information provided in advance to the Board by John Hancock.

     During the year, the Board devotes a substantial portion of each of its six regularly scheduled meetings to an ongoing review and evaluation of John Hancock and the subadvisers. This ongoing process is based primarily on written and oral reports by John Hancock, in-person and written presentations by the Trust's subadvisers on a rotating basis, and answers to questions addressed by the Trustees to representatives of John Hancock and the subadvisers. In this connection, the Trustees receive information from John Hancock regarding John Hancock's performance of its functions, including monitoring and evaluation of each subadviser which includes, among other things, review of certain filings made with the SEC and written procedures and other materials submitted to John Hancock This information relates to such matters as the nature, scope and quality of the services provided by the subadvisers to the Trust, and includes, among other things, (i) the investment performance of each subadviser, (ii) any recommendation by John Hancock to terminate, replace or add a subadviser, and
(iii) any recommendation by John Hancock to change any advisory or sub-advisory fee.

     The Trust Governance Committee schedules four meetings a year pursuant to a Charter that empowers the Committee to meet separately from management in connection with consideration of the advisory and sub-advisory agreements. The Charter also empowers the Committee, in any case it deems advisable, to retain special counsel or other experts or consultants, at the expense of the Trust or any Fund, to further the interests of the Trust.

     The Board generally schedules its meeting in February of each year to consider whether or not to approve continuing the advisory and sub-advisory agreements for another year. The Board considers, as applicable, factors bearing on the nature, scope, quality, cost and profitability of the services provided to the Trust under these agreements, with a view toward making a business judgment whether each agreement, including the fee, is, under all of the circumstances, in the best interest of the Trust.

     In approving the continuance of certain agreements at their February 6, 2002 meeting, the Trustees considered various factors, and, in their business judgment, reached various conclusions, principally including the following:

..    The Trustees reviewed the nature and scope of the various management and administrative services that John Hancock provides to the Trust, including, among other things, John Hancock's functions in overseeing, monitoring and reporting on the Trust's 13 subadvisers. The Trustees also reviewed the nature and scope of the portfolio management services that the subadvisers provide to the various Funds.

..    The Trustees assessed the quality of John Hancock's services and each subadviser's services, on such bases as investment performance and expense experience for each Fund, on both an absolute basis and a comparative basis (against benchmarks and certain investment performance data of similar funds prepared at John Hancock's request by an unaffiliated company) over current and multi-year periods. Given that similar funds may allocate other operating expenses (non-advisory fees) differently between the fund and its adviser than does a Fund of the Trust, the Trustees concluded that a comparison of aggregate fees and expenses can be more meaningful than comparison of advisory fees only and/or comparison of other operating expenses only.

..    Furthermore, the Trustees considered that John Hancock and its insurance company affiliates (the "Insurers") impose fees and charges at the separate account level under the variable insurance products and that some of these fees and charges, like the Funds' advisory fees, are computed as a percentage of net assets invested. Therefore, the Trustees concluded that a comparison of Trust operating expenses aggregated with certain such asset-based charges imposed at the separate account level could be meaningful, even though the Trustees are not responsible for the fees and charges deducted by the Insurers under the variable insurance products. Therefore, the Trustees considered expense information for each Fund, both on an absolute basis and a comparative basis (against data for similar funds underlying variable insurance products that was compiled at John Hancock's request by an unaffiliated company) that also included certain of such charges at the separate account level.

..    The Trustees reviewed a schedule of the advisory fee and sub-advisory fee for each Fund and concluded that most of the Funds have breakpoints that can pass along a portion of any economies of scale to the contract owners. The Trustees will consider instituting or accentuating breakpoints for each Fund or seeking a fee reduction if the Fund's assets continue to increase and further economies of scale result.

..    The Trustees considered the above-mentioned analysis of similar fund advisory fee and expense data. Based on that analysis, the Trustees concluded that, while comparative data are not to be relied on exclusively, the aggregate advisory fees and other expenses of each Fund are within the range paid by similar funds. The Trustees also considered the fact that John Hancock has undertaken to reimburse the Funds for certain operating expenses in excess of a stated rate and that, for 2002, John Hancock reimbursed 15 of the Funds pursuant to this undertaking.

..    The Trustees considered that, in addition to the advisory fees received by
     John Hancock from the Trust, the Insurers derive benefits by having the Trust serve as the underlying funding medium for variable insurance products offered by the Insurers, which are subject to fees and charges payable to the Insurers. In this regard, the Trustees considered representations from John Hancock that (i) those fees and charges, in the aggregate, are reasonable in relation to the services rendered, expenses expected to be incurred, and risks assumed by the Insurers, (ii) those fees and charges do not duplicate fees and expenses paid by the Trust, and (iii) the advisory fees make no specific allowance to provide monies to finance distribution of either Trust shares or variable insurance products (although John Hancock may use profits realized from the advisory fees for any lawful purpose). While the Trustees are not responsible for the fees and charges deducted by the Insurers under the variable insurance products funded through the Trust, the Trustees concluded that, under all the circumstances, any such benefits to John Hancock did not appear to be inconsistent with the best interest of each Fund.

..    The Trustees considered that, in addition to the sub-advisory fees received by subadvisers from John Hancock, subadvisers in some cases receive benefits through soft dollar arrangements by which brokers provide research and certain other services to subadvisers in return for being allocated Trust "brokerage" transactions. The Trustees considered: (i) information provided by John Hancock about the extent and nature of such practice by each Fund as applicable; (ii) representations of subadvisers regarding the appropriateness of their practices and (iii) an ongoing study and assessment by an unaffiliated company of the degree to which each Fund is receiving "best execution." Under all the circumstances, the Trustees concluded that each Fund's practices in this regard did not appear to be inconsistent with the best interest of the Fund.

..    The Trustees considered certain information from John Hancock about the overall profitability to John Hancock and its affiliates of the variable insurance products funded through the Trust, including certain information about profits to John Hancock from serving as the Trust's primary investment adviser. They also considered information they had received from John Hancock about the difficulties of quantifying the cost and profitability of the advisory function separately from the aggregate cost and profitability of all of the functions performed by John Hancock and its affiliates to develop, offer, and maintain the products, including the cost of processing orders for the purchase and redemption of Trust shares. The Trustees concluded that, particularly in view of the interdependence of the Fund and the variable insurance products that it supports, the aggregate profitability information the Trustees had received was appropriate for purposes of their deliberations.

..    The Trustees considered the fact that: (i) John Hancock pays the sub-advisory fees to the subadvisers; (ii) John Hancock and a Fund generally have a common interest in negotiating the sub-advisory fees downward; (iii) in some cases, John Hancock has succeeded in negotiating a sub-advisory fee rate that is less than the average rate that a subadviser charges to similar funds; and (iv) the subadvisers have less influence over the management of their respective Funds than a primary adviser to a retail mutual fund normally would (including any influence with respect to the level of their sub-advisory fees). In light of, among other things, the particular characteristics of the adviser/subadviser relationship, the Trustees concluded that the profitability information mentioned above concerning the Insurers was appropriate for purposes of their deliberations over continuation of both the advisory and sub-advisory agreements.

     In approving new investment advisory and sub-advisory agreements at their February 5 and March 12, 2003 meetings, the Trustees, as a fundamental matter, followed essentially the same process, and considered essentially the same various factors, as described above, regarding the Trustees' continuation of certain agreements. Moreover, the Trustees considered, for each applicable Fund, written recommendations and rationales of John Hancock, based on such factors as comparisons of recommended subadvisers with existing subadvisers and optional subadvisers and due diligence reviews. In addition, the Trustees considered various factors, and, in their business judgment, reached various conclusions related to the specific facts and circumstances of each agreement, principally including those explained below.

..    Bond Index Fund. The Trustees approved a new sub-advisory agreement with
     Standish Mellon, under circumstances where Standish Mellon would be the survivor of a merger with Mellon Bond, the Fund's existing subadviser, based on Standish Mellon's representations that it (i) intends to maintain the same level and quality of services as are currently provided by Mellon Bond and (ii) appoints the key officers and portfolio managers of Mellon Bond who provide sub-advisory services to the Fund to be the officers and portfolio managers of Standish Mellon who provide sub-advisory services to the Fund.

..    Global Balanced Fund. The Trustees, having approved the adoption of certain non-fundamental investment policies and changed the name of the Fund, approved the reallocation of fees between John Hancock and Capital Guardian by increasing the sub-advisory fee, based on: the services to be provided by each and John Hancock's representation that the quantity and quality of the services to be provided by each would not be affected by the reallocation.

..    Health Sciences Fund. The Trustees, having previously approved the termination of an existing sub-advisory agreement, approved a new sub-advisory fee, based on: the services to be provided; John Hancock's representation that the Fund level fees are in line with industry averages for comparable funds and the new sub-advisory fee is competitive, based on third party data; the fact that John Hancock's spread decreases at current assets and increases as assets increase; and the existence of fee breakpoints.

..    Large Cap Aggressive Growth Fund. The Trustees, having previously approved the termination of an existing sub-advisory agreement, approved a new sub-advisory agreement with Janus with a higher sub-advisory fee, based on: the services to be provided; John Hancock's representations that the Fund level fees remain below industry averages for comparable funds and the new sub-advisory fee is competitive, based on third party data; the fact that John Hancock's spread increases modestly at current asset levels, but decreases as assets increase; and the existence of fee breakpoints.

..    Multi Cap Growth Fund. The Trustees approved the termination of its existing sub-advisory agreement, a change in the Fund's name, and a new sub-advisory agreement with Fidelity, based on: (i) a change in the portfolio manager of the existing subadviser, (ii) John Hancock's recommendation that the Fund be converted from an all cap growth strategy to a large cap growth strategy; and (iii) the new subadviser's well-recognized large cap growth strategies and strong brand name; and (iv) demand from distribution channels for Fidelity-advised investment options.

..    Real Estate Equity Fund. The Trustees approved the termination of an existing sub-advisory agreement and approved a new sub-advisory agreement with RREEF based on: (i) the existing subadviser's relative lack of consistency of investment performance versus peers, relative non-success of investment process, and lack of a dedicated portfolio management team for real estate investment trusts ("REITs") and (ii) management's recommendation that RREEF would provide strategy diversification in a multi-managed structure by providing growth style relative to the value approach of the Fund's other subadviser. The Trustees approved an increase in sub-advisory fee, based on: the higher rates charged by the new subadviser; John Hancock's representations that the new fee is in line with industry averages for comparable funds, based on third party data; and the existence of fee breakpoints.

..    Small Cap Equity Fund. The Trustees approved the termination of an existing sub-advisory agreement and approved a new sub-advisory agreement with Wellington, based on: (1) the existing subadviser's severe underperformance for fourth quarter 2002 and since inception, reaction to unintended growth bias, and transition in its portfolio management team; (ii) the Fund's insufficient growth of assets; and (iii) John Hancock's recommendation that the Fund be converted from a small cap blend strategy to a small cap growth strategy because of market demand and closer alignment with existing asset allocation models. The Trustees approved an increase in the advisory fee and sub-advisory fee, based on: John Hancock's representations that growth style funds have a price premium over blend style funds; the new fees are in line with industry averages for comparable funds, based on third party data, as well as with John Hancock's target spreads; and the existence of fee breakpoints.

     The shareholders of each Fund have approved a manager of managers arrangement. Under that arrangement, the Fund could retain or terminate subadvisers that are not affiliated with John Hancock, upon approval of the Board and prompt notification to shareholders of a Fund in lieu of a vote of shareholders of that Fund. The Trust, on January 17, 2003, filed with the SEC an application for an order of exemption to permit the manager of managers arrangement to be effected. The applicable new sub-advisory agreements are currently being maintained on an interim basis, in accordance with SEC rules, and will be converted to an annual basis following the SEC's anticipated issuance of an order of exemption. If the SEC does not issue the anticipated order of exemption, the Board will consider seeking approval of applicable sub-advisory agreements by a vote of shareholders of an applicable Fund.

     In connection with their deliberations, the Board and the Trust Governance Committee received legal advice from outside counsel to the Trust regarding the standards and methodology of evaluation articulated by the SEC, the courts and the industry for mutual funds selling shares to the public and the applicability of those standards and that methodology to mutual funds - like the Trust - selling shares to life insurance company separate accounts. Such legal counsel, through its representation of John Hancock on certain matters in which the Trust does not have a direct interest, is also familiar with the Insurers' variable insurance products and separate accounts funded through the Trust. The Trustees considered advice of such legal counsel that mutual funds selling shares to life insurance companies differed, in certain respects, from mutual funds selling shares to the public and that, consequently, the standards and methodology of evaluation developed for the latter did not necessarily apply to the former in all respects. The Trustees considered, for example, the fact that SEC rules would permit John Hancock to "veto" Trustee or contract owner proposals for an adviser other than John Hancock under specified circumstances and that the 1940 Act would permit John Hancock to seek SEC approval to substitute another mutual fund for the Trust if the Trustees were to select an adviser other than John Hancock.

     The Trustees also took into account the fact that John Hancock affords contract owners the privilege of instructing John Hancock how to vote the Trust shares held by John Hancock and that, pursuant to the process, the contract owners, had voted to approve the advisory agreements and each of the sub-advisory agreements.

     The foregoing discussion of the material factors considered and conclusions reached by the Trustees is not intended to be all-inclusive. The Trustees reviewed a large variety of factors and considered a significant amount of information, including information received on an ongoing basis at meetings of the Board, the Trust Governance Committee, and the Audit Committee and otherwise. In view of the broad scope and variety of these factors and information, the Board did not find it practicable to, and did not, make specific assessments of, quantify, or otherwise assign relative weights to the specific factors considered in reaching the Board's conclusions and determinations to approve the continuance of the Trust's advisory agreement and each sub-advisory agreement. The approval determinations were made on the basis of each Trustee's business judgment after consideration of all of the factors taken as a whole, though individual Trustees may have given different weights to different factors and assigned various degrees of materiality to various conclusions.

     As a result of their consideration, the Trustees, in the exercise of their business judgment, approved the continuation of each such agreement as being in the best interest of each Fund to which it relates.

G. ARRANGEMENTS WITH OTHER SERVICE PROVIDERS TO THE TRUST

1.   Underwriting and Indemnity Agreement

     Pursuant to an Underwriting and Indemnity Agreement, Signator Investors, Inc. ("Signator") serves as the Trust's principal underwriter, and John Hancock provides certain indemnities to the Trust and its Trustees. Neither Signator nor John Hancock receives any additional compensation from the Trust for the services and indemnities they provide pursuant to the Underwriting and Indemnity Agreement. The offering of the Trust's shares through Signator is a continuous offering on a "best efforts" basis. Signator is a wholly-owned subsidiary of John Hancock and is located at 197 Clarendon Street, Boston, MA 02117.

2.   Custody of the Trust's Assets

     State Street Bank and Trust Company ("State Street Bank") is the primary custodian of the assets of all Funds. State Street Bank's principal business address is 225 Franklin Street, Boston MA 02110. The primary custodian's duties include safeguarding and controlling the Trust's cash and investments, handling the receipt and delivery of securities, and collecting interest and dividends on the Trust's investments. Fund securities purchased in the United States are maintained in the custody of State Street Bank, although such securities may be deposited in the book-entry system of the Federal Reserve System, with Depository Trust Company, or with other qualified domestic book-entry systems or depositories. Also, pursuant to its agreement with the Trust, State Street Bank provides certain accounting and recordkeeping services to the Trust and generally values the Trust's assets by computing each Fund's net asset value each day. The Trust compensates State Street Bank for these functions through the payment of an annual custody asset fee of .01% of the total net assets of the Trust, allocated to each Fund based on the percentage of that Fund's total net assets to the total net assets of the Trust; miscellaneous transaction charges ranging from $7.00 to $25.00; global asset and transaction fees that vary by the country in which a Fund's assets are held or traded; a monthly accounting fee charge that is allocated to each Fund based on the percentage of that Fund's total net assets to the total net assets of the Trust; valuation and monthly quote charges; special service fees for activities of a non-recurring nature; and reimbursement of specified out-of-pocket expenses.

     Foreign securities are generally held through subcustodian banks and depositories around the world with whom State Street Bank has relationships. In some cases, Funds whose securities are held in this manner may be exposed to greater risks of loss. This is because the soundness of such foreign entities, as well as foreign regulatory practices and procedures, may provide less protection to security holders than is available in the U.S.

     In certain circumstances, brokers may have access to assets that a Fund posts as "margin" in connection with futures and options transactions. In the event of a broker's insolvency or bankruptcy, a Fund could experience a delay or incur costs in recovering such assets or might recover less than the full amount due. Also the value of such assets could decline by the time the Trust could effect such recovery.

     If on any day a Fund experiences net realized or unrealized gains with respect to financial futures contracts held through a given broker, it will be entitled immediately to receive from the broker the net amount of such gains. The Trust will request payment of such amounts promptly after notification by the broker that such amounts are due. Thereupon, these assets will be deposited in the Trust's general or segregated account with its primary custodian, as appropriate.

3.   Subadministration Agreement With State Street Bank

     Pursuant to a Subadministration agreement, with the Trust, State Street Bank also provides assistance to John Hancock and the subadvisers in computing total return information for the Trust and in monitoring each Fund's compliance with the Fund's investment objectives and restrictions, as well as compliance with certain other applicable legal requirements. The Trust compensates State Street Bank for these services through payment of an annual fee that accrues daily and is billed monthly in arrears. The annual fee is based on the average net assets of the Trust and is 0.012% of the first $1 billion of average net assets, 0.0075% of the next $1 of average net assets, and 0.0025% of average net assets after that. Each Fund is allocated the greater of a minimum monthly Fund fee or the basis point annual fee, based on the pro-rata total net asset value of that Fund. The minimum monthly Fund fee is $1,333.

4.   Independent Auditors

     Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts, are the independent auditors of the Trust. Ernst & Young audits the financial statements of the Trust, prepares the Trust's tax returns, and renders other advice to the Trust concerning accounting and tax matters. Ernst & Young also meets periodically with the Trust's Board and with the Audit Committee of the Board to discuss matters within the scope of Ernst & Young's activities with respect to the Trust.

H. PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

     The Funds pay brokers' commissions, transfer taxes, and other fees relating to their specific portfolio transactions. (Investments in debt securities are, however, generally traded on a "net" basis through issuers or dealers acting for their own account as principals and not as brokers. Therefore, no brokerage commissions are payable on most such transactions, although the price to the Trust usually reflects a dealer "spread" or "mark-up.")

Amounts of Brokerage Paid

     Brokerage commissions paid by the Funds were as follows for the past three years:

Fund                                                 2002            2001            2000
----                                                 ----            ----            ----
Managed ....................................    3,177,479       2,387,899       2,765,087
Growth & Income ............................    4,372,752       4,394,341       5,189,868
Equity Index ...............................       80,181          96,080          64,982
Large Cap Value ............................      154,981         164,776         155,165
Large Cap Value CORE .......................       16,030          40,010          13,326
Large Cap Growth ...........................    1,554,313       1,042,938       1,695,781
Large Cap Aggressive Growth ................       68,300          64,914          33,476
Fundamental Value ..........................      335,531         635,553          19,805
Earnings Growth ............................      769,172         483,126         486,217
Real Estate Equity .........................      199,488         171,319         341,413
Fundamental Growth .........................       92,268          56,725          40,554
Small/Mid Cap CORE .........................       59,967          33,593          29,151
Small/Mid Cap Growth .......................      735,675         362,533         214,360
Small Cap Emerging Growth ..................      138,317          89,478         325,733
Small Cap Value ............................      219,255         130,951         142,364
Small Cap Growth ...........................      562,914         268,016         236,981
Overseas Equity ............................       40,104          21,248          76,975
International Equity Index .................       41,487          43,092          87,614
International Opportunities ................      217,451         128,826         277,851
Emerging Markets Equity ....................      166,769         158,236         236,636
Bond Index .................................          836           3,312           1,770
Global Bond ................................            0               0           5,910
High Yield Bond ............................          642              88             200
Health Sciences ............................       59,794          28,279               0
Active Bond ................................          399               0               0

How Brokers and Dealers are Selected

     Orders for the purchase and sale of Fund portfolio investments are placed by the respective subadvisers to the Funds. The subadvisers use their best efforts to obtain best available price (including brokerage commissions and other transaction costs) and most favorable execution for all transactions. The subadvisers select brokers and dealers to execute Fund portfolio transactions primarily on the basis of their execution capability and trading expertise. Consideration is also given to such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the confidentiality of trades, the reliability, integrity, financial condition, and operational capabilities of competing brokers or dealers, and the brokerage and research services which they provide. Applicability of specific criteria will vary depending on the nature of the transaction, the market in which it is effected, and the extent to which it is possible to select from among multiple brokers or dealers capable of effecting the transaction.

It is not the policy of the subadvisers to seek the lowest available commission if, in their reasonable judgment, there is a material risk that the total cost or proceeds from the transaction might be less favorable than may be obtainable elsewhere.

Research and Statistical Services Furnished by Brokers and Dealers

     Research and statistical assistance typically furnished by brokers or dealers includes analysts' reports on companies and industries, market forecasts, and economic analyses. Brokers or dealers may also provide reports on pertinent federal and state legislative developments and changes in accounting practices; direct access by telephone or meetings with leading research analysts throughout the financial community, corporate management personnel, industry experts, leading economists and government officials; comparative performance and evaluation and technical performance measurement services; portfolio optimization software; availability of economic advice; quotation services; and services from recognized experts on investment matters of particular interest to the subadviser. In addition, the foregoing services may comprise the use of or be delivered by computer systems whose software and hardware components may be provided to the subadviser as part of the services. In any case in which the foregoing systems can be used for both research and non-research purposes, the subadviser makes an appropriate allocation of those uses and will permit brokers and dealers to provide only the portion of the systems to be used for research services. Costs which are allocable to non-research purposes will be paid directly by the subadviser.

     Research and statistical services furnished by brokers and dealers handling the Funds' transactions may be used by the subadvisers for the benefit of all of the accounts managed by them and not all of such research and statistical services may be used by the subadvisers in connection with the Funds.

Relationship Between Brokerage Commissions and Research and Statistical Services Furnished by Brokers and Dealers

     When the subadvisers reasonably determine that more than one broker or dealer can offer the brokerage and execution services needed to obtain best available price and most favorable execution, consideration may be given to selecting the brokers or dealers who supply research and statistical services to the subadvisers. In receiving these services, which are designed to augment the subadvisers' own internal research capabilities, the subadvisers comply with
Section 28(e) of the Securities Exchange Act of 1934. This means that the subadvisers' traders for the Funds, on the basis of their experience and judgement, evaluate the overall reasonableness of any broker's commissions in light of all of the brokerage and research services the broker provides. If the trader for a Fund concludes that the commission rate is reasonable, and the other requirements of Section 28(e) are met, the law protects the subadviser from any legal liability that might otherwise result from causing the Fund to pay the broker a commission in excess of what another broker would have charged.

The subadvisers of the Funds will not at any time make a commitment pursuant to an agreement with a broker because of research services provided. The subadvisers do, however, have internal procedures that seek to direct certain amounts to broker-dealers that provide research and statistical services of a type covered by Section 28(e). These internal procedures do not mandate that any amount of business be directed to any broker-dealer, and in no event will a broker-dealer be used unless the subadviser believes that the broker-dealer also will provide the best available price and most favorable execution, as discussed above. During 2002, the amount of transactions, of each Fund directed to brokers who are included in these internal arrangements, and the related amounts of commission were as follows:

Fund                                       Dollar Amount of     Dollar Amount of
----                                       ----------------     ----------------
                                             Transactions         Commissions
                                             ------------         -----------

Managed ..................................    386,615,427            603,555
Growth & Income...........................    793,214,024          1,173,414
Large Cap Value ..........................     14,699,544             80,501
Large Cap Growth .........................    211,471,264            266,248
Large Cap Aggressive Growth...............      5,020,199              6,215
Fundamental Value ........................     26,344,854             34,164
Earnings Growth ..........................     48,419,843             73,898
Real Estate Equity .......................      4,104,698              8,375

Fundamental Growth  ...................    24,544,523             39,569
Small/Mid Cap Growth...................    18,699,815             24,825
Small Cap Value .......................     1,764,386              4,854
Small Cap Growth ......................    20,381,620             35,865
International Opportunities ...........    10,384,089             19,770
Emerging Markets Equity ...............     6,512,308             13,863
Health Sciences .......................    11,148,399             12,125
International Equity Index ............     8,363,899              3,724
Bond Index.............................     3,026,250                835

     Evaluations of the overall reasonableness of any broker's commissions are made by the subadvisers' traders for the Funds on the basis of their experience and judgment. To the extent permitted by Section 28(e) of the Securities Exchange Act of 1934, such traders are authorized to pay a brokerage commission on a particular transaction in excess of what another broker might have charged in recognition of the value of the broker's brokerage or research services.

Brokerage Transactions in Foreign Markets

     Brokerage transactions in securities of companies domiciled in countries other than the United States are anticipated to be normally conducted on the stock exchanges or other markets of those countries in which the particular security is traded. Fixed commissions on foreign stock exchange transactions are generally higher than negotiated commissions available in the United States. Moreover, there is generally less government supervision and regulation of foreign stock exchanges and broker-dealers than in the United States. Settlement periods in non-U.S. markets may differ from the normal settlement period in the United States.

Simultaneous Transactions with Other Accounts

     The subadvisers also perform investment advisory services for a number of other accounts and clients, none of which is given preference over the Trust in allocating investment opportunities. When opportunities occur which are consistent with the investment objective of more than one account, it is the policy of each subadviser to avoid favoring any one account over another. Accordingly, investment opportunities in such cases are allocated in a manner deemed equitable by the subadvisers to the particular accounts involved. The allocation may be based, for example, on such factors as the accounts' respective investment objectives and then current investment and cash positions. Subject to these requirements, Trust orders may be combined with orders of other accounts or clients advised by any of the subadvisers at share prices which are approximately averaged.

     The subadvisers' allocation policies recognize that no rigid formula will always lead to a fair and reasonable result, and that a degree of flexibility to adjust to specific circumstances is necessary. Therefore, under certain circumstances, allocation on a basis other than strictly pro rata or based on order size is permitted if it is believed that such allocation is fair and reasonable.

Use of Brokers Who are Affiliated With a Subadviser

     A Fund may place portfolio transactions through certain brokers who are affiliated with the Fund's subadviser. The Trust has implemented special procedures governing the circumstances of these transactions. In addition to complying with any applicable provisions of the Trust's procedures, these transactions must comply with all applicable legal requirements, including, where applicable, Rule 17e-1 under the Investment Company Act. Among other things, that rule requires the commissions or other compensation paid to the affiliated broker to be reasonable and fair compared to those in similar transactions between unrelated parties.

     Set forth below is information about transactions by each Fund with affiliated brokers in reliance on Rule 17e-1 for each of the past three years:

                                             Nature of Broker's
                          Name             Affiliation with Fund's          Amount of Commissions
                           of                               ------             Paid by Fund
Fund                Affiliated Broker             Subadviser               2002       2001      2000
----                -----------------             ----------               ----       ----      ----
Large Cap           Goldman, Sachs &       Dual operating division of     $1,400     $    0    $    0
Value CORE          Co.                    subadviser's parent
Large Cap           Neuberger Berman       Affiliated broker of Trust     $    0     $    0    $  190
Value               LLC                    affiliated subadviser
Small/Mid           Goldman, Sachs &       Dual operating division of     $1,430     $    0    $  753
Cap CORE            Co.                    parent of subadviser
Small/Mid           Spear, Leeds &         Dual operating division of     $1,355     $    0    $    0
Cap CORE            Kellog                 parent of subadviser
International       Goldman, Sachs         Dual operating division of     $  236     $3,141    $  128
Equity              & Co.                  parent of subadviser
Emerging            Morgan  Stanley        Wholly-owned subsidiary        $  254     $  163    $1,785
Markets             Asia Limited           of subadviser's parent
Equity
Emerging            JM Morgan              Wholly-owned subsidiary        $   70     $  162    $    0
Markets             Stanley Securities     of subadviser's parent
Equity              Private Ltd.
Emerging            Morgan Stanley         Wholly-owned subsidiary        $  429     $2,120    $    0
Markets             Securities             of subadviser's parent
Equity
Emerging            Morgan Stanley         Wholly-owned subsidiary of     $1,049     $    0    $  880
Markets             International          subadviser's parent
Equity              Limited
Large Cap           Sanford Bernstein      Wholly-owned subsidiary of     $  405     $    0    $    0
Aggressive          & Co.                  subadviser's parent
Growth

     For 2002, the total dollar amount of such transactions through affiliated brokers as a percentage of all brokerage-type transactions was 2.91% for the Small/Mid Cap CORE Fund, 1.09% for the Emerging Markets Equity Fund, 0.32% for the International Equity Fund, 0.09% for the Large Cap Aggressive Growth Fund, and 0.01% for the Large Cap Value CORE Fund. For 2001, the total dollar amount of such transactions through affiliated brokers as a percentage of all brokerage-type transactions was 3.92% for the International Equity Fund, and 1.54% for the Emerging Markets Equity Fund. For 2000, the total dollar amount of such transactions through affiliated brokers as a percentage of all brokerage-type transactions was 5.13% for the International Opportunities Fund, 0.82% for the Large Cap Value Fund, 2.26% for the Small/Mid Cap CORE Fund, 1.84% for the International Equity Fund, and 1.82% for the Emerging Markets Equity Fund.

I. CODES OF ETHICS

     Employees of John Hancock Life Insurance Company, the Trust, and the subadvisers to the Trust and officers and Trustees of the Trust are subject to restrictions on engaging in personal securities transactions. These restrictions are set forth in the John Hancock Insider Information Policy and Procedures, the Variable Series Trust Code of Ethics, and the Codes of Ethics of the subadvisers to the various Funds of the Trust ("Subadvisers' Codes of Ethics"), (combined, "Codes"). The Codes, in accordance with rule 17j-1 of the Investment Company Act of 1940, as amended, contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities of employees of the adviser and subadvisers to the Funds and the interests of the Funds. These Codes do not generally prohibit personnel from investing in securities that may be purchased or held by the Funds within the Trust. However, the Codes, consistent with standards recommended by the Investment Company Institute's Advisory Group on Personal Investing and requirements established by rule 17j-1, among other things, prohibit personal securities investments without pre-clearance for certain employees, impose time periods during which personal transactions may not be made in certain securities by employees with access to investment information, and require the timely submission to compliance personnel of broker confirmations and quarterly reporting of personal securities transactions. Additional restrictions may apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. The Variable Series Trust Code of Ethics incorporates and applies its restrictions to officers and Trustees of the Trust who are affiliated with John Hancock Life Insurance Company. The Variable Series Trust Code of Ethics does not prohibit unaffiliated Trustees from investing in securities that may be held by the Trust; however, the Variable Series Trust Code of Ethics does regulate the personal securities transactions of unaffiliated Trustees of the Trust, including limiting the time periods during which they may personally buy and sell certain securities about which they may receive information. The Trust's Trustees, in compliance with rule 17j-1, have approved the Variable Series Trust Codes of Ethics and the Subadvisers' Codes of Ethics and are required to approve any material changes to the Variable Series Trust Code of Ethics as well as to the Subadvisers' Codes of Ethics. The Trustees also provide continuing oversight of personal investment policies and annually evaluate the implementation and effectiveness of the Codes. The Codes are on public file with, and are available from, the Securities and Exchange Commission.

J. FEATURES OF THE TRUST'S SHARES

     The shares of beneficial interest of the Trust currently are divided into 30 series, each corresponding to one of the Trust's 30 Funds. The Trust has the right to establish additional series and issue additional shares without the consent of its shareholders.

     If the holders of variable annuity contracts and variable life insurance policies show minimal interest in any Fund, the Trust's Board of Trustees, by majority vote, may eliminate the Fund or substitute shares of another investment company. Any such action by the Board would be subject to compliance with any requirements for governmental approvals or exemptions or for shareholder approval. The holders of variable annuity contracts and variable life insurance policies participating in any such Fund will be notified in writing of the Trust's intention to eliminate the Fund and given 30 days to transfer amounts from such Fund to other Funds without incurring any transaction fee. Amounts not transferred or withdrawn would automatically be transferred, at the discretion of the Fund's management.

     The assets received by the Trust for the issuance or sale of shares of each Fund and all income, earnings, profits, and proceeds thereof are specifically allocated to that Fund. They constitute the underlying assets of each Fund, are segregated on the books of the Trust, and are to be charged with the expenses of such Fund. Any assets which are not clearly allocable to a particular Fund or Funds are allocated in a manner determined by the Board of Trustees. Accrued liabilities which are not clearly allocable to one or more Funds would generally be allocated among the Funds in proportion to their relative net assets before adjustment for such unallocated liabilities.

     Each issued and outstanding share in a Fund is entitled to participate equally in dividends and distributions declared with respect to such Fund and in the net assets of such Fund upon liquidation or dissolution remaining after satisfaction of outstanding liabilities.

     A dividend from the net investment income of the Money Market Fund will be declared and distributed daily. Dividends from net investment income of the other Funds will be declared and distributed monthly. The Trust will distribute all of its net realized capital gains annually. Dividends and capital gains distributions will normally be reinvested in additional full or fractional shares of the Fund to which they relate and will be appropriately credited to investment performance under the variable life insurance policies and variable annuity contracts participating in that Fund.

     The shares of each Fund, when issued, will be fully paid and non-assessable, and will have no preference, preemptive, exchange or similar rights. Shares do not have cumulative voting rights.

K. SHAREHOLDER MEETINGS AND VOTING RIGHTS

     Under the Trust's Declaration of Trust, the Trust is not required to hold an annual shareholders' meeting. Normally, for example, there will be no shareholders meetings for the purpose of electing Trustees.

     In addition, it is expected that the Trustees generally will elect their own successors and appoint Trustees to fill any vacancy, so long as, after filling the vacancy, at least two-thirds of the Trustees then in office have been elected by the shareholders.

     Notwithstanding the above, if at any time less than a majority of Trustees in office have been elected by the shareholders, the Trustees must call a special shareholders' meeting promptly. Also the Trustees will promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee or all of the Trustees, if requested in writing to do so by holders of 10% or more of the outstanding shares. In this regard, whenever ten or more shareholders who have been such for at least six months and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least 1% of the outstanding shares, whichever is less, apply to the Trustees in writing stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a shareholders' meeting, for consideration of the removal of any or all of the Trustees and accompanied by the material which they wish to transmit, the Trustees will within five business days after receipt either afford to such applicants access to the Trust's shareholder list or inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing the material. If the Trustees elect the latter, the Trustees, upon written request of such applicants, accompanied by the material to be mailed and the reasonable expenses of mailing, shall promptly mail such material to all shareholders of record, unless within five business days the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that, in their opinion, either such material is misleading or in violation of applicable law and specifying the basis of such opinion.

     At any shareholders' meeting, all shares of the Trust of whatever class are entitled to one vote, and the votes of all classes are cast on an aggregate basis, except on matters where the interests of the Funds differ. Where the interests of the Funds differ, the voting is on a Fund-by-Fund basis. Approval or disapproval by the shareholders in one Fund on such a matter would not generally be a prerequisite of approval or disapproval by shareholders in another Fund; and shareholders in a Fund not affected by a matter generally would not be entitled to vote on that matter. Examples of matters which would require a Fund-by-Fund vote are changes in the fundamental investment policy of a particular Fund and approval of investment management or sub-investment management agreements.

L. SALES AND REDEMPTIONS OF FUND SHARES

"Seed Money" Shares

     Typically, when a new Fund is added to the Trust, John Hancock (or one of its affiliates) initially purchases a substantial amount of that Fund's shares to provide the new fund with a reasonable asset base with which to commence operations. For example, the most recent such contributions of "seed money" to currently available funds have been as follows:

                                               "Seed Money"              Date
                                           Shares Purchased by            of
Fund                                           John Hancock            Purchase
----                                           ------------            --------
Large Cap Value CORE                              5,000,000            8/31/99
Large Cap Aggressive Growth                      10,000,000            8/31/99
Fundamental Value                                 5,000,000            8/31/99
Fundamental Growth                                5,000,000            8/31/99
Mid Cap Value                                     5,000,000            4/30/03
Small/Mid Cap CORE                                5,000,000             5/1/98

Small Cap Value                                   5,000,000             8/31/99
Health Sciences                                  20,000,000              5/1/01
Financial Industries                                200,000             4/29/03
International Opportunities                      15,000,000              5/1/96
Overseas Equity                                  20,000,000              5/1/96
Emerging Markets Equity                          10,000,000              5/1/98
Bond Index                                       25,000,000              5/1/98
Total Return Bond                                25,000,000             4/30/03
High Yield Bond                                  10,000,000              5/1/98

     John Hancock (or its affiliate) may redeem these shares (and thus withdraw its seed money investment) at some time. However, before withdrawing any part of their interests in any Fund, John Hancock (or its affiliate) will consider any possible adverse impact the withdrawal might have on that Fund.

     Purchases and redemptions of seed money shares are made at the applicable Fund's net asset value per share (with no additions or deductions for charges) next computed after the purchase or redemption order is placed.

     As of December 31, 2002, only the following Funds still have seed money that has not been withdrawn: Health Sciences, Overseas Equity, International Opportunities and Emerging Markets Equity.

Shares Sold and Redeemed In Connection With Transactions Under Variable Annuity Contracts and Variable Life Insurance Policies

     Fund shares are sold at their net asset value as next determined after receipt of net premiums by the Separate Account, without the addition of any selling commission or sales load.

     Shares are redeemed at their net asset value as next determined after receipt of net surrender requests by the Separate Account. No fee is charged on redemption. Redemption payments will usually be paid within seven days after receipt of the redemption request, except that the right of redemption may be suspended or payments postponed whenever permitted by applicable law and regulations. Redemptions are normally made in cash, but the Trust reserves the right, at its discretion, to make full or partial payment by assignment to the appropriate Separate Account of portfolio securities at their value used in determining the redemption price. In such cases, the Separate Account would incur brokerage costs should it wish to liquidate these portfolio securities.

     Trust shares are also sold and redeemed as a result of transfer requests, loans, loan repayments, and similar Separate Account transactions, in each case without any sales load or commission or at the net asset value per share computed for the day as of which such Separate Account transactions are effected.

M. COMPUTING THE FUNDS' NET ASSET VALUE

     Each Fund determines its net asset value per share once daily as of the close of the customary trading session of the New York Stock Exchange ("Exchange") on each business day of the Fund. The Exchange generally closes at 4:00 p.m. Eastern Standard Time. However, ETFs and certain derivative instruments may be valued using prices as late as 4:15 p.m. Eastern Standard Time. In the event the Exchange closes at any time other than 4:00 p.m. Eastern Standard Time on a particular day, each Fund will determine its net asset value per share as of the close of the Exchange on that day.

     The net asset value per share of each Fund is determined by adding the value of all portfolio securities and other assets, deducting all portfolio liabilities, and dividing by the number of outstanding shares. All Trust expenses will be accrued daily for this purpose.

     Short-term investments with a remaining maturity of 60 days or less, and all investments of the Money Market Fund, are valued at "amortized cost," which approximates market value. This involves valuing a security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates. While this method provides certainty in valuation, it may result in periods during which the value of an instrument, as determined by amortized cost, is higher or lower than the price the Fund would receive upon the sale of the instrument.

     The Board of Trustees has established procedures designed to stabilize the Money Market Fund's price per share, as computed for the purpose of sales and redemptions, at $1. There can be no assurance, however, that the Fund will at all times be able to maintain a constant $1 net asset value per share. Such procedures include review of the Fund's holdings at such intervals as is deemed appropriate to determine whether the Fund's net asset value, calculated by using available market quotations, deviates from $1 per share and, if so, whether such deviation may result in material dilution, or is otherwise unfair to existing shareholders. In the event that it is determined that such a deviation exists, the Board of Trustees will take such corrective action as it regards as necessary and appropriate. Such action may cause losses or gains to be recorded for the Fund, including decreases or increases in the Fund's net asset value per share.

     Securities and call and put options that are listed on a stock exchange are normally valued at the closing sales price. If there were no sales during the day, they are normally valued at the last previous sale or bid price reported, as are equity securities that are traded in the over-the-counter market.

     Non-exchange traded debt securities (other than certain short-term investments) are valued on the basis of valuations furnished by a pricing service which uses electronic data processing techniques, without exclusive reliance upon quoted prices.

     Any other security for which market quotations are not readily available, and any other property for which valuation is not otherwise available, is valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees.

     Financial futures contracts, options thereon and options on stock indexes are valued at the last trade price of the day. In the absence of a trade on a given day, the value generally is used which is established by the exchange on which the instrument is traded.

     Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day on which the New York Stock Exchange is open. The values of such securities used in computing net asset value per share are normally determined as of such times. Trading of these securities may not take place on every New York Stock Exchange business day and may take place on days which are not business days in New York. The Trust calculates net asset value per share as of the close of regular trading on the New York Stock Exchange on each day on which that exchange is open. Therefore, such calculation does not take place contemporaneously with the determination of the prices of many of the Funds' securities used in such calculation. If events affecting the value of such securities occur between the time when their price is determined and the time as of which the Fund's net asset value is calculated, such securities may be valued at fair value by or under the direction of the Board of Trustees.

N. TAXES

     The Trust intends that each Fund qualify as a regulated investment company under Subchapter M of the Internal Revenue Code ("Code"). This requires that each Fund comply with certain requirements as to the nature of its income and amounts of dividends and other distributions it pays. Also, in order to qualify under Subchapter M, at the end of each quarter of a Fund's taxable year, (i) at least 50% of the market value of the Fund's assets must be represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 10% of the voting securities of such issuer or 5% of the value of the Fund's total assets; and (ii) not more than 25% of the value of its assets may be invested in the securities (other than U.S. Government securities and securities of other RICs) of any one issuer or two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses.

     The Trust also intends that each Fund comply with certain other diversification requirements, promulgated under Section 817(h) of the Code. Under these requirements, no more than 55% of the total value of the assets of each Fund may be represented by any one investment, no more than 70% by any two investments, no more than 80% by three investments and no more than 90% by four investments. Generally, for these purposes, all securities of the same issuer are treated as one investment. In the context of U.S. Government securities (including any security that is issued, guaranteed or insured by the United States or an instrumentality of the United States), each U.S. Government agency or instrumentality is treated as a separate issuer.

     Assuming the Funds qualify as regulated investment companies under Subchapter M, they will not owe any income taxes. On the other hand, if a Fund fails to qualify under Subchapter M, it may incur income tax liabilities, which will negatively affect its investment performance.

     Also, qualification under Subchapter M, as well as compliance with the
Section 817(h) diversification requirements, (among other things) are necessary to secure the tax treatment intended for most holders of variable annuity contracts and variable life insurance policies that are supported by the Trust. Therefore, any such failure to qualify under Subchapter M or to meet the diversification standards under Section 817(h) could have serious adverse consequences for such investors.

     For a discussion of these and other tax implications of owning a variable annuity contract or a variable life insurance policy for which the Fund serves as the investment medium, please refer to the Prospectus for such contract or policy attached at the front of this Prospectus.

     Those Funds that invest substantial amounts of their assets in foreign securities may be able to make an election to pass through to the insurance company issuing the variable annuity contract or a variable life insurance policy any taxes withheld by foreign taxing jurisdictions on foreign source income. Such an election will result in additional taxable income and income tax to the insurance company. The amount of additional income tax, however, may be more than offset by credits for the foreign taxes withheld, which are also passed through.

O. INFORMATION ABOUT FUND PERFORMANCE

How Money Market Fund Yields Are Calculated

     The Money Market Fund may advertise investment performance figures, including its current yield and its effective yield.

     The Money Market Fund's yield is its current investment income, expressed in annualized terms. The current yield is based on a specified seven-calendar-day period. It is computed by (1) determining the net change (exclusive of capital changes) in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, (2) dividing the net change in account value by the value of the account at the beginning of the base period to get the base period return, then (3) multiplying the base period return by 52.15 (365 divided by 7). The resulting yield figure is carried to the nearest hundredth of one percent.

     The calculations include the value of additional shares purchased with any dividends paid on the original share and the value of dividends declared on both the original share and any such additional shares. The capital changes excluded from the calculation are realized capital gains and losses from the sale of securities and unrealized appreciation and depreciation.

     Compound (effective) yield for the Fund will be computed by dividing the seven-day annualized yield (determined as above) by 365, adding 1 to the quotient, raising the sum to the 365th power, and subtracting 1 from the result.

     For the seven-day period ending December 31, 2002, the Money Market Fund's current yield was 1.10%; its effective yield was 1.11%.

     The Fund's yield will fluctuate depending upon market conditions, the type, quality, and maturity of the instruments in the Fund, and its expenses.

Charges Under Variable Life Insurance and Variable Annuity Policies

     Yield and total return quotations do not reflect any charges imposed on any Separate Account or otherwise imposed pursuant to the variable life insurance policies and variable annuity contracts that are supported by the Funds. (Those charges are discussed in the prospectus for such policies or contracts.) Therefore, the yield or total return of any Fund is not comparable to that of a publicly available fund. Nor should yield or total return quotations be considered representative of the Fund's yield or total return in any future period.

P. LEGAL MATTERS

     The law firm of Foley & Lardner of Washington, D.C., advises the Trust on certain legal matters relating to the Federal securities laws.

Q. REPORTS TO CONTRACTHOLDERS

     Annual and semi-annual reports containing financial statements of the Trust, as well as any materials soliciting voting instructions for Trust shares, will be sent to variable life insurance and annuity contractowners having an interest in the Trust.

APPENDIX A

                             CORPORATE BOND RATINGS

     Moody's Investors Service, Inc., describes its ratings for corporate bonds as follows:

     . Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     . Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protection elements may be of greater amplitude, or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

     . Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

     . Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     . Bonds which are rated Ba have speculative elements and their future cannot be considered as well assured. The protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Bonds in this class are characterized by uncertainty of position.

     . Bonds which are rated B generally lack characteristics of a desirable investment; assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     . Bonds which are rated Caa are of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest.

     . Bonds which are rated Ca are speculative in a high degree. They are often in default or have other marked shortcomings.

     . Bonds which are rated C are the lowest rated class of bonds. They can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Standard & Poor's Corporation describes its ratings for corporate bonds as follows:

     . AAA - - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

     . AA -- Bonds rated AA also qualify as high-quality obligations. Capacity to pay principal and interest is very strong, and in the majority of instances, they differ from AAA issues only in small degree.

     . A -- Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     . BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

     . BB, B, CCC, CC, C -- Bonds rated in these categories are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While this debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     . C1 -- This rating is reserved for income bonds on which no interest is being paid.

     . D -- Bonds rated D are in default and payment of interest and/or repayment of principal is in arrears.

---------
     1    All of the Funds also operate under a non-fundamental policy that, if borrowings by a Fund ever exceed 5% of its total assets, that Fund will make no new investments until it has paid down its borrowings to below 5%.

* Ms. Van Leer and Ms. Driscoll are the only Trustees who are "interested persons" as defined in the Investment Company Act.

PART C. OTHER INFORMATION

ITEM 23. EXHIBITS

     (a) Declaration of Trust of John Hancock Variable Series Trust I, dated February 21, 1988, incorporated by reference to Pre-Effective Amendment No. 2 on Form N-14 (File No. 333-47686), filed on December 6, 2000.

     (b) By-Laws of John Hancock Variable Series Trust I, adopted April 12, 1988, and amended and restated as of September 18, 2002, filed herewith.

     (c)  Not Applicable.

     (d)

     (1) Investment Management Agreement by and between John Hancock Variable Series Trust I, and John Hancock Life Insurance Company dated April 12, 1988 relating to the Stock Fund, Money Market Fund, Aggressive Stock Fund, and Total Return Fund, is incorporated herein by reference to Post-Effective Amendment No. 4 to the Registrant's Registration Statement on Form N-1A filed with the Commission in April, 1989.

     (2) Investment Management Agreement by and between John Hancock Variable Series Trust I, and John Hancock Life Insurance Company dated April 12, 1988 relating to the Real Estate Equity and International Equity Index Funds, is incorporated herein by reference to Post-Effective Amendment No. 3 to the Registrant's Registration Statement on Form N-1A filed with the Commission in April, 1988.

     (3) Amendment No. 1 dated May 1, 1997 to Investment Management Agreements by and between John Hancock Variable Series Trust I, and John Hancock Life Insurance Company, dated April 12, 1988, April 12, 1988, April 15, 1994 and March 14, 1996, respectively, is incorporated herein by reference, to Post-Effective Amendment No. 16 to the Registrant's Registration Statement on Form N-1A filed with the Commission on May 1, 1997.

     (4) Amendment dated May 1, 1998 to Investment Management Agreements by and between John Hancock Variable Series Trust I, and John Hancock Life Insurance Company, dated April 12, 1998 relating to the International Equity Index Fund, is incorporated herein by reference to Post-Effective Amendment No. 19 to the Registrant's Registration Statement on Form N-1A filed with the Commission on May 1, 1998.

     (5) Amendment dated April 23, 1999 to Investment Management Agreements by and between John Hancock Variable Series Trust I, and John Hancock Life Insurance Company, dated April 12, 1988, April 12, 1988, April 15, 1994 and March 14, 1996, and April 14, 1998, respectively, incorporated by reference to Post-Effective Amendment No. 33 to this Registration Statement, File Nos. 33-2081 and 811-04490, filed on April 12, 2002.

     (6) Amendment No. 3 dated November 1, 2000 to Investment Management Agreement by and between John Hancock Variable Series Trust I, and John Hancock Life Insurance Company, dated April 12, 1988, relating to the Growth & Income Fund (formerly "Stock Portfolio"), Active Bond Fund (formerly "Bond Portfolio"), Money Market Fund (formerly "Money Market Portfolio"), Large Cap Growth Fund (formerly "Aggressive Stock Portfolio"), and Managed Fund (formerly "Total Return Portfolio"), incorporated by reference to Post-Effective Amendment No. 33 to this Registration Statement, File Nos. 33-2081 and 811-04490, filed on April 12, 2002.

     (7) Amendment No. 4 dated November 1, 2000 to Investment Management Agreement by and between John Hancock Variable Series Trust I, and John Hancock Life Insurance Company, dated April 12, 1988, relating to the Real Estate Equity Fund (formerly "Real Estate Portfolio"), incorporated by reference to Post-Effective Amendment No. 33 to this Registration Statement, File Nos. 33-2081 and 811-04490, filed on April 12, 2002.

     (8) Investment Management Agreement by and between John Hancock Variable Series Trust I, and John Hancock Life Insurance Company dated April 15, 1994 relating to the Short Term Bond (formerly "Short Term U.S. Bond Portfolio"), and Small/Mid Cap Growth Funds (formerly "Mid Cap Growth Portfolio"), is incorporated herein by reference to Post-Effective Amendment No. 9 to the Registrant's Registration Statement on Form N-1A filed with the Commission on March 1, 1994.

     (9) Amendment No. 3, dated October 1, 2001 to Investment Management Agreement by and between John Hancock Variable Series Trust I, and John Hancock Life Insurance Company, dated April 15, 1994, relating to the Short Term Bond (formerly "Short Term U.S. Bond Portfolio"), and Small/Mid Cap Growth (formerly "Mid Cap Growth"), incorporated by reference to Post-Effective Amendment No. 33 to this Registration Statement, File Nos. 33-2081 and 811-04490, filed on April 12, 2002.

     (10) Investment Management Agreement by and between John Hancock Variable Series Trust I, and John Hancock Life Insurance Company dated March 14, 1996 relating to the Small Cap Growth, Mid Cap Growth, Small Cap Equity (formerly "Small Cap Value Portfolio"), Large/Mid Cap Value II (formerly "Mid Cap Value Portfolio"), Global Balanced (formerly "International Balanced Portfolio"), International Opportunities, Large Cap Value, Global Bond (formerly "Strategic Bond"), and Equity Index is incorporated herein by reference to Post-Effective Amendment No. 13 to the Registrant's Registration Statement on Form N-1A filed with the Commission on April 30, 1996.

     (11) Amendment No. 2, dated May 1, 1998, to Investment Management Agreement by and between John Hancock Variable Series Trust I, and John Hancock Life Insurance Company, dated March 14, 1996, relating to the Equity Index Fund, is incorporated herein by reference to Post-Effective Amendment No. 21 to the Registrant's Registration Statement on Form N-1A filed with the Commission on May 3, 1999.

     (12) Amendment No. 3, dated May 1, 1999, to Investment Management Agreement by and between John Hancock Variable Series Trust I, and John Hancock Life Insurance Company, dated March 14, 1996, relating to the Mid Cap Value Fund, and Large Cap Value Fund, is incorporated herein by reference to Post-Effective Amendment No. 21 to the Registrant's Registration Statement on Form N-1A filed with the Commission on May 3, 1999.

     (13) Amendment No. 5, dated November 1, 2000, to Investment Management Agreement by and between John Hancock Variable Series Trust I, and John Hancock Life Insurance Company, dated March 14, 1996, relating to the Small Cap Equity Fund (formerly "Small Cap Value Portfolio"), Global Balanced Fund (formerly "International Balanced Portfolio"), and Global Bond Fund (formerly "Strategic Bond Portfolio"), incorporated by reference to Post-Effective Amendment No. 33 to this Registration Statement, File Nos. 33-2081 and 811-04490, filed on April 12, 2002.

     (14) Amendment No. 6, dated May 1, 2001, to Investment Management Agreement by and between John Hancock Variable Series Trust I, and John Hancock Life Insurance Company, dated March 14, 1996, relating to the Large/Mid Cap Value II Fund (Formerly "Mid Cap Value Portfolio") and the Large Cap Value Fund, incorporated by reference to Post-Effective Amendment No. 33 to this Registration Statement, File Nos. 33-2081 and 811-04490, filed on April 12, 2002.

     (15) Amendment No. 7, dated October 1, 2001, to Investment Management Agreement by and between John Hancock Variable Series Trust I, and John Hancock Life Insurance Company, dated March 14, 1996, relating to the Small Cap Growth Fund, Mid Cap Growth Fund, and International Opportunities Fund, incorporated by reference to Post-Effective Amendment No. 33 to this Registration Statement, File Nos. 33-2081 and 811-04490, filed on April 12, 2002.

     (16) Investment Management Agreement by and between John Hancock Variable Series Trust I, and John Hancock Life Insurance Company dated April 14, 1998, relating to the Small/Mid Cap CORE Fund, High Yield Bond Fund, Bond Index Fund, International Opportunities Fund (formerly "Global Equity Portfolio"), and Emerging Markets Equity Fund is incorporated herein by reference to Post-Effective Amendment No. 19 to the Registrant's Registration Statement on Form N-1A filed with the Commission on May 1, 1998.

     (17) Amendment No. 2, dated October 1, 2001, to Investment Management Agreement by and between John Hancock Variable Series Trust I, and John Hancock Life Insurance Company, dated April 14, 1998, relating to the High Yield Bond Fund and the Emerging Markets Equity Fund, incorporated by reference to Post-Effective Amendment No. 33 to this Registration Statement, File Nos. 33-2081 and 811-04490, filed on April 12, 2002.

     (18) Investment Management Agreement by and between John Hancock Variable Series Trust I, and John Hancock Life Insurance Company dated July 28, 1999, relating to the Aggressive Balanced Fund, Mid Cap Blend Fund, Large Cap Aggressive Growth Fund, Small Cap Value (formerly "Small/Mid Cap Value Portfolio"), Large Cap Value CORE Fund, International Equity Index Fund (formerly "International Equities"), Fundamental Growth Fund (formerly "Fundamental Mid Cap Growth"), and Large/Mid Cap Value Fund, incorporated by reference to Post-Effective Amendment No. 33 to this Registration Statement, File Nos. 33-2081 and 811-04490, filed on April 12, 2002.

     (19) Amendment No. 1, dated November 1, 2000, to Investment Management Agreement by and between John Hancock Variable Series Trust I, and John Hancock Life Insurance Company dated July 28, 1999, relating to the Fundamental Growth Fund formerly "Fundamental Mid Cap Growth Portfolio"), incorporated by reference to Post-Effective Amendment No. 33 to this Registration Statement, File Nos. 33-2081 and 811-04490, filed on April 12, 2002.

     (20) Amendment No. 2, dated May 1, 2001, to Investment Management Agreement by and between John Hancock Variable Series Trust I, and John Hancock Life Insurance Company dated July 28, 1999, relating to the Small Cap Value Fund (formerly "Small/Mid Cap Value"), incorporated by reference to Post-Effective Amendment No. 33 to this Registration Statement, File Nos. 33-2081 and 811-04490, filed on April 12, 2002.

     (21) Amendment No. 3, dated October 1, 2001, to Investment Management Agreement by and between John Hancock Variable Series Trust I, and John Hancock Life Insurance Company dated July 28, 1999, relating to the International Equity Fund, incorporated by reference to Post-Effective Amendment No. 33 to this Registration Statement, File Nos. 33-2081 and 811-04490, filed on April 12, 2002.

     (22) Investment Management Agreement by and between John Hancock Variable Series Trust I, and John Hancock Life Insurance Company dated June 1, 2000, relating to the Large Cap Value CORE II (formerly "American Leaders Large Cap Value Portfolio"), and Active Bond II (formerly "Core Bond Portfolio"), is incorporated herein by reference to Post-Effective Amendment No. 30 to the Registrant's Registration Statement on Form N-1A filed with the Commission on February 21, 2001.

     (23) Amendment No. 1, dated May 1, 2001, to Investment Management Agreement by and between John Hancock Variable Series Trust I, and John Hancock Life Insurance Company dated June 1, 2000, relating to the Large Cap Value CORE II Fund (formerly "American Leaders Large Cap Value Portfolio"), and Active Bond II (formerly "Core Bond Portfolio"), incorporated by reference to Post-Effective Amendment No. 33 to this Registration Statement, File Nos. 33-2081 and 811-04490, filed on April 12, 2002.

     (24) Investment Management Agreement by and between John Hancock Variable Series Trust I, and John Hancock Life Insurance Company dated April 30, 2001, relating to the Health Sciences Fund, incorporated by reference to Post-Effective Amendment No. 33 to this Registration Statement, File Nos. 33-2081 and 811-04490, filed on April 12, 2002.

     (25) Sub-Investment Management Agreement, dated March 29, 1996, among John Hancock Variable Series Trust I, John Hancock Advisers, Inc., and John Hancock Life Insurance Company, relating to the Small Cap Growth Fund, is incorporated herein by reference to Post-Effective Amendment No. 13 to the Registrant's Registration Statement on Form N-1A filed with the Commission on April 30, 1996.

     (26) Sub-Investment Management Agreement, dated November 1, 2000, among John Hancock Variable Series Trust I, Capital Guardian Trust Company, and John Hancock Life Insurance Company, relating to the Small Cap Equity (formerly "Small Cap Value"), Global Balanced, and Global Bond Funds, is incorporated herein by reference to the Registrant's
          Schedule 14A, filed with the Commission on September 14, 2000.

     (27) Sub-Investment Management Agreement, dated November 1, 2000, among John Hancock Variable Series Trust I, T. Rowe Price International, Inc., and John Hancock Life Insurance Company, relating to the International Opportunities Fund, incorporated by reference to Post-Effective Amendment No. 33 to this Registration Statement, File Nos. 33-2081 and 811-04490, filed on April 12, 2002.

     (28) Amendment dated July 1, 2001, to Sub-Investment Management Agreement dated November 1, 2001 among John Hancock Variable Series Trust I, T. Rowe Price International, Inc., and John Hancock Life Insurance Company, relating to the International Opportunities Fund, incorporated by reference to Post-Effective Amendment No. 33 to this Registration Statement, File Nos. 33-2081 and 811-04490, filed on April 12, 2002.

     (29) Sub-Investment Management Agreement, dated March 18, 1997, among John Hancock Variable Series Trust I, State Street Bank & Trust Company, and John Hancock Life Insurance Company, relating to the Equity Index Fund, is incorporated herein by reference to Post Effective Amendment Number 16 to the Registrant's Registration Statement on Form N-1A filed with the Commission on May 1, 1997.

     (30) Amendment, dated April 14, 1998, to Sub-Investment Management Agreement, dated March 18, 1997, among John Hancock Variable Series Trust I, State Street Bank & Trust Company, and John Hancock Life Insurance Company, relating to the Equity Index Fund, incorporated herein by reference to Post-Effective Amendment No. 19 to the Registrant's Registration Statement on Form N-1A filed with the Commission on May 1, 1998.

     (31) Amendment, dated May 1, 2001, to Sub-Investment Management Agreement, dated March 18, 1997, among John Hancock Variable Series Trust I, State Street Bank & Trust Company, and John Hancock Life Insurance Company, relating to the Equity Index Fund, incorporated by reference to Post-Effective Amendment No. 33 to this Registration Statement, File Nos. 33-2081 and 811-04490, filed on April 12, 2002.

     (32) Amendment, dated July 1, 2001, to Sub-Investment Management Agreement, dated March 18, 1997, among John Hancock Variable Series Trust I, State Street Bank & Trust Company, and John Hancock Life Insurance Company, relating to the Equity Index Fund, incorporated by reference to Post-Effective Amendment No. 33 to this Registration Statement, File Nos. 33-2081 and 811-04490, filed on April 12, 2002.

     (33) Sub-Investment Management Agreement, dated April 28, 1998, among John Hancock Variable Series Trust I, Goldman Sachs Asset Management, and John Hancock Life Insurance Company, relating to the Small/Mid Cap CORE Fund, incorporated herein by reference to Post-Effective Amendment No. 21 to the Registrant's Registration Statement on Form N-1A filed with the Commission on May 3, 1999.

     (34) Sub-Investment Management Agreement, dated May 1, 1998 among John Hancock Variable Series Trust I, Independence International Associates, LLC, (formerly know as Independence International Associates, Inc.) and John Hancock Life Insurance Company, relating to the International Equity Index Fund, incorporated herein by reference to Post-Effective Amendment No. 21 to the Registrant's Registration Statement on Form N-1A filed with the Commission on May 3, 1999.

     (35) Sub-Investment Management Agreement, dated April 20, 1998, among John Hancock Variable Series Trust I, Mellon Bond Associates, and John Hancock Life Insurance Company, relating to the Bond Index Fund, incorporated herein by reference to Post-Effective Amendment No. 19 to the Registrant's Registration Statement on Form N-1A filed with the Commission on May 1, 1998.

     (36) Amendment, dated July 1, 2001, to Sub-Investment Management Agreement, dated April 20, 1998, among John Hancock Variable Series Trust I, Mellon Bond Associates, and John Hancock Life Insurance Company, relating to the Bond Index Fund, incorporated by reference to Post-Effective Amendment No. 33 to this Registration Statement, File Nos. 33-2081 and 811-04490, filed on April 12, 2002.

     (37) Sub-Investment Management Agreement, dated April 20, 1998, among John Hancock Variable Series Trust I, Wellington Management Company, LLP, and John Hancock Life Insurance Company, relating to the High Yield Bond Fund, incorporated herein by reference to Post-Effective Amendment No. 19 to the Registrant's Registration Statement on Form N-1A filed with the Commission on May 1, 1998.

     (38) Sub-Investment Management Agreement, dated August 1, 1999, among John Hancock Variable Series Trust I, Morgan Stanley Investment Management Inc. (formerly known as "Morgan Stanley Dean Witter Investment Management Inc."), and John Hancock Life Insurance Company, relating to the Emerging Markets Equity Fund, incorporated by reference to Post-Effective Amendment No. 33 to this Registration Statement, File Nos. 33-2081 and 811-04490, filed on April 12, 2002.

     (39) Sub-Investment Management Agreement, dated August 17, 1999, among John Hancock Variable Series Trust I, Alliance Capital Management L.P., and John Hancock Life Insurance Company, relating to the Large Cap Aggressive Growth Fund, incorporated by reference to Post-Effective Amendment No. 33 to this Registration Statement, File Nos. 33-2081 and 811-04490, filed on April 12, 2002.

     (40) Sub-Investment Management Agreement, dated November 1, 2000, among John Hancock Variable Series Trust I, Putnam Investment Management LLC (formerly known as "Putnam Investment Management, Inc."), and John Hancock Life Insurance Company, relating to the Fundamental Growth Fund (formerly "Fundamental Mid Cap Growth"), incorporated by reference to Post-Effective Amendment No. 33 to this Registration Statement, File Nos. 33-2081 and 811-04490, filed on April 12, 2002.

     (41) Form of Sub-Investment Management Agreement, dated May 1, 2002, among John Hancock Variable Series Trust I, T. Rowe Price International, Inc., and John Hancock Life Insurance Company relating to the International Equity Fund, incorporated by reference to Post-Effective Amendment No. 33 to this Registration Statement, File Nos. 33-2081 and 811-04490, filed on April 12, 2002.

     (42) Sub-Investment Management Agreement, dated August 17, 1999, among John Hancock Variable Series Trust I, Goldman Sachs Asset Management, and John Hancock Life Insurance Company relating to the Large Cap Value CORE Fund, incorporated by reference to Post-Effective Amendment No. 33 to this Registration Statement, File Nos. 33-2081 and 811-04490, filed on April 12, 2002.

     (43) Amendment, dated July 1, 2001 to Sub-Investment Management Agreement, dated August 17, 1999, among John Hancock Variable Series Trust I, Goldman Sachs Asset Management, and John Hancock Life Insurance Company relating to the Large Cap Value CORE Fund, incorporated by reference to Post-Effective Amendment No. 33 to this Registration Statement, File Nos. 33-2081 and 811-04490, filed on April 12, 2002.

     (44) Sub-Investment Management Agreement, dated August 12, 1999, among John Hancock Variable Series Trust I, Wellington Management Company, LLP, and John Hancock Life Insurance Company relating to the Large/Mid Cap Value Fund, incorporated by reference to Post-Effective Amendment No. 33 to this Registration Statement, File Nos. 33-2081 and 811-04490, filed on April 12, 2002.

     (45) Sub-Investment Management Agreement, dated May 1, 2001, among John Hancock Variable Series Trust I, T. Rowe Price Associates, Inc., and John Hancock Life Insurance Company relating to the Small Cap Value Fund, incorporated by reference to Post-Effective Amendment No. 33 to this Registration Statement, File Nos. 33-2081 and 811-04490, filed on April 12, 2002.

     (46) Amendment, dated July 1, 2001, to Sub-Investment Management Agreement, dated May 1, 2001, among John Hancock Variable Series Trust I, T. Rowe Price Associates, Inc., and John Hancock Life Insurance Company relating to the Small Cap Value Fund, incorporated by reference to Post-Effective Amendment No. 33 to this Registration Statement, File Nos. 33-2081 and 811-04490, filed on April 12, 2002.

     (47) Sub-Investment Management Agreement, dated November 1, 2000, among John Hancock Variable Series Trust I, Morgan Stanley Investment Management, Inc. (formerly known as "Morgan Stanley Dean Witter Investment Management Inc."), and John Hancock Life Insurance Company relating to the Real Estate Equity Fund, incorporated by reference to Post-Effective Amendment No. 33 to this Registration Statement, File Nos. 33-2081 and 811-04490, filed on April 12, 2002.

     (48) Sub-Investment Management Agreement, dated November 1, 2000, among John Hancock Variable Series Trust I, Independence Investment Management, LLC (formerly known as "Independence Investment Associates, Inc."), and John Hancock Life Insurance Company relating to the Real Estate Equity Fund, incorporated by reference to Post-Effective Amendment No. 33 to this Registration Statement, File Nos. 33-2081 and 811-04490, filed on April 12, 2002.

     (49) Sub-Investment Management Agreement, dated November 1, 2000, among John Hancock Variable Series Trust I, Independence Investment Management, LLC (formerly known as "Independence Investment Associates, Inc."), and John Hancock Life Insurance Company relating to the Growth & Income Fund, incorporated by reference to Post-Effective Amendment No. 33 to this Registration Statement, File Nos. 33-2081 and 811-04490, filed on April 12, 2002.

     (50) Sub-Investment Management Agreement, dated November 1, 2000, among John Hancock Variable Series Trust I, Putnam Investments (formerly known as "Putnam Investment Management, Inc."), and John Hancock Life Insurance Company relating to the Growth & Income Fund, incorporated by reference to Post-Effective Amendment No. 33 to this Registration Statement, File Nos. 33-2081 and 811-04490, filed on April 12, 2002.

     (51) Sub-Investment Management Agreement, dated November 1, 2000, among John Hancock Variable Series Trust I, Independence Investment Management, LLC (formerly known as "Independence Investment Associates, Inc."), and John Hancock Life Insurance Company relating to the Managed Fund, incorporated by reference to Post-Effective Amendment No. 33 to this Registration Statement, File Nos. 33-2081 and 811-04490, filed on April 12, 2002.

     (52) Sub-Investment Management Agreement, dated November 1, 2000, among John Hancock Variable Series Trust I, Capital Guardian Trust Company, and John Hancock Life Insurance Company relating to the Managed Fund, incorporated by reference to Post-Effective Amendment No. 33 to this Registration Statement, File Nos. 33-2081 and 811-04490, filed on April 12, 2002.

     (53) Sub-Investment Management Agreement, dated April 30, 2001, among John Hancock Variable Series Trust I, Putnam Investments (formerly known as "Putnam Investment Management LLC") relating to the Health Sciences Fund, incorporated by reference to Post-Effective Amendment No. 33 to this Registration Statement, File Nos. 33-2081 and 811-04490, filed on April 12, 2002.

     (54) Sub-Investment Management Agreement, dated May 1, 2001 among John Hancock Variable Series Trust I, Wellington Management Company, LLP, and John Hancock Life Insurance Company, relating to the Money Market Fund, incorporated by reference to Post-Effective Amendment No. 33 to this Registration Statement, File Nos. 33-2081 and 811-04490, filed on April 12, 2002.

     (55) Sub-Investment Management Agreement, dated March 29, 1996, among John Hancock Variable Series Trust I, T. Rowe Price Associates, Inc., and John Hancock Life Insurance Company, relating to the Large Cap Value Fund, incorporated herein by reference to Post-Effective Amendment No. 13 to the Registrant's Registration Statement on Form N-1A filed with the Commission on April 30, 1996.

     (56) Amendment, dated July 1, 2001, to Sub-Investment Management Agreement, dated March 29, 1996, among John Hancock Variable Series Trust I, T. Rowe Price Associates, Inc., and John Hancock Life Insurance Company, relating to the Large Cap Value Fund, incorporated by reference to Post-Effective Amendment No. 33 to this Registration Statement, File Nos. 33-2081 and 811-04490, filed on April 12, 2002.

     (57) Sub-Investment Management Agreement, dated April 29, 1988, among John Hancock Variable Series Trust I, Independence Investment Associates Inc., and John Hancock Life Insurance Company, relating to the Large Cap Growth Fund, incorporated herein by reference to Post-Effective Amendment No. 4 to the Registrant's Registration Statement on Form N-1A filed with the Commission in April, 1988.

     (58) Sub-Investment Management Agreement, dated April 15, 1994, among John Hancock Variable Series Trust I, Independence Associates Inc., and John Hancock Life Insurance Company, relating to the Short-Term Bond Fund, incorporated herein by reference to Post-Effective Amendment No. 9 to the Registrant's Registration Statement on Form N-1A filed with the Commission on March 1, 1994.

     (59) Sub-Investment Management Agreement, dated April 30, 1999, among John Hancock Variable Series Trust I, Wellington Management Company, LLP, and John Hancock Life Insurance company, relating to the Small/Mid Cap Growth Fund, incorporated by reference to Post-Effective Amendment No. 33 to this Registration Statement, File Nos. 33-2081 and 811-04490, filed on April 12, 2002.

     (60) Amendment, dated July 1 to Sub-Investment Management Agreement, dated April 30, 1999, among John Hancock Variable Series Trust I, Wellington Management Company, LLP, and John Hancock Life Insurance company, relating to the Small/Mid Cap Growth Fund, incorporated by reference to Post-Effective Amendment No. 33 to this Registration Statement, File Nos. 33-2081 and 811-04490, filed on April 12, 2002.

     (61) Sub-Investment Management Agreement, dated May 1, 1995, among John Hancock Variable Series Trust I, John Hancock Advisers, LLC (formerly known as John Hancock Advisers, Inc.), and John Hancock Life Insurance Company, related to the Active Bond Fund, incorporated herein by reference to Post-Effective Amendment No. 11 to the Registrant's Registration Statement on Form N-1A filed with the Commission on April 29, 1995.

     (62) Amendment Number 1, dated November 1, 2000, to the Sub-Investment Management Agreement, dated May 1, 1995, among John Hancock Variable Series Trust I, John Hancock Advisers, LLC (formerly known as John Hancock Advisers, Inc.), and John Hancock Life Insurance Company, related to the Active Bond Fund, incorporated by reference to Post-Effective Amendment No. 33 to this Registration Statement, File Nos. 33-2081 and 811-04490, filed on April 12, 2002.

     (63) Sub-Investment Management Agreement, dated March 29, 1996, among John Hancock Variable Series Trust I, Janus Capital Corporation, and John Hancock Life Insurance company, related to the Mid Cap Growth Fund, incorporated herein by reference to Post-Effective Amendment Number 13 to the Registrant's Registration Statement on Form N-1A filed with the Commission on April 30, 1996.

     (64) Amendment Number 1, dated June 7, 2000, to Sub-Investment Management Agreement, dated March 29, 1996, among John Hancock Variable Series Trust I, Janus Capital Corporation, and John Hancock Life Insurance Company, related to the Mid Cap Growth Fund, incorporated by reference to Post-Effective Amendment No. 33 to this Registration Statement, File Nos. 33-2081 and 811-04490, filed on April 12, 2002.

     (65) Amendment Number 2, dated July 1, 2001, to Sub-Investment Management Agreement, dated March 29, 1996, among John Hancock Variable Series Trust I, Janus Capital Corporation, and John Hancock Life Insurance Company, related to the Mid Cap Growth Fund, incorporated by reference to Post-Effective Amendment No. 33 to this Registration Statement, File Nos. 33-2081 and 811-04490, filed on April 12, 2002.

     (66) Sub-Investment Management Agreement, dated May 1, 2003, among John Hancock Variable Series Trust I, T. Row Price Associated, Inc., and John Hancock Life Insurance Company, related to the Mid Cap Value Fund, filed herewith.

     (67) Sub-Investment Management Agreement, dated May 1, 2003, among John Hancock Variable Series Trust I, John Hancock Advisers, LLC, and John Hancock Life Insurance Company, related to the Financial Industries Fund, filed herewith.

     (68) Sub-Investment Management Agreement, dated May 1, 2003, among John Hancock Variable Series Trust I, Wellington Management Company, LLP, and John Hancock Life Insurance Company, related to the Health Sciences Fund, filed herewith.

     (69) Sub-Investment Management Agreement, dated May 1, 2003, among John Hancock Variable Series Trust I, Wellington Management Company, LLP, and John Hancock Life Insurance Company, related to the Small Cap Emerging Growth Fund, filed herewith.

     (70) Interim Sub-Investment Management Agreement, dated May 1, 2003, among John Hancock Variable Series Trust I, Standish Mellon Asset Management Company LLC, and John Hancock Life Insurance Company, related to the Bond Index Fund, filed herewith.

     (71) Interim Sub-Investment Management Agreement, dated May 1, 2003, among John Hancock Variable Series Trust I,RREEF America L.L.C., and John Hancock Life Insurance Company, related to the Real Estate Equity Fund, filed herewith.

     (72) Interim Sub-Investment Management Agreement, dated May 1, 2003, among John Hancock Variable Series Trust I, Janus Capital Management LLC, and John Hancock Life Insurance Company, related to the Large Cap Aggressive Growth Fund, filed herewith.

     (73) Sub-Investment Management Agreement, dated May 1, 2003, among John Hancock Variable Series Trust I, Pacific Investment Management Company LLC, and John Hancock Life Insurance Company, related to the Mid Cap Value Fund, filed herewith.

     (e) Underwriting and Indemnity Agreement among John Hancock Variable Series Trust I, Signator Investors, Inc. (formerly known as "John Hancock Distributors, Inc."), and John Hancock Life Insurance Company (formerly known as "John Hancock Mutual Life Insurance Company"), Incorporated by reference to this file 33-2081, filed in Post-Effective Amendment No. 14 on Form N-1A on February 28, 1997.

     (f)  Not Applicable.

     (g) (1) Custodian Agreement Between John Hancock Variable Series Trust I and State Street Bank and Trust Company, dated January 30, 1995, relating to the International Equity Index and Small/Mid Cap CORE Fund, included in Post-Effective Amendment No. 10 to this File No. 33-2081, filed on March 2, 1995.

          (2) Amendment dated as of March 18, 1996 to Custodian Agreement dated January 30, 1995, between John Hancock Variable Series Trust I and State Street Bank and Trust Company, expanding the Agreement to cover additional Funds, included in Post-Effective Amendment No. 13 to this File No. 33-2081, filed on April 30, 1996.

          (3) Amendment dated as of April 14, 1998 to Custodian Agreement dated January 30, 1995, between John Hancock Variable Series Trust I and State Street Bank and Trust Company, expanding this agreement to cover additional Funds, included in Post-Effective Amendment No. 19 to this File No. 33-2081, filed on May 1, 1998.

          (4) Form of Amendment dated as of July 28, 1999 to Custodian Agreement dated January 30, 1995, between John Hancock Variable Series Trust I and State Street Bank and Trust Company, expanding this agreement to cover additional Funds included in Post-Effective Amendment No. 23 to this File No. 33-2081 filed on August 9, 1999.

          (5) Amendment dated as of December 18, 1998 to Custodian Agreement dated January 30, 1995, between John Hancock Variable Series Trust I and State Street Bank and Trust Company, addressing "eligible foreign custodians" within the meaning of Rule 17f-5, as amended, incorporated by reference to Post-Effective Amendment No. 24 to this File No. 33-2081, Filed on April 6, 2000.

          (6) Amendment dated as of June 27, 2000 to Custodian Agreement dated January 30, 1995, as amended, between John Hancock Variable Series Trust I and State Street Bank and Trust Company, expanding this agreement to cover additional Funds, is incorporated by reference to this File No. 33-2081, Filed on PEA No. 30 on February 21, 2001

          (7) Amendment dated as of July 26, 2000 to Custodian Agreement dated January 30 1995, as amended, between John Hancock Variable Series Trust I and State Street Bank and Trust Company, addressing the change in the sub-advisor of the Fundamental Growth Fund (formerly Fundamental-Mid Cap Growth), is incorporated by reference to this File No. 33-2081, Filed on PEA No. 30 on February 21, 2001

          (8) Form of Amendment dated as of December 21, 2000 to Custodian Agreement dated January 30, 1995, as amended, between John Hancock Variable Series Trust I and State Street Bank and Trust Company, to reflect new names and new sub-advisors for multiple Funds as well as the deletion of International Opportunities II, is incorporated by reference to this File No. 33-2081, Filed on PEA No. 30 on February 21, 2001

     (h) Amendment dated April 29, 1988 to Transfer Agency Agreement by and between John Hancock Variable Series Fund I, Inc., and John Hancock Mutual Life Insurance Company, January 27, 1986, which was priorly included in Exhibit 9 to Pre-Effective Amendment No. 1 to this File No. 33-2081, filed March 13, 1986, included in Post-Effective Amendment No. 4 to this File No. 33-2081, filed in April, 1989.

     (i)  Legal opinion, filed herewith.

     (j)  (1) Consent of Ernst & Young LLP, filed herewith.

     (j) (2) Representation of Counsel as to eligibility of Rule 485(b), filed herewith.

     (k)  Not Applicable.

     (l)  Not Applicable.

     (m)  Not Applicable.

     (n)  Not Applicable.

     (o)  Not Applicable.

     (p) Code of Ethics, adopted by the John Hancock Variable Series Trust I, its Investment Adviser and Principal Underwriter, incorporated by reference to Post-Effective Amendment No. 34 to this registration statement, File Nos. 33-2081 and 811-04490, Filed on January 31, 2003.

     (q) Diagram of Subsidiaries of John Hancock Financial Services, Inc., is incorporated herein by reference from the annual report of John Hancock Financial Services, Inc. filed on Form 10-K (File No. 1-15670) on March 20,
     2003).

     (r) Powers of Attorney for Elizabeth G. Cook, Kathleen F. Driscoll, Diane C. Kessler, Michele G. Van Leer, Hassell H. McClellan and Robert F. Verdonck, incorporated by reference to Form N-14 to File No. 333-69440, Filed on September 14, 2001.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

Currently, shares of the Registrant are sold only to (1) John Hancock Variable Life Accounts U, V and S, separate investment accounts created pursuant to Massachusetts law, to fund variable life insurance policies issued by John Hancock Variable Life Insurance Company ("JHVLICO"), a stock life insurance company organized under the laws of Massachusetts; (2) John Hancock Variable Annuity Accounts H, U and V, separate investment accounts created pursuant to Massachusetts law to fund variable annuity contracts issued by John Hancock Life Insurance Company, ("John Hancock"), a life insurance company organized under the laws of Massachusetts; (3) John Hancock Variable Life Account UV, a separate investment account created pursuant to Massachusetts law to fund variable life insurance policies issued by John Hancock; (4) John Hancock Variable Annuity Account I and JF, separate investment accounts created pursuant to Massachusetts law to fund variable annuity contracts issued by JHVLICO; and (5) Separate Account IPL-1, a separate investment account created pursuant to Delaware law to fund variable life insurance policies issued by Investors Partner Life Insurance Company, ("IPL"), a life insurance company organized under the laws of Delaware. (The ten variable accounts are hereinafter referred to as "Separate Accounts.") The purchasers of variable life insurance policies and variable annuity contracts issued in connection with such Separate Accounts will have the opportunity to instruct JHVLICO, John Hancock and IPL, respectively, with regard to the voting of the Registrant's shares held by the Separate Account as to certain matters. Subject to such voting instructions, John Hancock, JHVLICO and IPL directly control the Registrant, and the Separate Accounts currently are its sole shareholders.

Subsequently, shares of the Registrant may be sold to other separate investment accounts of John Hancock, JHVLICO and IPL. A diagram of the subsidiaries of John Hancock is incorporated by reference to Item 23(q) to this Form N-1A.

ITEM 25. INDEMNIFICATION

Reference is made to Article VI of the Registrant's By-Laws (Exhibit 23(b) to this Registration Statement), which provides that the Trust shall indemnify or advance any expenses to the trustees, shareholders, officers, or employees of the Trust to the extent set forth in the Declaration of Trust.

Sections 6.3 through 6.17 of the Declaration of Trust relate to the indemnification of trustees, shareholders, officers and employees and are hereby incorporated by reference. It is provided that the Registrant shall indemnify any Trustee made a party to any proceeding by reason of service in that capacity if the Trustee (a) acted in good faith and (b) reasonably believed, (1) in the case of conduct in the Trustee's official capacity with the Trust, that the conduct was in the best interest of the Trust and (2) in all other cases, that the conduct was at least not opposed to the best interests of the Trust, and (c) in the case of any criminal proceeding, the Trust shall indemnify the Trustee if the Trustee acted in good faith and had no reasonable cause to believe that the conduct was unlawful. Indemnification may not be made by the Trust unless authorized in each case by a determination by the Board of Trustees or by special legal counsel or by the shareholders. Neither indemnification nor advancement of expenses may be made if the Trustee or officer has incurred liability by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties involved in the conduct of his office ("Disabling Conduct"). The means for determining whether indemnification shall be made shall be (1) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of Disabling Conduct or (2) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that such person was not liable by reason of Disabling Conduct. Such latter determination may be made either (a) by the vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust (as defined in the 1940 Act, as amended) nor parties to the proceeding or (b) by an independent legal counsel in a written opinion. The advancement of legal expenses may not occur unless the Trustee or officer agrees to repay the advance (unless it is ultimately determined that he is entitled to indemnification) and at least one of three conditions is satisfied: (1) he provides security for his agreement to repay, (2) the Registrant is insured against loss by reason of lawful advances, or (3) a majority of a quorum the Trustees who are not interested persons and are not parties to the proceedings, or independent counsel in a written opinion, determine that there is reason to believe that the Trustee or officer will be found entitled to indemnification.

Similar types of provisions dealing with the indemnification of the Registrant's officers and directors is included in several exhibits attached to the original filing and subsequent amendments to this Registration Statement: specifically,
Section 14 of the Investment Management Agreement by and between John Hancock Variable Series Trust I and John Hancock Mutual Life Insurance Company (Exhibit 5(k) to Post-Effective Amendment No. 13 to this Registration Statement filed April 30, 1996), Section 14 of the Investment Management Agreement by and between John Hancock Variable Series Trust I and John Hancock Mutual Life Insurance Company (Exhibit 5(g) to Post-Effective Amendment No. 9 to this Registration Statement filed March 1, 1994), Section 14 of the Investment Management Agreement by and between John Hancock Variable Series Fund I, Inc., and John Hancock Mutual Life Insurance Company (Exhibit 5 Post-Effective Amendment No. 4 to this Registration Statement, filed in April, 1989), Section 14 of the Investment Management Agreement by and between John Hancock Variable Series Trust I and John Hancock Mutual Life Insurance Company (Exhibit 5(v) to Post-Effective Amendment No. 19 to this Registration Statement filed in 1998),
Section 14 of the Investment Management Agreement by and between John Hancock Variable Series Trust I and John Hancock Mutual Life Insurance Company (Exhibit 5(d) to Post-Effective Amendment No. 23 to this Registration Statement filed on August 9, 1999), Section 14 of the Investment Management Agreement by and between John Hancock Variable Series Trust I and John Hancock Mutual Life Insurance Company (Exhibit 5(d) filed herewith). Section 15 of the Transfer Agency Agreement by and between John Hancock Variable Series Fund I, Inc., and John Hancock Mutual Life Insurance Company (Exhibit 9 to Pre-Effective Amendment No. 1 to this Registration Statement filed March 13, 1986), and Section 6 of the Underwriting and Indemnity Agreement By and Among John Hancock Series Trust, John Hancock Distributors, Inc., and John Hancock Mutual Life Insurance Company (Exhibit 6.b to Post-Effective Amendment No. 14 to this Registration Statement filed February 28, 1997).

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers, and controlling persons of the Registrant pursuant to the Registrant's By-Laws or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission (the "Commission"), such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, then the Registrant will, unless in the opinion of its counsel the matter has been settled by a controlling precedent, submit to a court of appropriate jurisdiction the question of whether indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Information pertaining to any business and other connections of Registrant's investment adviser, John Hancock, is hereby incorporated by reference from the section of Part A of this Form N-1A (the "Prospectus") captioned "Management,"
Item 7 of Part II of John Hancock's Form ADV [filed separately with the Commission (File No. 801-8352)]. Information pertaining to any business and other connections of Registrant's sub-investment advisers, Independence Investment Associates, LLC (formerly known as Independence Investment Associates, Inc.) ("IIA"), John Hancock Advisers LLC (formerly known as John Hancock Advisers Inc. ("Advisers"), Capital Guardian Trust Company ("Capital Guardian") T. Rowe Price Associates, Inc. ("T. Rowe Price"), Janus Capital Corporation ("Janus"), T. Rowe Price International, Inc. ("Price International"), Goldman Sachs Asset Management ("Goldman Sachs"), Morgan Stanley Investment Management, Inc. (formerly known as Morgan Stanley Dean Witter Investment Management, Inc.)("Morgan Stanley"), Mellon Bond Associates, LLP ("Mellon"), Alliance Capital Management L.P. ("Alliance"), Putnam Investment Management, LLC ("Putnam"), SSgA Funds Management, Inc. (formerly State Street Global Advisers, a divison of State Street Bank and Trust Company) ("SSgA") Standish Mellon Asset Management Company LLC, RREEF America L.L.C., Pacific Investment Management Company LLC, and Wellington Management Company, LLP ("Wellington"), is incorporated by reference from the section of the Prospectus captioned "Management" and Item 7 of Part II of the Forms ADV of IIA (File No. 801-15908), Advisers (File No. 801-8124), T. Rowe Price (File No. 801- 856),
Janus (File No. 801-13991), Putnam (File No. 801-7974), Price International (File No. 801-14713), Goldman Sachs (File No. 801-16048), Morgan Stanley (File No. 801-15757), Alliance (File No. 801-56720), Wellington (File No. 801-15908),
Capital Guardian (File No. 801-60145), Mellon (File No. 801-28576) and SSgA (File No. 60103) filed separately with the Commission. The other businesses, professions, vocations, and employment of a substantial nature, during the past two years, of the directors and officers of John Hancock, IIA, Advisers, T. Rowe Price, Janus, Goldman Sachs, Morgan Stanley, Alliance, SSgA and Wellington are hereby incorporated by reference, respectively, from Schedules A and D of John Hancock's Form ADV and from Schedules A and D of the Forms ADV of the sub-investment advisers.

ITEM 27. PRINCIPAL UNDERWRITERS

     (a) Signator Investors, Inc. ("Signator") acts as principal underwriter and distributor of the Registrant's shares on a best-efforts basis and receives no fee or commission for its underwriting and distribution services. Signator does not act as a principal underwriter, distributor, or investment advisor for any other investment company, except that Signator serves as the principal underwriter for the separate accounts referred to in the response to Item 24 above.

     (b) The name and principal business address of each officer, director, or partner of Signator as well as their positions and offices with Signator are hereby incorporated by reference from Schedules A and D of Signator's Form BD [filed separately with the Commission (Firm CRD No. 468)]. None of the directors or partners of Signator hold positions with the Registrant.

     (c) Not Applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

The following entities prepare, maintain, and preserve the records required by
Section 31(a) of the Act for the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed by the Rules and Regulations of the Commission under the Act and such records will be surrendered promptly on request:

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110 serves as custodian for the Registrant and in such capacity keeps records regarding securities in transfer, bank statements and cancelled checks.

John Hancock, John Hancock Place, P.O. Box 111, Boston, Massachusetts 02117, will serve as Registrant's transfer agent and investment adviser, and, in such capacities, will keep records regarding shareholders' account records, cancelled stock certificates, and all other records required by Section 31(a) of the Act.

IIA, 53 State Street, Boston, Massachusetts 02109, will serve as Registrant's subadvisor and, in such capacity, will keep records related to transactions in portfolio securities of the Growth & Income Fund, Large Cap Growth Fund, Managed Fund, Real Estate Equity Fund, International Equity Index Fund, and Short-Term Bond Fund.

Advisers, 101 Huntington Avenue, Boston, Massachusetts 02199, will serve as Registrant's subadvisor and, in such capacity, will keep records related to transactions in portfolio securities of the Active Bond Fund, (formerly known as "Sovereign Bond") and Small Cap Growth Fund.

SSgA, Two International Place, Boston, Massachusetts 02110, will serve as Registrant's subadvisor and, in such capacity, will keep records related to transactions in portfolio securities of the Equity Index Fund.

T. Rowe Price, 100 East Pratt Street, Baltimore, Maryland 21202, will serve as Registrant's subadvisor and, in such capacity, will keep records related to transactions in portfolio securities of the Small Cap Value Fund, Large Cap Value Fund, and the International Opportunities Fund.

Janus, 100 Fillmore Street, Denver, Colorado 80206, will serve as Registrant's subadvisor and, in such capacity, will keep records related to transactions in portfolio securities of the Mid Cap Growth Fund and the Large Cap Aggressive Growth Fund.

Goldman Sachs, 32 Old Slip, New York, New York 10005, will serve as Registrant's subadvisor and, in such capacity, will keep the records related to transactions in the portfolio securities of the Small/Mid Cap CORE Fund, and Large Cap Value CORE Fund.

Morgan Stanley, 1221 Avenue of the Americas, New York, New York 10020, will serve as Registrant's subadvisor and, in such capacity, will keep the records related to transactions in the portfolio securities of the Emerging Markets Equity Fund, and the Real Estate Equity Fund.

Mellon, One Mellon Bank Center, Suite 4135, Pittsburgh, Pennsylvania 15258, will serve as Registrant's subadvisor and, in such capacity, will keep the records related to transactions in the portfolio securities of the Bond Index Fund.

Wellington, 75 State Street, Boston, Massachusetts 02109, will serve as Registrant's subadvisor and, in such capacity, will keep the records related to transactions in the portfolio securities of the Health Sciences Fund, Small/Mid Cap Growth, High Yield Bond Fund, Money Market Fund, and Large/Mid Cap Value Fund.

Putnam, Putnam Investment Management LLC, One Post Office Square, Boston, Massachusetts 02109, will serve as Registrant's subadvisor and, in such capacity, will keep the records related to transactions of the Growth & Income Fund, Fundamental Growth Fund, and Health Sciences Fund.

Capital Guardian Trust Company, 333 South Hope Street, Los Angeles, California 90071, will serve as Registrant's subadvisor and in such capacity, will keep the records related to transactions of the Small Cap Equity Fund, Managed Fund, Overseas Equity Fund, and the Global Bond Fund.

Fidelity Management & Research Company, 82 Devonshire Street, Boston, Massachusetts 02019, will serve a Registrant's subadvisor and, in such capacity, will keep the records related to transactions of the Earnings Growth Fund.

Standish Mellon Asset Management Company LLC, One Boston Place, Suite 024-0344, Boston, MA 02108-4408, will serve as Registrant's subadvisor and, in such capacity, will keep the records related to transactions in the portfolio securities of the Bond Index Fund.

RREEF America L.L.C., 875 North Michigan Avenue, 41st Floor, Chicago, Illinois 60611, will serve as Registrant's subadvisor and, in such capacity, will keep the records related to transaction in the portfolio securities of the Real Estate Equity Fund.

Pacific Investment Management Company LLC, 840 Newport Center Drive, Suite 300, Newport Beach, CA 92660, will serve as Registrant's subadvisor and, in such capacity, will keep the records related to transaction in the portfolio securities of the Total Return Bond Fund.

Foley & Lardner, 3000 K Street, N.W., Suite 500, Washington, D.C., 20007-5109; serves as counsel to Registrant and, in such capacity, retains certain records of the Trust Governance Committee of Registrant.

ITEM 29. MANAGEMENT SERVICES

Not applicable.

ITEM 30. UNDERTAKINGS

Registrant undertakes to furnish to each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders, upon request and without charge.

                                  SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT HAS DULY CAUSED THIS AMENDMENT TO THE REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF BOSTON, AND THE COMMONWEALTH OF MASSACHUSETTS, ON THE 1st DAY OF MAY, 2003.

     John Hancock Variable Series Trust I

     By: /s/ Michele G. Van Leer
         -----------------------

     Michele G. Van Leer, Chairman and Chief Executive Officer

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS POST-EFFECTIVE AMENDMENT TO ITS REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.

     SIGNATURE                       DATE

     By: /s/ Raymond F. Skiba        May 1, 2003
         --------------------
     Raymond F. Skiba
     Treasurer (Principal Financial
     and Accounting Officer)



     By: /s/ Michele G. Van Leer     May 1, 2003
         -----------------------
     Michele G. Van Leer
     Chairman and Chief Executive Officer

For herself and as attorney-in-fact for:

Elizabeth G. Cook, Trustee

Diane C. Kessler, Trustee

Robert F. Verdonck, Trustee

Hassell H. McClellan, Trustee